UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.
ANNUAL REPORT                   JUNE 30, 2012

Strategic Inflation Opportunities Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	33
Report of Independent Registered Public Accounting Firm	35
Management	36
Approval of Management Agreement	39
Additional Information	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

Risk Aversion Took Center Stage

Market sentiment wavered between “risk on” and “risk off” during the 12-month period ended June 30, 2012. Nevertheless, persistent concerns about weakening global economies and Europe’s ongoing sovereign debt and banking crises overshadowed the periodic bouts of optimism that emerged. Overall, riskier assets, including global stocks and commodities, experienced sharp losses during the period, while higher-quality assets—including U.S. Treasury bonds, Treasury inflation-protected securities (TIPS), and the U.S. dollar—posted strong gains.

The period began with weak labor market and housing data, a first-ever U.S. credit-rating downgrade, and Europe’s expanding sovereign-debt crisis triggering recession fears and “risk-off” trading. Those fears subsided beginning in late 2011 as select economic data improved, and action by the European Central Bank calmed investors’ eurozone fears. But, beginning in April, slowing global growth, combined with ongoing problems in Europe, triggered another round of risk aversion.

Concerned about the economy, the Federal Reserve (the Fed) committed to keeping the federal funds rate target near zero until late 2014. In addition, the Fed extended “Operation Twist,” a stimulus strategy designed to reduce longer-term interest rates, through the end of 2012.

Inflation Tumbled on Weaker Commodity Prices

Commodity prices generally increased into early 2012, before tumbling on slowing demand and sluggish growth. Overall, Brent oil prices fell more than 13% for the period, while WTI crude futures declined 11%. Prices for other commodities also plunged; the S&P Goldman Sachs Commodities Index declined -10.74%.

In this environment of falling commodity prices and weakening economic outlooks, inflationary pressures eased. The 12-month change in the U.S. Consumer Price Index as of June 30, 2012, was 1.7%, compared with 3.6% a year earlier.

At the same time, ongoing concerns related to Europe’s debt and banking-sector solvency fueled demand for perceived “safe-haven” currencies. This helped the U.S. dollar increase in value versus the euro and other major currencies. The dollar’s strength also magnified the decline in commodity prices and stifled demand for gold.

12-Month Total Returns
As of June 30, 2012
S&P Goldman Sachs Commodities Index (total returns)	-10.74%
London Gold PM Fix, in U.S. dollars	6.18%
Barclays Global Treasury ex-U.S. Bond Index	0.73%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	11.66%
Barclays U.S. 1-3 Month Treasury Bill Index	0.04%
U.S. Dollar (Dollar Spot Index)	9.86%

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASIOX	-5.32%	1.10%(1)	4/30/10
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.04%	0.10%	—
Institutional Class	ASINX	-5.13%	1.26%(1)	4/30/10
A Class No sales charge* With sales charge*	ASIDX	-5.51% -10.92%	0.85%(1) -1.87%(1)	4/30/10
C Class	ASIZX	-6.33%	0.03%(1)	4/30/10
R Class	ASIUX	-5.78%	0.54%(1)	4/30/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010

(1)	From 4/30/10, the Investor Class’s inception date. Not annualized.

(2)	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.19%	0.99%	1.44%	2.19%	1.69%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Bill Martin, Brian Howell, John Lovito, and Federico Garcia Zamora

Performance Summary

For the 12 months ended June 30, 2012, Strategic Inflation Opportunities declined -5.32%.* The portfolio’s benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index, advanced 0.04% during the same period.

In general, concerns about the stalling global economic recovery, combined with worries about the stability of Europe’s sovereign debt and the solvency of its banking sector, helped trigger sharp losses among global stocks and other “riskier” assets during the 12-month period. In this environment, investors favored perceived “safe-haven” investments, including U.S. Treasury securities, particularly longer-term Treasuries, and the U.S. dollar. Despite waning inflation expectations during the period, the Treasury inflation-protected securities (TIPS) benchmark outpaced the nominal Treasury index and was among the leading performers in the taxable fixed-income universe.

The portfolio’s underperformance relative to its Treasury bill benchmark was primarily due to weak results from positions in commodities, foreign stocks, and foreign currencies, which lagged as risk aversion generally dominated during the period.

Current Inflation Slowed

Current inflation, as measured by the yearly change in the Consumer Price Index (CPI), increased 1.7% as of June 30, 2012, representing a decline of nearly 2 percentage points from the inflation rate a year earlier. Much of the slowdown in inflation was due to falling commodity prices, including oil. After generally rising through March 2012, oil prices fell 20% (Brent crude) during the final three months of the period, which led to an overall decline for the one-year period.

Bucking the general trend among commodities, gold bullion advanced during the 12-month period, but the gain was much more modest than in previous fiscal years. After rallying to a record high in August 2011, gold prices generally tumbled through the end of the fiscal year. The decline stemmed from waning demand triggered by a stronger U.S. dollar (gold is priced in dollars, so a stronger dollar makes it more expensive for foreign buyers) and declining inflation (rising inflation often triggers demand for gold from investors looking to hedge against the threat).

Inflation Outlook Eased

Longer-term inflation expectations also eased during the period, according to one market indicator. The yield difference (or breakeven rate) between 10-year TIPS and nominal 10-year Treasuries declined from 2.38 percentage points at the end of June 2011 to 2.10 percentage points at the end of June 2012. Theoretically, the 10-year breakeven rate reflects the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period.

*   All fund returns referenced in this commentary are for Investor Class shares.

Portfolio Positioning & Strategy

As of June 30, 2012, approximately 37% of Strategic Inflation Opportunities was invested in TIPS. The portfolio also had an additional small percentage of inflation-linked fixed income exposure in the form of inflation “swaps” (synthetic inflation-linked overlays for corporate and mortgage securities). Commodity-linked investments (including commodity exchange-traded funds—ETFs), domestic and foreign stocks, and foreign currency instruments generally comprised the remainder of the portfolio.

Within the portfolio’s inflation-linked allocation, TIPS outperformed the benchmark and contributed favorably to the portfolio’s relative performance. In addition, the investment team’s use of inflation swaps also contributed favorably to performance, as these securities outperformed short-maturity TIPS and the portfolio’s benchmark.

Within the commodities component, the portfolio was evenly weighted between futures and commodity-related stocks and ETFs, which generally detracted from performance. In terms of specific commodities exposure, the portfolio ended the period with overweight positions in gold and fertilizer companies and an underweight in oil. This positioning reflects the investment team’s outlook for weak economic growth, particularly among developed countries, and continued re-inflationary policies of lower interest rates and quantitative easing from the world’s central banks. A small weighting to global REITs (real estate investment trusts) contributed positively to performance, benefiting from the declining interest rate environment.

After specific currency positions performed well in late 2011 and early 2012, the investment team sold some of that currency exposure to lock in profits and reduce risk. However, remaining exposure to commodity-driven currencies in Canada, Sweden, Australia, New Zealand, and Norway dragged down overall performance. In addition, underweight positions in the outperforming Japanese yen and U.S. dollar detracted from results, while an underweight in the lagging euro helped.

Outlook

The portfolio’s investment team expects inflation to remain relatively contained in the near term, due to slowing economic growth, a weak labor market, and lower commodity prices. Longer term, though, the team believes record federal debt and historically low and highly stimulative interest rate levels eventually may result in higher inflation than what is currently priced into the U.S. Treasury market. The team believes this scenario underscores the importance of products designed to hedge against inflation and protect purchasing power, such as Strategic Inflation Opportunities.

Fund Characteristics

JUNE 30, 2012
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	46.2%
Domestic Common Stocks	11.3%
Foreign Common Stocks	5.8%
Commodity ETFs	14.6%
Commercial Paper	12.4%
Corporate Bonds	2.6%
Commercial Mortgage-Backed Securities	1.8%
Collateralized Mortgage Obligations	1.4%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	(0.3)%

Top Ten Stock Holdings	% of net assets
Chevron Corp.	1.0%
Exxon Mobil Corp.	1.0%
Schlumberger Ltd.	0.7%
Occidental Petroleum Corp.	0.5%
ConocoPhillips	0.5%
Apache Corp.	0.3%
Goldcorp, Inc. New York Shares	0.3%
Freeport-McMoRan Copper & Gold, Inc.	0.3%
Halliburton Co.	0.3%
Barrick Gold Corp.	0.3%

Geographic Composition of Stock Holdings	% of net assets
United States	11.3%
Canada	3.0%
Hong Kong	0.7%
Japan	0.5%
Other Countries	1.6%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$997.00	$5.41	1.09%
Institutional Class	$1,000	$997.60	$4.42	0.89%
A Class	$1,000	$996.00	$6.65	1.34%
C Class	$1,000	$991.00	$10.35	2.09%
R Class	$1,000	$994.00	$7.88	1.59%
Hypothetical
Investor Class	$1,000	$1,019.44	$5.47	1.09%
Institutional Class	$1,000	$1,020.44	$4.47	0.89%
A Class	$1,000	$1,018.20	$6.72	1.34%
C Class	$1,000	$1,014.47	$10.47	2.09%
R Class	$1,000	$1,016.96	$7.97	1.59%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2012

	Principal Amount/ Shares	Value
U.S. Treasury Securities — 46.2%
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13	$2,874,947	$2,946,596
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14	4,856,202	5,045,900
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	3,702,833	3,825,778
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14	2,203,147	2,336,369
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	3,415,977	3,633,212
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	6,322,245	6,570,690
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	4,096,210	4,459,429
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	3,333,888	3,692,541
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	2,579,792	2,688,223
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	478,489	548,356
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	3,650,848	4,217,872
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	2,025,940	2,141,165
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	164,735	188,287
U.S. Treasury Notes, 0.375%, 8/31/12	10,000,000	10,005,860
TOTAL U.S. TREASURY SECURITIES (Cost $52,077,088)		52,300,278
Common Stocks — 17.1%
CHEMICALS — 0.5%
Agrium, Inc.	1,967	174,020
Monsanto Co.	1,765	146,107
Mosaic Co. (The)	1,547	84,714
Potash Corp. of Saskatchewan, Inc.	4,419	$193,066
		597,907
ENERGY EQUIPMENT AND SERVICES — 2.0%
Baker Hughes, Inc.	4,867	200,034
Diamond Offshore Drilling, Inc.	1,751	103,537
Ensco plc Class A	3,416	160,450
Halliburton Co.	11,371	322,823
Nabors Industries Ltd.(2)	3,922	56,477
National Oilwell Varco, Inc.	3,542	228,246
Noble Corp.(2)	2,853	92,808
Oceaneering International, Inc.	2,102	100,602
Patterson-UTI Energy, Inc.	4,622	67,296
Rowan Cos. plc(2)	2,380	76,945
Schlumberger Ltd.	11,374	738,286
Tidewater, Inc.	1,616	74,918
Weatherford International Ltd.(2)	7,094	89,597
		2,312,019
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Wyndham Worldwide Corp.	2,239	118,085
HOUSEHOLD DURABLES — 0.2%
Lennar Corp., Class A	4,145	128,122
PulteGroup, Inc.(2)	11,680	124,976
		253,098
METALS AND MINING — 2.3%
Allied Nevada Gold Corp.(2)	3,150	89,355
B2Gold Corp.(2)	35,517	106,750
Barrick Gold Corp.	8,146	306,045
BHP Billiton Ltd. ADR	833	54,395
Detour Gold Corp.(2)	2,169	43,695
Eldorado Gold Corp.	1,982	24,412
First Majestic Silver Corp.(2)	1,994	28,813
Franco-Nevada Corp.	3,170	143,352
Freeport-McMoRan Copper & Gold, Inc.	10,049	342,369
Goldcorp, Inc. New York Shares	9,336	350,847
Kinross Gold Corp. New York Shares	8,063	65,713
New Gold, Inc.(2)	8,120	77,444
Newmont Mining Corp.	4,317	209,418
Osisko Mining Corp.(2)	9,846	67,697
Royal Gold, Inc.	739	57,938

Principal Amount/ Shares	Value
Sandstorm Gold Ltd.(2)	8,636	$70,405
Silver Wheaton Corp.	4,795	128,698
SunCoke Energy, Inc.(2)	2,353	34,471
Tahoe Resources, Inc.(2)	6,116	84,522
Teck Resources Ltd.	4,267	132,021
Torex Gold Resources, Inc.(2)	13,663	22,143
Yamana Gold, Inc. New York Shares	9,279	142,897
		2,583,400
OIL, GAS AND CONSUMABLE FUELS — 7.0%
Alpha Natural Resources, Inc.(2)	3,765	32,793
Anadarko Petroleum Corp.	3,957	261,953
Apache Corp.	4,312	378,982
Cabot Oil & Gas Corp.	1,546	60,912
Canadian Natural Resources Ltd.	5,562	149,340
Canadian Oil Sands Ltd.	3,618	70,079
Chesapeake Energy Corp.	5,968	111,005
Chevron Corp.	10,464	1,103,952
Cimarex Energy Co.	1,012	55,781
Cobalt International Energy, Inc.(2)	2,652	62,322
ConocoPhillips	10,153	567,350
Continental Resources, Inc.(2)	911	60,691
Denbury Resources, Inc.(2)	4,275	64,595
Devon Energy Corp.	4,044	234,512
Encana Corp.	8,354	174,014
Energy Transfer Equity LP	1,452	59,561
EOG Resources, Inc.	2,901	261,409
Exxon Mobil Corp.	12,897	1,103,596
Forest Oil Corp.(2)	3,215	23,566
Hess Corp.	3,881	168,629
Marathon Oil Corp.	7,771	198,704
Marathon Petroleum Corp.	3,347	150,347
Newfield Exploration Co.(2)	1,179	34,556
Noble Energy, Inc.	1,600	135,712
Occidental Petroleum Corp.	6,874	589,583
Peabody Energy Corp.	2,232	54,729
Phillips 66(2)	6,017	200,005
Pinecrest Energy, Inc.(2)	24,948	43,373
Pioneer Natural Resources Co.	742	65,452
Plains Exploration & Production Co.(2)	1,702	59,876
Range Resources Corp.	1,669	103,261
Renegade Petroleum Ltd.(2)	19,080	48,726
Southwestern Energy Co.(2)	2,776	$88,638
Spectra Energy Corp.	4,923	143,062
Suncor Energy, Inc.	10,086	291,990
Sunoco, Inc.	2,074	98,515
Talisman Energy, Inc.	1,430	16,391
Talisman Energy, Inc., New York shares	7,515	86,122
TransCanada Corp.	1,078	45,181
Valero Energy Corp.	7,251	175,112
Whiting Petroleum Corp.(2)	1,442	59,295
Williams Cos., Inc. (The)	4,659	134,272
WPX Energy, Inc.(2)	3,731	60,368
		7,888,312
PAPER AND FOREST PRODUCTS†
Domtar Corp.	505	38,739
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.4%
Advance Residence Investment Corp.	17	33,028
American Tower Corp.	3,726	260,485
Apartment Investment & Management Co., Class A	4,929	133,231
Camden Property Trust	2,048	138,588
Capital Property Fund	21,965	26,885
CDL Hospitality Trusts	29,000	44,859
CFS Retail Property Trust	40,739	81,022
Derwent London plc	2,859	83,068
Extra Space Storage, Inc.	4,272	130,723
Frasers Centrepoint Trust	34,000	44,883
Goodman Group	21,812	82,677
Great Portland Estates plc	13,149	81,387
Hammerson plc	13,661	95,228
Health Care REIT, Inc.	3,108	181,196
Highwoods Properties, Inc.	3,677	123,731
Host Hotels & Resorts, Inc.	4,546	71,918
Japan Real Estate Investment Corp.	5	45,968
Japan Retail Fund Investment Corp.	24	38,056
Kilroy Realty Corp.	2,544	123,155
Klepierre	3,468	114,279
Link Real Estate Investment Trust (The)	36,500	149,228
Newcastle Investment Corp.	10,162	68,085
Nippon Building Fund, Inc.	5	48,415
Public Storage	1,584	228,745
Rayonier, Inc.	3,247	145,790
RioCan Real Estate Investment Trust	1,935	52,647
Simon Property Group, Inc.	1,520	236,603

Principal Amount/ Shares	Value
Taubman Centers, Inc.	1,829	$141,126
UDR, Inc.	5,562	143,722
United Urban Investment Corp.	32	34,522
Ventas, Inc.	3,442	217,259
Westfield Group	18,173	177,054
Westfield Retail Trust	23,243	68,136
Weyerhaeuser Co.	9,025	201,799
		3,847,498
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 1.5%
Ayala Land, Inc.	69,300	35,652
BR Malls Participacoes SA	5,600	63,430
Brookfield Asset Management, Inc. Class A	5,268	174,371
Cheung Kong Holdings Ltd.	3,000	37,033
China Overseas Grand Oceans Group Ltd.	45,500	41,001
China Overseas Land & Investment Ltd.	42,000	98,527
Daito Trust Construction Co. Ltd.	500	47,431
Daiwa House Industry Co. Ltd.	3,000	42,590
Global Logistic Properties Ltd.(2)	49,000	81,630
Growthpoint Properties Ltd.	17,462	49,195
GSW Immobilien AG	1,833	62,624
Hang Lung Properties Ltd.	10,000	34,040
Keppel Land Ltd.	18,000	46,264
Mitsubishi Estate Co. Ltd.	7,000	125,574
Mitsui Fudosan Co. Ltd.	5,000	96,994
New World Development Co. Ltd.	60,000	70,835
PT Ciputra Development Tbk	393,500	27,363
PT Lippo Karawaci Tbk	223,500	19,092
Shimao Property Holdings Ltd.	44,500	68,911
SM Prime Holdings, Inc.	107,000	33,295
Sobha Developers Ltd.	1,701	10,381
Sumitomo Realty & Development Co. Ltd.	3,000	73,815
Sun Hung Kai Properties Ltd.	8,000	94,931
Swire Properties Ltd.	19,961	60,120
TAG Immobilien AG	8,494	79,817
Wheelock & Co. Ltd.	20,000	75,995
		1,650,911
TRADING COMPANIES AND DISTRIBUTORS — 0.1%
Noble Group Ltd.	80,290	$71,685
TOTAL COMMON STOCKS (Cost $20,282,127)		19,361,654
Commodity ETFs — 14.6%
iShares S&P GSCI Commodity Indexed Trust(2)	262,373	7,986,634
PowerShares DB Commodity Index Tracking Fund(2)	200,812	5,170,909
SPDR Gold Shares(2)	10,882	1,688,778
Sprott Physical Gold Trust(2)	124,062	1,710,815
TOTAL COMMODITY ETFs (Cost $17,688,501)		16,557,136
Commercial Paper(3) — 12.4%
BASF SE, 0.16%, 7/24/12(4)	$2,000,000	1,999,833
BP Capital Markets plc, 0.17%, 8/22/12(4)	750,000	749,820
City of Austin, 0.20%, 8/15/12	2,011,000	2,010,598
CRC Funding LLC, 0.46%, 7/9/12(4)	1,300,000	1,299,937
Govco LLC, 0.47%, 7/5/12(4)	2,000,000	1,999,926
Nestle Finance International Ltd., 0.18%, 8/30/12	2,000,000	1,999,549
Sanofi, 0.16%, 9/14/12(4)	2,000,000	1,999,229
Thunder Bay Funding LLC, 0.18%, 8/14/12(4)	2,000,000	1,999,385
TOTAL COMMERCIAL PAPER (Cost $14,058,170)		14,058,277
Corporate Bonds — 2.6%
AUTO COMPONENTS — 0.1%
Visteon Corp., 6.75%, 4/15/19	70,000	68,425
AUTOMOBILES — 0.1%
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	70,000	76,266
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	100,000	106,492
		182,758
BEVERAGES†
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	30,000	35,828
CHEMICALS — 0.2%
Ashland, Inc., 9.125%, 6/1/17	170,000	187,850
CF Industries, Inc., 6.875%, 5/1/18	25,000	29,719
		217,569

Principal Amount/ Shares	Value
COMMERCIAL BANKS†
Capital One Financial Corp., 2.125%, 7/15/14	$50,000	$50,456
CONSUMER FINANCE — 0.1%
CIT Group, Inc., 4.75%, 2/15/15(4)	75,000	77,063
Credit Suisse (New York), 5.50%, 5/1/14	20,000	21,214
		98,277
CONTAINERS AND PACKAGING — 0.1%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(4)	70,000	74,725
Ball Corp., 7.125%, 9/1/16	70,000	76,562
		151,287
DIVERSIFIED FINANCIAL SERVICES — 0.2%
Ally Financial, Inc., 8.30%, 2/12/15	70,000	76,475
Citigroup, Inc., 6.00%, 12/13/13	60,000	63,083
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	45,000	45,057
Morgan Stanley, 5.625%, 9/23/19	20,000	19,835
UBS AG (Stamford Branch), 2.25%, 8/12/13	40,000	40,136
		244,586
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
CenturyLink, Inc., Series L, 7.875%, 8/15/12	30,000	30,213
Cincinnati Bell, Inc., 8.25%, 10/15/17	70,000	73,150
Frontier Communications Corp., 6.25%, 1/15/13	50,000	51,281
Windstream Corp., 7.875%, 11/1/17	30,000	32,850
		187,494
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 9.75%, 4/15/16	70,000	83,300
FOOD PRODUCTS†
Tyson Foods, Inc., 6.85%, 4/1/16	20,000	22,975
HEALTH CARE PROVIDERS AND SERVICES — 0.1%
DaVita, Inc., 6.375%, 11/1/18	25,000	25,875
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(4)	70,000	73,150
Universal Health Services, Inc., 7.125%, 6/30/16	40,000	44,800
		143,825
HOTELS, RESTAURANTS AND LEISURE†
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, 11/1/17	$50,000	$55,250
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(4)	70,000	70,088
INSURANCE — 0.1%
International Lease Finance Corp., 4.875%, 4/1/15	70,000	70,400
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22(4)	70,000	71,575
International Business Machines Corp., 1.95%, 7/22/16	50,000	51,505
		123,080
MEDIA — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	70,000	76,650
DISH DBS Corp., 7.00%, 10/1/13	50,000	52,750
Sirius XM Radio, Inc., 8.75%, 4/1/15(4)	70,000	79,100
		208,500
METALS AND MINING†
Barrick Gold Corp., 2.90%, 5/30/16	30,000	31,509
MULTI-UTILITIES — 0.2%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(4)	45,000	48,825
Calpine Corp., 7.25%, 10/15/17(4)	70,000	75,600
CMS Energy Corp., 4.25%, 9/30/15	30,000	31,345
CMS Energy Corp., 8.75%, 6/15/19	25,000	30,980
DTE Energy Co., 1.17%, 6/3/13	40,000	40,076
		226,826
OIL, GAS AND CONSUMABLE FUELS — 0.2%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	70,000	60,025
Anadarko Petroleum Corp., 5.95%, 9/15/16	20,000	22,725
Newfield Exploration Co., 6.875%, 2/1/20	50,000	53,500

Principal Amount/ Shares	Value
Peabody Energy Corp., 7.375%, 11/1/16	$30,000	$33,150
Peabody Energy Corp., 6.50%, 9/15/20	30,000	30,525
		199,925
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 8.25%, 5/1/16(4)	80,000	88,326
PERSONAL PRODUCTS†
Procter & Gamble Co. (The), 0.70%, 8/15/14	50,000	50,161
PHARMACEUTICALS — 0.1%
Valeant Pharmaceuticals International, 6.50%, 7/15/16(4)	70,000	73,500
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Developers Diversified Realty Corp., 5.375%, 10/15/12	40,000	40,048
ERP Operating LP, 5.20%, 4/1/13	25,000	25,750
Reckson Operating Partnership LP, 6.00%, 3/31/16	50,000	53,198
		118,996
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	70,000	76,300
TEXTILES, APPAREL AND LUXURY GOODS†
Gap, Inc. (The), 5.95%, 4/12/21	10,000	10,390
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Sprint Nextel Corp., 6.00%, 12/1/16	70,000	67,375
TOTAL CORPORATE BONDS(Cost $2,882,165)		2,957,406
Commercial Mortgage-Backed Securities(5) — 1.8%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	150,000	156,760
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	29,781	30,064
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 7/1/12	100,000	111,802
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 7/1/12	$75,000	$80,469
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, VRN, 5.43%, 7/1/12	25,000	25,641
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	95,685	96,926
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 7/10/12	200,000	215,974
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 7/1/12	200,000	214,530
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	200,000	216,460
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	75,000	78,722
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	155,000	162,256
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.45%, 7/11/12	150,000	159,830
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 7/11/12	25,000	26,687
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40	85,000	84,426
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 7/11/12	125,000	134,482
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 7/11/12	75,000	81,656

Principal Amount/ Shares	Value
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	$21,489	$21,721
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 7/1/12	100,000	108,730
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,966,800)		2,007,136
Collateralized Mortgage Obligations(5) — 1.4%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	20,965	21,818
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	22,530	23,132
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.52%, 7/1/12	122,874	106,087
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 7/1/12	102,546	98,492
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	18,104	18,929
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	20,907	21,698
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.72%, 7/1/12	35,283	27,142
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	53,916	56,691
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.00%, 7/1/12	47,458	49,535
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	33,298	35,127
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	$28,828	$30,365
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	127,282	126,117
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	18,974	18,973
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	41,770	42,392
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-6, Class A1 SEQ, 5.25%, 8/25/35	36,645	36,743
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 7/1/12	46,509	46,167
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.75%, 7/1/12	117,390	118,610
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	90,350	89,666
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	118,128	115,960
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	71,153	71,549
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A15 SEQ, 6.00%, 8/25/36	38,913	39,310
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	45,891	44,842
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.41%, 7/1/12	35,941	33,821
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	106,431	106,359

	Principal Amount/ Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	$37,081	$38,515
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.07%, 7/1/12	14,752	14,901
		1,432,941
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	136,693	148,732
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,558,789)		1,581,673

	Shares	Value
Temporary Cash Investments — 4.2%
SSgA U.S. Government Money Market Fund (Cost $4,723,508)	4,723,508	$4,723,508
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $115,237,148)		113,547,068
OTHER ASSETS AND LIABILITIES — (0.3)%		(391,775)
TOTAL NET ASSETS — 100.0%		$113,155,293

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,223,200	CHF for EUR	UBS AG	7/27/12	$1,289,437	$(17,820)
320,538	EUR for CHF	Deutsche Bank	7/27/12	405,718	2,593
538,139	EUR for SEK	Deutsche Bank	7/27/12	681,143	11,322
536,677	EUR for SEK	UBS AG	7/27/12	679,294	4,905
4,842,300	SEK for EUR	UBS AG	7/27/12	699,392	27,736
34,900	AUD for USD	Barclays Bank plc	7/27/12	35,639	1,845
17,400	AUD for USD	Barclays Bank plc	7/27/12	17,768	(235)
1,000	AUD for USD	HSBC Holdings plc	7/27/12	1,021	(4)
455,500	AUD for USD	Westpac Group	7/27/12	465,145	(2,243)
1,054,500	BRL for USD	Barclays Bank plc	7/27/12	522,321	(38,375)
46,100	CAD for USD	Barclays Bank plc	7/27/12	45,257	(1,631)
200,600	CAD for USD	Barclays Bank plc	7/27/12	196,930	1,047
78,600	CAD for USD	Barclays Bank plc	7/27/12	77,162	1,691
4,807,200	CAD for USD	Barclays Bank plc	7/27/12	4,719,260	(140,375)
114,500	CAD for USD	HSBC Holdings plc	7/27/12	112,405	(2,970)
45,200	CHF for USD	Barclays Bank plc	7/27/12	47,648	562
2,600	CHF for USD	HSBC Holdings plc	7/27/12	2,741	(126)
115,821,000	CLP for USD	Barclays Bank plc	7/27/12	230,567	(5,441)
819,000	CNY for USD	HSBC Holdings plc	7/27/12	129,210	9
33,823,000	CNY for USD	HSBC Holdings plc	7/27/12	5,336,088	(22,860)
204,847,992	COP for USD	Barclays Bank plc	7/27/12	114,362	(270)
95,700	EUR for USD	Barclays Bank plc	7/27/12	121,131	1,513
2,694,278	EUR for USD	Barclays Bank plc	7/27/12	3,410,253	(127,738)
31,500	EUR for USD	Barclays Bank plc	7/27/12	39,871	(1,889)
29,800	EUR for USD	HSBC Holdings plc	7/27/12	37,719	(1,741)
73,900	EUR for USD	HSBC Holdings plc	7/27/12	93,538	(923)
64,000	EUR for USD	HSBC Holdings plc	7/27/12	81,007	(3,090)
5,600	EUR for USD	Westpac Group	7/27/12	7,088	22
17,000	GBP for USD	Barclays Bank plc	7/27/12	26,623	457
400	GBP for USD	Barclays Bank plc	7/27/12	626	4

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
7,800	GBP for USD	Barclays Bank plc	7/27/12	$12,215	$(448)
274,300	GBP for USD	Deutsche Bank	7/27/12	429,570	(7,206)
8,100	GBP for USD	HSBC Holdings plc	7/27/12	12,685	(214)
2,731,000	HKD for USD	Westpac Group	7/27/12	352,051	(39)
3,413,969,974	IDR for USD	UBS AG	7/27/12	362,880	(6,670)
1,105,600	ILS for USD	UBS AG	7/27/12	282,453	(10,437)
32,459,000	INR for USD	UBS AG	7/27/12	582,388	(35,887)
302,000	JPY for USD	Barclays Bank plc	7/27/12	3,779	23
6,873,000	JPY for USD	Barclays Bank plc	7/27/12	86,012	(538)
29,613,342	JPY for USD	Barclays Bank plc	7/27/12	370,595	3,347
3,281,000	JPY for USD	HSBC Holdings plc	7/27/12	41,060	471
57,580,006	KRW for USD	HSBC Holdings plc	7/27/12	50,217	1,098
1,199,460,000	KRW for USD	HSBC Holdings plc	7/27/12	1,046,077	(3,458)
2,000,000	MXN for USD	Barclays Bank plc	7/27/12	149,577	5,637
1,500,000	MXN for USD	Barclays Bank plc	7/27/12	112,183	5,236
1,700,000	MXN for USD	Barclays Bank plc	7/27/12	127,140	7,917
1,000,000	MXN for USD	Barclays Bank plc	7/27/12	74,788	3,164
38,262,000	MXN for USD	Barclays Bank plc	7/27/12	2,861,554	(39,434)
1,819,900	MYR for USD	Westpac Group	7/27/12	575,421	(16,147)
329,300	NOK for USD	Barclays Bank plc	7/27/12	55,310	1,300
146,900	NOK for USD	Barclays Bank plc	7/27/12	24,674	(877)
4,279,300	NOK for USD	Deutsche Bank	7/27/12	718,756	(24,436)
18,200	NZD for USD	Barclays Bank plc	7/27/12	14,545	800
8,100	NZD for USD	Barclays Bank plc	7/27/12	6,473	(121)
1,700	NZD for USD	HSBC Holdings plc	7/27/12	1,359	(20)
214,300	NZD for USD	Westpac Group	7/27/12	171,266	(3,848)
10,434,000	PHP for USD	Westpac Group	7/27/12	248,409	4,567
29,999	PLN for USD	Deutsche Bank	7/27/12	8,978	(376)
9,463,000	RUB for USD	UBS AG	7/27/12	291,205	(24,319)
620,200	SEK for USD	Barclays Bank plc	7/27/12	89,578	3,348
7,236,500	SEK for USD	Barclays Bank plc	7/27/12	1,045,195	(21,962)
300,500	SEK for USD	Barclays Bank plc	7/27/12	43,402	(1,150)
27,300	SEK for USD	HSBC Holdings plc	7/27/12	3,943	(104)
588,100	SGD for USD	HSBC Holdings plc	7/27/12	464,256	(6,224)
14,556,000	THB for USD	Westpac Group	7/27/12	459,854	(10,833)
67,000	TRY for USD	Deutsche Bank	7/27/12	36,840	199
21,571,000	TWD for USD	HSBC Holdings plc	7/27/12	723,393	(10,065)
				$31,566,445	$(501,731)

(Value on Settlement Date $32,068,176)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,019,045	EUR for CHF	UBS AG	7/27/12	$1,289,845	$17,412
384,800	CHF for EUR	Deutsche Bank	7/27/12	405,637	(2,512)
4,718,400	SEK for EUR	Deutsche Bank	7/27/12	681,496	(11,675)
4,803,800	SEK for EUR	UBS AG	7/27/12	693,831	(19,442)
536,127	EUR for SEK	UBS AG	7/27/12	678,597	(6,942)
6,300	AUD for USD	Barclays Bank plc	7/27/12	6,433	(103)
26,200	CAD for USD	Barclays Bank plc	7/27/12	25,721	(188)
16,700	CAD for USD	HSBC Holdings plc	7/27/12	16,394	522
3,700	CHF for USD	Barclays Bank plc	7/27/12	3,900	187
800	CHF for USD	Barclays Bank plc	7/27/12	843	(12)
257,833	CHF for USD	UBS AG	7/27/12	271,795	9,798
1,004,009	CZK for USD	Deutsche Bank	7/27/12	49,782	3,498
19,900	EUR for USD	Barclays Bank plc	7/27/12	25,188	(363)
8,700	GBP for USD	HSBC Holdings plc	7/27/12	13,625	482
6,833,467	HUF for USD	Deutsche Bank	7/27/12	30,162	(268)
7,145,000	JPY for USD	Barclays Bank plc	7/27/12	89,416	1,986
1,632,000	JPY for USD	Barclays Bank plc	7/27/12	20,424	48
3,670,000	JPY for USD	HSBC Holdings plc	7/27/12	45,928	(129)
33,824,000	JPY for USD	Westpac Group	7/27/12	423,289	6,495
23,700	NOK for USD	Barclays Bank plc	7/27/12	3,981	(63)
5,100	NOK for USD	HSBC Holdings plc	7/27/12	857	33
9,200	NZD for USD	Barclays Bank plc	7/27/12	7,352	(84)
194,000	PEN for USD	Barclays Bank plc	7/27/12	72,639	142
144,800	SEK for USD	Barclays Bank plc	7/27/12	20,914	(390)
176,000	ZAR for USD	Deutsche Bank	7/27/12	21,452	799
				$4,899,501	$(769)

(Value on Settlement Date $4,898,732)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
10	U.S. Treasury 5-Year Notes	September 2012	$1,239,688	$(491)

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$925,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	$(5,715)
Bank of America N.A.	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.97%	12/21/16	473
Barclays Bank plc	700,000	U.S. CPI Urban Consumers NSA Index	Receive	1.84%	8/4/13	(6,349)
Barclays Bank plc	800,000	U.S. CPI Urban Consumers NSA Index	Receive	1.29%	8/31/13	3,359
Barclays Bank plc	500,000	U.S. CPI Urban Consumers NSA Index	Receive	1.58%	9/6/13	(846)
Barclays Bank plc	900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(6,343)
Barclays Bank plc	2,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.52%	5/13/16	(55,648)
						$(71,069)

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
BRL = Brazilian Real
CAD = Canadian Dollar
CHF = Swiss Franc
CLP = Chilean Peso
CNY = Chinese Yuan
COP = Colombian Peso
CPI = Consumer Price Index
CZK = Czech Koruna
DB = Deutsche Bank
ETF = Exchange-Traded Fund
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
GBP = British Pound
GSCI = Goldman Sachs Commodities Index
HKD = Hong Kong Dollar
HUF = Hungarian Forint
IDR = Indonesian Rupiah
ILS = Israeli Shekel
INR = Indian Rupee
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. — UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MXN = Mexican Peso
MYR = Malaysian Ringgit
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
NZD = New Zealand Dollar
PEN = Peruvian Nuevo Sol
PHHMC = PHH Mortgage Corporation
PHP = Philippine Peso
PLN = Polish Zloty
REIT = Real Estate Investment Trust
RUB = Russian Rouble
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
SPDR = Standard & Poor’s Depositary Receipts
THB = Thai Baht
TRY = Turkish Lira
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR = South African Rand
† Category is less than 0.05% of total net assets.
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $20,786

(2)	Non-income producing.
(3)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $10,780,082, which represented 9.5% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $115,237,148)	$113,547,068
Foreign currency holdings, at value (cost of $8,764)	8,770
Receivable for investments sold	105,661
Receivable for capital shares sold	286,572
Unrealized gain on forward foreign currency exchange contracts	132,215
Swap agreements, at value	3,832
Dividends and interest receivable	342,007
114,426,125

Liabilities
Payable for investments purchased	196,834
Payable for capital shares redeemed	250,826
Payable for variation margin on futures contracts	2,109
Unrealized loss on forward foreign currency exchange contracts	634,715
Swap agreements, at value	74,901
Accrued management fees	97,794
Distribution and service fees payable	13,521
Accrued foreign taxes	132
1,270,832

Net Assets	$113,155,293

Net Assets Consist of:
Capital (par value and paid-in surplus)	$117,350,264
Undistributed net investment income	294,710
Accumulated net realized loss	(2,225,563)
Net unrealized depreciation	(2,264,118)
$113,155,293

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$65,968,178	6,605,013	$9.99
Institutional Class, $0.01 Par Value	$7,078,141	708,306	$9.99
A Class, $0.01 Par Value	$31,305,373	3,141,116	$9.97	*
C Class, $0.01 Par Value	$8,667,086	875,027	$9.90
R Class, $0.01 Par Value	$136,515	13,727	$9.94

*Maximum offering price $10.58 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,650)	$370,311
Interest	880,077
1,250,388

Expenses:
Management fees	1,117,460
Distribution and service fees:
A Class	83,592
C Class	76,395
R Class	661
Directors’ fees and expenses	7,765
Other expenses	703
1,286,576
Fees waived	(11,929)
1,274,647

Net investment income (loss)	(24,259)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $916)	(2,015,561)
Futures contract transactions	84,077
Swap agreement transactions	6,500
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $2,719)	(856,248)
(2,781,232)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(132))	(2,844,286)
Futures contracts	23,132
Swap agreements	(94,506)
Translation of assets and liabilities in foreign currencies	(325,961)
(3,241,621)

Net realized and unrealized gain (loss)	(6,022,853)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,047,112)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$(24,259)	$502,933
Net realized gain (loss)	(2,781,232)	1,141,612
Change in net unrealized appreciation (depreciation)	(3,241,621)	1,174,865
Net increase (decrease) in net assets resulting from operations	(6,047,112)	2,819,410

Distributions to Shareholders
From net investment income:
Investor Class	(674,472)	(262,159)
Institutional Class	(75,987)	(27,223)
A Class	(369,850)	(40,461)
C Class	(34,670)	(2,042)
R Class	(1,046)	(682)
From net realized gains:
Investor Class	(145,643)	(1,772)
Institutional Class	(13,696)	(176)
A Class	(85,639)	(301)
C Class	(18,728)	(65)
R Class	(338)	(11)
Decrease in net assets from distributions	(1,420,069)	(334,892)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	24,791,565	85,289,192

Net increase (decrease) in net assets	17,324,384	87,773,710

Net Assets
Beginning of period	95,830,909	8,057,199
End of period	$113,155,293	$95,830,909

Undistributed net investment income	$294,710	$1,149,729

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Inflation Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total real return (total return reduced by the expected impact of inflation). The fund pursues its objective by diversifying investments among U.S. Treasury inflation-indexed and other U.S. fixed-income securities, commodity-related investments, and non-U.S. dollar investments.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Commodity Exchange-Traded Funds — The fund may invest in exchange-traded funds of underlying commodities (Commodity ETFs). Commodity ETFs are a type of index fund bought and sold on a securities exchange. A Commodity ETF trades like common stock and represents a portfolio designed to track the performance of a particular index of a physical commodity or group of physical commodities. The fund may purchase a Commodity ETF to gain exposure to the underlying physical commodities. The risks of owning a Commodity ETF generally reflect the risks of owning the underlying commodities they are designed to track, although a lack of liquidity on a Commodity ETF could result in it being more volatile. Commodities markets have historically been extremely volatile. Additionally, Commodity ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From July 1, 2011 through July 31, 2011, the investment advisor voluntarily agreed to waive 0.14% of its management fee. The total amount of the waiver for each class for the year ended June 30, 2012 was $6,607, $649, $3,888, $770 and $15 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended June 30, 2012 was 1.08% for the Investor Class, A Class, C Class and R Class and 0.88% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended June 30, 2012 was 1.07% for the Investor Class, A Class, C Class and R Class and 0.87% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2012 totaled $84,484,613, of which $29,715,298 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 totaled $63,181,404, of which $19,476,997 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		100,000,000
Sold	3,937,761	$40,224,169	5,132,386	$53,442,644
Issued in reinvestment of distributions	66,304	673,816	20,247	208,747
Redeemed	(2,414,685)	(24,702,735)	(558,637)	(5,883,794)
	1,589,380	16,195,250	4,593,996	47,767,597
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	278,083	2,856,280	507,900	5,293,580
Issued in reinvestment of distributions	8,781	89,442	2,657	27,389
Redeemed	(85,296)	(866,892)	(18,819)	(194,968)
	201,568	2,078,830	491,738	5,126,001
A Class/Shares Authorized	50,000,000		50,000,000
Sold	1,815,215	18,816,025	2,808,724	29,927,433
Issued in reinvestment of distributions	41,547	422,365	3,820	39,392
Redeemed	(1,560,940)	(15,827,678)	(318,950)	(3,325,657)
	295,822	3,410,712	2,493,594	26,641,168
C Class/Shares Authorized	50,000,000		50,000,000
Sold	460,021	4,733,335	581,308	6,194,946
Issued in reinvestment of distributions	4,733	47,890	191	1,964
Redeemed	(169,032)	(1,695,509)	(39,398)	(408,295)
	295,722	3,085,716	542,101	5,788,615
R Class/Shares Authorized	50,000,000		50,000,000
Sold	1,996	20,087	1,569	16,618
Issued in reinvestment of distributions	136	1,384	67	693
Redeemed	(41)	(414)	(5,000)	(51,500)
	2,091	21,057	(3,364)	(34,189)
Net increase (decrease)	2,384,583	$24,791,565	8,118,065	$85,289,192

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$52,300,278	—
Domestic Common Stocks	$12,668,139	89,355	—
Foreign Common Stocks	2,890,423	3,713,737	—
Commodity ETFs	16,557,136	—	—
Commercial Paper	—	14,058,277	—
Corporate Bonds	—	2,957,406	—
Commercial Mortgage-Backed Securities	—	2,007,136	—
Collateralized Mortgage Obligations	—	1,581,673	—
Temporary Cash Investments	4,723,508	—	—
Total Value of Investment Securities	$36,839,206	$76,707,862	—

Other Financial Instruments
Futures Contracts	$(491)	—	—
Swap Agreements	—	$(71,069)	—
Forward Foreign Currency Exchange Contracts	—	(502,500)
Total Unrealized Gain (Loss) on Other Financial Instruments	$(491)	$(573,569)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first two months of the reporting period and regularly purchased interest rate risk derivative instruments during the last six months of the reporting period. The amounts held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the last six months of the period, though the amount is lower than the typical volume during the first two months of the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$132,215	Unrealized loss on forward foreign currency exchange contracts	$634,715
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2,109
Other Contracts	Swap agreements	3,832	Swap agreements	74,901
		$136,047		$711,725

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2012

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(853,228)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(326,074)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	84,077	Change in net unrealized appreciation (depreciation) on futures contracts	23,132
Other Contracts	Net realized gain (loss) on swap agreement transactions	6,500	Change in net unrealized appreciation (depreciation) on swap agreements	(94,506)
		$(762,651)		$(397,448)

8. Risk Factors

The fund may concentrate its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$1,340,221	$332,567
Long-term capital gains	$79,848	$2,325

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$115,779,774
Gross tax appreciation of investments	$1,489,486
Gross tax depreciation of investments	(3,722,192)
Net tax appreciation (depreciation) of investments	$(2,232,706)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(157,601)
Other book-to-tax adjustments	(27,537)
Net tax appreciation (depreciation)	$(2,417,844)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(1,123,129)
Post-October capital loss deferral	$(653,998)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, futures contracts and investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The loss deferral represents certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.71	0.01	(0.57)	(0.56)	(0.13)	(0.03)	(0.16)	$9.99	(5.32)%	1.08%	1.09%	0.12%	0.11%	80%	$65,968
2011	$9.59	0.12	1.10	1.22	(0.10)	—(4)	(0.10)	$10.71	12.78%	0.95%	1.09%	1.27%	1.13%	52%	$53,696
2010(5)	$10.00	0.01	(0.42)	(0.41)	—	—	—	$9.59	(4.10)%	0.95%(6)	1.09%(6)	0.79%(6)	0.65%(6)	0%	$4,044
Institutional Class
2012	$10.71	0.04	(0.58)	(0.54)	(0.15)	(0.03)	(0.18)	$9.99	(5.13)%	0.88%	0.89%	0.32%	0.31%	80%	$7,078
2011	$9.59	0.15	1.09	1.24	(0.12)	—(4)	(0.12)	$10.71	12.93%	0.75%	0.89%	1.47%	1.33%	52%	$5,428
2010(5)	$10.00	0.02	(0.43)	(0.41)	—	—	—	$9.59	(4.10)%	0.75%(6)	0.89%(6)	0.99%(6)	0.85%(6)	0%	$144
A Class
2012	$10.69	(0.02)	(0.56)	(0.58)	(0.11)	(0.03)	(0.14)	$9.97	(5.51)%	1.33%	1.34%	(0.13)%	(0.14)%	80%	$31,305
2011	$9.58	0.13	1.06	1.19	(0.08)	—(4)	(0.08)	$10.69	12.50%	1.20%	1.34%	1.02%	0.88%	52%	$30,416
2010(5)	$10.00	0.01	(0.43)	(0.42)	—	—	—	$9.58	(4.20)%	1.20%(6)	1.34%(6)	0.54%(6)	0.40%(6)	0%	$3,370
C Class
2012	$10.65	(0.08)	(0.59)	(0.67)	(0.05)	(0.03)	(0.08)	$9.90	(6.33)%	2.08%	2.09%	(0.88)%	(0.89)%	80%	$8,667
2011	$9.57	0.08	1.03	1.11	(0.03)	—(4)	(0.03)	$10.65	11.64%	1.95%	2.09%	0.27%	0.13%	52%	$6,167
2010(5)	$10.00	—(4)	(0.43)	(0.43)	—	—	—	$9.57	(4.30)%	1.95%(6)	2.09%(6)	(0.21)%(6)	(0.35)%(6)	0%	$356

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2012	$10.67	(0.04)	(0.57)	(0.61)	(0.09)	(0.03)	(0.12)	$9.94	(5.78)%	1.58%	1.59%	(0.38)%	(0.39)%	80%	$137
2011	$9.58	0.01	1.15	1.16	(0.07)	—(4)	(0.07)	$10.67	12.10%	1.45%	1.59%	0.77%	0.63%	52%	$124
2010(5)	$10.00	0.01	(0.43)	(0.42)	—	—	—	$9.58	(4.20)%	1.45%(6)	1.59%(6)	0.29%(6)	0.15%(6)	0%	$144

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	Per-share amount was less than $0.005.
(5)	April 30, 2010 (fund inception) through June 30, 2010.
(6)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Strategic Inflation Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Inflation Opportunities Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $164,138, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $79,848, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2012.

The fund hereby designates $281,899 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75843   1208

ANNUAL REPORT                       JUNE 30, 2012

Utilities Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BULIX	8.20%	1.70%	9.41%	7.68%	3/1/93
Russell 3000 Utilities Index	—	12.00%	1.42%	7.73%	N/A(1)	—
S&P 500 Index	—	5.45%	0.22%	5.33%	8.07%(2)	—

(1)	Index data first available 7/1/96.
(2)	Since 2/28/93, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2002

Total Annual Fund Operating Expenses
Investor Class 0.69%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Utilities returned 8.20% for the 12 months ended June 30, 2012, lagging the 12.00% return of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, returned 5.45%.

As described on page 3, the U.S. stock market delivered gains for the 12-month period, although global macroeconomic concerns drove up volatility throughout the period. Against this backdrop, Utilities delivered gains on an absolute basis, but underperformed its benchmark.

From a broad sector perspective, stock selection in the traditional utilities sector, as well as an overweight allocation to the information technology sector, accounted for the bulk of underperformance relative to the benchmark. The energy sector was also a source of relative underperformance. On the positive side, an underweight allocation and stock decisions in the telecommunications sector contributed to relative results.

Within the utilities sector, an underweight allocation and stock choices in the electric utilities industry detracted significantly from relative returns. Underrepresentation in the water utilities industry also hurt relative performance. The portfolio’s underweight allocation to the independent power producer group and stock decisions in the group added meaningfully to returns versus the benchmark. Overweights in gas utilities and multi-utilities also contributed to relative results.

Utilities Detracted

The traditional utilities sector, which represented almost 60% of the portfolio, was a source of negative relative returns for the reporting period. Within the sector, the electric utilities group accounted for the bulk of underperformance by far, led by an overweight position in Exelon. The company reported lower-than-expected revenues, as an unusually warm winter resulted in decreased demand for heating for two Exelon subsidiaries, PECO Energy and ComEd.

An underweight allocation to water utilities hurt relative returns, as the portfolio missed two benchmark companies that outperformed during the reporting period.

Information Technology, Energy Detracted

Within the information technology sector, the portfolio held an overweight position in J2 Global. The provider of cloud communications and storage messaging services declined modestly during the 12-month period, reporting weaker-than-expected fourth quarter 2011 earnings amid increased competition. For the time the portfolio held the position, the share price decline was greater than its decline in the benchmark for the entire period.

The energy sector was also a source of underperformance. Here, detrimental stock choices included an overweight position in Energen. The natural gas and oil producer’s share price declined in the face of falling oil and natural gas prices.

5

Telecommunications Contributed, but some Positions Lagged

An underweight allocation to the telecommunications sector largely reflected positions within the diversified telecom group. The portfolio was underweight two positions—Level 3 Communications and Frontier Communications—that underperformed in the benchmark. Level 3 Communications, in particular, declined sharply in the benchmark amid continued net losses.

In the wireless telecommunications group, the portfolio’s overweight stake in Chicago-based Telephone and Data Systems contributed meaningfully. The company performed well as its subsidiary, U.S. Cellular, increased customer additions and revenues, while managing costs.

Elsewhere in the sector, however, holding an underweight position in cellular network provider AT&T hurt results versus the benchmark, as the company continued to benefit from increased demand. A position in France Telecom also hurt relative returns. With one of the highest dividend yields among European telecom companies, the company’s ability to maintain its yield as the European debt crisis dampened consumer demand came into question.

Outlook

Utilities employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team has continued to avoid water utilities and is underweight independent power producers in the portfolio. The portfolio has maintained overweight positions in gas utilities and multi-utilities, as our quantitative process has identified opportunities in these areas.

Utilities Market Returns
For the 12 months ended June 30, 2012
Broad U.S. Stock Market		Primary Utilities Industries in Fund Benchmark
S&P 500 Index	5.45%	Diversified Telecommunications Services	16.89%
Nasdaq Composite Index*	5.82%	Electric Utilities	15.19%
Broad Utilities Market		Multi-Utilities	17.45%
Lipper Utility Funds Index	7.72%	Gas Utilities	2.67%
Russell 3000 Utilities Index	12.00%	Independent Power Producers & Energy Traders	-13.01%

*	Return does not reflect the reinvestment of dividends on securities in the index. Had such reinvestments been included, returns would have been higher.

6

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
AT&T, Inc.	12.8%
Verizon Communications, Inc.	9.7%
PG&E Corp.	4.8%
Public Service Enterprise Group, Inc.	4.6%
Exelon Corp.	4.6%
American Electric Power Co., Inc.	4.6%
PPL Corp.	4.5%
Entergy Corp.	4.1%
DTE Energy Co.	3.8%
Ameren Corp.	3.6%

Sub-Industry Allocation	% of net assets
Electric Utilities	34.8%
Integrated Telecommunication Services	26.8%
Multi-Utilities	22.8%
Wireless Telecommunication Services	5.4%
Gas Utilities	3.8%
Internet Software and Services	1.7%
Independent Power Producers and Energy Traders	1.5%
Alternative Carriers	1.3%
Oil and Gas Exploration and Production	0.6%
Communications Equipment	0.1%
Cash and Equivalents*	1.2%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,059.40	$3.48	0.68%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 98.8%
ALTERNATIVE CARRIERS — 1.3%
Neutral Tandem, Inc.(1)	228,105	$3,006,424
tw telecom, inc.(1)	48,236	1,237,736
		4,244,160
COMMUNICATIONS EQUIPMENT — 0.1%
QUALCOMM, Inc.	5,412	301,340
ELECTRIC UTILITIES — 34.8%
American Electric Power Co., Inc.	360,898	14,399,830
Cleco Corp.	123,315	5,158,267
Duke Energy Corp.	209,604	4,833,468
Edison International	68,678	3,172,924
Entergy Corp.	189,925	12,894,008
Exelon Corp.	386,663	14,546,262
FirstEnergy Corp.	128,224	6,307,339
NextEra Energy, Inc.	146,643	10,090,505
Pinnacle West Capital Corp.	122,151	6,320,093
Portland General Electric Co.	324,296	8,645,731
PPL Corp.	510,147	14,187,188
Southern Co.	93,843	4,344,931
UNS Energy Corp.	5,169	198,541
Xcel Energy, Inc.	180,400	5,125,164
		110,224,251
GAS UTILITIES — 3.8%
Laclede Group, Inc. (The)	52,743	2,099,699
Questar Corp.	82,000	1,710,520
UGI Corp.	273,435	8,047,192
		11,857,411
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 1.5%
AES Corp. (The)(1)	371,197	4,762,457
INTEGRATED TELECOMMUNICATION SERVICES — 26.8%
AT&T, Inc.	1,133,960	40,437,013
Atlantic Tele-Network, Inc.	6,953	234,525
BCE, Inc.	88,064	3,628,237
CenturyLink, Inc.	225,218	8,893,859
HickoryTech Corp.	25,608	284,505
Verizon Communications, Inc.	689,750	30,652,490
Windstream Corp.	80,309	775,785
		84,906,414
INTERNET SOFTWARE AND SERVICES — 1.7%
j2 Global, Inc.	207,960	5,494,303
MULTI-UTILITIES — 22.8%
Ameren Corp.	342,732	11,495,231
CenterPoint Energy, Inc.	414,373	8,565,090
CMS Energy Corp.	179,100	4,208,850
Consolidated Edison, Inc.	61,301	3,812,309
Dominion Resources, Inc.	17,122	924,588
DTE Energy Co.	203,231	12,057,695
NorthWestern Corp.	31,149	1,143,169
PG&E Corp.	335,633	15,194,106
Public Service Enterprise Group, Inc.	450,504	14,641,380
		72,042,418
OIL AND GAS EXPLORATION AND PRODUCTION — 0.6%
Energen Corp.	39,326	1,774,782
WIRELESS TELECOMMUNICATION SERVICES — 5.4%
America Movil SAB de CV Series L ADR	121,128	3,156,596
MetroPCS Communications, Inc.(1)	39,691	240,130
NII Holdings, Inc.(1)	49,595	507,357
Sprint Nextel Corp.(1)	903,042	2,943,917
Telephone & Data Systems, Inc.	145,010	3,087,263
United States Cellular Corp.(1)	34,158	1,319,182
USA Mobility, Inc.	245,679	3,159,432
Vodafone Group plc ADR	92,230	2,599,041
		17,012,918
TOTAL COMMON STOCKS (Cost $267,686,202)		312,620,454

10

Shares	Value
Temporary Cash Investments — 1.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 4.00%, 2/15/15 – 6/30/16, valued at $956,277), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $938,065)		$938,057
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $959,250), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $938,065)		938,057
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $238,885), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $234,515)		234,514
SSgA U.S. Government Money Market Fund	838,385	838,385
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,949,013)		2,949,013
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $270,635,215)		315,569,467
OTHER ASSETS AND LIABILITIES — 0.2%		755,107
TOTAL NET ASSETS — 100.0%		$316,324,574

Notes to Schedule of Investments

ADR = American Depositary Receipt
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $270,635,215)	$315,569,467
Receivable for capital shares sold	366,034
Dividends and interest receivable	897,711
316,833,212

Liabilities
Payable for capital shares redeemed	339,032
Accrued management fees	169,606
508,638

Net Assets	$316,324,574

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	80,000,000
Shares outstanding	19,129,113

Net Asset Value Per Share	$16.54

Net Assets Consist of:
Capital (par value and paid-in surplus)	$255,568,589
Undistributed net investment income	1,159,833
Undistributed net realized gain	14,662,048
Net unrealized appreciation	44,934,104
$316,324,574

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $102,650)	$12,984,419
Interest	1,473
12,985,892

Expenses:
Management fees	1,952,542
Directors’ fees and expenses	14,678
Other expenses	862
1,968,082

Net investment income (loss)	11,017,810

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	25,431,397
Foreign currency transactions	(508)
25,430,889

Change in net unrealized appreciation (depreciation) on:
Investments	(12,858,676)
Translation of assets and liabilities in foreign currencies	(1,329)
(12,860,005)

Net realized and unrealized gain (loss)	12,570,884

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,588,694

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$11,017,810	$9,008,793
Net realized gain (loss)	25,430,889	8,674,327
Change in net unrealized appreciation (depreciation)	(12,860,005)	49,540,081
Net increase (decrease) in net assets resulting from operations	23,588,694	67,223,201

Distributions to Shareholders
From net investment income	(10,207,695)	(8,638,698)
From net realized gains	(1,904,502)	—
Decrease in net assets from distributions	(12,112,197)	(8,638,698)

Capital Share Transactions
Proceeds from shares sold	78,049,539	34,807,857
Proceeds from reinvestment of distributions	11,419,325	8,094,997
Payments for shares redeemed	(68,797,889)	(45,411,469)
Net increase (decrease) in net assets from capital share transactions	20,670,975	(2,508,615)

Net increase (decrease) in net assets	32,147,472	56,075,888

Net Assets
Beginning of period	284,177,102	228,101,214
End of period	$316,324,574	$284,177,102

Undistributed net investment income	$1,159,833	$469,486

Transactions in Shares of the Fund
Sold	4,984,057	2,310,663
Issued in reinvestment of distributions	726,185	545,910
Redeemed	(4,417,268)	(3,099,743)
Net increase (decrease) in shares of the fund	1,292,974	(243,170)

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income and long-term growth of capital and income. The fund pursues its objectives by investing at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended June 30, 2012 was 0.68%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $178,017,380 and $157,215,656, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$312,620,454	—	—
Temporary Cash Investments	838,385	$2,110,628	—
Total Value of Investment Securities	$313,458,839	$2,110,628	—

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6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$10,207,695	$8,638,698
Long-term capital gains	$1,904,502	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$271,384,678
Gross tax appreciation of investments	$49,012,879
Gross tax depreciation of investments	(4,828,090)
Net tax appreciation (depreciation) of investments	$44,184,789
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(146)
Net tax appreciation (depreciation)	$44,184,643
Undistributed ordinary income	$1,159,833
Accumulated long-term gains	$15,411,509

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$15.93	0.60	0.66	1.26	(0.55)	(0.10)	(0.65)	$16.54	8.20%	0.68%	3.83%	55%	$316,325
2011	$12.62	0.51	3.30	3.81	(0.50)	—	(0.50)	$15.93	30.50%	0.69%	3.47%	17%	$284,177
2010	$12.42	0.49	0.19	0.68	(0.48)	—	(0.48)	$12.62	5.30%	0.70%	3.75%	11%	$228,101
2009	$17.46	0.46	(4.98)	(4.52)	(0.52)	—	(0.52)	$12.42	(25.89)%	0.70%	3.54%	14%	$236,734
2008	$18.04	0.39	(0.61)	(0.22)	(0.36)	—	(0.36)	$17.46	(1.26)%	0.68%	2.16%	19%	$387,070

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement

25

approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

26

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

27

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $10,207,695, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,904,502, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2012.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75835  1208

ANNUAL REPORT                            JUNE 30, 2012

NT Equity Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	20
Report of Independent Registered Public Accounting Firm	21
Management	22
Approval of Management Agreement	25
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer,
Quantitative Equity and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLEX	5.65%	0.09%	2.62%	5/12/06
S&P 500 Index	—	5.45%	0.22%	2.80%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

NT Equity Growth returned 5.65% for the fiscal year ended June 30, 2012, compared with the 5.45% return of its benchmark, the S&P 500 Index.

In an up-and-down period for the U.S. stock market (see page 3 for details), NT Equity Growth posted a solid gain for the 12 months and outperformed the S&P 500. Individual stock selection, a critical element of our investment process, was the key behind the outperformance.

Absolute Performance Driven by Technology and Health Care

NT Equity Growth’s absolute return for the 12 months was driven primarily by strong returns in the information technology and health care sectors, both of which generated double-digit gains. Five of the fund’s top 10 contributors to absolute performance came from the technology sector—consumer electronics maker Apple, credit card processor Visa, semiconductor manufacturer Intel, IT services provider International Business Machines, and disk drive maker Seagate Technology. In the health care sector, the best contributors were drug makers Pfizer and Abbott Laboratories.

The fund’s holdings in the telecommunication services sector also fared well. Although telecom services is the smallest sector weighting in the portfolio, it gained more than 20% for the reporting period. Top contributors included diversified telecom providers Verizon Communications and AT&T.

The only three sectors in the portfolio to decline for the 12-month period were the industrials, energy, and materials sectors. Notable detractors included oil refiner Occidental Petroleum and offshore drilling company W&T Offshore in the energy sector, mining companies Freeport-McMoRan Copper & Gold and Coeur d’Alene Mines in the materials sector, and construction and engineering firms KBR and Fluor in the industrials sector.

Financials Outperformed

Looking at performance versus the S&P 500, the fund’s holdings in the financials sector contributed the most to its outperformance of the index for the 12 months. When comparing fund performance with that of the benchmark index, it is just as important to limit exposure to weaker-performing stocks as it is to have heavier weightings in stocks that perform well. In the financials sector, the fund benefited from underweight positions versus the index in financial services providers and capital markets firms.

The best individual contributors in the financials sector were also underweight positions—financial services firm Citigroup and investment bank Goldman Sachs, the latter of which was not held by the fund. Both companies continued to struggle with declining net interest margins and problematic loans.

Health Care and Energy Also Added Value

Stock selection in the health care and energy sectors also contributed favorably to relative results. Stock selection among health care providers and pharmaceutical companies, along with an overweight position in biotechnology stocks, produced

5

the bulk of the outperformance in the health care sector. The leading relative performance contributor in the health care sector was health care provider WellCare Health Plans, which delivered better-than-expected profits thanks to a strong increase in enrollment and cost reductions resulting from a core systems upgrade. Drug maker Eli Lilly and biotechnology firm Amgen also added value during the period.

In the energy sector, an underweight position in energy equipment and services stocks contributed to the overall outperformance. As in the financials sector, the best individual contributor was an underweight position—energy equipment and services provider Schlumberger. Schlumberger experienced reduced demand as oil prices fell by 11% for the period.

The most important individual investment decision versus the S&P 500 for the reporting period was avoiding diversified technology firm Hewlett-Packard, which fell by more than 40%. The bulk of H-P’s decline occurred early in the period, when narrowing profit margins, a costly acquisition, and a plan to spin-off its PC business into a separate company led to the firing of its CEO.

Consumer Staples and Industrials Detracted

Stock selection in the consumer staples and industrials sectors detracted the most from performance versus the S&P 500 for the 12-month period. Stock choices among food and staples retailers and food products makers, along with avoiding the tobacco industry, produced virtually all of the underperformance in the consumer staples sector. The most notable detractor in this sector was avoiding tobacco company Philip Morris International, which surpassed earnings expectations and attracted investor demand for its relatively high dividend yield.

In the industrials sector, an overweight position in construction and engineering firms and an underweight position in industrial conglomerates detracted from relative results. The most significant detractors included aerospace and defense contractor United Technologies and construction and engineering company Fluor. A weaker economy and reduced government spending on defense put downward pressure on United Technologies, while Fluor’s exposure to the oil and gas industry weighed on earnings.

Other noteworthy detractors in the portfolio included auto parts maker TRW Automotive, private education firm ITT Educational Services, and mining company Coeur d’Alene Mines.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	3.7%
Exxon Mobil Corp.	2.6%
International Business Machines Corp.	2.5%
Chevron Corp.	2.4%
Microsoft Corp.	2.0%
Verizon Communications, Inc.	1.8%
Google, Inc., Class A	1.7%
JPMorgan Chase & Co.	1.7%
Johnson & Johnson	1.6%
Oracle Corp.	1.6%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.7%
Pharmaceuticals	7.0%
Insurance	6.3%
Computers and Peripherals	4.9%
IT Services	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.9%
Foreign Common Stocks*	8.8%
Total Common Stocks	98.7%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.1%

*	Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 - 6/30/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,093.00	$2.50	0.48%
Hypothetical
Institutional Class	$1,000	$1,022.48	$2.41	0.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 98.7%
AEROSPACE AND DEFENSE — 2.5%
Boeing Co. (The)	11,737	$872,059
Northrop Grumman Corp.	67,845	4,327,833
Raytheon Co.	53,114	3,005,721
United Technologies Corp.	79,071	5,972,233
		14,177,846
AIR FREIGHT AND LOGISTICS — 2.1%
FedEx Corp.	50,285	4,606,609
United Parcel Service, Inc., Class B	87,733	6,909,851
		11,516,460
BEVERAGES — 2.3%
Coca-Cola Co. (The)	52,606	4,113,263
Constellation Brands, Inc., Class A(1)	178,429	4,828,289
Monster Beverage Corp.(1)	40,160	2,859,392
PepsiCo, Inc.	18,562	1,311,591
		13,112,535
BIOTECHNOLOGY — 1.8%
Amgen, Inc.	91,184	6,660,080
Biogen Idec, Inc.(1)	2,821	407,296
United Therapeutics Corp.(1)	59,264	2,926,456
		9,993,832
CHEMICALS — 3.6%
CF Industries Holdings, Inc.	26,517	5,137,404
Huntsman Corp.	114,637	1,483,403
LyondellBasell Industries NV, Class A	90,956	3,662,798
Monsanto Co.	73,102	6,051,383
NewMarket Corp.	3,348	725,177
PPG Industries, Inc.	26,238	2,784,376
		19,844,541
COMMERCIAL BANKS — 3.3%
Bank of Montreal	67,125	3,709,328
BB&T Corp.	109,451	3,376,563
U.S. Bancorp	207,027	6,657,988
Wells Fargo & Co.	131,984	4,413,545
		18,157,424
COMMUNICATIONS EQUIPMENT — 0.5%
Brocade Communications Systems, Inc.(1)	166,755	822,102
Cisco Systems, Inc.	42,399	727,991
QUALCOMM, Inc.	15,997	890,713
Research In Motion Ltd.(1)	15,302	113,082
		2,553,888
COMPUTERS AND PERIPHERALS — 4.9%
Apple, Inc.(1)	35,174	$20,541,616
Seagate Technology plc	146,229	3,616,243
Western Digital Corp.(1)	107,043	3,262,671
		27,420,530
CONSTRUCTION AND ENGINEERING — 1.3%
Chicago Bridge & Iron Co. NV New York Shares	96,427	3,660,369
URS Corp.	99,040	3,454,515
		7,114,884
CONSUMER FINANCE — 1.6%
American Express Co.	112,290	6,536,401
Cash America International, Inc.	50,525	2,225,121
Discover Financial Services	7,561	261,459
		9,022,981
DIVERSIFIED CONSUMER SERVICES — 0.7%
Apollo Group, Inc., Class A(1)	1,596	57,759
Coinstar, Inc.(1)	31,049	2,131,824
ITT Educational Services, Inc.(1)	32,794	1,992,236
		4,181,819
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Bank of America Corp.	190,224	1,556,032
Citigroup, Inc.	14,375	394,019
JPMorgan Chase & Co.	258,461	9,234,812
		11,184,863
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
AT&T, Inc.	146,691	5,231,001
Verizon Communications, Inc.	225,814	10,035,174
		15,266,175
ELECTRIC UTILITIES — 0.9%
American Electric Power Co., Inc.	82,874	3,306,672
Cleco Corp.	34,684	1,450,832
		4,757,504
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Tech Data Corp.(1)	42,306	2,037,880
ENERGY EQUIPMENT AND SERVICES — 0.7%
Helix Energy Solutions Group, Inc.(1)	204,459	3,355,172
Schlumberger Ltd.	8,394	544,855
		3,900,027

10

Shares	Value
FOOD AND STAPLES RETAILING — 0.8%
CVS Caremark Corp.	37,193	$1,738,029
Kroger Co. (The)	46,131	1,069,778
SUPERVALU, Inc.	32,568	168,702
Wal-Mart Stores, Inc.	24,167	1,684,923
		4,661,432
FOOD PRODUCTS — 3.4%
Archer-Daniels-Midland Co.	155,836	4,600,279
Bunge Ltd.	43,933	2,756,356
Campbell Soup Co.	112,508	3,755,517
ConAgra Foods, Inc.	162,985	4,226,201
Tyson Foods, Inc., Class A	201,350	3,791,421
		19,129,774
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.7%
Covidien plc	24,745	1,323,858
Medtronic, Inc.	69,058	2,674,616
		3,998,474
HEALTH CARE PROVIDERS AND SERVICES — 3.0%
Humana, Inc.	52,599	4,073,267
McKesson Corp.	51,776	4,854,000
UnitedHealth Group, Inc.	114,039	6,671,281
WellPoint, Inc.	20,399	1,301,252
		16,899,800
HOTELS, RESTAURANTS AND LEISURE — 1.3%
Brinker International, Inc.	59,186	1,886,258
McDonald’s Corp.	10,025	887,513
Yum! Brands, Inc.	68,517	4,413,865
		7,187,636
HOUSEHOLD DURABLES — 0.4%
Garmin Ltd.	64,302	2,462,124
HOUSEHOLD PRODUCTS — 1.0%
Kimberly-Clark Corp.	12,185	1,020,737
Procter & Gamble Co. (The)	70,691	4,329,824
		5,350,561
INDUSTRIAL CONGLOMERATES — 1.4%
General Electric Co.	253,918	5,291,651
Tyco International Ltd.	46,686	2,467,355
		7,759,006
INSURANCE — 6.3%
ACE Ltd.	39,834	2,952,894
Allied World Assurance Co. Holdings AG	55,385	4,401,446
American Financial Group, Inc.	14,675	575,700
Assurant, Inc.	40,571	1,413,494
Berkshire Hathaway, Inc., Class B(1)	30,228	2,518,899
Everest Re Group Ltd.	36,473	3,774,591
Loews Corp.	116,057	4,747,892
Marsh & McLennan Cos., Inc.	141,677	4,566,250
Principal Financial Group, Inc.	153,614	4,029,295
Protective Life Corp.	17,477	513,998
Prudential Financial, Inc.	92,548	4,482,100
Validus Holdings Ltd.	39,167	1,254,519
		35,231,078
INTERNET AND CATALOG RETAIL†
Expedia, Inc.	3,177	152,718
INTERNET SOFTWARE AND SERVICES — 1.7%
Google, Inc., Class A(1)	16,322	9,467,903
IT SERVICES — 4.6%
Accenture plc, Class A	84,665	5,087,520
International Business Machines Corp.	72,067	14,094,864
Visa, Inc., Class A	54,900	6,787,287
		25,969,671
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Agilent Technologies, Inc.	101,041	3,964,849
Life Technologies Corp.(1)	36,270	1,631,787
		5,596,636
MACHINERY — 1.9%
Actuant Corp., Class A	15,571	422,908
Cummins, Inc.	42,373	4,106,368
Parker-Hannifin Corp.	44,443	3,416,778
Sauer-Danfoss, Inc.	81,225	2,837,189
		10,783,243
MEDIA — 3.4%
CBS Corp., Class B	159,977	5,244,046
Comcast Corp., Class A	165,509	5,291,323
DISH Network Corp., Class A	130,505	3,725,918
Regal Entertainment Group Class A	282,772	3,890,942
Viacom, Inc., Class B	12,653	594,944
		18,747,173
METALS AND MINING — 1.2%
Coeur d’Alene Mines Corp.(1)	166,652	2,926,409
Southern Copper Corp.	9,936	313,084
Teck Resources Ltd.	113,448	3,510,081
		6,749,574
MULTI-UTILITIES — 2.4%
Ameren Corp.	119,106	3,994,815
Consolidated Edison, Inc.	77,792	4,837,885
Public Service Enterprise Group, Inc.	148,628	4,830,410
		13,663,110

11

Shares	Value
MULTILINE RETAIL — 1.4%
Dillard’s, Inc., Class A	53,804	$3,426,239
Macy’s, Inc.	124,840	4,288,254
		7,714,493
OIL, GAS AND CONSUMABLE FUELS — 10.7%
Apache Corp.	31,117	2,734,873
Chevron Corp.	125,214	13,210,077
ConocoPhillips	113,140	6,322,263
Energy XXI Bermuda Ltd.	114,817	3,592,624
Exxon Mobil Corp.	172,316	14,745,080
Marathon Petroleum Corp.	116,131	5,216,605
Occidental Petroleum Corp.	77,686	6,663,128
Phillips 66(1)	39,080	1,299,019
Suncor Energy, Inc.	124,227	3,596,372
Western Refining, Inc.	104,846	2,334,920
		59,714,961
PERSONAL PRODUCTS — 0.5%
Nu Skin Enterprises, Inc., Class A	62,951	2,952,402
PHARMACEUTICALS — 7.0%
Abbott Laboratories	136,414	8,794,611
Eli Lilly & Co.	140,202	6,016,068
Johnson & Johnson	134,077	9,058,242
Merck & Co., Inc.	150,339	6,276,653
Pfizer, Inc.	384,974	8,854,402
		38,999,976
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
American Tower Corp.	3,157	220,706
Post Properties, Inc.	4,047	198,101
Simon Property Group, Inc.	36,908	5,745,099
		6,163,906
ROAD AND RAIL — 1.1%
Union Pacific Corp.	49,485	5,904,055
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
Advanced Micro Devices, Inc.(1)	633,220	3,628,351
Applied Materials, Inc.	142,245	1,630,128
Intel Corp.	220,493	5,876,138
KLA-Tencor Corp.	81,141	3,996,194
		15,130,811
SOFTWARE — 4.6%
CA, Inc.	55,709	1,509,157
Cadence Design Systems, Inc.(1)	11,675	128,308
Intuit, Inc.	7,188	426,608
Microsoft Corp.	361,068	11,045,070
Oracle Corp.	304,630	9,047,511
Symantec Corp.(1)	259,302	3,788,402
		25,945,056
SPECIALTY RETAIL — 3.8%
Best Buy Co., Inc.	197,851	4,146,957
Foot Locker, Inc.	122,950	3,759,811
GameStop Corp., Class A	18,723	343,754
Home Depot, Inc. (The)	150,727	7,987,024
O’Reilly Automotive, Inc.(1)	8,866	742,705
PetSmart, Inc.	64,831	4,420,177
		21,400,428
TOTAL COMMON STOCKS (Cost $475,150,993)		551,979,190
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 2/15/15 - 6/30/16, valued at $2,156,672), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $2,115,598)		2,115,580
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $2,163,376), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $2,115,598)		2,115,580
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $538,751), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $528,898)		528,895
SSgA U.S. Government Money Market Fund	1,861,855	1,861,855
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,621,910)		6,621,910
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $481,772,903)		558,601,100
OTHER ASSETS AND LIABILITIES — 0.1%		391,597
TOTAL NET ASSETS — 100.0%		$558,992,697

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $481,772,903)	$558,601,100
Cash	28,936
Receivable for capital shares sold	85,304
Dividends and interest receivable	487,283
559,202,623

Liabilities
Accrued management fees	209,926

Net Assets	$558,992,697

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	200,000,000
Shares outstanding	54,789,253

Net Asset Value Per Share	$10.20

Net Assets Consist of:
Capital (par value and paid-in surplus)	$473,934,683
Undistributed net investment income	452,866
Undistributed net realized gain	7,776,701
Net unrealized appreciation	76,828,447
$558,992,697

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $24,416)	$11,549,811
Interest	4,357
11,554,168

Expenses:
Management fees	2,473,840
Directors’ fees and expenses	26,757
2,500,597

Net investment income (loss)	9,053,571

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,071,289
Foreign currency transactions	(1,721)
15,069,568

Change in net unrealized appreciation (depreciation) on:
Investments	426,296
Translation of assets and liabilities in foreign currencies	250
426,546

Net realized and unrealized gain (loss)	15,496,114

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,549,685

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$9,053,571	$6,569,744
Net realized gain (loss)	15,069,568	31,599,955
Change in net unrealized appreciation (depreciation)	426,546	76,809,765
Net increase (decrease) in net assets resulting from operations	24,549,685	114,979,464

Distributions to Shareholders
From net investment income	(8,917,757)	(6,254,173)
From net realized gains	(17,931,780)	—
Decrease in net assets from distributions	(26,849,537)	(6,254,173)

Capital Share Transactions
Proceeds from shares sold	148,664,112	130,602,354
Proceeds from reinvestment of distributions	26,849,537	6,254,173
Payments for shares redeemed	(164,422,725)	(16,338,638)
Net increase (decrease) in net assets from capital share transactions	11,090,924	120,517,889

Net increase (decrease) in net assets	8,791,072	229,243,180

Net Assets
Beginning of period	550,201,625	320,958,445
End of period	$558,992,697	$550,201,625

Undistributed net investment income	$452,866	$357,034

Transactions in Shares of the Fund
Sold	15,241,901	14,195,659
Issued in reinvestment of distributions	2,865,072	656,770
Redeemed	(16,916,462)	(1,802,459)
Net increase (decrease) in shares of the fund	1,190,511	13,049,970

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in large capitalization common stocks. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on

17

the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2012 was 0.48%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $536,678,074 and $547,588,932, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$502,793,986	—	—
Foreign Common Stocks	49,185,204	—	—
Temporary Cash Investments	1,861,855	$4,760,055	—
Total Value of Investment Securities	$553,841,045	$4,760,055	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$9,564,690	$6,254,173
Long-term capital gains	$17,284,847	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$488,081,958
Gross tax appreciation of investments	$81,749,526
Gross tax depreciation of investments	(11,230,384)
Net tax appreciation (depreciation) of investments	$70,519,142
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$249
Net tax appreciation (depreciation)	$70,519,391
Undistributed ordinary income	$452,866
Accumulated long-term gains	$14,085,757

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$10.27	0.17(2)	0.35	0.52	(0.18)	(0.41)	(0.59)	$10.20	5.65%	0.48%	1.75%	104%	$558,993
2011	$7.92	0.14(2)	2.34	2.48	(0.13)	—	(0.13)	$10.27	31.45%	0.49%	1.46%	84%	$550,202
2010	$7.06	0.11(2)	0.85	0.96	(0.10)	—	(0.10)	$7.92	13.53%	0.49%	1.31%	69%	$320,958
2009	$9.98	0.13(2)	(2.89)	(2.76)	(0.16)	—	(0.16)	$7.06	(27.73)%	0.50%	1.82%	109%	$191,046
2008	$11.53	0.12	(1.47)	(1.35)	(0.09)	(0.11)	(0.20)	$9.98	(11.84)%	0.47%	1.20%	99%	$112,417

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

21

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

25

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review

26

detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

27

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

28

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $9,564,690, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $17,284,847, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2012.

The fund hereby designates $645,286 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75846   1208

ANNUAL REPORT                        JUNE 30, 2012

Small Company Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	29
Management	30
Approval of Management Agreement	33
Additional Information	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer,
Quantitative Equity and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	-1.37%	-2.84%	6.35%	6.90%	7/31/98
S&P SmallCap 600 Index	—	1.43%	1.83%	7.91%	7.92%	—
Russell 2000 Index(1)	—	-2.08%	0.54%	7.00%	6.11%	—
Institutional Class	ASCQX	-1.20%	-2.65%	6.55%	8.14%	10/1/99
A Class(2) No sales charge* With sales charge*	ASQAX	-1.64% -7.28%	-3.10% -4.24%	6.09% 5.47%	5.76% 5.23%	9/7/00
C Class	ASQCX	-2.30%	—	—	10.50%	3/1/10
R Class	ASCRX	-1.84%	-3.33%	—	5.19%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
Effective July 1, 2012, the fund’s benchmark will change from the S&P SmallCap 600 Index to the Russell 2000 Index. The fund’s investment advisor believes this index better represents the fund’s portfolio holdings.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.90%	0.70%	1.15%	1.90%	1.40%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

Small Company returned –1.37%* for the fiscal year ended June 30, 2012, compared with the 1.43% return of its benchmark, the S&P SmallCap 600 Index. The small-cap Russell 2000 Index returned –2.08%. (Effective July 1, 2012, the fund’s benchmark will change from the S&P SmallCap 600 Index to the Russell 2000 Index.)

In an up-and-down period for the U.S. stock market (see page 3 for details), Small Company declined modestly for the 12 months, trailing the small positive return of the S&P SmallCap 600 Index. Individual stock selection, a critical element of our investment process, was the primary factor behind the underperformance versus the index, particularly in the information technology and financials sectors.

Absolute Performance Driven by Technology and Energy

Small Company’s negative absolute return for the 12-month period was driven primarily by double-digit declines in the information technology and energy sectors of the portfolio. The most significant detractors in the information technology sector were two semiconductor manufacturers, Veeco Instruments and OmniVision Technologies. In the energy sector, the biggest detractor was energy services and equipment provider ION Geophysical.

The fund’s holdings in the materials sector also had a negative impact on absolute results as falling commodity prices weighed on this sector. Notable detractors included chemicals producers OM Group, Ferro, and TPC Group.

On the positive side, the fund’s holdings in the consumer discretionary and health care sectors boosted fund performance for the 12 months. The top two contributors to absolute performance in the portfolio were consumer discretionary stocks—gaming machine company Multimedia Games and recreational vehicle maker Arctic Cat. In the health care sector, the leading contributors included biotechnology firms Pharmacyclics and ViroPharma, as well as orthodontic products maker Align Technology (a top 10 holding at the end of the period).

Technology and Financials Detracted

Looking at performance versus the S&P SmallCap 600 Index, the fund’s holdings in the information technology and financials sectors contributed the most to its underperformance of the index for the 12 months. Stock selection among IT services providers and semiconductor manufacturers detracted the most in the information technology sector. As was the case for absolute performance, the biggest detractors from relative performance in this sector were OmniVision Technologies and Veeco Instruments. Increased competition in its core image sensors business weighed on OmniVision’s stock, while Veeco faced slumping demand, especially in its solar products unit.

*	All fund returns referenced in this commentary are for Investor Class shares.

6

In the financials sector, stock choices among commercial banks and capital markets firms produced the bulk of the underperformance. The most significant individual decision that detracted from results versus the benchmark in this sector was avoiding insurance firm Delphi Financial Group, which rallied sharply after agreeing to be acquired by Japanese insurer Tokio Marine Holdings.

Other noteworthy detractors in the portfolio included navigation software maker TeleNav, medical equipment and supplies company Invacare, and Internet-based telecom services provider Vonage Holdings. TeleNav struggled with increased competition in its mobile voice-guided navigation systems business; Invacare faced a regulatory injunction that threatened to suspend operations at one of its plants; and Vonage fell as higher marketing costs weighed on profit margins.

Consumer Discretionary and Energy Outperformed

Stock selection was most successful in consumer discretionary and energy sectors of the portfolio compared with the S&P SmallCap 600 Index. Stock choices among leisure equipment makers generated the bulk of the outperformance in the consumer discretionary sector. The top relative performance contributors were also the top absolute contributors—Multimedia Games and Arctic Cat. Multimedia Games, which produces networked gaming systems for casinos and state lotteries, consistently exceeded earnings expectations as the company expanded its footprint in the U.S. gaming market. Arctic Cat benefited from strong sales of its snowmobiles and all-terrain vehicles, as well as from the introduction of innovative new products.

In the energy sector, stock selection and an underweight position in energy equipment and services providers added the most value. The most effective investment decisions in this sector included avoiding oilfield equipment and services company Lufkin Industries and holding an overweight position in construction and engineering firm Willbros Group. Lufkin experienced declining demand in the first half of 2012, which led to an earnings shortfall. In contrast, Willbros, which was added to the portfolio in late 2011, rallied substantially in the first half of 2012 as the company reported stronger-than-expected revenues and secured a contract for a new pipeline construction project.

Although the fund’s health care stocks had little overall impact on relative results, two holdings were among the top individual contributors—biotech firm Pharmacyclics and medical device maker Kensey Nash. Pharmacyclics, which focuses on small-molecule medications used to treat cancer and auto-immune diseases, rallied sharply as the company announced promising clinical trial data for an experimental lymphoma drug. Kensey Nash was acquired by Dutch life sciences company Royal DSM at a sizable premium.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
Energy XXI Bermuda Ltd.	0.7%
Coinstar, Inc.	0.7%
Align Technology, Inc.	0.7%
EMCOR Group, Inc.	0.7%
CommVault Systems, Inc.	0.7%
Helix Energy Solutions Group, Inc.	0.7%
Moog, Inc., Class A	0.7%
FEI Co.	0.7%
Tetra Tech, Inc.	0.6%
Ciena Corp.	0.6%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	7.3%
Commercial Banks	4.8%
Software	4.0%
Oil, Gas and Consumable Fuels	3.8%
Insurance	3.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.2%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,065.10	$4.52	0.88%
Institutional Class	$1,000	$1,064.50	$3.49	0.68%
A Class	$1,000	$1,062.40	$5.79	1.13%
C Class	$1,000	$1,060.40	$9.63	1.88%
R Class	$1,000	$1,061.00	$7.07	1.38%
Hypothetical
Investor Class	$1,000	$1,020.49	$4.42	0.88%
Institutional Class	$1,000	$1,021.48	$3.42	0.68%
A Class	$1,000	$1,019.24	$5.67	1.13%
C Class	$1,000	$1,015.52	$9.42	1.88%
R Class	$1,000	$1,018.00	$6.92	1.38%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 99.1%
AEROSPACE AND DEFENSE — 1.4%
Alliant Techsystems, Inc.	5,175	$261,700
Astronics Corp.(1)	3,824	107,990
Curtiss-Wright Corp.	3,593	111,563
Moog, Inc., Class A(1)	39,261	1,623,442
Sypris Solutions, Inc.	5,547	38,662
Taser International, Inc.(1)	79,736	417,817
Teledyne Technologies, Inc.(1)	13,269	818,034
		3,379,208
AIR FREIGHT AND LOGISTICS — 0.8%
Forward Air Corp.	36,623	1,181,824
Park-Ohio Holdings Corp.(1)	39,208	746,128
		1,927,952
AIRLINES — 0.5%
Alaska Air Group, Inc.(1)	20,150	723,385
Spirit Airlines, Inc.(1)	20,533	399,572
		1,122,957
AUTO COMPONENTS — 0.4%
Spartan Motors, Inc.	77,095	403,978
WABCO Holdings, Inc.(1)	13,139	695,447
		1,099,425
BEVERAGES — 0.2%
Coca-Cola Bottling Co. Consolidated	7,552	485,443
BIOTECHNOLOGY — 2.4%
Agenus, Inc.(1)	27,868	146,028
BioCryst Pharmaceuticals, Inc.(1)	28,952	115,229
Cubist Pharmaceuticals, Inc.(1)	29,837	1,131,121
Genomic Health, Inc.(1)	7,934	264,996
Momenta Pharmaceuticals, Inc.(1)	27,011	365,189
PDL BioPharma, Inc.	107,031	709,615
Pharmacyclics, Inc.(1)	14,698	802,658
Progenics Pharmaceuticals, Inc.(1)	54,772	535,670
Spectrum Pharmaceuticals, Inc.(1)	75,183	1,169,847
United Therapeutics Corp.(1)	15,229	752,008
		5,992,361
BUILDING PRODUCTS — 0.6%
Gibraltar Industries, Inc.(1)	59,868	621,430
Patrick Industries, Inc.(1)	16,867	215,054
Trex Co., Inc.(1)	22,103	665,079
		1,501,563
CAPITAL MARKETS — 1.7%
Apollo Investment Corp.	2,040	15,667
Calamos Asset Management, Inc., Class A	64,727	741,124
Diamond Hill Investment Group, Inc.	7,071	553,589
Epoch Holding Corp.	4,003	91,188
FBR & Co.(1)	13,182	36,514
FXCM, Inc., Class A	53,729	631,853
Greenhill & Co., Inc.	17,407	620,560
INTL FCStone, Inc.(1)	17,084	330,575
Investment Technology Group, Inc.(1)	37,847	348,192
Janus Capital Group, Inc.	14,594	114,125
Manning & Napier, Inc.	21,338	303,640
NGP Capital Resources Co.	6,706	47,479
Pzena Investment Management, Inc., Class A	50,023	221,602
SWS Group, Inc.(1)	4,604	24,539
		4,080,647
CHEMICALS — 1.8%
Flotek Industries, Inc.(1)	59,321	554,058
Georgia Gulf Corp.	53,959	1,385,128
H.B. Fuller Co.	44,730	1,373,211
Minerals Technologies, Inc.	6,341	404,429
Rockwood Holdings, Inc.	4,680	207,558
TPC Group, Inc.(1)	12,673	468,267
		4,392,651
COMMERCIAL BANKS — 4.8%
CapitalSource, Inc.	104,222	700,372
Central Pacific Financial Corp.(1)	45,902	648,136
Citizens Republic Bancorp, Inc.(1)	8,497	145,554
City Holding Co.	13,344	449,559
City National Corp.	9,766	474,432
Columbia Banking System, Inc.	52,772	993,169
Community Bank System, Inc.	16,941	459,440
CVB Financial Corp.	78,582	915,480
Enterprise Financial Services Corp.	5,610	61,486
F.N.B. Corp.	10,236	111,265
First Financial Bancorp	70,089	1,120,022
Home Bancshares, Inc.	11,462	350,508
International Bancshares Corp.	11,940	233,069
Old National Bancorp.	48,552	583,110
PacWest Bancorp.	48,524	1,148,563
Pinnacle Financial Partners, Inc.(1)	14,382	280,593

11

Shares	Value
Tompkins Financial Corp.	2,043	$76,980
Trustmark Corp.	20,412	499,686
UMB Financial Corp.	28,665	1,468,508
Westamerica Bancorp.	8,502	401,209
Wilshire Bancorp, Inc.(1)	107,019	586,464
		11,707,605
COMMERCIAL SERVICES AND SUPPLIES — 1.5%
Deluxe Corp.	26,575	662,781
Herman Miller, Inc.	16,725	309,747
HNI Corp.	2,498	64,324
Intersections, Inc.	20,898	331,233
Standard Parking Corp.(1)	9,072	195,229
Tetra Tech, Inc.(1)	60,430	1,576,014
TRC Cos., Inc.(1)	29,162	177,305
US Ecology, Inc.	22,125	392,498
		3,709,131
COMMUNICATIONS EQUIPMENT — 2.7%
Arris Group, Inc.(1)	106,662	1,483,669
Aviat Networks, Inc.(1)	14,551	40,743
Brocade Communications Systems, Inc.(1)	108,382	534,323
Calix, Inc.(1)	90,919	747,354
Ciena Corp.(1)	96,146	1,573,910
Comtech Telecommunications Corp.	34,899	997,413
Globecomm Systems, Inc.(1)	11,633	117,959
Loral Space & Communications, Inc.	5,266	354,665
Plantronics, Inc.	18,497	617,800
Tessco Technologies, Inc.	7,122	157,040
		6,624,876
COMPUTERS AND PERIPHERALS — 1.0%
Electronics for Imaging, Inc.(1)	16,341	265,541
QLogic Corp.(1)	44,261	605,933
Synaptics, Inc.(1)	41,922	1,200,227
Xyratex Ltd.	43,275	489,440
		2,561,141
CONSTRUCTION AND ENGINEERING — 1.5%
Argan, Inc.	10,787	150,802
EMCOR Group, Inc.	60,802	1,691,512
Granite Construction, Inc.	23,413	611,313
Michael Baker Corp.(1)	19,237	501,893
URS Corp.	18,295	638,130
		3,593,650
CONSTRUCTION MATERIALS — 0.4%
Headwaters, Inc.(1)	175,297	902,779
United States Lime & Minerals, Inc.(1)	1,780	83,073
		985,852
CONSUMER FINANCE — 1.0%
Cash America International, Inc.	29,772	1,311,159
World Acceptance Corp.(1)	17,033	1,120,771
		2,431,930
CONTAINERS AND PACKAGING — 0.5%
Boise, Inc.	61,858	407,026
Myers Industries, Inc.	51,058	876,155
		1,283,181
DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc.	3,918	188,613
DIVERSIFIED CONSUMER SERVICES — 1.3%
American Public Education, Inc.(1)	7,075	226,400
Bridgepoint Education, Inc.(1)	31,352	683,474
Coinstar, Inc.(1)	26,021	1,786,602
ITT Educational Services, Inc.(1)	9,971	605,738
		3,302,214
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Interactive Brokers Group, Inc., Class A	68,916	1,014,444
MarketAxess Holdings, Inc.	19,780	526,939
		1,541,383
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
IDT Corp., Class B	26,153	256,561
Premiere Global Services, Inc.(1)	73,709	618,418
Vonage Holdings Corp.(1)	285,251	573,355
		1,448,334
ELECTRIC UTILITIES — 1.0%
Empire District Electric Co. (The)	1,263	26,649
Hawaiian Electric Industries, Inc.	24,466	697,770
MGE Energy, Inc.	11,965	565,945
Otter Tail Corp.	20,620	471,579
Portland General Electric Co.	27,169	724,326
		2,486,269
ELECTRICAL EQUIPMENT — 1.5%
Acuity Brands, Inc.	10,983	559,144
Belden, Inc.	45,619	1,521,394
EnerSys(1)	22,731	797,176
Generac Holdings, Inc.(1)	27,948	672,429
Ultralife Corp.(1)	38,546	148,788
		3,698,931

12

Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.3%
Agilysys, Inc.(1)	8,032	$69,637
Electro Scientific Industries, Inc.	34,701	410,166
FEI Co.(1)	33,344	1,595,177
Itron, Inc.(1)	16,480	679,635
Littelfuse, Inc.	19,214	1,093,085
LoJack Corp.(1)	67,516	203,898
MTS Systems Corp.	12,394	477,789
Newport Corp.(1)	38,076	457,674
Plexus Corp.(1)	20,021	564,592
SYNNEX Corp.(1)	32,419	1,118,131
Tech Data Corp.(1)	12,695	611,518
Vishay Intertechnology, Inc.(1)	47,775	450,518
Zygo Corp.(1)	18,237	325,713
		8,057,533
ENERGY EQUIPMENT AND SERVICES — 2.6%
Basic Energy Services, Inc.(1)	140,097	1,445,801
C&J Energy Services, Inc.(1)	36,834	681,429
Helix Energy Solutions Group, Inc.(1)	99,516	1,633,058
Hornbeck Offshore Services, Inc.(1)	6,909	267,931
ION Geophysical Corp.(1)	25,051	165,086
Mitcham Industries, Inc.(1)	15,377	260,948
Natural Gas Services Group, Inc.(1)	9,374	138,923
Parker Drilling Co.(1)	116,526	525,532
TGC Industries, Inc.(1)	62,919	610,943
Willbros Group, Inc.(1)	117,425	758,565
		6,488,216
FOOD AND STAPLES RETAILING — 0.9%
Andersons, Inc. (The)	25,019	1,067,311
Spartan Stores, Inc.	49,956	905,702
SUPERVALU, Inc.	48,317	250,282
		2,223,295
FOOD PRODUCTS — 1.8%
Cal-Maine Foods, Inc.	25,070	980,237
Darling International, Inc.(1)	60,280	994,017
Dean Foods Co.(1)	40,490	689,545
Farmer Bros. Co.(1)	21,591	171,864
J&J Snack Foods Corp.	16,876	997,372
Omega Protein Corp.(1)	69,564	511,991
Smart Balance, Inc.(1)	13,641	128,089
		4,473,115
GAS UTILITIES — 0.6%
Northwest Natural Gas Co.	29,365	1,397,774
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.7%
Align Technology, Inc.(1)	51,094	1,709,605
Analogic Corp.	12,756	790,872
CONMED Corp.	35,572	984,277
CryoLife, Inc.(1)	5,094	26,642
Cyberonics, Inc.(1)	14,063	631,991
Cynosure, Inc., Class A(1)	13,520	285,948
Greatbatch, Inc.(1)	43,453	986,818
Hill-Rom Holdings, Inc.	19,165	591,240
ICU Medical, Inc.(1)	6,637	354,283
Invacare Corp.	49,342	761,347
Orthofix International NV(1)	14,905	614,831
RTI Biologics, Inc.(1)	174,108	654,646
Thoratec Corp.(1)	18,585	624,085
		9,016,585
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
Amsurg Corp.(1)	13,757	412,435
Chemed Corp.	19,537	1,180,816
Molina Healthcare, Inc.(1)	40,479	949,637
PDI, Inc.(1)	5,420	44,661
Providence Service Corp. (The)(1)	47,405	649,923
Select Medical Holdings Corp.(1)	50,720	512,779
Team Health Holdings, Inc.(1)	28,934	697,020
Triple-S Management Corp. Class B(1)	30,594	559,258
WellCare Health Plans, Inc.(1)	5,476	290,228
		5,296,757
HEALTH CARE TECHNOLOGY — 0.4%
HealthStream, Inc.(1)	25,048	651,248
MedAssets, Inc.(1)	13,721	184,548
Omnicell, Inc.(1)	7,477	109,463
		945,259
HOTELS, RESTAURANTS AND LEISURE — 2.4%
Churchill Downs, Inc.	10,682	627,995
Cracker Barrel Old Country Store, Inc.	21,366	1,341,785
Interval Leisure Group, Inc.	9,380	178,314
Multimedia Games Holding Co., Inc.(1)	58,563	819,882
Papa John’s International, Inc.(1)	21,877	1,040,689
Red Robin Gourmet Burgers, Inc.(1)	22,817	696,147
Ruth’s Hospitality Group, Inc.(1)	30,593	201,914
Shuffle Master, Inc.(1)	52,337	722,250
Town Sports International Holdings, Inc.(1)	24,485	325,405
		5,954,381

13

Shares	Value
HOUSEHOLD DURABLES — 0.4%
Blyth, Inc.	19,698	$680,763
CSS Industries, Inc.	9,425	193,684
iRobot Corp.(1)	1,506	33,358
		907,805
INDUSTRIAL CONGLOMERATES — 0.4%
Standex International Corp.	22,695	966,126
INSURANCE — 3.8%
Allied World Assurance Co. Holdings AG	7,658	608,581
American Safety Insurance Holdings Ltd.(1)	31,336	587,550
AMERISAFE, Inc.(1)	33,685	874,126
Amtrust Financial Services, Inc.	26,494	787,137
Aspen Insurance Holdings Ltd.	21,103	609,877
Hanover Insurance Group, Inc. (The)	16,491	645,293
Maiden Holdings Ltd.	74,965	650,696
Meadowbrook Insurance Group, Inc.	105,506	927,398
Montpelier Re Holdings Ltd.	30,176	642,447
National Financial Partners Corp.(1)	97,029	1,300,189
Protective Life Corp.	25,996	764,542
Symetra Financial Corp.	32,222	406,642
Universal Insurance Holdings, Inc.	125,199	426,928
		9,231,406
INTERNET AND CATALOG RETAIL — 0.3%
1-800-Flowers.com, Inc. Class A(1)	9,399	32,803
Orbitz Worldwide, Inc.(1)	88,433	322,780
PetMed Express, Inc.	28,220	343,155
		698,738
INTERNET SOFTWARE AND SERVICES — 2.6%
Ancestry.com, Inc.(1)	27,828	766,105
Blucora, Inc.(1)	78,403	965,925
Constant Contact, Inc.(1)	22,921	409,827
Demand Media, Inc.(1)	87,603	981,154
Dice Holdings, Inc.(1)	33,443	314,030
Digital River, Inc.(1)	57,676	958,575
IAC/InterActiveCorp	15,928	726,317
j2 Global, Inc.	18,023	476,168
United Online, Inc.	167,039	704,904
		6,303,005
IT SERVICES — 1.7%
Acxiom Corp.(1)	51,707	781,293
CACI International, Inc., Class A(1)	25,535	1,404,936
CSG Systems International, Inc.(1)	11,444	197,752
Dynamics Research Corp.(1)	21,030	122,184
Global Cash Access Holdings, Inc.(1)	82,760	596,700
TNS, Inc.(1)	14,121	253,331
Unisys Corp.(1)	36,161	706,947
		4,063,143
LEISURE EQUIPMENT AND PRODUCTS — 1.8%
Arctic Cat, Inc.(1)	21,595	789,513
LeapFrog Enterprises, Inc.(1)	123,937	1,271,594
Polaris Industries, Inc.	7,982	570,553
Smith & Wesson Holding Corp.(1)	93,670	778,398
Sturm Ruger & Co., Inc.	23,707	951,836
		4,361,894
LIFE SCIENCES TOOLS AND SERVICES — 1.3%
Affymetrix, Inc.(1)	86,618	406,238
Cambrex Corp.(1)	97,892	921,164
Charles River Laboratories International, Inc.(1)	9,148	299,689
PAREXEL International Corp.(1)	53,887	1,521,230
		3,148,321
MACHINERY — 3.4%
Actuant Corp., Class A	48,878	1,327,526
Albany International Corp., Class A	5,148	96,319
Ampco-Pittsburgh Corp.	5,294	97,039
Briggs & Stratton Corp.	69,193	1,210,186
FreightCar America, Inc.	38,847	892,316
Hurco Cos., Inc.(1)	4,723	96,774
Kadant, Inc.(1)	28,641	671,631
L.B. Foster Co., Class A	20,114	575,462
Miller Industries, Inc.	31,472	501,349
NACCO Industries, Inc., Class A	7,636	887,685
Robbins & Myers, Inc.	6,222	260,204
Sauer-Danfoss, Inc.	14,409	503,306
Sun Hydraulics Corp.	8,376	203,453
Trimas Corp.(1)	14,047	282,345
Wabtec Corp.	9,830	766,838
		8,372,433
MEDIA — 1.2%
Arbitron, Inc.	32,373	1,133,055
Carmike Cinemas, Inc.(1)	68,833	1,008,403
LodgeNet Interactive Corp.(1)	58,263	76,325
Scholastic Corp.	22,755	640,781
SuperMedia, Inc.(1)	48,670	121,675
		2,980,239

14

Shares	Value
METALS AND MINING — 1.1%
Aurizon Mines Ltd.(1)	136,273	$614,591
Coeur d’Alene Mines Corp.(1)	34,680	608,981
Endeavour Silver Corp.(1)	56,308	457,221
Gold Resource Corp.	13,857	360,143
Handy & Harman Ltd.(1)	4,306	58,045
Nevsun Resources Ltd.	174,203	564,418
		2,663,399
MULTI-UTILITIES — 0.4%
NorthWestern Corp.	26,667	978,679
MULTILINE RETAIL — 0.4%
Dillard’s, Inc., Class A	10,768	685,706
Dollar Tree, Inc.(1)	5,076	273,089
		958,795
OIL, GAS AND CONSUMABLE FUELS — 3.8%
Adams Resources & Energy, Inc.	6,524	273,486
Callon Petroleum Co.(1)	49,765	211,999
Cloud Peak Energy, Inc.(1)	75,292	1,273,188
Contango Oil & Gas Co.(1)	18,311	1,084,011
Delek US Holdings, Inc.	36,620	644,146
Energy Partners Ltd.(1)	24,596	415,672
Energy XXI Bermuda Ltd.	58,673	1,835,878
Green Plains Renewable Energy, Inc.(1)	23,023	143,664
Knightsbridge Tankers Ltd.	55,754	453,838
REX American Resources Corp.(1)	28,435	555,051
Targa Resources Corp.	1,520	64,904
Tesoro Corp.(1)	27,273	680,734
Vaalco Energy, Inc.(1)	70,448	607,966
W&T Offshore, Inc.	21,039	321,897
Western Refining, Inc.	33,286	741,279
Westmoreland Coal Co.(1)	3,580	28,819
		9,336,532
PAPER AND FOREST PRODUCTS — 1.2%
Buckeye Technologies, Inc.	38,734	1,103,532
Neenah Paper, Inc.	35,226	940,182
P.H. Glatfelter Co.	48,053	786,627
		2,830,341
PERSONAL PRODUCTS — 0.7%
Medifast, Inc.(1)	48,584	956,133
USANA Health Sciences, Inc.(1)	19,899	818,247
		1,774,380
PHARMACEUTICALS — 2.7%
Acura Pharmaceuticals, Inc.(1)	24,710	77,589
Endo Health Solutions Inc.(1)	9,601	297,439
Hi-Tech Pharmacal Co., Inc.(1)	15,693	508,453
Medicines Co. (The)(1)	62,731	1,439,049
Medicis Pharmaceutical Corp., Class A	20,505	700,246
Obagi Medical Products, Inc.(1)	27,060	413,206
Par Pharmaceutical Cos., Inc.(1)	23,563	851,567
Pozen, Inc.(1)	24,631	153,698
Questcor Pharmaceuticals, Inc.(1)	13,628	725,555
ViroPharma, Inc.(1)	61,980	1,468,926
		6,635,728
PROFESSIONAL SERVICES — 1.7%
Barrett Business Services, Inc.	11,909	251,756
Corporate Executive Board Co. (The)	17,650	721,532
Exponent, Inc.(1)	16,126	851,937
Insperity, Inc.	33,556	907,690
Navigant Consulting, Inc.(1)	61,652	779,281
RPX Corp.(1)	38,171	547,754
		4,059,950
REAL ESTATE INVESTMENT TRUSTS (REITs) — 7.3%
BioMed Realty Trust, Inc.	10,303	192,460
CBL & Associates Properties, Inc.	19,230	375,754
Colonial Properties Trust	52,745	1,167,774
Coresite Realty Corp.	32,062	827,841
CubeSmart	11,026	128,673
Entertainment Properties Trust	35,132	1,444,277
Extra Space Storage, Inc.	46,847	1,433,518
First Industrial Realty Trust, Inc.(1)	61,263	773,139
Home Properties, Inc.	12,639	775,529
Hospitality Properties Trust	4,759	117,880
Kilroy Realty Corp.	6,680	323,379
LaSalle Hotel Properties	42,063	1,225,716
LTC Properties, Inc.	36,402	1,320,665
Mack-Cali Realty Corp.	24,279	705,791
Mid-America Apartment Communities, Inc.	17,669	1,205,733
Mission West Properties, Inc.	72,447	624,493
National Retail Properties, Inc.	22,480	635,959
Post Properties, Inc.	24,479	1,198,247
PS Business Parks, Inc.	18,191	1,231,895
Sovran Self Storage, Inc.	20,415	1,022,587
Sun Communities, Inc.	705	31,189
Tanger Factory Outlet Centers	37,267	1,194,407
		17,956,906
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
FirstService Corp.(1)	2,664	74,512

15

Shares	Value
ROAD AND RAIL — 1.3%
Arkansas Best Corp.	46,494	$585,824
Knight Transportation, Inc.	60,864	973,215
Marten Transport Ltd.	4,854	103,196
Old Dominion Freight Line, Inc.(1)	20,998	909,004
Swift Transportation Co.(1)	57,664	544,925
		3,116,164
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.7%
Cabot Microelectronics Corp.	10,266	299,870
Cypress Semiconductor Corp.(1)	3,119	41,233
Entegris, Inc.(1)	69,487	593,419
Exar Corp.(1)	25,014	204,114
GT Advanced Technologies, Inc.(1)	190,059	1,003,512
Kulicke & Soffa Industries, Inc.(1)	86,004	767,156
LSI Corp.(1)	104,807	667,621
Mattson Technology, Inc.(1)	50,959	89,178
Micrel, Inc.	80,539	767,537
MKS Instruments, Inc.	48,306	1,397,493
Monolithic Power Systems, Inc.(1)	25,013	497,008
Photronics, Inc.(1)	50,137	305,836
PMC - Sierra, Inc.(1)	73,178	449,313
Power Integrations, Inc.	23,838	889,157
Rudolph Technologies, Inc.(1)	3,538	30,851
STR Holdings, Inc.(1)	45,849	209,071
Tessera Technologies, Inc.	59,741	918,219
		9,130,588
SOFTWARE — 4.0%
Aspen Technology, Inc.(1)	33,342	771,867
Blackbaud, Inc.	8,493	218,015
Cadence Design Systems, Inc.(1)	57,871	636,002
CommVault Systems, Inc.(1)	33,620	1,666,543
Fair Isaac Corp.	17,319	732,247
Guidance Software, Inc.(1)	14,576	138,618
JDA Software Group, Inc.(1)	42,196	1,252,799
Manhattan Associates, Inc.(1)	26,446	1,208,847
Mentor Graphics Corp.(1)	39,904	598,560
Monotype Imaging Holdings, Inc.(1)	16,799	281,719
NetScout Systems, Inc.(1)	7,206	155,578
QAD, Inc., Class A(1)	6,027	85,704
TeleNav, Inc.(1)	83,634	512,676
TiVo, Inc.(1)	65,509	541,760
Websense, Inc.(1)	48,891	915,729
		9,716,664
SPECIALTY RETAIL — 3.7%
ANN, Inc.(1)	22,740	579,643
Body Central Corp.(1)	2,982	26,838
Buckle, Inc. (The)	27,046	1,070,210
Destination Maternity Corp.	5,750	124,200
Express, Inc.(1)	32,755	595,158
Finish Line, Inc. (The), Class A	53,688	1,122,616
Francesca’s Holdings Corp.(1)	26,556	717,278
GameStop Corp., Class A	30,079	552,250
Genesco, Inc.(1)	22,235	1,337,435
Hibbett Sports, Inc.(1)	26,436	1,525,622
Hot Topic, Inc.	25,420	246,320
Select Comfort Corp.(1)	48,096	1,006,168
Vitamin Shoppe, Inc.(1)	5,370	294,974
		9,198,712
TEXTILES, APPAREL AND LUXURY GOODS — 2.6%
Crocs, Inc.(1)	48,072	776,363
Fifth & Pacific Cos., Inc.(1)	79,887	857,188
Iconix Brand Group, Inc.(1)	71,978	1,257,456
Jones Group, Inc. (The)	66,563	636,342
Movado Group, Inc.	35,968	899,919
Oxford Industries, Inc.	22,506	1,006,018
RG Barry Corp.	1,928	26,202
True Religion Apparel, Inc.	33,675	975,901
		6,435,389
THRIFTS AND MORTGAGE FINANCE — 0.1%
HomeStreet, Inc.(1)	1,382	44,210
Provident Financial Services, Inc.	5,351	82,138
Walker & Dunlop, Inc.(1)	15,459	198,648
		324,996
TRADING COMPANIES AND DISTRIBUTORS — 0.7%
Applied Industrial Technologies, Inc.	5,366	197,737
Beacon Roofing Supply, Inc.(1)	25,140	634,031
DXP Enterprises, Inc.(1)	12,775	530,035
MFC Industrial Ltd.	58,980	397,525
		1,759,328
WATER UTILITIES — 0.5%
American States Water Co.	28,666	1,134,600
Artesian Resources Corp., Class A	1,113	23,974
		1,158,574

16

Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Boingo Wireless, Inc.(1)	8,760	$101,791
USA Mobility, Inc.	16,914	217,514
		319,305
TOTAL COMMON STOCKS (Cost $221,749,315)		242,860,284
Temporary Cash Investments — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 2/15/15 - 6/30/16, valued at $608,241), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $596,657)		596,652
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $610,132), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $596,657)		596,652
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $151,943), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $149,164)		149,163
SSgA U.S. Government Money Market Fund	365,568	365,568
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,708,035)		1,708,035
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $223,457,350)		244,568,319
OTHER ASSETS AND LIABILITIES — 0.2%		406,773
TOTAL NET ASSETS — 100.0%		$244,975,092

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $223,457,350)	$244,568,319
Cash	1,042
Receivable for investments sold	8,697,777
Receivable for capital shares sold	83,864
Dividends and interest receivable	218,623
253,569,625

Liabilities
Payable for investments purchased	8,335,478
Payable for capital shares redeemed	88,421
Accrued management fees	165,057
Distribution and service fees payable	5,577
8,594,533

Net Assets	$244,975,092

Net Assets Consist of:
Capital (par value and paid-in surplus)	$394,164,617
Undistributed net investment income	559,352
Accumulated net realized loss	(170,859,846)
Net unrealized appreciation	21,110,969
$244,975,092

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$188,518,569	22,887,364	$8.24
Institutional Class, $0.01 Par Value	$29,506,168	3,566,901	$8.27
A Class, $0.01 Par Value	$25,943,774	3,210,462	$8.08*
C Class, $0.01 Par Value	$76,748	9,504	$8.08
R Class, $0.01 Par Value	$929,833	116,220	$8.00

* Maximum offering price $8.57 (net asset value divided by 0.9425)

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,211)	$3,394,876
Interest	1,936
3,396,812

Expenses:
Management fees	2,171,985
Distribution and service fees:
A Class	68,564
C Class	680
R Class	4,535
Directors’ fees and expenses	14,682
Other expenses	1,629
2,262,075

Net investment income (loss)	1,134,737

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,038,222
Futures contract transactions	81,415
22,119,637

Change in net unrealized appreciation (depreciation) on investments	(30,243,656)

Net realized and unrealized gain (loss)	(8,124,019)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,989,282)

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$1,134,737	$495,328
Net realized gain (loss)	22,119,637	49,798,369
Change in net unrealized appreciation (depreciation)	(30,243,656)	38,016,101
Net increase (decrease) in net assets resulting from operations	(6,989,282)	88,309,798

Distributions to Shareholders
From net investment income:
Investor Class	(606,377)	(193,801)
Institutional Class	(181,344)	(108,353)
A Class	(17,887)	—
Decrease in net assets from distributions	(805,608)	(302,154)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(42,884,361)	(105,655,179)

Net increase (decrease) in net assets	(50,679,251)	(17,647,535)

Net Assets
Beginning of period	295,654,343	313,301,878
End of period	$244,975,092	$295,654,343

Undistributed net investment income	$559,352	$282,320

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of smaller-capitalization U.S. companies.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

21

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 0.88% for the Investor Class, A Class, C Class and R Class and 0.68% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 19% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $182,075,758 and $224,208,380, respectively.

For the year ended June 30, 2012, the fund incurred net realized losses of $(557,651) from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	4,492,903	$35,130,570	3,748,866	$28,194,868
Issued in reinvestment of distributions	74,240	594,091	28,390	189,365
Redeemed	(7,786,139)	(62,419,731)	(15,819,818)	(109,003,394)
	(3,218,996)	(26,695,070)	(12,042,562)	(80,619,161)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	1,173,172	9,379,013	1,362,748	10,489,197
Issued in reinvestment of distributions	23,354	180,999	16,095	107,839
Redeemed	(2,682,434)	(19,252,370)	(3,211,344)	(22,848,871)
	(1,485,908)	(9,692,358)	(1,832,501)	(12,251,835)
A Class/Shares Authorized	140,000,000		140,000,000
Sold	561,169	4,459,495	662,917	4,941,713
Issued in reinvestment of distributions	2,105	17,854	—	—
Redeemed	(1,423,609)	(10,976,701)	(2,474,255)	(18,176,255)
	(860,335)	(6,499,352)	(1,811,338)	(13,234,542)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	2,211	17,729	5,072	38,642
Redeemed	(1,685)	(11,539)	—	—
	526	6,190	5,072	38,642
R Class/Shares Authorized	10,000,000		10,000,000
Sold	30,952	237,954	102,397	803,580
Redeemed	(30,595)	(241,725)	(50,466)	(391,863)
	357	(3,771)	51,931	411,717
Net increase (decrease)	(5,564,356)	$(42,884,361)	(15,629,398)	$(105,655,179)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$242,860,284	—	—
Temporary Cash Investments	365,568	$1,342,467	—
Total Value of Investment Securities	$243,225,852	$1,342,467	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2012, the effect of equity price risk derivative instruments on the Statement of Operations was $81,415 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$805,608	$302,154
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

25

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$223,298,819
Gross tax appreciation of investments	$35,595,753
Gross tax depreciation of investments	(14,326,253)
Net tax appreciation (depreciation) of investments	$21,269,500
Undistributed ordinary income	$559,352
Accumulated short-term capital losses	$(169,310,624)
Post-October capital loss deferral	$(1,707,753)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(10,179,789) and $(159,130,835) expire in 2017 and 2018, respectively.

The loss deferral represents certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$8.38	0.04	(0.16)	(0.12)	(0.02)	—	(0.02)	$8.24	(1.37)%	0.89%	0.45%	72%	$188,519
2011	$6.15	0.01	2.23	2.24	(0.01)	—	(0.01)	$8.38	36.39%	0.89%	0.17%	61%	$218,642
2010	$5.00	0.01	1.16	1.17	(0.02)	—	(0.02)	$6.15	23.39%	0.90%	0.12%	44%	$234,727
2009	$7.76	0.02	(2.78)	(2.76)	—(3)	—	—(3)	$5.00	(35.51)%	0.90%	0.33%	92%	$229,568
2008	$10.77	—(3)	(2.01)	(2.01)	(0.02)	(0.98)	(1.00)	$7.76	(19.13)%	0.87%	0.06%	105%	$454,464
Institutional Class
2012	$8.42	0.05	(0.15)	(0.10)	(0.05)	—	(0.05)	$8.27	(1.20)%	0.69%	0.65%	72%	$29,506
2011	$6.19	0.03	2.22	2.25	(0.02)	—	(0.02)	$8.42	36.43%	0.69%	0.37%	61%	$42,541
2010	$5.02	0.02	1.18	1.20	(0.03)	—	(0.03)	$6.19	23.87%	0.70%	0.32%	44%	$42,599
2009	$7.79	0.03	(2.79)	(2.76)	(0.01)	—	(0.01)	$5.02	(35.38)%	0.70%	0.53%	92%	$143,028
2008	$10.80	0.02	(2.02)	(2.00)	(0.03)	(0.98)	(1.01)	$7.79	(18.99)%	0.67%	0.26%	105%	$218,820
A Class(4)
2012	$8.22	0.02	(0.15)	(0.13)	(0.01)	—	(0.01)	$8.08	(1.64)%	1.14%	0.20%	72%	$25,944
2011	$6.05	(0.01)	2.18	2.17	—	—	—	$8.22	35.87%	1.14%	(0.08)%	61%	$33,452
2010	$4.91	(0.01)	1.16	1.15	(0.01)	—	(0.01)	$6.05	23.40%	1.15%	(0.13)%	44%	$35,567
2009	$7.65	—(3)	(2.74)	(2.74)	—	—	—	$4.91	(35.82)%	1.15%	0.08%	92%	$49,253
2008	$10.64	(0.02)	(1.98)	(2.00)	(0.01)	(0.98)	(0.99)	$7.65	(19.30)%	1.12%	(0.19)%	105%	$236,906

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$8.27	(0.04)	(0.15)	(0.19)	—	—	—	$8.08	(2.30)%	1.89%	(0.55)%	72%	$77
2011	$6.13	(0.06)	2.20	2.14	—	—	—	$8.27	34.91%	1.89%	(0.83)%	61%	$74
2010(5)	$6.40	(0.02)	(0.25)	(0.27)	—	—	—	$6.13	(4.22)%	1.90%(6)	(0.79)%(6)	44%(7)	$24
R Class
2012	$8.15	—(3)	(0.15)	(0.15)	—	—	—	$8.00	(1.84)%	1.39%	(0.05)%	72%	$930
2011	$6.01	(0.02)	2.16	2.14	—	—	—	$8.15	35.61%	1.39%	(0.33)%	61%	$945
2010	$4.89	(0.02)	1.14	1.12	—	—	—	$6.01	22.90%	1.40%	(0.38)%	44%	$384
2009	$7.63	(0.01)	(2.73)	(2.74)	—	—	—	$4.89	(35.91)%	1.40%	(0.17)%	92%	$321
2008	$10.63	(0.04)	(1.98)	(2.02)	—	(0.98)	(0.98)	$7.63	(19.51)%	1.37%	(0.44)%	105%	$254

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(5)	March 1, 2010 (commencement of sale) through June 30, 2010.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2010.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

33

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

34

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

35

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

36

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $805,608, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75842   1208

ANNUAL REPORT                          JUNE 30, 2012

NT Small Company Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLOX	-0.98%	-2.82%	-1.25%	5/12/06
S&P SmallCap 600 Index	—	1.43%	1.83%	3.18%(1)	—
Russell 2000 Index(2)	—	-2.08%	0.54%	2.09%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.
(2)
Effective July 1, 2012, the fund’s benchmark will change from the S&P SmallCap 600 Index to the Russell 2000 Index. The fund’s investment advisor believes this index better represents the fund’s portfolio holdings.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*     From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

NT Small Company returned –0.98% for the fiscal year ended June 30, 2012, compared with the 1.43% return of its benchmark, the S&P SmallCap 600 Index. The small-cap Russell 2000 Index returned –2.08%. (Effective July 1, 2012, the fund’s benchmark will change from the S&P SmallCap 600 Index to the Russell 2000 Index.)

In an up-and-down period for the U.S. stock market (see page 3 for details), NT Small Company declined modestly for the 12 months, trailing the small positive return of the S&P SmallCap 600 Index. Individual stock selection, a critical element of our investment process, was the primary factor behind the underperformance versus the index, particularly in the information technology and financials sectors.

Absolute Performance Driven by Technology and Energy

NT Small Company’s negative absolute return for the 12-month period was driven primarily by double-digit declines in the information technology and energy sectors of the portfolio. The most significant detractors in the information technology sector were two semiconductor manufacturers, Veeco Instruments and OmniVision Technologies. In the energy sector, the biggest detractor was energy services and equipment provider ION Geophysical.

The fund’s holdings in the materials sector also had a negative impact on absolute results as falling commodity prices weighed on this sector. Notable detractors included chemicals producers OM Group, Ferro, and TPC Group.

On the positive side, the fund’s holdings in the consumer discretionary and health care sectors boosted fund performance for the 12 months. The top two contributors to absolute performance in the portfolio were consumer discretionary stocks—gaming machine company Multimedia Games and recreational vehicle maker Arctic Cat. In the health care sector, the leading contributors included biotechnology firms Pharmacyclics and ViroPharma, as well as orthodontic products maker Align Technology (a top 10 holding at the end of the period).

Technology and Financials Detracted

Looking at performance versus the S&P SmallCap 600 Index, the fund’s holdings in the information technology and financials sectors contributed the most to its underperformance of the index for the 12 months. Stock selection among IT services providers and semiconductor manufacturers detracted the most in the information technology sector. As was the case for absolute performance, the biggest detractors from relative performance in this sector were OmniVision Technologies and Veeco Instruments. Increased competition in its core image sensors business weighed on OmniVision’s stock, while Veeco faced slumping demand, especially in its solar products unit.

5

In the financials sector, stock choices among commercial banks and capital markets firms produced the bulk of the underperformance. The most significant individual decision that detracted from results versus the benchmark in this sector was avoiding insurance firm Delphi Financial Group, which rallied sharply after agreeing to be acquired by Japanese insurer Tokio Marine Holdings.

Other noteworthy detractors in the portfolio included navigation software maker TeleNav, medical equipment and supplies company Invacare, and Internet-based telecom services provider Vonage Holdings. TeleNav struggled with increased competition in its mobile voice-guided navigation systems business; Invacare faced a regulatory injunction that threatened to suspend operations at one of its plants; and Vonage fell as higher marketing costs weighed on profit margins.

Consumer Discretionary and Energy Outperformed

Stock selection was most successful in consumer discretionary and energy sectors of the portfolio compared with the S&P SmallCap 600 Index. Stock choices among leisure equipment makers generated the bulk of the outperformance in the consumer discretionary sector. The top relative performance contributors were also the top absolute contributors—Multimedia Games and Arctic Cat. Multimedia Games, which produces networked gaming systems for casinos and state lotteries, consistently exceeded earnings expectations as the company expanded its footprint in the U.S. gaming market. Arctic Cat benefited from strong sales of its snowmobiles and all-terrain vehicles, as well as from the introduction of innovative new products.

In the energy sector, stock selection and an underweight position in energy equipment and services providers added the most value. The most effective investment decisions in this sector included avoiding oilfield equipment and services company Lufkin Industries and holding an overweight position in construction and engineering firm Willbros Group. Lufkin experienced declining demand in the first half of 2012, which led to an earnings shortfall. In contrast, Willbros, which was added to the portfolio in late 2011, rallied substantially in the first half of 2012 as the company reported stronger-than-expected revenues and secured a contract for a new pipeline construction project.

Although the fund’s health care stocks had little overall impact on relative results, two holdings were among the top individual contributors—biotech firm Pharmacyclics and medical device maker Kensey Nash. Pharmacyclics, which focuses on small-molecule medications used to treat cancer and auto-immune diseases, rallied sharply as the company announced promising clinical trial data for an experimental lymphoma drug. Kensey Nash was acquired by Dutch life sciences company Royal DSM at a sizable premium.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
Energy XXI Bermuda Ltd.	0.8%
Coinstar, Inc.	0.7%
EMCOR Group, Inc.	0.7%
Align Technology, Inc.	0.7%
CommVault Systems, Inc.	0.7%
Helix Energy Solutions Group, Inc.	0.7%
Moog, Inc., Class A	0.7%
Tetra Tech, Inc.	0.6%
Ciena Corp.	0.6%
FEI Co.	0.6%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	7.3%
Commercial Banks	4.8%
Software	3.9%
Oil, Gas and Consumable Fuels	3.8%
Insurance	3.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.5)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,065.70	$3.49	0.68%
Hypothetical
Institutional Class	$1,000	$1,021.48	$3.42	0.68%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 99.2%
AEROSPACE AND DEFENSE — 1.4%
Alliant Techsystems, Inc.	3,960	$200,257
Astronics Corp.(1)	3,217	90,848
Curtiss-Wright Corp.	2,229	69,210
Moog, Inc., Class A(1)	28,313	1,170,743
Sypris Solutions, Inc.	4,776	33,289
Taser International, Inc.(1)	59,221	310,318
Teledyne Technologies, Inc.(1)	9,651	594,984
		2,469,649
AIR FREIGHT AND LOGISTICS — 0.8%
Forward Air Corp.	27,361	882,940
Park-Ohio Holdings Corp.(1)	28,336	539,234
		1,422,174
AIRLINES — 0.5%
Alaska Air Group, Inc.(1)	14,521	521,304
Spirit Airlines, Inc.(1)	14,987	291,647
		812,951
AUTO COMPONENTS — 0.4%
Spartan Motors, Inc.	55,937	293,110
WABCO Holdings, Inc.(1)	9,583	507,228
		800,338
BEVERAGES — 0.2%
Coca-Cola Bottling Co. Consolidated	5,312	341,455
BIOTECHNOLOGY — 2.5%
Agenus, Inc.(1)	19,426	101,792
BioCryst Pharmaceuticals, Inc.(1)	20,355	81,013
Cubist Pharmaceuticals, Inc.(1)	21,906	830,457
Genomic Health, Inc.(1)	5,533	184,802
Momenta Pharmaceuticals, Inc.(1)	19,876	268,724
PDL BioPharma, Inc.	79,926	529,909
Pharmacyclics, Inc.(1)	10,589	578,265
Progenics Pharmaceuticals, Inc.(1)	38,748	378,955
Spectrum Pharmaceuticals, Inc.(1)	55,263	859,892
United Therapeutics Corp.(1)	11,217	553,896
		4,367,705
BUILDING PRODUCTS — 0.6%
Gibraltar Industries, Inc.(1)	43,683	453,430
Patrick Industries, Inc.(1)	12,160	155,040
Trex Co., Inc.(1)	15,468	465,432
		1,073,902
CAPITAL MARKETS — 1.7%
Apollo Investment Corp.	2,256	17,326
Calamos Asset Management, Inc., Class A	47,237	540,864
Diamond Hill Investment Group, Inc.	5,148	403,037
Epoch Holding Corp.	2,780	63,328
FBR & Co.(1)	12,118	33,567
FXCM, Inc., Class A	39,898	469,200
Greenhill & Co., Inc.	12,703	452,862
INTL FCStone, Inc.(1)	11,023	213,295
Investment Technology Group, Inc.(1)	26,574	244,481
Janus Capital Group, Inc.	10,757	84,120
Manning & Napier, Inc.	16,454	234,140
NGP Capital Resources Co.	6,464	45,765
Pzena Investment Management, Inc., Class A	35,628	157,832
SWS Group, Inc.(1)	3,714	19,796
		2,979,613
CHEMICALS — 1.8%
Flotek Industries, Inc.(1)	42,062	392,859
Georgia Gulf Corp.	39,323	1,009,421
H.B. Fuller Co.	32,284	991,119
Minerals Technologies, Inc.	4,529	288,860
Rockwood Holdings, Inc.	2,969	131,675
TPC Group, Inc.(1)	9,468	349,843
		3,163,777
COMMERCIAL BANKS — 4.8%
CapitalSource, Inc.	76,116	511,500
Central Pacific Financial Corp.(1)	33,242	469,377
Citizens Republic Bancorp, Inc.(1)	5,888	100,862
City Holding Co.	9,544	321,537
City National Corp.	6,777	329,227
Columbia Banking System, Inc.	37,719	709,872
Community Bank System, Inc.	11,478	311,283
CVB Financial Corp.	56,973	663,736
Enterprise Financial Services Corp.	3,164	34,677
F.N.B. Corp.	8,085	87,884
First Financial Bancorp	49,943	798,089
Home Bancshares, Inc.	8,909	272,437
International Bancshares Corp.	8,593	167,735
Old National Bancorp	33,835	406,358

10

	Shares	Value
PacWest Bancorp	35,589	$842,392
Pinnacle Financial Partners, Inc.(1)	10,599	206,787
Tompkins Financial Corp.	983	37,039
Trustmark Corp.	14,713	360,174
UMB Financial Corp.	21,073	1,079,570
Westamerica Bancorp.	6,169	291,115
Wilshire Bancorp, Inc.(1)	81,254	445,272
		8,446,923
COMMERCIAL SERVICES AND SUPPLIES — 1.5%
Deluxe Corp.	19,232	479,646
Herman Miller, Inc.	12,677	234,778
HNI Corp.	1,618	41,664
Intersections, Inc.	15,271	242,045
Standard Parking Corp.(1)	6,373	137,147
Tetra Tech, Inc.(1)	44,016	1,147,937
TRC Cos., Inc.(1)	20,036	121,819
US Ecology, Inc.	16,134	286,217
		2,691,253
COMMUNICATIONS EQUIPMENT — 2.7%
Arris Group, Inc.(1)	78,209	1,087,887
Aviat Networks, Inc.(1)	11,772	32,962
Brocade Communications Systems, Inc.(1)	78,748	388,228
Calix, Inc.(1)	66,270	544,739
Ciena Corp.(1)	70,015	1,146,145
Comtech Telecommunications Corp.	25,159	719,044
Globecomm Systems, Inc.(1)	10,505	106,521
Loral Space & Communications, Inc.	3,685	248,185
Plantronics, Inc.	13,099	437,507
Tessco Technologies, Inc.	5,122	112,940
		4,824,158
COMPUTERS AND PERIPHERALS — 1.0%
Electronics for Imaging, Inc.(1)	12,017	195,276
QLogic Corp.(1)	31,663	433,466
Synaptics, Inc.(1)	30,304	867,604
Xyratex Ltd.	31,938	361,219
		1,857,565
CONSTRUCTION AND ENGINEERING — 1.5%
Argan, Inc.	9,938	138,933
EMCOR Group, Inc.	44,209	1,229,895
Granite Construction, Inc.	17,072	445,750
Michael Baker Corp.(1)	13,730	358,216
URS Corp.	13,706	478,065
		2,650,859
CONSTRUCTION MATERIALS — 0.4%
Headwaters, Inc.(1)	127,629	657,289
United States Lime & Minerals, Inc.(1)	1,407	65,665
		722,954
CONSUMER FINANCE — 1.0%
Cash America International, Inc.	22,163	976,058
World Acceptance Corp.(1)	12,517	823,619
		1,799,677
CONTAINERS AND PACKAGING — 0.5%
Boise, Inc.	44,491	292,751
Myers Industries, Inc.	36,596	627,987
		920,738
DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc.	3,153	151,785
DIVERSIFIED CONSUMER SERVICES — 1.3%
American Public Education, Inc.(1)	4,696	150,272
Bridgepoint Education, Inc.(1)	22,976	500,877
Coinstar, Inc.(1)	18,929	1,299,665
ITT Educational Services, Inc.(1)	7,267	441,470
		2,392,284
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Interactive Brokers Group, Inc., Class A	49,920	734,822
MarketAxess Holdings, Inc.	14,784	393,846
		1,128,668
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
IDT Corp., Class B	19,184	188,195
Premiere Global Services, Inc.(1)	52,726	442,371
Vonage Holdings Corp.(1)	202,375	406,774
		1,037,340
ELECTRIC UTILITIES — 1.0%
Hawaiian Electric Industries, Inc.	17,917	510,993
MGE Energy, Inc.	8,460	400,158
Otter Tail Corp.	15,170	346,938
Portland General Electric Co.	19,352	515,924
		1,774,013
ELECTRICAL EQUIPMENT — 1.5%
Acuity Brands, Inc.	7,834	398,829
Belden, Inc.	33,218	1,107,821
EnerSys(1)	16,717	586,265
Generac Holdings, Inc.(1)	20,836	501,314
Ultralife Corp.(1)	27,336	105,517
		2,699,746

11

Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.3%
Agilysys, Inc.(1)	6,581	$57,057
Electro Scientific Industries, Inc.	24,685	291,777
FEI Co.(1)	23,819	1,139,501
Itron, Inc.(1)	12,358	509,644
Littelfuse, Inc.	13,881	789,690
LoJack Corp.(1)	44,076	133,109
MTS Systems Corp.	8,473	326,634
Newport Corp.(1)	26,719	321,162
Plexus Corp.(1)	14,379	405,488
SYNNEX Corp.(1)	23,778	820,103
Tech Data Corp.(1)	9,609	462,866
Vishay Intertechnology, Inc.(1)	33,839	319,102
Zygo Corp.(1)	13,022	232,573
		5,808,706
ENERGY EQUIPMENT AND SERVICES — 2.7%
Basic Energy Services, Inc.(1)	101,502	1,047,501
C&J Energy Services, Inc.(1)	27,011	499,703
Helix Energy Solutions Group, Inc.(1)	72,787	1,194,435
Hornbeck Offshore Services, Inc.(1)	4,717	182,925
ION Geophysical Corp.(1)	16,469	108,531
Mitcham Industries, Inc.(1)	10,403	176,539
Natural Gas Services Group, Inc.(1)	7,950	117,819
Parker Drilling Co.(1)	85,544	385,803
TGC Industries, Inc.(1)	46,060	447,243
Willbros Group, Inc.(1)	87,150	562,989
		4,723,488
FOOD AND STAPLES RETAILING — 0.9%
Andersons, Inc. (The)	18,277	779,697
Spartan Stores, Inc.	37,527	680,364
SUPERVALU, Inc.	35,273	182,714
		1,642,775
FOOD PRODUCTS — 1.8%
Cal-Maine Foods, Inc.	17,907	700,164
Darling International, Inc.(1)	42,727	704,568
Dean Foods Co.(1)	30,155	513,540
Farmer Bros. Co.(1)	15,398	122,568
J&J Snack Foods Corp.	12,098	714,992
Omega Protein Corp.(1)	48,353	355,878
Smart Balance, Inc.(1)	8,162	76,641
		3,188,351
GAS UTILITIES — 0.6%
Northwest Natural Gas Co.	22,073	1,050,675
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.7%
Align Technology, Inc.(1)	36,698	1,227,915
Analogic Corp.	9,243	573,066
CONMED Corp.	25,382	702,320
CryoLife, Inc.(1)	1,974	10,324
Cyberonics, Inc.(1)	10,096	453,714
Cynosure, Inc., Class A(1)	9,995	211,394
Greatbatch, Inc.(1)	30,443	691,361
Hill-Rom Holdings, Inc.	14,479	446,677
ICU Medical, Inc.(1)	4,869	259,907
Invacare Corp.	35,837	552,965
Orthofix International NV(1)	11,111	458,329
RTI Biologics, Inc.(1)	129,921	488,503
Thoratec Corp.(1)	13,861	465,452
		6,541,927
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
Amsurg Corp.(1)	10,505	314,940
Chemed Corp.	13,947	842,957
Molina Healthcare, Inc.(1)	29,868	700,703
PDI, Inc.(1)	2,317	19,092
Providence Service Corp. (The)(1)	33,464	458,791
Select Medical Holdings Corp.(1)	36,679	370,825
Team Health Holdings, Inc.(1)	21,238	511,623
Triple-S Management Corp. Class B(1)	22,381	409,125
WellCare Health Plans, Inc.(1)	3,958	209,774
		3,837,830
HEALTH CARE TECHNOLOGY — 0.4%
HealthStream, Inc.(1)	18,141	471,666
MedAssets, Inc.(1)	9,536	128,259
Omnicell, Inc.(1)	5,216	76,362
		676,287
HOTELS, RESTAURANTS AND LEISURE — 2.4%
Churchill Downs, Inc.	7,822	459,855
Cracker Barrel Old Country Store, Inc.	15,573	977,985
Interval Leisure Group, Inc.	6,382	121,322
Multimedia Games Holding Co., Inc.(1)	43,386	607,404
Papa John’s International, Inc.(1)	16,103	766,020
Red Robin Gourmet Burgers, Inc.(1)	16,296	497,191

12

Shares	Value
Ruth’s Hospitality Group, Inc.(1)	20,062	$132,409
Shuffle Master, Inc.(1)	37,719	520,522
Town Sports International Holdings, Inc.(1)	17,724	235,552
		4,318,260
HOUSEHOLD DURABLES — 0.4%
Blyth, Inc.	14,130	488,333
CSS Industries, Inc.	6,203	127,471
iRobot Corp.(1)	658	14,575
		630,379
INDUSTRIAL CONGLOMERATES — 0.4%
Standex International Corp.	16,782	714,410
INSURANCE — 3.8%
Allied World Assurance Co. Holdings AG	5,843	464,343
American Safety Insurance Holdings Ltd.(1)	22,289	417,919
AMERISAFE, Inc.(1)	24,819	644,053
Amtrust Financial Services, Inc.	18,805	558,697
Aspen Insurance Holdings Ltd.	15,757	455,377
Hanover Insurance Group, Inc. (The)	11,643	455,591
Maiden Holdings Ltd.	55,041	477,756
Meadowbrook Insurance Group, Inc.	76,388	671,451
Montpelier Re Holdings Ltd.	21,489	457,501
National Financial Partners Corp.(1)	71,191	953,959
Protective Life Corp.	18,874	555,084
Symetra Financial Corp.	23,768	299,952
Universal Insurance Holdings, Inc.	91,637	312,482
		6,724,165
INTERNET AND CATALOG RETAIL — 0.3%
1-800-Flowers.com, Inc. Class A(1)	9,517	33,215
Orbitz Worldwide, Inc.(1)	63,660	232,359
PetMed Express, Inc.	20,126	244,732
		510,306
INTERNET SOFTWARE AND SERVICES — 2.6%
Ancestry.com, Inc.(1)	20,668	568,990
Blucora, Inc.(1)	57,358	706,651
Constant Contact, Inc.(1)	16,325	291,891
Demand Media, Inc.(1)	64,599	723,509
Dice Holdings, Inc.(1)	24,875	233,576
Digital River, Inc.(1)	42,040	698,705
IAC/InterActiveCorp	11,740	535,344
j2 Global, Inc.	12,827	338,889
United Online, Inc.	121,175	511,358
		4,608,913
IT SERVICES — 1.7%
Acxiom Corp.(1)	38,654	584,062
CACI International, Inc., Class A(1)	18,509	1,018,365
CSG Systems International, Inc.(1)	9,284	160,427
Dynamics Research Corp.(1)	15,111	87,795
Global Cash Access Holdings, Inc.(1)	60,123	433,487
TNS, Inc.(1)	9,877	177,193
Unisys Corp.(1)	26,552	519,092
		2,980,421
LEISURE EQUIPMENT AND PRODUCTS — 1.8%
Arctic Cat, Inc.(1)	15,845	579,293
LeapFrog Enterprises, Inc.(1)	90,191	925,360
Polaris Industries, Inc.	5,817	415,799
Smith & Wesson Holding Corp.(1)	68,956	573,025
Sturm Ruger & Co., Inc.	17,275	693,591
		3,187,068
LIFE SCIENCES TOOLS AND SERVICES — 1.3%
Affymetrix, Inc.(1)	63,559	298,092
Cambrex Corp.(1)	72,774	684,803
Charles River Laboratories International, Inc.(1)	6,799	222,735
PAREXEL International Corp.(1)	39,399	1,112,234
		2,317,864
MACHINERY — 3.4%
Actuant Corp., Class A	35,826	973,034
Albany International Corp., Class A	3,243	60,677
Ampco-Pittsburgh Corp.	2,918	53,487
Briggs & Stratton Corp.	49,547	866,577
FreightCar America, Inc.	28,947	664,913
Hurco Cos., Inc.(1)	2,167	44,402
Kadant, Inc.(1)	21,172	496,483
L.B. Foster Co., Class A	14,557	416,476
Miller Industries, Inc.	22,031	350,954
NACCO Industries, Inc., Class A	5,625	653,906
Robbins & Myers, Inc.	4,417	184,719
Sauer-Danfoss, Inc.	10,514	367,254
Sun Hydraulics Corp.	6,605	160,435
Trimas Corp.(1)	9,731	195,593
Wabtec Corp.	6,951	542,247
		6,031,157

13

Shares	Value
MEDIA — 1.2%
Arbitron, Inc.	23,789	$832,615
Carmike Cinemas, Inc.(1)	50,127	734,361
LodgeNet Interactive Corp.(1)	37,543	49,181
Scholastic Corp.	16,627	468,216
SuperMedia, Inc.(1)	34,115	85,288
		2,169,661
METALS AND MINING — 1.1%
Aurizon Mines Ltd.(1)	100,575	453,593
Coeur d’Alene Mines Corp.(1)	25,488	447,569
Endeavour Silver Corp.(1)	40,563	329,372
Gold Resource Corp.	9,480	246,385
Handy & Harman Ltd.(1)	3,815	51,426
Nevsun Resources Ltd.	128,941	417,769
		1,946,114
MULTI-UTILITIES — 0.4%
NorthWestern Corp.	18,662	684,895
MULTILINE RETAIL — 0.4%
Dillard’s, Inc., Class A	7,900	503,072
Dollar Tree, Inc.(1)	3,228	173,666
		676,738
OIL, GAS AND CONSUMABLE FUELS — 3.8%
Adams Resources & Energy, Inc.	4,545	190,526
Callon Petroleum Co.(1)	31,647	134,816
Cloud Peak Energy, Inc.(1)	54,845	927,429
Contango Oil & Gas Co.(1)	13,227	783,039
Delek US Holdings, Inc.	26,291	462,459
Energy Partners Ltd.(1)	17,787	300,600
Energy XXI Bermuda Ltd.	42,808	1,339,462
Green Plains Renewable Energy, Inc.(1)	17,237	107,559
Knightsbridge Tankers Ltd.	42,092	342,629
REX American Resources Corp.(1)	20,665	403,381
Targa Resources Corp.	589	25,150
Tesoro Corp.(1)	19,072	476,037
Vaalco Energy, Inc.(1)	52,513	453,187
W&T Offshore, Inc.	13,809	211,278
Western Refining, Inc.	24,786	551,984
Westmoreland Coal Co.(1)	2,499	20,117
		6,729,653
PAPER AND FOREST PRODUCTS — 1.1%
Buckeye Technologies, Inc.	27,669	788,290
Neenah Paper, Inc.	25,228	673,335
P.H. Glatfelter Co.	35,090	574,423
		2,036,048
PERSONAL PRODUCTS — 0.7%
Medifast, Inc.(1)	35,120	691,162
USANA Health Sciences, Inc.(1)	14,503	596,363
		1,287,525
PHARMACEUTICALS — 2.7%
Acura Pharmaceuticals, Inc.(1)	20,644	64,822
Endo Health Solutions Inc.(1)	6,985	216,395
Hi-Tech Pharmacal Co., Inc.(1)	11,161	361,616
Medicines Co. (The)(1)	45,336	1,040,008
Medicis Pharmaceutical Corp., Class A	15,057	514,197
Obagi Medical Products, Inc.(1)	19,588	299,109
Par Pharmaceutical Cos., Inc.(1)	16,450	594,503
Pozen, Inc.(1)	17,759	110,816
Questcor Pharmaceuticals, Inc.(1)	9,894	526,757
ViroPharma, Inc.(1)	44,749	1,060,551
		4,788,774
PROFESSIONAL SERVICES — 1.7%
Barrett Business Services, Inc.	9,646	203,916
Corporate Executive Board Co. (The)	13,135	536,959
Exponent, Inc.(1)	11,347	599,462
Insperity, Inc.	23,496	635,567
Navigant Consulting, Inc.(1)	44,125	557,740
RPX Corp.(1)	28,122	403,551
		2,937,195
REAL ESTATE INVESTMENT TRUSTS (REITs) — 7.3%
BioMed Realty Trust, Inc.	6,779	126,632
CBL & Associates Properties, Inc.	14,661	286,476
Colonial Properties Trust	37,058	820,464
Coresite Realty Corp.	23,592	609,145
CubeSmart	7,621	88,937
Entertainment Properties Trust	25,206	1,036,219
Extra Space Storage, Inc.	34,206	1,046,704
First Industrial Realty Trust, Inc.(1)	44,399	560,315
Home Properties, Inc.	9,499	582,859
Hospitality Properties Trust	3,396	84,119
Kilroy Realty Corp.	4,046	195,867
LaSalle Hotel Properties	30,802	897,570
LTC Properties, Inc.	26,846	973,973
Mack-Cali Realty Corp.	17,807	517,649

14

Shares	Value
Mid-America Apartment Communities, Inc.	12,921	$881,729
Mission West Properties, Inc.	52,535	452,852
National Retail Properties, Inc.	15,192	429,782
Post Properties, Inc.	18,097	885,848
PS Business Parks, Inc.	12,852	870,337
Sovran Self Storage, Inc.	15,106	756,659
Sun Communities, Inc.	588	26,013
Tanger Factory Outlet Centers	26,291	842,627
		12,972,776
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
FirstService Corp.(1)	847	23,691
ROAD AND RAIL — 1.3%
Arkansas Best Corp.	34,155	430,353
Knight Transportation, Inc.	43,038	688,178
Marten Transport Ltd.	2,934	62,377
Old Dominion Freight Line, Inc.(1)	14,877	644,025
Swift Transportation Co.(1)	43,564	411,680
		2,236,613
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.7%
Cabot Microelectronics Corp.	6,931	202,455
Cypress Semiconductor Corp.(1)	2,216	29,296
Entegris, Inc.(1)	49,879	425,967
Exar Corp.(1)	17,196	140,319
GT Advanced Technologies, Inc.(1)	138,961	733,714
Kulicke & Soffa Industries, Inc.(1)	62,525	557,723
LSI Corp.(1)	78,175	497,975
Mattson Technology, Inc.(1)	38,791	67,884
Micrel, Inc.	58,304	555,637
MKS Instruments, Inc.	35,025	1,013,273
Monolithic Power Systems, Inc.(1)	18,455	366,701
Photronics, Inc.(1)	36,632	223,455
PMC – Sierra, Inc.(1)	52,179	320,379
Power Integrations, Inc.	17,578	655,659
Rudolph Technologies, Inc.(1)	2,277	19,855
STR Holdings, Inc.(1)	33,316	151,921
Tessera Technologies, Inc.	42,361	651,089
		6,613,302
SOFTWARE — 3.9%
Aspen Technology, Inc.(1)	23,980	555,137
Blackbaud, Inc.	5,523	141,775
Cadence Design Systems, Inc.(1)	42,231	464,119
CommVault Systems, Inc.(1)	24,499	1,214,415
Fair Isaac Corp.	12,357	522,454
Guidance Software, Inc.(1)	10,450	99,380
JDA Software Group, Inc.(1)	30,308	899,845
Manhattan Associates, Inc.(1)	19,486	890,705
Mentor Graphics Corp.(1)	28,717	430,755
Monotype Imaging Holdings, Inc.(1)	11,295	189,417
NetScout Systems, Inc.(1)	4,934	106,525
QAD, Inc., Class A(1)	4,406	62,653
TeleNav, Inc.(1)	58,651	359,531
TiVo, Inc.(1)	48,478	400,913
Websense, Inc.(1)	35,669	668,080
		7,005,704
SPECIALTY RETAIL — 3.8%
ANN, Inc.(1)	16,495	420,458
Body Central Corp.(1)	1,725	15,525
Buckle, Inc. (The)	19,681	778,777
Destination Maternity Corp.	4,447	96,055
Express, Inc.(1)	23,829	432,973
Finish Line, Inc. (The), Class A	39,070	816,954
Francesca’s Holdings Corp.(1)	19,414	524,372
GameStop Corp., Class A	21,802	400,285
Genesco, Inc.(1)	16,161	972,084
Hibbett Sports, Inc.(1)	19,077	1,100,934
Hot Topic, Inc.	18,144	175,815
Select Comfort Corp.(1)	34,611	724,062
Vitamin Shoppe, Inc.(1)	3,795	208,459
		6,666,753
TEXTILES, APPAREL AND LUXURY GOODS — 2.6%
Crocs, Inc.(1)	34,394	555,463
Fifth & Pacific Cos., Inc.(1)	58,141	623,853
Iconix Brand Group, Inc.(1)	51,406	898,063
Jones Group, Inc. (The)	47,506	454,157
Movado Group, Inc.	26,274	657,376
Oxford Industries, Inc.	16,286	727,984
RG Barry Corp.	2,472	33,594
True Religion Apparel, Inc.	24,875	720,878
		4,671,368
THRIFTS AND MORTGAGE FINANCE — 0.1%
HomeStreet, Inc.(1)	1,092	34,933
Provident Financial Services, Inc.	3,882	59,589
Walker & Dunlop, Inc.(1)	7,049	90,579
		185,101

15

Shares	Value
TRADING COMPANIES AND DISTRIBUTORS — 0.7%
Applied Industrial Technologies, Inc.	3,203	$118,031
Beacon Roofing Supply, Inc.(1)	18,942	477,717
DXP Enterprises, Inc.(1)	9,277	384,903
MFC Industrial Ltd.	42,814	288,566
		1,269,217
WATER UTILITIES — 0.5%
American States Water Co.	21,499	850,930
Artesian Resources Corp., Class A	2,162	46,570
		897,500
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Boingo Wireless, Inc.(1)	5,918	68,767
USA Mobility, Inc.	12,482	160,519
		229,286
TOTAL COMMON STOCKS (Cost $162,179,913)		176,050,423

Shares	Value
Temporary Cash Investments — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 4.00%, 2/15/15 – 6/30/16, valued at $800,225), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $784,985)		$784,978
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $802,712), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $784,985)		784,978
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $199,902), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $196,246)		196,245
SSgA U.S. Government Money Market Fund	580,791	580,791
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,346,992)		2,346,992
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $164,526,905)		178,397,415
OTHER ASSETS AND LIABILITIES — (0.5)%		(961,779)
TOTAL NET ASSETS — 100.0%		$177,435,636

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $164,526,905)	$178,397,415
Cash	736
Receivable for investments sold	6,164,462
Receivable for capital shares sold	28,195
Dividends and interest receivable	153,701
184,744,509

Liabilities
Payable for investments purchased	7,215,583
Accrued management fees	93,290
7,308,873

Net Assets	$177,435,636

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	21,460,655

Net Asset Value Per Share	$8.27

Net Assets Consist of:
Capital (par value and paid-in surplus)	$159,311,915
Undistributed net investment income	363,202
Undistributed net realized gain	3,890,009
Net unrealized appreciation	13,870,510
$177,435,636

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,224)	$1,990,366
Interest	1,459
1,991,825

Expenses:
Management fees	995,277
Directors’ fees and expenses	7,391
1,002,668

Net investment income (loss)	989,157

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,308,513
Futures contract transactions	(51,251)
6,257,262

Change in net unrealized appreciation (depreciation) on investments	(6,549,616)

Net realized and unrealized gain (loss)	(292,354)

Net Increase (Decrease) in Net Assets Resulting from Operations	$696,803

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$989,157	$411,374
Net realized gain (loss)	6,257,262	17,637,656
Change in net unrealized appreciation (depreciation)	(6,549,616)	13,820,900
Net increase (decrease) in net assets resulting from operations	696,803	31,869,930

Distributions to Shareholders
From net investment income	(604,943)	(494,062)
From net realized gains	(11,273,310)	—
Decrease in net assets from distributions	(11,878,253)	(494,062)

Capital Share Transactions
Proceeds from shares sold	50,747,672	31,205,113
Proceeds from reinvestment of distributions	11,878,253	494,062
Payments for shares redeemed	(5,581,048)	(7,935,726)
Net increase (decrease) in net assets from capital share transactions	57,044,877	23,763,449

Net increase (decrease) in net assets	45,863,427	55,139,317

Net Assets
Beginning of period	131,572,209	76,432,892
End of period	$177,435,636	$131,572,209

Undistributed net investment income	$363,202	—

Transactions in Shares of the Fund
Sold	6,219,375	3,982,369
Issued in reinvestment of distributions	1,570,029	59,864
Redeemed	(677,031)	(995,671)
Net increase (decrease) in shares of the fund	7,112,373	3,046,562

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of smaller-capitalization U.S. companies. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

21

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for each class for the year ended June 30, 2012 was 0.68%.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $172,213,420 and $125,263,099, respectively.

22

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$176,050,423	—	—
Temporary Cash Investments	580,791	$1,766,201	—
Total Value of Investment Securities	$176,631,214	$1,766,201	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2012, the effect of equity price risk derivative instruments on the Statement of Operations was $(51,251) in net realized gain (loss) on futures contract transactions.

23

7. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$604,943	$442,084
Long-term capital gains	$11,273,310	$51,978

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$165,745,912
Gross tax appreciation of investments	$20,184,993
Gross tax depreciation of investments	(7,533,490)
Net tax appreciation (depreciation) of investments	$12,651,503
Undistributed ordinary income	$363,202
Accumulated long-term gains	$5,109,016

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$9.17	0.06(2)	(0.23)	(0.17)	(0.03)	(0.70)	(0.73)	$8.27	(0.98)%	0.68%	0.67%	86%	$177,436
2011	$6.76	0.03(2)	2.42	2.45	(0.04)	—	(0.04)	$9.17	36.29%	0.69%	0.38%	93%	$131,572
2010	$5.50	0.02(2)	1.27	1.29	(0.03)	—	(0.03)	$6.76	23.50%	0.69%	0.34%	78%	$76,433
2009	$8.60	0.03(2)	(3.11)	(3.08)	(0.02)	—	(0.02)	$5.50	(35.83)%	0.70%	0.56%	110%	$47,041
2008	$10.65	0.03	(2.05)	(2.02)	(0.03)	—	(0.03)	$8.60	(18.98)%	0.67%	0.29%	143%	$28,178

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the NT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

26

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

31

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $604,943, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $11,273,310, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2012.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75847   1208

ANNUAL REPORT                 JUNE 30, 2012

Income & Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	4.75%	-1.81%	4.73%	9.27%	12/17/90
S&P 500 Index	—	5.45%	0.22%	5.33%	9.04%(1)	—
Institutional Class	AMGIX	4.96%	-1.62%	4.94%	4.20%	1/28/98
A Class(2) No sales charge* With sales charge*	AMADX	4.46% -1.56%	-2.06% -3.21%	4.47% 3.85%	3.79% 3.36%	12/15/97
C Class	ACGCX	3.73%	-2.78%	3.70%	1.83%	6/28/01
R Class	AICRX	4.19%	-2.30%	—	4.46%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/90, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.69%	0.49%	0.94%	1.69%	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 4.75%* for the fiscal year ended June 30, 2012, compared with the 5.45% return of its benchmark, the S&P 500 Index.

In an up-and-down period for the U.S. stock market (see page 3 for details), Income & Growth posted a solid gain for the 12 months but trailed the S&P 500. The fund’s tilt toward value was a detractor from performance versus the index as value stocks lagged growth issues by a notable margin in the large-cap segment of the equity market.

Absolute Performance Driven by Consumer Staples and Health Care

Income & Growth’s absolute return for the 12 months was driven primarily by strong returns in the more-defensive consumer staples and health care sectors, both of which generated double-digit gains. The leading contributors in the consumer staples sector included tobacco company Philip Morris International and beverage maker Constellation Brands. In the health care sector, drug makers Pfizer and Abbott Laboratories were the best contributors.

The fund’s holdings in the telecommunication services sector also fared well. Although telecom services is one of the smallest sector weightings in the portfolio, it gained more than 20% for the reporting period. Top contributors included diversified telecom providers Verizon Communications and AT&T, both of which were among the fund’s top 10 individual contributors to absolute performance.

The only two sectors in the portfolio to decline for the 12-month period were the industrials and energy sectors. Notable detractors included oil and gas producer Murphy Oil and drilling services provider Transocean in the energy sector, and defense contractor United Technologies and machinery manufacturer Eaton in the industrials sector. The fund’s holdings in the materials sector were fractionally positive for the reporting period, held back by mining company Freeport-McMoRan Copper & Gold, which was the fund’s largest detractor from absolute performance.

Technology and Industrials Underperformed

Looking at performance versus the S&P 500, the fund’s holdings in the information technology and industrials sectors contributed the most to its underperformance of the index for the 12 months. Stock selection among IT services providers and communications equipment makers had the biggest negative impact in the information technology sector.

The most significant decision adversely affecting performance versus the index during the period was an underweight position in consumer electronics maker Apple. On average, Apple was the fund’s second-largest holding for the 12 months, but it comprised an even larger percentage of the S&P 500. Apple rallied sharply during the period thanks to strong sales of its iPhone and iPad products.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Other notable detractors in the technology sector included IT services provider Computer Sciences, which faced write-offs after losing a significant client, and electronic components maker Vishay Intertechnology, which reported disappointing earnings as sales volumes fell and profit margins narrowed.

In the industrials sector, stock selection among aerospace and defense contractors, as well as an overweight position in construction and engineering companies, detracted the most. The most significant individual detractors in this sector included engine maker Cummins, which fell as overseas demand declined, and defense contractor United Technologies, which struggled with reduced government spending on defense.

Energy and Health Care Outperformed

On the positive side, the fund’s holdings in the energy and health care sectors outperformed their counterparts in the S&P 500 for the 12-month period. Stock selection and an underweight position in energy equipment and services was the key behind the outperformance in the energy sector. In particular, underweight positions in energy equipment and services stocks Schlumberger and Halliburton added the most value as declining oil prices led to lower demand for their services.

In the health care sector, the fund’s holdings among drug makers and health care providers produced the bulk of the outperformance. Top contributors included pharmaceutical company Eli Lilly, which benefited from promising developments on a new Alzheimer’s medication, and biotechnology firm Amgen, which made a number of favorable acquisitions during the period.

Overall, five of the six top relative performance contributors in the portfolio were underweight positions in weaker-performing stocks. Along with Schlumberger, these included diversified technology company Hewlett-Packard, gold producer Newmont Mining, and financial services firms Bank of America and Citigroup.

The best-performing overweight positions in the portfolio included apparel maker VF Corp. and home improvement retailer Home Depot. VF reported better-than-expected earnings and completed the acquisition of footwear maker Timberland, while Home Depot benefited from growing do-it-yourself home improvement activity.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	3.6%
Exxon Mobil Corp.	3.4%
Microsoft Corp.	2.6%
Chevron Corp.	2.5%
International Business Machines Corp.	2.4%
AT&T, Inc.	2.2%
Philip Morris International, Inc.	2.1%
Wells Fargo & Co.	2.0%
Pfizer, Inc.	2.0%
JPMorgan Chase & Co.	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.7%
Pharmaceuticals	7.7%
Insurance	5.1%
Computers and Peripherals	4.9%
Software	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.8%
Foreign Common Stocks(1)	7.3%
Total Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—(2)
(1)Includes depositary shares, dual listed securities and foreign ordinary shares. (2)Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,088.50	$3.53	0.68%
Institutional Class	$1,000	$1,089.80	$2.49	0.48%
A Class	$1,000	$1,087.40	$4.83	0.93%
C Class	$1,000	$1,083.40	$8.70	1.68%
R Class	$1,000	$1,085.60	$6.12	1.18%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%
Institutional Class	$1,000	$1,022.48	$2.41	0.48%
A Class	$1,000	$1,020.24	$4.67	0.93%
C Class	$1,000	$1,016.51	$8.42	1.68%
R Class	$1,000	$1,019.00	$5.92	1.18%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 99.1%
AEROSPACE AND DEFENSE — 3.6%
General Dynamics Corp.	199,468	$13,156,909
L-3 Communications Holdings, Inc.	67,559	5,000,042
Northrop Grumman Corp.	249,867	15,939,016
Raytheon Co.	22,019	1,246,055
United Technologies Corp.	264,821	20,001,930
		55,343,952
AIR FREIGHT AND LOGISTICS — 1.9%
FedEx Corp.	168,695	15,454,149
United Parcel Service, Inc., Class B	177,273	13,962,021
		29,416,170
AUTOMOBILES — 0.7%
General Motors Co.(1)	504,734	9,953,354
BEVERAGES — 1.9%
Coca-Cola Co. (The)	106,376	8,317,539
Constellation Brands, Inc., Class A(1)	621,485	16,817,384
Dr Pepper Snapple Group, Inc.	71,503	3,128,256
PepsiCo, Inc.	15,631	1,104,487
		29,367,666
BIOTECHNOLOGY — 1.5%
Amgen, Inc.	273,987	20,012,011
Biogen Idec, Inc.(1)	6,211	896,744
Celgene Corp.(1)	27,015	1,733,282
		22,642,037
CAPITAL MARKETS — 0.2%
Bank of New York Mellon Corp. (The)	166,308	3,650,461
CHEMICALS — 2.8%
CF Industries Holdings, Inc.	78,963	15,298,291
Monsanto Co.	198,847	16,460,555
PPG Industries, Inc.	97,381	10,334,072
		42,092,918
COMMERCIAL BANKS — 3.9%
Bank of Montreal	120,511	6,659,438
BB&T Corp.	169,354	5,224,571
U.S. Bancorp	549,101	17,659,088
Wells Fargo & Co.	891,271	29,804,102
		59,347,199
COMMUNICATIONS EQUIPMENT — 0.5%
Cisco Systems, Inc.	127,549	2,190,016
Research In Motion Ltd.(1)	724,274	5,352,385
		7,542,401
COMPUTERS AND PERIPHERALS — 4.9%
Apple, Inc.(1)	93,880	54,825,920
Dell, Inc.(1)	56,014	701,295
Seagate Technology plc	340,365	8,417,227
Western Digital Corp.(1)	321,702	9,805,477
		73,749,919
CONSTRUCTION AND ENGINEERING — 0.9%
Chicago Bridge & Iron Co. NV New York Shares	174,441	6,621,780
URS Corp.	209,321	7,301,117
		13,922,897
CONSUMER FINANCE — 1.4%
American Express Co.	144,417	8,406,514
Cash America International, Inc.	274,281	12,079,335
		20,485,849
DIVERSIFIED CONSUMER SERVICES — 0.3%
H&R Block, Inc.	163,722	2,616,278
ITT Educational Services, Inc.(1)	26,535	1,612,001
		4,228,279
DIVERSIFIED FINANCIAL SERVICES — 2.1%
Bank of America Corp.	219,258	1,793,530
JPMorgan Chase & Co.	799,373	28,561,597
NASDAQ OMX Group, Inc. (The)	45,692	1,035,838
		31,390,965
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.0%
AT&T, Inc.	928,989	33,127,748
Verizon Communications, Inc.	629,403	27,970,669
		61,098,417
ELECTRIC UTILITIES — 1.3%
American Electric Power Co., Inc.	194,873	7,775,433
FirstEnergy Corp.	250,361	12,315,257
		20,090,690
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Molex, Inc.	120,444	2,883,429
TE Connectivity Ltd.	93,556	2,985,372
Tech Data Corp.(1)	33,603	1,618,657
		7,487,458
ENERGY EQUIPMENT AND SERVICES — 1.0%
Helix Energy Solutions Group, Inc.(1)	677,563	11,118,809
National Oilwell Varco, Inc.	71,253	4,591,543
		15,710,352

11

Shares	Value
FOOD AND STAPLES RETAILING — 1.2%
CVS Caremark Corp.	140,131	$6,548,322
SUPERVALU, Inc.	1,880,662	9,741,829
Wal-Mart Stores, Inc.	33,983	2,369,295
		18,659,446
FOOD PRODUCTS — 3.3%
Archer-Daniels-Midland Co.	483,351	14,268,521
Bunge Ltd.	119,493	7,496,991
Campbell Soup Co.	114,774	3,831,156
ConAgra Foods, Inc.	467,101	12,111,929
Smithfield Foods, Inc.(1)	20,404	441,339
Tyson Foods, Inc., Class A	666,379	12,547,917
		50,697,853
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.8%
Becton, Dickinson and Co.	82,061	6,134,060
Covidien plc	26,789	1,433,211
Medtronic, Inc.	33,312	1,290,174
St. Jude Medical, Inc.	5,816	232,117
Zimmer Holdings, Inc.	53,337	3,432,769
		12,522,331
HEALTH CARE PROVIDERS AND SERVICES — 2.8%
Humana, Inc.	171,301	13,265,550
McKesson Corp.	50,153	4,701,844
UnitedHealth Group, Inc.	341,546	19,980,441
WellPoint, Inc.	76,717	4,893,777
		42,841,612
HOTELS, RESTAURANTS AND LEISURE — 0.5%
Brinker International, Inc.	98,043	3,124,630
McDonald’s Corp.	35,379	3,132,103
Yum! Brands, Inc.	25,921	1,669,831
		7,926,564
HOUSEHOLD DURABLES — 0.4%
Garmin Ltd.	169,795	6,501,451
HOUSEHOLD PRODUCTS — 1.4%
Kimberly-Clark Corp.	139,034	11,646,878
Procter & Gamble Co. (The)	146,879	8,996,339
		20,643,217
INDUSTRIAL CONGLOMERATES — 1.1%
General Electric Co.	700,529	14,599,024
Tyco International Ltd.	40,082	2,118,334
		16,717,358
INSURANCE — 5.1%
ACE Ltd.	193,722	14,360,612
Allied World Assurance Co. Holdings AG	149,707	11,897,215
American Financial Group, Inc.	237,769	9,327,678
Assured Guaranty Ltd.	54,342	766,222
Berkshire Hathaway, Inc., Class B(1)	61,019	5,084,713
CNA Financial Corp.	10,840	300,485
Everest Re Group Ltd.	54,904	5,682,015
Loews Corp.	37,004	1,513,834
Marsh & McLennan Cos., Inc.	29,051	936,314
Principal Financial Group, Inc.	536,888	14,082,572
Prudential Financial, Inc.	295,917	14,331,260
		78,282,920
INTERNET SOFTWARE AND SERVICES — 1.8%
AOL, Inc.(1)	152,251	4,275,208
Google, Inc., Class A(1)	39,026	22,637,812
		26,913,020
IT SERVICES — 4.5%
Accenture plc, Class A	205,794	12,366,162
Computer Sciences Corp.	340,609	8,453,915
International Business Machines Corp.	186,343	36,444,964
SAIC, Inc.	481,846	5,839,974
Visa, Inc., Class A	37,786	4,671,483
		67,776,498
MACHINERY — 1.9%
Cummins, Inc.	145,370	14,087,806
Parker-Hannifin Corp.	168,276	12,937,059
Sauer-Danfoss, Inc.	46,618	1,628,367
		28,653,232
MEDIA — 3.8%
CBS Corp., Class B	457,186	14,986,557
Comcast Corp., Class A	745,475	23,832,836
Regal Entertainment Group, Class A	705,040	9,701,350
Time Warner, Inc.	247,184	9,516,584
		58,037,327
METALS AND MINING — 1.7%
Coeur d’Alene Mines Corp.(1)	312,613	5,489,484
Freeport-McMoRan Copper & Gold, Inc.	267,070	9,099,075
Teck Resources Ltd.	375,954	11,632,017
		26,220,576
MULTI-UTILITIES — 1.4%
Ameren Corp.	101,054	3,389,351
Consolidated Edison, Inc.	68,659	4,269,903
Public Service Enterprise Group, Inc.	415,346	13,498,745
		21,157,999
MULTILINE RETAIL — 1.4%
Dillard’s, Inc., Class A	146,042	9,299,955
Macy’s, Inc.	358,541	12,315,883
		21,615,838

12

Shares	Value
OIL, GAS AND CONSUMABLE FUELS — 10.7%
Apache Corp.	23,009	$2,022,261
Chevron Corp.	364,990	38,506,445
ConocoPhillips	380,263	21,249,097
Energy XXI Bermuda Ltd.	329,122	10,298,227
Exxon Mobil Corp.	600,697	51,401,642
Marathon Oil Corp.	162,636	4,158,603
Marathon Petroleum Corp.	231,745	10,409,986
Occidental Petroleum Corp.	128,694	11,038,084
Phillips 66(1)	76,408	2,539,802
Suncor Energy, Inc.	31,057	899,100
Valero Energy Corp.	436,988	10,553,260
		163,076,507
PAPER AND FOREST PRODUCTS — 0.2%
Domtar Corp.	40,878	3,135,751
PERSONAL PRODUCTS†
Nu Skin Enterprises, Inc., Class A	8,246	386,737
PHARMACEUTICALS — 7.7%
Abbott Laboratories	412,613	26,601,160
Eli Lilly & Co.	445,968	19,136,487
Johnson & Johnson	421,840	28,499,510
Merck & Co., Inc.	324,366	13,542,281
Pfizer, Inc.	1,295,114	29,787,622
		117,567,060
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
American Tower Corp.	31,510	2,202,864
Entertainment Properties Trust	32,982	1,355,890
Post Properties, Inc.	48,006	2,349,894
Public Storage	23,637	3,413,419
Simon Property Group, Inc.	49,282	7,671,236
		16,993,303
ROAD AND RAIL — 0.1%
Norfolk Southern Corp.	6,423	460,979
Union Pacific Corp.	3,477	414,841
		875,820
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Applied Materials, Inc.	448,588	5,140,818
Intel Corp.	1,067,626	28,452,233
KLA-Tencor Corp.	51,588	2,540,709
Lam Research Corp.(1)	98,474	3,716,409
		39,850,169
SOFTWARE — 4.6%
Activision Blizzard, Inc.	863,902	10,358,185
Microsoft Corp.	1,313,899	40,192,170
Oracle Corp.	282,971	8,404,239
Symantec Corp.(1)	649,193	9,484,710
Synopsys, Inc.(1)	26,687	785,398
		69,224,702
SPECIALTY RETAIL — 3.5%
Best Buy Co., Inc.	602,303	12,624,271
Foot Locker, Inc.	304,087	9,298,980
GameStop Corp., Class A	436,891	8,021,319
Home Depot, Inc. (The)	429,387	22,753,217
PetSmart, Inc.	16,526	1,126,743
		53,824,530
TOBACCO — 2.1%
Philip Morris International, Inc.	360,912	31,493,181
TOTAL COMMON STOCKS (Cost $1,160,919,797)		1,509,115,986
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch., (collateralized by various U.S. Treasury obligations, 1.50% – 4.00%, 2/15/15 – 6/30/16, valued at $4,389,654), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $4,306,054)		4,306,018
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $4,403,300), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $4,306,054)		4,306,018
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $1,096,565), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $1,076,509)		1,076,504
SSgA U.S. Government Money Market Fund	3,772,077	3,772,077
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,460,617)		13,460,617
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,174,380,414)		1,522,576,603
OTHER ASSETS AND LIABILITIES†		396,246
TOTAL NET ASSETS — 100.0%		$1,522,972,849

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $1,174,380,414)	$1,522,576,603
Cash	76,408
Receivable for capital shares sold	545,305
Dividends and interest receivable	1,604,113
1,524,802,429

Liabilities
Payable for capital shares redeemed	1,000,818
Accrued management fees	804,266
Distribution and service fees payable	24,496
1,829,580

Net Assets	$1,522,972,849

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,599,019,074
Undistributed net investment income	1,276,101
Accumulated net realized loss	(425,519,354)
Net unrealized appreciation	348,197,028
$1,522,972,849

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,306,254,237	49,687,139	$26.29
Institutional Class, $0.01 Par Value	$97,809,214	3,717,417	$26.31
A Class, $0.01 Par Value	$116,762,308	4,445,695	$26.26	*
C Class, $0.01 Par Value	$1,150,547	43,867	$26.23
R Class, $0.01 Par Value	$996,543	37,913	$26.28
*Maximum offering price $27.86 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $52,089)	$36,342,680
Interest	7,931
36,350,611

Expenses:
Management fees	9,960,558
Distribution and service fees:
A Class	286,612
B Class	259
C Class	9,720
R Class	3,237
Directors’ fees and expenses	83,346
10,343,732

Net investment income (loss)	26,006,879

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	61,124,293
Futures contract transactions	113,445
Foreign currency transactions	(3,685)
61,234,053

Change in net unrealized appreciation (depreciation) on:
Investments	(22,981,327)
Translation of assets and liabilities in foreign currencies	839
(22,980,488)

Net realized and unrealized gain (loss)	38,253,565

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,260,444

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$26,006,879	$24,796,556
Net realized gain (loss)	61,234,053	120,379,628
Change in net unrealized appreciation (depreciation)	(22,980,488)	287,256,696
Net increase (decrease) in net assets resulting from operations	64,260,444	432,432,880

Distributions to Shareholders
From net investment income:
Investor Class	(22,166,360)	(18,759,820)
Institutional Class	(2,131,405)	(2,729,719)
A Class	(1,703,017)	(1,546,359)
B Class	(171)	(416)
C Class	(7,366)	(4,216)
R Class	(8,302)	(3,766)
Decrease in net assets from distributions	(26,016,621)	(23,044,296)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(126,126,611)	(350,165,245)

Net increase (decrease) in net assets	(87,882,788)	59,223,339

Net Assets
Beginning of period	1,610,855,637	1,551,632,298
End of period	$1,522,972,849	$1,610,855,637

Undistributed net investment income	$1,276,101	$1,379,089

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in common stocks of large capitalization, publicly-traded U.S. companies.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

17

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 0.68% for the Investor Class, A Class, C Class and R Class and 0.48% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $785,606,360 and $888,133,304, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		330,000,000
Sold	3,224,252	$81,186,437	4,055,282	$97,373,445
Issued in reinvestment of distributions	857,331	21,323,146	744,626	17,595,330
Redeemed	(7,326,884)	(182,293,645)	(13,602,049)	(318,927,646)
	(3,245,301)	(79,784,062)	(8,802,141)	(203,958,871)
Institutional Class/Shares Authorized	75,000,000		100,000,000
Sold	722,826	18,132,028	1,035,106	23,919,025
Issued in reinvestment of distributions	74,524	1,845,822	106,317	2,484,050
Redeemed	(2,106,105)	(52,366,864)	(6,027,443)	(142,584,805)
	(1,308,755)	(32,389,014)	(4,886,020)	(116,181,730)
A Class/Shares Authorized	75,000,000		100,000,000
Sold	735,867	18,374,764	651,825	15,543,996
Issued in reinvestment of distributions	67,472	1,676,653	64,037	1,510,238
Redeemed	(1,410,073)	(34,585,102)	(2,006,731)	(47,042,494)
	(606,734)	(14,533,685)	(1,290,869)	(29,988,260)
B Class/Shares Authorized	N/A		10,000,000
Sold	—	—	590	13,970
Issued in reinvestment of distributions	7	171	17	399
Redeemed	(3,650)	(87,522)	(953)	(23,596)
	(3,643)	(87,351)	(346)	(9,227)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	14,803	378,581	13,080	312,515
Issued in reinvestment of distributions	204	5,057	137	3,243
Redeemed	(7,752)	(191,694)	(20,124)	(482,602)
	7,255	191,944	(6,907)	(166,844)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	27,268	700,916	14,111	338,455
Issued in reinvestment of distributions	221	5,575	91	2,158
Redeemed	(9,405)	(230,934)	(8,403)	(200,926)
	18,084	475,557	5,799	139,687
Net increase (decrease)	(5,139,094)	$(126,126,611)	(14,980,484)	$(350,165,245)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,397,989,467	—	—
Foreign Common Stocks	111,126,519	—	—
Temporary Cash Investments	3,772,077	$9,688,540	—
Total Value of Investment Securities	$1,512,888,063	$9,688,540	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2012, the effect of equity price risk derivative instruments on the Statement of Operations was $113,445 in net realized gain (loss) on futures contract transactions.

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$26,016,621	$23,044,296
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,178,355,510
Gross tax appreciation of investments	$383,244,012
Gross tax depreciation of investments	(39,022,919)
Net tax appreciation (depreciation) of investments	$344,221,093
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$839
Net tax appreciation (depreciation)	$344,221,932
Undistributed ordinary income	$1,276,101
Accumulated short-term capital losses	$(421,544,258)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(65,970,006) and $(355,574,252) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total Fro Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$25.54	0.43	0.76	1.19	(0.44)	—	(0.44)	$26.29	4.75%	0.68%	1.73%	53%	$1,306,254
2011	$19.88	0.36	5.64	6.00	(0.34)	—	(0.34)	$25.54	30.31%	0.69%	1.52%	42%	$1,351,936
2010	$18.03	0.33	1.85	2.18	(0.33)	—	(0.33)	$19.88	11.99%	0.70%	1.58%	45%	$1,227,234
2009	$25.32	0.44	(7.20)	(6.76)	(0.53)	—	(0.53)	$18.03	(26.76)%	0.70%	2.27%	49%	$1,281,418
2008	$35.04	0.47	(6.54)	(6.07)	(0.36)	(3.29)	(3.65)	$25.32	(18.48)%	0.68%	1.53%	57%	$2,078,333
Institutional Class
2012	$25.56	0.48	0.76	1.24	(0.49)	—	(0.49)	$26.31	4.96%	0.48%	1.93%	53%	$97,809
2011	$19.89	0.40	5.66	6.06	(0.39)	—	(0.39)	$25.56	30.61%	0.49%	1.72%	42%	$128,468
2010	$18.04	0.38	1.85	2.23	(0.38)	—	(0.38)	$19.89	12.20%	0.50%	1.78%	45%	$197,196
2009	$25.35	0.48	(7.21)	(6.73)	(0.58)	—	(0.58)	$18.04	(26.63)%	0.50%	2.47%	49%	$268,346
2008	$35.06	0.52	(6.53)	(6.01)	(0.41)	(3.29)	(3.70)	$25.35	(18.32)%	0.48%	1.73%	57%	$538,656
A Class(3)
2012	$25.52	0.37	0.74	1.11	(0.37)	—	(0.37)	$26.26	4.46%	0.93%	1.48%	53%	$116,762
2011	$19.86	0.30	5.64	5.94	(0.28)	—	(0.28)	$25.52	30.02%	0.94%	1.27%	42%	$128,920
2010	$18.01	0.28	1.85	2.13	(0.28)	—	(0.28)	$19.86	11.72%	0.95%	1.33%	45%	$125,981
2009	$25.28	0.40	(7.20)	(6.80)	(0.47)	—	(0.47)	$18.01	(26.95)%	0.95%	2.02%	49%	$182,331
2008	$35.01	0.39	(6.53)	(6.14)	(0.30)	(3.29)	(3.59)	$25.28	(18.68)%	0.93%	1.28%	57%	$361,500

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total Fro Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$25.48	0.18	0.76	0.94	(0.19)	—	(0.19)	$26.23	3.73%	1.68%	0.73%	53%	$1,151
2011	$19.83	0.12	5.63	5.75	(0.10)	—	(0.10)	$25.48	29.04%	1.69%	0.52%	42%	$933
2010	$17.99	0.12	1.84	1.96	(0.12)	—	(0.12)	$19.83	10.85%	1.70%	0.58%	45%	$863
2009	$25.20	0.24	(7.17)	(6.93)	(0.28)	—	(0.28)	$17.99	(27.48)%	1.70%	1.27%	49%	$815
2008	$34.98	0.16	(6.51)	(6.35)	(0.14)	(3.29)	(3.43)	$25.20	(19.31)%	1.68%	0.53%	57%	$1,176
R Class
2012	$25.54	0.31	0.74	1.05	(0.31)	—	(0.31)	$26.28	4.19%	1.18%	1.23%	53%	$997
2011	$19.87	0.24	5.65	5.89	(0.22)	—	(0.22)	$25.54	29.73%	1.19%	1.02%	42%	$506
2010	$18.03	0.23	1.84	2.07	(0.23)	—	(0.23)	$19.87	11.38%	1.20%	1.08%	45%	$279
2009	$25.29	0.36	(7.21)	(6.85)	(0.41)	—	(0.41)	$18.03	(27.13)%	1.20%	1.77%	49%	$176
2008	$35.04	0.32	(6.53)	(6.21)	(0.25)	(3.29)	(3.54)	$25.29	(18.88)%	1.18%	1.03%	57%	$546

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

25

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement

30

approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $26,016,621, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75840   1208

ANNUAL REPORT                     JUNE 30, 2012

NT Core Equity Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Statement of Cash Flows	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the shortened reporting period from the fund’s inception on December 1, 2011, to June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

First Four Months Outweighed Final Three

If you wanted to “cherry-pick” a time period during the past 12 months that would show positive returns across most asset classes, you couldn’t have done much better than the seven months ended June 30, 2012. Even international stocks, which struggled during much of the last half of 2011 and the first half of 2012, managed small positive benchmark returns for the seven-month period.

Most of the positive equity performance for this abbreviated reporting period occurred during December 2011 and the first quarter of 2012, when investors were still optimistic about global economic growth prospects in 2012. European policymakers also raised hopes about a solution to the European sovereign debt crisis by committing more liquidity to the financial system. But that optimism faded in the second quarter of 2012, as economic data rolled over and financial problems in Europe persisted. Assets perceived to be “safe-haven” investments rallied during the second quarter, while riskier assets, including most stocks, lagged or declined.

Unfortunately, the instability that helped trigger flight-to-quality trading in the second quarter of 2012 remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Advanced

The U.S. stock market rallied broadly during the period from December 1, 2011, to June 30, 2012, though stocks faced some volatility along the way. Stocks generally rose from the beginning of the period through the end of March 2012 as signs of improving economic activity emerged. In particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years.

Another positive factor was better news regarding Europe’s ongoing sovereign debt problems, which had taken a turn for the worse during the summer and fall of 2011. As the contagion spread to larger, fiscally troubled European countries such as Italy and Spain, the European Central Bank took steps to ease the crisis by providing long-term financing to the debt markets and support for the Continent’s banking sector.

Stocks gave back some gains during the last three months of the period as evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and faltering banks in Spain—weighed on investor confidence. Although the broad equity indices rebounded in the period’s final month amid some positive news out of Europe, it was not enough to offset the declines from April and May.

Large-Cap Stocks Outperformed

For the reporting period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 10–11%. As the table below illustrates, large- and small-cap stocks outpaced mid-cap issues, while value shares outperformed growth-oriented stocks across all market capitalizations.

From a sector perspective, six of the ten market sectors posted double-digit gains for the reporting period, led by telecommunication services (which gained more than 20% as a group), consumer discretionary, and financials. On the downside, the only sector to decline for the reporting period was energy, which reflected a broad decline in commodity prices, including a 15% drop in the price of oil.

U.S. Stock Index Returns
From December 1, 2011 through June 30, 2012*
Russell 1000 Index (Large-Cap)	10.51%	Russell 2000 Index (Small-Cap)	10.24%
Russell 1000 Growth Index	9.68%	Russell 2000 Growth Index	9.37%
Russell 1000 Value Index	11.35%	Russell 2000 Value Index	11.12%
Russell Midcap Index	8.08%
Russell Midcap Growth Index	6.55%
Russell Midcap Value Index	9.54%

*Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of June 30, 2012
	Ticker Symbol	Since Inception(1)	Inception Date
Institutional Class	ACNKX	9.55%	12/1/11
S&P 500 Index	—	10.61%(2)	—

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 11/30/11, the date nearest Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

*	From 12/1/11, the Institutional Class’s inception date. Index data from 11/30/11, the date nearest Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.87%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk, leverage risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Claudia Musat

Performance Summary

NT Core Equity Plus returned 9.55%* from the fund’s inception date on December 1, 2011, through June 30, 2012, compared with the 10.61% return of its benchmark, the S&P 500 Index, from November 30, 2011 through June 30, 2012.

The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. For the reporting period, NT Core Equity Plus posted a solid gain but underperformed the S&P 500. Stock selection was the primary factor behind the underperformance of the index.

Absolute Performance Driven by Technology and Consumer Discretionary

The fund’s absolute return of more than 9% for the reporting period was driven primarily by strong returns in the information technology and consumer discretionary sectors. Four of the fund’s top 11 contributors to absolute performance came from the information technology sector, while three of the top 11 contributors to absolute performance came from the consumer discretionary sector. The fund’s holdings in the energy and financials sectors also fared well during the period.

The weaker-performing sectors in the portfolio for the reporting period were the industrials and utilities sectors. Short positions had the most significant negative impact on absolute performance; eight of the fund’s ten biggest detractors from absolute performance were short positions.

Financials and Health Care Detracted from Relative Results

Looking at performance versus the S&P 500, the fund’s holdings in the financials and health care sectors contributed the most to its underperformance of the index for the 7 months. The most significant detractor in the financials sector was a short position in insurer MBIA. The company rallied during the period as its investment-grade credit rating was affirmed and it settled litigation related to its 2009 reorganization. Other notable detractors among the portfolio’s financial stocks included overweight positions in brokerage firm Investment Technology Group, which reported disappointing earnings resulting from weak institutional trading, and pawn shop operator Cash America International, which faced a slowdown in consumer demand.

In the health care sector, noteworthy detractors included short positions in pharmacy benefits manager Catalyst Health Solutions and biotechnology firm Human Genome Sciences. Both companies received takeover offers during the reporting period, boosting their respective stock prices.

* Total returns for periods less than one year are not annualized.

5

Other significant detractors in the portfolio included overweight positions in specialty mattress maker Tempur-Pedic International and mining company Coeur d’Alene Mines, as well as a short position in data center services provider Equinix. Tempur-Pedic declined sharply as increased price competition led the company to reduce its 2012 profit forecast; Coeur d’Alene Mines struggled with declining prices for silver and other commodities; and Equinix was a beneficiary of the trend toward cloud computing.

Technology and Energy Added Value

On the positive side, the fund’s holdings in the information technology and energy sectors contributed favorably to results versus the index for the reporting period. Short positions in solar products maker First Solar and semiconductor manufacturer MEMC Electronic Materials contributed the most to the outperformance in the information technology sector. Both companies were adversely affected by a sharp decline in demand for solar power installations. Overweight positions in online services provider AOL and disk drive maker Seagate Technology also added value.

In the energy sector, the best investment decisions were a short position in coal producer Alpha Natural Resources and an overweight position in oil refiner Western Refining. Declining energy prices had a divergent impact on the two companies—Western Refining benefited from increased production and higher profit margins, while declining domestic demand and falling coal prices weighed on profitability for Alpha Natural Resources.

Other top contributors to performance versus the S&P 500 included an overweight position in restaurant chain P.F. Chang’s China Bistro and short positions in mining company Thompson Creek Metals and electrical equipment manufacturer GrafTech International. P.F. Chang’s rallied after being acquired by a private equity firm. Thompson Creek Metals struggled with higher-than-expected costs, while GrafTech suffered from its meaningful exposure to the steel industry, which experienced declining demand and prices.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2012
Top Ten Long Holdings	% of net assets
Apple, Inc.	3.49%
Exxon Mobil Corp.	3.44%
Chevron Corp.	2.29%
Pfizer, Inc.	2.04%
International Business Machines Corp.	1.74%
JPMorgan Chase & Co.	1.71%
Merck & Co., Inc.	1.71%
Verizon Communications, Inc.	1.66%
Oracle Corp.	1.62%
Abbott Laboratories	1.57%

Top Five Short Holdings	% of net assets
Textainer Group Holdings Ltd.	(0.77)%
First Solar, Inc.	(0.73)%
Neogen Corp.	(0.73)%
MBIA, Inc.	(0.73)%
EXCO Resources, Inc.	(0.72)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.2%
Common Stocks Sold Short	(29.7)%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	1.8%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,089.60	$9.87	1.90%
Hypothetical
Institutional Class	$1,000	$1,015.42	$9.52	1.90%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 127.2%
AEROSPACE AND DEFENSE — 2.5%
Boeing Co. (The)	1,003	$74,523
Huntington Ingalls Industries, Inc.(1)	3,726	149,934
Northrop Grumman Corp.(2)	22,374	1,427,238
Teledyne Technologies, Inc.(1)	2,922	180,141
Textron, Inc.(2)	33,012	821,008
United Technologies Corp.(2)	26,333	1,988,932
		4,641,776
AIR FREIGHT AND LOGISTICS — 2.1%
FedEx Corp.	17,799	1,630,566
United Parcel Service, Inc., Class B(2)	30,150	2,374,614
		4,005,180
AUTO COMPONENTS — 0.1%
Lear Corp.(2)	3,006	113,416
BEVERAGES — 2.5%
Boston Beer Co., Inc., Class A(1)(2)	8,051	974,171
Coca-Cola Co. (The)(2)	18,717	1,463,482
Constellation Brands, Inc., Class A(1)(2)	55,943	1,513,818
Monster Beverage Corp.(1)	5,909	420,721
PepsiCo, Inc.(2)	4,453	314,649
		4,686,841
BIOTECHNOLOGY — 3.1%
Amgen, Inc.(2)	19,503	1,424,499
Biogen Idec, Inc.(1)(2)	7,419	1,071,155
Celgene Corp.(1)(2)	13,865	889,578
Gilead Sciences, Inc.(1)(2)	20,854	1,069,393
Momenta Pharmaceuticals, Inc.(1)(2)	25,776	348,492
Pharmacyclics, Inc.(1)	11,485	627,196
United Therapeutics Corp.(1)(2)	9,413	464,814
		5,895,127
CAPITAL MARKETS — 0.9%
Affiliated Managers Group, Inc.(1)	4,350	476,108
BlackRock, Inc.	493	83,721
Investment Technology Group, Inc.(1)(2)	82,949	763,131
T. Rowe Price Group, Inc.(2)	5,614	353,457
		1,676,417
CHEMICALS — 3.7%
CF Industries Holdings, Inc.(2)	8,959	1,735,717
LyondellBasell Industries NV, Class A	7,010	$282,293
Monsanto Co.(2)	25,039	2,072,728
NewMarket Corp.	6,042	1,308,697
PPG Industries, Inc.(2)	15,730	1,669,268
		7,068,703
COMMERCIAL BANKS — 3.3%
Bank of Montreal(2)	22,543	1,245,726
BB&T Corp.	12,955	399,662
CapitalSource, Inc.	105,259	707,340
U.S. Bancorp(2)	69,106	2,222,449
Wells Fargo & Co.(2)	48,074	1,607,595
		6,182,772
COMMUNICATIONS EQUIPMENT — 2.3%
Arris Group, Inc.(1)(2)	73,986	1,029,145
Brocade Communications Systems, Inc.(1)(2)	266,281	1,312,765
Cisco Systems, Inc.(2)	71,466	1,227,071
Motorola Solutions, Inc.(2)	2,969	142,839
QUALCOMM, Inc.(2)	12,932	720,054
		4,431,874
COMPUTERS AND PERIPHERALS — 4.6%
Apple, Inc.(1)(2)	11,266	6,579,344
EMC Corp.(1)(2)	45,906	1,176,571
Seagate Technology plc(2)	38,353	948,469
		8,704,384
CONSTRUCTION AND ENGINEERING — 1.3%
Chicago Bridge & Iron Co. NV New York Shares(2)	31,608	1,199,840
Granite Construction, Inc.	8,218	214,572
URS Corp.(2)	28,479	993,347
		2,407,759
CONSUMER FINANCE — 1.8%
American Express Co.(2)	37,291	2,170,709
Cash America International, Inc.(2)	28,321	1,247,257
		3,417,966
DIVERSIFIED CONSUMER SERVICES — 1.7%
Bridgepoint Education, Inc.(1)(2)	45,850	999,530
Coinstar, Inc.(1)(2)	25,664	1,762,090
ITT Educational Services, Inc.(1)(2)	6,132	372,519
		3,134,139
DIVERSIFIED FINANCIAL SERVICES — 4.1%
Bank of America Corp.(2)	294,232	2,406,818
Citigroup, Inc.(2)	36,292	994,764

10

Shares	Value
Interactive Brokers Group, Inc., Class A(2)	70,081	$1,031,592
JPMorgan Chase & Co.(2)	90,417	3,230,599
		7,663,773
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.0%
AT&T, Inc.(2)	47,030	1,677,090
Verizon Communications, Inc.(2)	70,411	3,129,065
Vonage Holdings Corp.(1)(2)	397,295	798,563
		5,604,718
ELECTRIC UTILITIES — 0.9%
American Electric Power Co., Inc.(2)	27,245	1,087,076
PNM Resources, Inc.(2)	27,419	535,767
		1,622,843
ELECTRICAL EQUIPMENT — 1.0%
Acuity Brands, Inc.(2)	14,932	760,188
Belden, Inc.(2)	24,810	827,414
EnerSys(1)	9,248	324,327
		1,911,929
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.5%
Celestica, Inc.(1)(2)	152,402	1,106,439
Itron, Inc.(1)(2)	32,717	1,349,249
Molex, Inc.(2)	49,433	1,183,426
Tech Data Corp.(1)(2)	23,313	1,122,987
		4,762,101
ENERGY EQUIPMENT AND SERVICES — 1.8%
Diamond Offshore Drilling, Inc.(2)	16,013	946,849
Helix Energy Solutions Group, Inc.(1)(2)	72,389	1,187,903
National Oilwell Varco, Inc.(2)	18,793	1,211,021
Schlumberger Ltd.	1,404	91,134
		3,436,907
FOOD AND STAPLES RETAILING — 1.4%
CVS Caremark Corp.(2)	19,107	892,870
SUPERVALU, Inc.(2)	225,989	1,170,623
Wal-Mart Stores, Inc.(2)	7,751	540,400
		2,603,893
FOOD PRODUCTS — 2.8%
Archer-Daniels-Midland Co.(2)	48,901	1,443,557
B&G Foods, Inc.(2)	17,508	465,713
Bunge Ltd.(2)	2,901	182,009
Campbell Soup Co.(2)	30,941	1,032,811
ConAgra Foods, Inc.(2)	53,912	1,397,938
Dean Foods Co.(1)	22,137	376,993
Smithfield Foods, Inc.(1)(2)	15,224	329,295
		5,228,316
GAS UTILITIES — 0.6%
Northwest Natural Gas Co.	23,941	1,139,592
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.7%
Covidien plc(2)	30,914	1,653,899
Hologic, Inc.(1)(2)	38,043	686,296
Medtronic, Inc.(2)	41,156	1,593,972
St. Jude Medical, Inc.(2)	27,973	1,116,402
		5,050,569
HEALTH CARE PROVIDERS AND SERVICES — 3.6%
Humana, Inc.(2)	18,197	1,409,175
McKesson Corp.(2)	17,395	1,630,781
Molina Healthcare, Inc.(1)(2)	44,593	1,046,152
Omnicare, Inc.	13,499	421,574
UnitedHealth Group, Inc.(2)	36,284	2,122,614
WellPoint, Inc.	1,939	123,689
		6,753,985
HOTELS, RESTAURANTS AND LEISURE — 2.0%
Ameristar Casinos, Inc.(2)	59,890	1,064,245
Bob Evans Farms, Inc.(2)	34,175	1,373,835
International Game Technology	9,430	148,523
McDonald’s Corp.(2)	1,649	145,986
Wynn Resorts Ltd.	292	30,286
Yum! Brands, Inc.(2)	15,219	980,408
		3,743,283
HOUSEHOLD DURABLES — 0.7%
Garmin Ltd.(2)	26,125	1,000,326
Tempur-Pedic International, Inc.(1)(2)	16,859	394,332
		1,394,658
HOUSEHOLD PRODUCTS — 1.1%
Procter & Gamble Co. (The)(2)	24,152	1,479,310
Spectrum Brands Holdings, Inc.(1)	19,905	648,306
		2,127,616
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.1%
TransAlta Corp.	13,471	228,603
INDUSTRIAL CONGLOMERATES — 1.6%
3M Co.(2)	9,893	886,413
General Electric Co.(2)	83,733	1,744,996
Tyco International Ltd.(2)	7,492	395,952
		3,027,361

11

Shares	Value
INSURANCE — 6.5%
Allied World Assurance Co. Holdings Ltd.(2)	18,401	$1,462,327
Arch Capital Group Ltd.(1)(2)	14,717	584,118
Aspen Insurance Holdings Ltd.	6,455	186,549
Berkshire Hathaway, Inc., Class B(1)(2)	11,365	947,045
CNA Financial Corp.(2)	42,492	1,177,878
Everest Re Group Ltd.	11,685	1,209,281
Loews Corp.(2)	36,545	1,495,056
Marsh & McLennan Cos., Inc.(2)	15,637	503,981
Principal Financial Group, Inc.(2)	50,551	1,325,953
ProAssurance Corp.	4,755	423,623
Protective Life Corp.	18,754	551,555
Prudential Financial, Inc.(2)	29,161	1,412,267
Validus Holdings Ltd.	32,995	1,056,830
		12,336,463
INTERNET SOFTWARE AND SERVICES — 2.7%
Ancestry.com, Inc.(1)(2)	48,756	1,342,253
AOL, Inc.(1)(2)	42,835	1,202,807
Dice Holdings, Inc.(1)(2)	119,850	1,125,391
Google, Inc. Class A(1)(2)	1,814	1,052,247
United Online, Inc.(2)	93,590	394,950
		5,117,648
IT SERVICES — 4.2%
Accenture plc, Class A(2)	18,104	1,087,870
Alliance Data Systems Corp.(1)(2)	1,419	191,565
CACI International, Inc., Class A(1)(2)	20,556	1,130,991
International Business Machines Corp.(2)	16,826	3,290,829
SAIC, Inc.	34,178	414,237
Unisys Corp.(1)(2)	24,911	487,010
Visa, Inc., Class A(2)	11,459	1,416,676
		8,019,178
LIFE SCIENCES TOOLS AND SERVICES — 0.8%
Agilent Technologies, Inc.	20,568	807,089
Life Technologies Corp.(1)	14,275	642,232
		1,449,321
MACHINERY — 2.3%
Actuant Corp., Class A(2)	43,617	1,184,638
Cummins, Inc.(2)	14,651	1,419,828
Parker-Hannifin Corp.(2)	3,626	278,767
Robbins & Myers, Inc.	9,492	396,955
Sauer-Danfoss, Inc.(2)	30,228	1,055,864
		4,336,052
MEDIA — 3.1%
CBS Corp., Class B(2)	49,411	1,619,693
Comcast Corp., Class A(2)	11,993	383,416
DISH Network Corp., Class A(2)	3,760	107,348
Live Nation Entertainment, Inc.(1)	86,548	794,511
Regal Entertainment Group Class A(2)	94,323	1,297,884
Scholastic Corp.(2)	37,794	1,064,279
Time Warner, Inc.(2)	7,089	272,927
Viacom, Inc., Class B	7,403	348,089
		5,888,147
METALS AND MINING — 2.1%
Coeur d’Alene Mines Corp.(1)(2)	67,401	1,183,562
Freeport-McMoRan Copper & Gold, Inc.(2)	24,537	835,976
Nevsun Resources Ltd.(2)	113,203	366,778
Silver Wheaton Corp.	12,673	340,143
Teck Resources Ltd.(2)	37,276	1,153,319
		3,879,778
MULTI-UTILITIES — 2.3%
Ameren Corp.(2)	41,217	1,382,418
Consolidated Edison, Inc.(2)	24,034	1,494,674
Public Service Enterprise Group, Inc.	47,557	1,545,603
		4,422,695
MULTILINE RETAIL — 1.5%
Dillard’s, Inc., Class A(2)	17,196	1,095,041
Macy’s, Inc.(2)	25,810	886,574
Saks, Inc.(1)(2)	73,634	784,202
		2,765,817
OIL, GAS AND CONSUMABLE FUELS — 12.8%
Apache Corp.	17,409	1,530,077
Chevron Corp.(2)	40,981	4,323,495
Cloud Peak Energy, Inc.(1)(2)	28,162	476,219
ConocoPhillips(2)	40,069	2,239,056
Energy XXI Bermuda Ltd.(2)	41,588	1,301,288
Exxon Mobil Corp.(2)	75,773	6,483,896
Marathon Oil Corp.(2)	45,667	1,167,705
Marathon Petroleum Corp.(2)	39,568	1,777,395
Occidental Petroleum Corp.	16,284	1,396,679
Phillips 66(1)	12,421	412,874
Suncor Energy, Inc.(2)	42,421	1,228,088
Valero Energy Corp.(2)	11,585	279,778
Western Refining, Inc.(2)	68,684	1,529,593
		24,146,143

12

Shares	Value
PAPER AND FOREST PRODUCTS — 0.9%
Domtar Corp.(2)	13,021	$998,841
International Paper Co.(2)	25,359	733,129
		1,731,970
PERSONAL PRODUCTS — 0.6%
Nu Skin Enterprises, Inc., Class A(2)	23,660	1,109,654
PHARMACEUTICALS — 7.7%
Abbott Laboratories(2)	45,903	2,959,366
Bristol-Myers Squibb Co.(2)	12,025	432,299
Eli Lilly & Co.(2)	45,705	1,961,202
Johnson & Johnson(2)	24,472	1,653,328
Merck & Co., Inc.(2)	77,158	3,221,346
Pfizer, Inc.(2)	166,998	3,840,954
ViroPharma, Inc.(1)(2)	13,651	323,529
Warner Chilcott plc Class A(1)	7,834	140,385
		14,532,409
PROFESSIONAL SERVICES — 1.0%
Corporate Executive Board Co. (The)	20,068	820,380
Robert Half International, Inc.	39,087	1,116,715
		1,937,095
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.4%
American Tower Corp.	1,411	98,643
First Industrial Realty Trust, Inc.(1)(2)	74,774	943,648
LaSalle Hotel Properties(2)	26,483	771,715
Simon Property Group, Inc.(2)	8,909	1,386,775
Taubman Centers, Inc.(2)	17,976	1,387,028
		4,587,809
ROAD AND RAIL — 0.8%
Dollar Thrifty Automotive Group, Inc.(1)(2)	6,656	538,870
Norfolk Southern Corp.	1,725	123,803
Union Pacific Corp.(2)	7,168	855,214
		1,517,887
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.1%
Advanced Micro Devices, Inc.(1)(2)	210,464	1,205,959
Applied Materials, Inc.(2)	110,479	1,266,089
Intel Corp.(2)	101,233	2,697,859
KLA-Tencor Corp.(2)	21,564	1,062,027
Lam Research Corp.(1)(2)	6,497	245,197
LSI Corp.(1)(2)	147,852	941,817
MKS Instruments, Inc.	8,487	245,529
		7,664,477
SOFTWARE — 5.5%
Activision Blizzard, Inc.(2)	34,469	413,283
Cadence Design Systems, Inc.(1)(2)	117,013	1,285,973
JDA Software Group, Inc.(1)(2)	33,459	993,398
Mentor Graphics Corp.(1)(2)	85,177	1,277,655
Microsoft Corp.(2)	67,229	2,056,535
Oracle Corp.(2)	102,672	3,049,358
Symantec Corp.(1)(2)	91,414	1,335,559
		10,411,761
SPECIALTY RETAIL — 4.9%
Bed Bath & Beyond, Inc.(1)	4,955	306,219
Best Buy Co., Inc.(2)	60,715	1,272,586
Foot Locker, Inc.(2)	42,073	1,286,592
GameStop Corp., Class A(2)	45,534	836,004
Home Depot, Inc. (The)(2)	49,294	2,612,089
O’Reilly Automotive, Inc.(1)	13,646	1,143,126
PetSmart, Inc.(2)	23,304	1,588,867
Select Comfort Corp.(1)(2)	11,101	232,233
		9,277,716
TEXTILES, APPAREL AND LUXURY GOODS — 0.9%
Crocs, Inc.(1)	4,249	68,621
Fifth & Pacific Cos., Inc.(1)(2)	6,987	74,971
Iconix Brand Group, Inc.(1)(2)	24,218	423,088
Jones Group, Inc. (The)(2)	109,176	1,043,723
		1,610,403
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Beacon Roofing Supply, Inc.(1)(2)	11,901	300,143
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
United States Cellular Corp.(1)(2)	7,263	280,497
TOTAL COMMON STOCKS (Cost $228,799,331)		239,989,564
Temporary Cash Investments — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 2/15/15 - 6/30/16, valued at $414,690), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $406,792)		406,789
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $415,979), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $406,792)		406,789

13

Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $103,592), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $101,698)		$101,697
SSgA U.S. Government Money Market Fund	351,810	351,810
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,267,085)		1,267,085
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 127.9% (Cost $230,066,416)		241,256,649
Common Stocks Sold Short — (29.7)%
AEROSPACE AND DEFENSE — (0.3)%
AAR Corp.	(42,345)	(570,811)
AIR FREIGHT AND LOGISTICS — (0.6)%
Atlas Air Worldwide Holdings, Inc.	(27,031)	(1,176,119)
BIOTECHNOLOGY — (1.7)%
Ariad Pharmaceuticals, Inc.	(28,692)	(493,789)
Halozyme Therapeutics, Inc.	(24,390)	(216,095)
Idenix Pharmaceuticals, Inc.	(47,172)	(485,872)
Incyte Corp. Ltd.	(20,461)	(464,465)
Ironwood Pharmaceuticals, Inc.	(32,741)	(451,171)
Seattle Genetics, Inc.	(20,596)	(522,932)
Theravance, Inc.	(21,763)	(483,574)
		(3,117,898)
CAPITAL MARKETS — (0.6)%
Ares Capital Corp.	(75,949)	(1,212,146)
CHEMICALS — (0.1)%
Ashland, Inc.	(3,314)	(229,693)
COMMERCIAL SERVICES AND SUPPLIES — (0.2)%
Geo Group, Inc. (The)	(7,512)	(170,673)
Interface, Inc.	(16,612)	(226,421)
		(397,094)
COMMUNICATIONS EQUIPMENT — (1.3)%
InterDigital, Inc.	(45,376)	(1,339,046)
Viasat, Inc.	(31,327)	(1,183,221)
		(2,522,267)
COMPUTERS AND PERIPHERALS — (0.7)%
Fusion-io, Inc.	(61,966)	(1,294,470)
CONSTRUCTION AND ENGINEERING — (0.3)%
MasTec, Inc.	(35,772)	(538,011)
CONTAINERS AND PACKAGING — (0.1)%
Rock-Tenn Co., Class A	(2,394)	(130,593)
ELECTRICAL EQUIPMENT — (0.7)%
GrafTech International Ltd.	(128,632)	(1,241,299)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (0.5)%
Scansource, Inc.	(28,884)	(885,006)
ENERGY EQUIPMENT AND SERVICES — (0.8)%
Lufkin Industries, Inc.	(20,328)	(1,104,217)
Noble Corp.	(13,148)	(427,704)
		(1,531,921)
GAS UTILITIES — (0.2)%
ONEOK, Inc.	(6,999)	(296,128)
HEALTH CARE EQUIPMENT AND SUPPLIES — (1.2)%
DexCom, Inc.	(64,168)	(831,617)
Neogen Corp.	(29,635)	(1,369,137)
		(2,200,754)
HEALTH CARE PROVIDERS AND SERVICES — (1.7)%
Catalyst Health Solutions, Inc.	(14,187)	(1,325,633)
HMS Holdings Corp.	(28,765)	(958,162)
Kindred Healthcare, Inc.	(94,736)	(931,255)
		(3,215,050)
INSURANCE — (3.7)%
Enstar Group Ltd.	(9,093)	(899,662)
Fairfax Financial Holdings Ltd.	(1,847)	(723,470)
Kemper Corp.	(5,698)	(175,214)
MBIA, Inc.	(126,617)	(1,368,730)
Old Republic International Corp.	(119,273)	(988,773)
OneBeacon Insurance Group Ltd. Class A	(18,864)	(245,609)
Platinum Underwriters Holdings Ltd.	(31,434)	(1,197,635)
Primerica, Inc.	(49,473)	(1,322,413)
		(6,921,506)
IT SERVICES — (0.7)%
Global Payments, Inc.	(25,446)	(1,100,030)
VeriFone Systems, Inc.	(6,097)	(201,750)
		(1,301,780)
MACHINERY — (1.2)%
Colfax Corp.	(42,547)	(1,173,021)
SPX Corp.	(1,518)	(99,156)
Westport Innovations, Inc.	(28,072)	(1,031,646)
		(2,303,823)
MEDIA — (1.2)%
Imax Corp.	(55,554)	(1,334,963)
Lions Gate Entertainment Corp.	(62,764)	(925,141)
		(2,260,104)

14

Shares	Value
METALS AND MINING — (1.9)%
AK Steel Holding Corp.	(66,244)	$(388,852)
AuRico Gold, Inc.	(109,832)	(879,754)
New Gold, Inc.	(48,349)	(459,316)
North American Palladium Ltd.	(160,316)	(325,442)
Rubicon Minerals Corp.	(99,504)	(302,492)
Silver Standard Resources, Inc.	(60,263)	(677,356)
Thompson Creek Metals Co., Inc.	(185,892)	(592,995)
		(3,626,207)
MULTILINE RETAIL — (0.2)%
J.C. Penney Co., Inc.	(16,957)	(395,268)
OIL, GAS AND CONSUMABLE FUELS — (2.5)%
Approach Resources, Inc.	(9,045)	(231,009)
Bill Barrett Corp.	(40,085)	(858,621)
Clean Energy Fuels Corp.	(5,015)	(77,733)
EXCO Resources, Inc.	(177,914)	(1,350,367)
Kodiak Oil & Gas Corp.	(139,677)	(1,146,748)
Northern Oil and Gas, Inc.	(37,192)	(592,840)
World Fuel Services Corp.	(11,093)	(421,867)
		(4,679,185)
PAPER AND FOREST PRODUCTS — (0.1)%
Louisiana-Pacific Corp.	(15,240)	(165,811)
PHARMACEUTICALS — (0.8)%
Akorn, Inc.	(21,958)	(346,278)
Impax Laboratories, Inc.	(40,715)	(825,293)
VIVUS, Inc.	(14,540)	(414,971)
		(1,586,542)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (0.3)%
Brookfield Office Properties, Inc.	(5,827)	(101,506)
Forest City Enterprises, Inc. Class A	(8,407)	(122,742)
St Joe Co. (The)	(22,237)	(351,567)
		(575,815)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (1.7)%
First Solar, Inc.	(91,890)	(1,383,863)
International Rectifier Corp.	(60,023)	(1,199,860)
MEMC Electronic Materials, Inc.	(286,399)	(621,486)
		(3,205,209)
SOFTWARE — (0.9)%
Concur Technologies, Inc.	(19,194)	(1,307,111)
Take-Two Interactive Software, Inc.	(43,697)	(413,374)
		(1,720,485)
SPECIALTY RETAIL — (1.1)%
CarMax, Inc.	(40,067)	(1,039,338)
Tiffany & Co.	(20,123)	(1,065,513)
		(2,104,851)
TEXTILES, APPAREL AND LUXURY GOODS — (1.0)%
Deckers Outdoor Corp.	(9,336)	(410,878)
Gildan Activewear, Inc.	(45,393)	(1,249,215)
Under Armour, Inc., Class A	(3,008)	(284,196)
		(1,944,289)
TRADING COMPANIES AND DISTRIBUTORS — (1.4)%
Air Lease Corp.	(59,788)	(1,159,289)
Textainer Group Holdings Ltd.	(39,451)	(1,455,742)
		(2,615,031)
TOTAL COMMON STOCKS SOLD SHORT — (29.7)% (Proceeds $58,902,922)		(55,965,166)
OTHER ASSETS AND LIABILITIES — 1.8%		3,356,654
TOTAL NET ASSETS — 100.0%		$188,648,137

Notes to Schedule of Investments

(1)	Non-income producing.
(2)
 Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $172,656,824.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $230,066,416)	$241,256,649
Cash	12,809
Deposits with broker for securities sold short	2,277,373
Receivable for investments sold	1,017,795
Receivable for capital shares sold	36,998
Dividends and interest receivable	199,705
244,801,329

Liabilities
Securities sold short, at value (proceeds of $58,902,922)	55,965,166
Accrued management fees	163,745
Dividend expense payable on securities sold short	20,329
Broker fees and charges payable on securities sold short	3,952
56,153,192

Net Assets	$188,648,137

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	17,229,865

Net Asset Value Per Share	$10.95

Net Assets Consist of:
Capital (par value and paid-in surplus)	$174,719,501
Undistributed net investment income	465,551
Accumulated net realized loss	(665,024)
Net unrealized appreciation	14,128,109
$188,648,137

See Notes to Financial Statements.

16

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2012(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,845)	$2,327,653
Interest	1,942
2,329,595
Expenses:
Dividend expense on securities sold short	343,880
Broker fees and charges on securities sold short	385,235
Management fees	1,078,126
Directors’ fees and expenses	4,114
1,811,355

Net investment income (loss)	518,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,696,758
Securities sold short transactions	(4,351,799)
Foreign currency transactions	(518)
(655,559)

Change in net unrealized appreciation (depreciation) on:
Investments	11,190,233
Securities sold short	2,937,756
Translation of assets and liabilities in foreign currencies	120
14,128,109

Net realized and unrealized gain (loss)	13,472,550

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,990,790

(1)	December 1, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$518,240
Net realized gain (loss)	(655,559)
Change in net unrealized appreciation (depreciation)	14,128,109
Net increase (decrease) in net assets resulting from operations	13,990,790

Distributions to Shareholders
From net investment income	(62,154)

Capital Share Transactions
Proceeds from shares sold	174,768,199
Proceeds from reinvestment of distributions	62,154
Payments for shares redeemed	(110,852)
Net increase (decrease) in net assets from capital share transactions	174,719,501

Net increase (decrease) in net assets	188,648,137

Net Assets
End of period	$188,648,137

Undistributed net investment income	$465,551

Transactions in Shares of the Fund
Sold	17,234,318
Issued in reinvestment of distributions	6,130
Redeemed	(10,583)
Net increase (decrease) in shares of the fund	17,229,865

(1)	December 1, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

18

Statement of Cash Flows

FOR THE PERIOD ENDED JUNE 30, 2012(1)
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$13,990,790
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(304,510,584)
Proceeds from investments sold	79,393,184
Purchases to cover securities sold short	(38,385,994)
Proceeds from securities sold short	92,951,944
(Increase) decrease in short-term investments	(1,267,085)
(Increase) decrease in deposits with broker for securities sold short	(2,277,373)
(Increase) decrease in receivable for investments sold	(1,017,795)
(Increase) decrease in dividends and interest receivable	(199,705)
Increase (decrease) in accrued management fees	163,745
Increase (decrease) in dividend expense payable on securities sold short	20,329
Increase (decrease) in broker fees and charges payable on securities sold short	3,952
Change in net unrealized (appreciation) depreciation on investments	(11,190,233)
Net realized (gain) loss on investment transactions	(3,696,758)
Change in net unrealized (appreciation) depreciation on securities sold short	(2,937,756)
Net realized (gain) loss on securities sold short transactions	4,351,799
Net cash from (used in) operating activities	(174,607,540)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	174,731,201
Payments for shares redeemed	(110,852)
Distributions paid, net of reinvestments	—
Net cash from (used in) financing activities	174,620,349

Net Increase (Decrease) In Cash	12,809
Cash at beginning of period	—
Cash at end of period	$12,809

Supplemental disclosure of cash flow information: Non cash financing activities not included herein consist of all reinvestment of distributions of $62,154.

(1)	December 1, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in large capitalization publicly-traded U.S. companies. The fund takes long positions in equity securities that have been identified as most attractive. The fund takes short positions in equity securities that have been identified as least attractive. The fund invests approximately 130% in long positions and 30% in short positions though it may range from 110% to 150% long and 10% to 50% short. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The fund incepted on December 1, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

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the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short —The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund’s Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the period December 1, 2011 (fund inception) through June 30, 2012 was 1.11%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period December 1, 2011 (fund inception) through June 30, 2012 were $342,896,578 and $172,330,301, respectively.

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$220,812,200	—	—
Foreign Common Stocks	19,177,364	—	—
Temporary Cash Investments	351,810	$915,275	—
Total Value of Investment Securities	$240,341,374	$915,275	—

Securities Sold Short
Domestic Common Stocks	$(45,863,516)	—	—
Foreign Common Stocks	(10,101,650)	—	—
Total Value of Securities Sold Short	$(55,965,166)	—	—

6. Risk Factors

The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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7. Federal Tax Information

The tax character of distributions paid during the period December 1, 2011 (fund inception) through June 30, 2012 was as follows:

2012
Distributions Paid From
Ordinary income	$62,154
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$230,214,347
Gross tax appreciation of investments	$19,266,304
Gross tax depreciation of investments	(8,224,002)
Net tax appreciation (depreciation) of investments	$11,042,302
Net tax appreciation (depreciation) on securities sold short	$2,898,897
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$120
Net tax appreciation (depreciation)	$13,941,319
Undistributed ordinary income	$465,551
Accumulated short-term capital losses	$(478,234)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012(3)	$10.00	0.03	0.92	0.95	—(4)	$10.95	9.55%	1.86%(5)	1.11%(5)	0.53%(5)	81%	$188,648

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	December 1, 2011 (fund inception) through June 30, 2012.
(4)	Per-share amount was less than $0.005.
(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the NT Core Equity Plus Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period December 1, 2011 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;
•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;
•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning
•	similar funds;
•	the Advisor’s compliance policies, procedures, and regulatory experience;
•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•	data comparing services provided and charges to other investment management clients of the Advisor; and
•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund
•	portfolio research and security selection

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•	initial capitalization/funding
•	securities trading
•	Fund administration
•	custody of Fund assets
•	daily valuation of the Fund’s portfolio
•	shareholder servicing and transfer agency, including shareholder
•	confirmations, recordkeeping, and communications
•	legal services
•	regulatory and portfolio compliance
•	financial reporting
•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and

31

services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative

32

inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $62,154, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75848   1208

ANNUAL REPORT                      JUNE 30, 2012

International Core Equity Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer,
Quantitative Equity and Asset Allocation

International Stocks Posted Double-Digit Declines

International stocks declined sharply for the 12 months ended June 30, 2012. As the table below illustrates, the broad international stock indices declined by approximately 14% for the reporting period, and emerging markets fell even more.

One of the key factors weighing on international equity markets was a worsening sovereign debt crisis in Europe. As the reporting period began, investors expressed concerns about a possible sovereign debt default in Greece and the spread of the contagion to larger, fiscally troubled European countries such as Italy and Spain. The European authorities eased investor concerns somewhat by providing liquidity to the debt markets and support to the Continent’s banking sector. However, political turmoil in Greece and faltering banks in Spain toward the end of the period rekindled fears of a financial crisis in Europe.

Signs of a global economic slowdown also put downward pressure on international stocks. A number of European countries faced recessions, brought on in part by austerity measures intended to bring fiscal deficits under control. The economic weakness in Europe also impacted fast-growing emerging markets such as China, where exports to Europe and other developed countries are a meaningful component of the economy. Even the U.S. economy, which appeared to pick up steam in late 2011 and early 2012, slowed appreciably by the end of the reporting period.

Stronger U.S. Dollar Also Hurt Returns

With this backdrop, the U.S. dollar strengthened against most major currencies, further weakening international stock returns for U.S. investors. The dollar appreciated by more than 14% versus the euro, 5% against the Australian dollar, and 2% against the British pound. The main exception was the Japanese yen; the dollar declined by about 1% versus the yen for the 12 months.

Pacific Rim Outperformed, While Europe Lagged

Stocks in developed markets modestly outperformed those in emerging markets for the 12-month period. On a geographical basis, Europe suffered the most significant declines—markets in Greece, Portugal, and Spain fell the most, while Ireland and the U.K. held up best. In the Asia/Pacific region, New Zealand and Japan were the best-performing markets, while the Australian market posted the largest decline.

International Equity Total Returns
For the 12 months ended June 30, 2012 (in U.S. dollars)
MSCI EAFE Index	-13.83%	MSCI Europe Index	-16.48%
MSCI EAFE Growth Index	-12.56%	MSCI World Index	-4.98%
MSCI EAFE Value Index	-15.16%	MSCI Japan Index	-7.23%
MSCI Emerging Markets Index	-15.95%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACIMX	-15.68%	-7.84%	-4.14%	11/30/06
MSCI EAFE Index	—	-13.83%	-6.10%	-3.20%	—
Institutional Class	ACIUX	-15.59%	-7.66%	-3.94%	11/30/06
A Class No sales charge* With sales charge*	ACIQX	-15.92% -20.73%	-8.08% -9.15%	-4.38% -5.39%	11/30/06
C Class	ACIKX	-16.62%	-8.76%	-5.09%	11/30/06
R Class	ACIRX	-16.15%	-8.30%	-4.61%	11/30/06

•
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*	From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.18%	0.98%	1.43%	2.18%	1.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Armando Lacayo and Elizabeth Xie

Performance Summary

International Core Equity returned –15.68%* for the fiscal year ended June 30, 2012, compared with the –13.83% return of the fund’s benchmark, the MSCI EAFE Index.

In a volatile market environment (see page 3 for details), International Core Equity declined for the 12 months and trailed the performance of the MSCI EAFE Index. Individual stock selection was the primary factor behind the underperformance versus the index, particularly in the industrials and consumer discretionary sectors. From a geographical perspective, holdings in Japan, Singapore, and Belgium detracted the most, while stock selection in Germany, France, the U.K., and Australia added the most value.

Absolute Performance Driven by Economically Sensitive Sectors

International Core Equity’s negative absolute return was driven primarily by sharp declines in two of the most economically sensitive sectors of the portfolio—materials and industrials. Notable decliners from these two sectors included Swiss machinery manufacturer Meyer Burger Technology, Australian mining company BHP Billiton Ltd., and German chemicals producer Wacker Chemie.

The fund’s holdings in the utilities and financials sectors also declined meaningfully during the period. Six of the portfolio’s ten largest detractors from absolute performance came from these two sectors. The most significant of these included two banks, Societe Generale of France and ING Groep of the Netherlands, and two electric utilities, Enel of Italy and Endesa of Spain.

On the positive side, the only sector in the portfolio to post a positive return for the 12-month period was consumer staples. The top contributors from this sector included U.K. tobacco producer British American Tobacco and Spanish discount store operator Distribuidora Internacional de Alimentacion. The fund’s health care and telecommunication services stocks also held up well, led by Australian telecom provider Telstra and German pharmaceutical company Bayer.

Industrials Underperformed

Looking at performance versus the MSCI EAFE Index, the fund’s holdings in the industrials sector contributed the most to its underperformance of the index for the 12 months. Stock selection among road and rail companies and machinery manufacturers detracted the most in the industrials sector.

The most significant individual detractor in this sector was Meyer Burger Technology, which produces systems and production lines for the solar, semiconductor, and photovoltaic industries. A sharp decline in demand for solar products led to disappointing earnings results for the company. Other notable decliners in the industrials sector included British rail operator FirstGroup and German airline company Deutsche Lufthansa.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Consumer Discretionary Also Lagged

International Core Equity’s consumer discretionary stocks underperformed their counterparts in the MSCI EAFE Index for the 12-month period. Stock choices among auto components makers, hotels, and restaurants produced virtually all of the underperformance in the consumer discretionary sector.

The biggest individual detractors in this sector were French auto parts maker Faurecia and the Greek Organization of Football Prognostics (also known as OPAP), which is a lottery system operator in Greece. Faurecia faced slowing car sales and declining automotive production in Europe, while the weak economy in Greece weighed on OPAP’s sales and profits.

Other notable detractors for the 12-month period included Japanese social media and internet company DeNA and Finnish wireless products maker Nokia. DeNA declined after reporting lower-than-expected profits and facing pressure from Japanese regulators to remove gambling elements from its mobile phone games. Nokia reported four consecutive quarters of losses and several rounds of job cuts as the company lost market share in the mobile phone market, particularly among smart phones.

Telecom and Consumer Staples Outperformed

The fund’s holdings in the telecommunication services and consumer staples sectors provided the biggest positive contribution to performance versus the MSCI EAFE Index. Stock selection among diversified telecom providers was responsible for the outperformance in the telecom services sector. The top relative performance contributors in this sector were Australian telecom company Telstra and U.K. telecom provider BT Group. Both Telstra and BT Group benefited from strong subscriber growth in non-traditional telecom services—Telstra in wireless, BT in broadband.

In the consumer staples sector, stock selection among food and staples retailers and an overweight position in tobacco producers generated the bulk of the outperformance. As was the case for absolute performance, the best contributors to relative performance in this sector were British American Tobacco, which benefited from raising prices, and Distribuidora Internacional de Alimentacion, which was spun off by parent company Carrefour and benefited from increased traffic at its discount stores.

Elsewhere in the portfolio, top contributors included Swiss industrial conglomerate OC Oerlikon, Dutch semiconductor manufacturer ASML Holding, and Japanese gaming machine maker Sega Sammy Holdings.

A Look Ahead

As we move into the second half of 2012, we expect international equity markets to remain volatile given the uncertainty regarding the global economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
BHP Billiton(1)	3.5%
HSBC Holdings plc	2.7%
Roche Holding AG	2.4%
GlaxoSmithKline plc	2.3%
British American Tobacco plc	2.2%
Commonwealth Bank of Australia	2.1%
Total S.A.	2.0%
Sanofi	2.0%
Westpac Banking Corp.	1.9%
Australia & New Zealand Banking Group Ltd.	1.7%
(1)Includes shares traded on all exchanges.

Investments by Country	% of net assets
United Kingdom	21.1%
Japan	20.7%
Australia	9.8%
France	9.0%
Switzerland	7.6%
Germany	7.2%
Netherlands	3.7%
Spain	3.7%
Hong Kong	3.6%
Italy	3.2%
Norway	2.7%
Sweden	2.0%
Other Countries	4.7%
Cash and Equivalents(2)	1.0%
(2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.0%
Warrants	—(3)
Total Equity Exposure	99.0%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.6%
(3)Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 - 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.20	$5.97	1.18%
Institutional Class	$1,000	$1,035.70	$4.96	0.98%
A Class	$1,000	$1,032.60	$7.23	1.43%
C Class	$1,000	$1,029.50	$11.00	2.18%
R Class	$1,000	$1,032.70	$8.49	1.68%
Hypothetical
Investor Class	$1,000	$1,019.00	$5.92	1.18%
Institutional Class	$1,000	$1,019.99	$4.92	0.98%
A Class	$1,000	$1,017.75	$7.17	1.43%
C Class	$1,000	$1,014.02	$10.92	2.18%
R Class	$1,000	$1,016.51	$8.42	1.68%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 99.0%
AUSTRALIA — 9.8%
Australia & New Zealand Banking Group Ltd.	4,341	$98,545
BHP Billiton Ltd.	3,071	100,104
Commonwealth Bank of Australia	2,212	121,055
Flight Centre Ltd.	1,400	27,402
Iluka Resources Ltd.	450	5,273
National Australia Bank Ltd.	369	8,961
Telstra Corp. Ltd.	19,908	75,439
Western Areas NL	2,645	11,092
Westpac Banking Corp.	4,919	107,011
		554,882
AUSTRIA — 1.0%
Oesterreichische Post AG	1,679	56,417
BELGIUM — 0.3%
Anheuser-Busch InBev NV	227	17,648
DENMARK — 0.5%
Novo Nordisk A/S B Shares	202	29,224
FINLAND — 1.5%
Metso Oyj	1,319	45,667
Nokia Oyj	9,105	18,756
Outotec Oyj	239	10,961
UPM-Kymmene Oyj	752	8,523
		83,907
FRANCE — 9.0%
AXA SA	1,850	24,761
CNP Assurances(1)	2,261	27,625
Euler Hermes SA	988	64,045
France Telecom SA	3,783	49,783
Plastic Omnium SA	1,419	35,513
Sanofi	1,493	113,216
Total S.A.	2,570	115,982
Valeo SA	1,422	58,920
Vinci SA	495	23,167
		513,012
GERMANY — 7.2%
Allianz SE	403	40,524
Aurubis AG	1,301	62,721
BASF SE	1,360	94,505
Bayer AG	987	71,171
Bayerische Motoren Werke AG	358	25,940
Duerr AG	211	13,006
Gildemeister AG	346	5,449
Hannover Rueckversicherung AG	247	14,666
Leoni AG	370	14,114
ProSiebenSat.1 Media AG Preference Shares	2,940	65,629
		407,725
HONG KONG — 3.6%
BOC Hong Kong Holdings Ltd.	14,000	42,995
Hopewell Holdings Ltd.	20,500	58,644
Link Real Estate Investment Trust (The)	1,500	6,133
MGM China Holdings Ltd.	36,400	55,984
SJM Holdings Ltd.	22,000	41,048
		204,804
ISRAEL — 0.7%
Delek Group Ltd.	258	38,103
ITALY — 3.2%
Enel SpA	19,453	62,776
ENI SpA	4,533	96,740
Mediaset SpA	12,334	21,579
		181,095
JAPAN — 20.7%
Ajinomoto Co., Inc.	4,000	55,608
Aoyama Trading Co. Ltd.	500	10,228
Central Japan Railway Co.	6	47,418
Daihatsu Motor Co. Ltd.	3,000	52,555
Daito Trust Construction Co. Ltd.	100	9,486
East Japan Railway Co.	400	25,114
Fast Retailing Co. Ltd.	100	20,075
Fujitsu Ltd.	10,000	47,917
INPEX Corp.	12	67,276
Japan Tobacco, Inc.	1,200	35,560
JGC Corp.	2,000	57,887
Kao Corp.	2,800	77,224
KDDI Corp.	5	32,252
Kirin Holdings Co. Ltd.	1,000	11,786
Konica Minolta Holdings, Inc.	8,000	63,046
Lawson, Inc.	900	62,966
Namco Bandai Holdings, Inc.	3,400	46,734
NET One Systems Co. Ltd.	1,800	23,958
Nippon Telegraph & Telephone Corp.	1,600	74,339
NTT Data Corp.	21	64,482
NTT DoCoMo, Inc.	11	18,306
Resona Holdings, Inc.	16,800	69,340

11

Shares	Value
Seven & I Holdings Co. Ltd.	2,400	$72,315
Suzuki Motor Corp.	1,600	32,797
Tokyo Ohka Kogyo Co. Ltd.	2,000	44,469
TS Tech Co. Ltd.	2,000	36,557
Unipres Corp.	500	13,021
		1,172,716
MACAU — 0.3%
Wynn Macau Ltd.	8,000	18,811
NETHERLANDS — 3.7%
ASML Holding NV	383	19,517
European Aeronautic Defence and Space Co. NV	1,831	64,932
Koninklijke Ahold NV	4,324	53,580
Royal Dutch Shell plc B Shares	1,954	68,195
Unilever NV CVA	129	4,318
		210,542
NEW ZEALAND — 0.4%
Telecom Corp. of New Zealand Ltd.	11,333	21,763
NORWAY — 2.7%
Statoil ASA	1,951	46,652
STX OSV Holdings Ltd.	39,000	46,548
TGS Nopec Geophysical Co. ASA	2,288	61,669
		154,869
SPAIN — 3.7%
Banco Santander SA	14,223	94,992
Endesa SA	2,196	38,514
Fomento de Construcciones y Contratas SA	1,327	16,965
Mapfre SA	27,997	57,068
		207,539
SWEDEN — 2.0%
Billerud AB	6,446	59,612
Hoganas AB B Shares	293	9,317
Intrum Justitia AB	3,275	47,699
		116,628
SWITZERLAND — 7.6%
Helvetia Holding AG	203	61,352
Nestle SA	956	57,027
Novartis AG	649	36,201
OC Oerlikon Corp. AG(1)	7,015	58,270
Roche Holding AG	803	138,620
Swiss Life Holding AG(1)	102	9,625
Zurich Financial Services AG(1)	309	69,717
		430,812
UNITED KINGDOM — 21.1%
AstraZeneca plc	1,775	79,341
Berendsen plc	3,098	24,309
BHP Billiton plc	3,459	98,777
BP plc	3,065	20,536
British American Tobacco plc	2,490	126,737
BT Group plc	24,677	81,802
Centrica plc	15,842	78,975
Drax Group plc	1,476	12,972
Evraz plc	4,958	20,291
GlaxoSmithKline plc	5,724	129,797
HSBC Holdings plc	17,666	155,769
Imperial Tobacco Group plc	1,415	54,445
London Stock Exchange Group plc	3,119	49,135
Marks & Spencer Group plc	2,502	12,791
Micro Focus International plc	2,990	24,913
Mondi plc	5,959	51,092
Next plc	727	36,454
Petrofac Ltd.	1,480	32,355
Standard Chartered plc	3,667	79,944
Vodafone Group plc	8,721	24,503
		1,194,938
TOTAL COMMON STOCKS (Cost $5,490,780)		5,615,435
Warrants†
SINGAPORE†
Golden Agri-Resources Ltd.(1) (Cost $—)	1,224	121
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 2/15/15 - 6/30/16, valued at $8,439), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $8,278)		8,278
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $8,465), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $8,278)		8,278

12

Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $2,108), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $2,070)		$2,070
SSgA U.S. Government Money Market Fund	7,398	7,398
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,024)		26,024
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $5,516,804)		5,641,580
OTHER ASSETS AND LIABILITIES — 0.6%		32,230
TOTAL NET ASSETS — 100.0%		$5,673,810

Market Sector Diversification
(as a % of net assets)
Financials	21.5%
Industrials	11.1%
Consumer Staples	11.1%
Consumer Discretionary	11.1%
Health Care	10.5%
Materials	10.1%
Energy	9.1%
Telecommunication Services	6.6%
Information Technology	4.5%
Utilities	3.4%
Cash and Equivalents*	1.0%

*	Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $5,516,804)	$5,641,580
Foreign currency holdings, at value (cost of $7,308)	7,318
Receivable for investments sold	5,785
Receivable for capital shares sold	888
Dividends and interest receivable	24,558
5,680,129

Liabilities
Accrued management fees	5,099
Distribution and service fees payable	1,220
6,319

Net Assets	$5,673,810

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,137,856
Undistributed net investment income	134,462
Accumulated net realized loss	(3,723,101)
Net unrealized appreciation	124,593
$5,673,810

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,916,653	287,880	$6.66
Institutional Class, $0.01 Par Value	$418,546	62,785	$6.67
A Class, $0.01 Par Value	$1,844,979	277,474	$6.65*
C Class, $0.01 Par Value	$698,343	105,531	$6.62
R Class, $0.01 Par Value	$795,289	119,825	$6.64

*Maximum offering price $7.06 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,151)	$276,604
Interest	45
276,649

Expenses:
Management fees	88,188
Distribution and service fees:
A Class	3,996
B Class	2,593
C Class	8,000
R Class	4,118
Directors’ fees and expenses	637
Other expenses	707
108,239

Net investment income (loss)	168,410

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(873,823)
Foreign currency transactions	(2,613)
(876,436)

Change in net unrealized appreciation (depreciation) on:
Investments	(641,296)
Translation of assets and liabilities in foreign currencies	(1,035)
(642,331)

Net realized and unrealized gain (loss)	(1,518,767)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,350,357)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$168,410	$143,810
Net realized gain (loss)	(876,436)	509,424
Change in net unrealized appreciation (depreciation)	(642,331)	1,236,148
Net increase (decrease) in net assets resulting from operations	(1,350,357)	1,889,382

Distributions to Shareholders
From net investment income:
Investor Class	(95,745)	(33,781)
Institutional Class	(9,630)	(17,082)
A Class	(35,410)	(13,012)
B Class	—	(5,748)
C Class	(9,514)	(5,426)
R Class	(13,100)	(10,040)
Decrease in net assets from distributions	(163,399)	(85,089)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(584,115)	1,100,849

Redemption Fees
Increase in net assets from redemption fees	3,364	368

Net increase (decrease) in net assets	(2,094,507)	2,905,510

Net Assets
Beginning of period	7,768,317	4,862,807
End of period	$5,673,810	$7,768,317

Undistributed net investment income	$134,462	$125,170

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

18

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 1.16% for the Investor Class, A Class, C Class and R Class and 0.96% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 51% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended June 30, 2012.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $8,601,000 and $9,200,082, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	466,379	$3,322,640	188,693	$1,437,705
Issued in reinvestment of distributions	15,272	95,603	4,553	33,738
Redeemed	(534,563)	(3,643,820)	(102,834)	(772,539)
	(52,912)	(225,577)	90,412	698,904
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	2,141	16,749	51,117	384,243
Issued in reinvestment of distributions	1,538	9,630	2,305	17,082
Redeemed	(78,660)	(535,315)	(25,245)	(192,070)
	(74,981)	(508,936)	28,177	209,255
A Class/Shares Authorized	10,000,000		10,000,000
Sold	189,346	1,307,866	25,487	190,990
Issued in reinvestment of distributions	5,171	32,369	1,651	12,233
Redeemed	(43,221)	(294,767)	(23,823)	(174,529)
	151,296	1,045,468	3,315	28,694
B Class/Shares Authorized	N/A		10,000,000
Sold	—	—	1,180	8,641
Issued in reinvestment of distributions	—	—	777	5,748
Redeemed	(116,418)	(792,308)	(8)	(58)
	(116,418)	(792,308)	1,949	14,331
C Class/Shares Authorized	10,000,000		10,000,000
Sold	6,487	45,414	19,079	147,616
Issued in reinvestment of distributions	1,491	9,316	708	5,236
Redeemed	(21,405)	(142,155)	(7,446)	(59,124)
	(13,427)	(87,425)	12,341	93,728
R Class/Shares Authorized	10,000,000		10,000,000
Sold	2,496	19,245	10,541	76,313
Issued in reinvestment of distributions	2,096	13,100	1,357	10,040
Redeemed	(7,306)	(47,682)	(4,243)	(30,416)
	(2,714)	(15,337)	7,655	55,937
Net increase (decrease)	(109,156)	$(584,115)	143,849	$1,100,849

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	—	$5,615,435	—
Warrants	—	121	—
Temporary Cash Investments	$7,398	18,626	—
Total Value of Investment Securities	$7,398	$5,634,182	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$163,399	$85,089
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,570,093
Gross tax appreciation of investments	$412,105
Gross tax depreciation of investments	(340,618)
Net tax appreciation (depreciation) of investments	$71,487
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(186)
Net tax appreciation (depreciation)	$71,301
Undistributed ordinary income	$135,863
Accumulated short-term capital losses	$(3,125,872)
Post-October capital loss deferral	$(545,338)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited
$(816,093)	$(1,979,923)	$(329,856)

The loss deferral represents certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$8.08	0.15	(1.43)	(1.28)	(0.14)	—	(0.14)	$6.66	(15.68)%	1.18%	2.42%	113%	$1,917
2011	$5.95	0.20	2.05	2.25	(0.12)	—	(0.12)	$8.08	38.09%	1.18%	2.53%	77%	$2,755
2010	$5.80	0.10	0.19	0.29	(0.14)	—	(0.14)	$5.95	4.68%	1.18%	1.55%	83%	$1,490
2009	$9.72	0.20	(3.87)	(3.67)	(0.25)	—	(0.25)	$5.80	(37.81)%	1.17%	3.09%	131%	$1,704
2008	$11.88	0.28	(1.69)	(1.41)	(0.21)	(0.54)	(0.75)	$9.72	(12.30)%	1.16%	2.50%	108%	$2,583
Institutional Class
2012	$8.10	0.18	(1.45)	(1.27)	(0.16)	—	(0.16)	$6.67	(15.59)%	0.98%	2.62%	113%	$419
2011	$5.96	0.21	2.07	2.28	(0.14)	—	(0.14)	$8.10	38.47%	0.98%	2.73%	77%	$1,116
2010	$5.81	0.11	0.19	0.30	(0.15)	—	(0.15)	$5.96	4.88%	0.98%	1.75%	83%	$653
2009	$9.73	0.20	(3.86)	(3.66)	(0.26)	—	(0.26)	$5.81	(37.65)%	0.97%	3.29%	131%	$862
2008	$11.90	0.29	(1.69)	(1.40)	(0.23)	(0.54)	(0.77)	$9.73	(12.19)%	0.96%	2.70%	108%	$1,374
A Class
2012	$8.07	0.18	(1.47)	(1.29)	(0.13)	—	(0.13)	$6.65	(15.92)%	1.43%	2.17%	113%	$1,845
2011	$5.94	0.16	2.08	2.24	(0.11)	—	(0.11)	$8.07	37.80%	1.43%	2.28%	77%	$1,019
2010	$5.79	0.09	0.18	0.27	(0.12)	—	(0.12)	$5.94	4.42%	1.43%	1.30%	83%	$730
2009	$9.71	0.17	(3.86)	(3.69)	(0.23)	—	(0.23)	$5.79	(38.00)%	1.42%	2.84%	131%	$903
2008	$11.87	0.24	(1.68)	(1.44)	(0.18)	(0.54)	(0.72)	$9.71	(12.53)%	1.41%	2.25%	108%	$1,485

23

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$8.04	0.11	(1.45)	(1.34)	(0.08)	—	(0.08)	$6.62	(16.62)%	2.18%	1.42%	113%	$698
2011	$5.92	0.11	2.06	2.17	(0.05)	—	(0.05)	$8.04	36.72%	2.18%	1.53%	77%	$956
2010	$5.77	0.04	0.18	0.22	(0.07)	—	(0.07)	$5.92	3.64%	2.18%	0.55%	83%	$631
2009	$9.66	0.13	(3.83)	(3.70)	(0.19)	—	(0.19)	$5.77	(38.34)%	2.17%	2.09%	131%	$742
2008	$11.82	0.15	(1.67)	(1.52)	(0.10)	(0.54)	(0.64)	$9.66	(13.26)%	2.16%	1.50%	108%	$1,156
R Class
2012	$8.06	0.14	(1.45)	(1.31)	(0.11)	—	(0.11)	$6.64	(16.15)%	1.68%	1.92%	113%	$795
2011	$5.93	0.15	2.07	2.22	(0.09)	—	(0.09)	$8.06	37.52%	1.68%	2.03%	77%	$988
2010	$5.78	0.08	0.17	0.25	(0.10)	—	(0.10)	$5.93	4.16%	1.68%	1.05%	83%	$682
2009	$9.69	0.16	(3.85)	(3.69)	(0.22)	—	(0.22)	$5.78	(38.13)%	1.67%	2.59%	131%	$652
2008	$11.85	0.20	(1.67)	(1.47)	(0.15)	(0.54)	(0.69)	$9.69	(12.78)%	1.66%	2.00%	108%	$1,051

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

25

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review

30

detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For the fiscal year ended June 30, 2012, the fund intends to pass through to shareholders $21,007, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2012, the fund earned $295,492 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2012 are $0.3462 and $0.0246, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75834   1208

ANNUAL REPORT                   JUNE 30, 2012

Equity Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer,
Quantitative Equity and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	5.76%	-0.11%	5.64%	8.60%	5/9/91
S&P 500 Index	—	5.45%	0.22%	5.33%	8.48%(1)	—
Institutional Class	AMEIX	5.97%	0.09%	5.85%	4.37%	1/2/98
A Class(2) No sales charge* With sales charge*	BEQAX	5.51% -0.55%	-0.35% -1.53%	5.37% 4.75%	3.81% 3.40%	10/9/97
C Class	AEYCX	4.71%	-1.10%	4.59%	2.51%	7/18/01
R Class	AEYRX	5.24%	-0.61%	—	2.47%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.69%	0.49%	0.94%	1.69%	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

Equity Growth returned 5.76%* for the fiscal year ended June 30, 2012, compared with the 5.45% return of its benchmark, the S&P 500 Index.

In an up-and-down period for the U.S. stock market (see page 3 for details), Equity Growth posted a solid gain for the 12 months and outperformed the S&P 500. Individual stock selection, a critical element of our investment process, was the key behind the outperformance.

Absolute Performance Driven by Technology and Health Care

Equity Growth’s absolute return for the 12 months was driven primarily by strong returns in the information technology and health care sectors, both of which generated double-digit gains. Four of the fund’s top 10 contributors to absolute performance came from the technology sector—consumer electronics maker Apple, credit card processor Visa, semiconductor manufacturer Intel, and IT services provider International Business Machines. In the health care sector, the best contributors were drug makers Pfizer and Abbott Laboratories.

The fund’s holdings in the telecommunication services sector also fared well. Although telecom services is the smallest sector weighting in the portfolio, it gained more than 20% for the reporting period. Top contributors included diversified telecom providers Verizon Communications and AT&T.

The only three sectors in the portfolio to decline for the 12-month period were the industrials, energy, and materials sectors. Notable detractors included oil refiner Occidental Petroleum and offshore drilling company W&T Offshore in the energy sector, mining companies Freeport-McMoRan Copper & Gold and Coeur d’Alene Mines in the materials sector, and construction and engineering firms KBR and Fluor in the industrials sector.

Health Care Outperformed

Looking at performance versus the S&P 500, the fund’s holdings in the health care sector contributed the most to its outperformance of the index for the 12 months. Stock selection among health care providers and pharmaceutical companies, along with an overweight position in biotechnology stocks, produced the bulk of the outperformance in the health care sector.

The leading relative performance contributor in the health care sector was health care provider WellCare Health Plans, which delivered better-than-expected profits thanks to a strong increase in enrollment and cost reductions resulting from a core systems upgrade. Drug maker Eli Lilly and biotechnology firm Amgen also added value during the period.

Financials and Energy Also Added Value

Stock selection in the financials and energy sectors also contributed favorably to relative results. When comparing fund performance with that of the benchmark index, it is just as important to limit exposure to weaker-performing stocks as it

*All fund returns referenced in this commentary are for Investor Class shares.

6

is to have heavier weightings in stocks that perform well. In the financials sector, the fund benefited from underweight positions versus the index in financial services providers and capital markets firms, while an underweight position in energy equipment and services stocks contributed to the outperformance in the energy sector.

The best individual contributors in these two sectors were also underweight positions—financial services firm Citigroup, investment bank Goldman Sachs, and energy equipment and services provider Schlumberger. Citigroup and Goldman Sachs continued to struggle with declining net interest margins and problematic loans, while Schlumberger experienced reduced demand as oil prices fell by 11% for the period.

The most important individual investment decision versus the S&P 500 for the reporting period was avoiding diversified technology firm Hewlett-Packard, which fell by more than 40%. The bulk of H-P’s decline occurred early in the period, when narrowing profit margins, a costly acquisition, and a plan to spin-off its PC business into a separate company led to the firing of its CEO.

Consumer Staples and Industrials Detracted

Stock selection in the consumer staples and industrials sectors detracted the most from performance versus the S&P 500 for the 12-month period. Stock choices among food and staples retailers and food products makers produced virtually all of the underperformance in the consumer staples sector. The most notable detractor in this sector was an underweight position in discount retailer Wal-Mart, which exceeded earnings expectations and announced that its new small-store format, Wal-Mart Express, had become profitable in less than a year.

In the industrials sector, an overweight position in construction and engineering firms and stock selection among aerospace and defense companies detracted from relative results. The most significant detractors included aerospace and defense contractor United Technologies and construction and engineering company Fluor. A weaker economy and reduced government spending on defense put downward pressure on United Technologies, while Fluor’s exposure to the oil and gas industry weighed on earnings.

Other noteworthy detractors in the portfolio included auto parts maker TRW Automotive, private education firm ITT Educational Services, and mining company Coeur d’Alene Mines.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	3.7%
Exxon Mobil Corp.	2.6%
International Business Machines Corp.	2.5%
Chevron Corp.	2.4%
Microsoft Corp.	2.0%
Philip Morris International, Inc.	1.9%
Verizon Communications, Inc.	1.8%
Google, Inc., Class A	1.7%
JPMorgan Chase & Co.	1.7%
Oracle Corp.	1.6%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.5%
Pharmaceuticals	6.7%
Insurance	6.1%
Computers and Peripherals	4.9%
IT Services	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.5%
Foreign Common Stocks*	8.7%
Total Common Stocks	99.2%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.1)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,093.90	$3.54	0.68%
Institutional Class	$1,000	$1,094.80	$2.50	0.48%
A Class	$1,000	$1,092.30	$4.84	0.93%
C Class	$1,000	$1,088.30	$8.72	1.68%
R Class	$1,000	$1,091.00	$6.13	1.18%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%
Institutional Class	$1,000	$1,022.48	$2.41	0.48%
A Class	$1,000	$1,020.24	$4.67	0.93%
C Class	$1,000	$1,016.51	$8.42	1.68%
R Class	$1,000	$1,019.00	$5.92	1.18%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 99.2%
AEROSPACE AND DEFENSE — 2.7%
Boeing Co. (The)	49,073	$3,646,124
Northrop Grumman Corp.	266,384	16,992,635
Raytheon Co.	206,351	11,677,403
United Technologies Corp.	307,058	23,192,091
		55,508,253
AIR FREIGHT AND LOGISTICS — 2.1%
FedEx Corp.	191,632	17,555,408
United Parcel Service, Inc., Class B	324,095	25,525,722
		43,081,130
BEVERAGES — 2.2%
Coca-Cola Co. (The)	177,308	13,863,712
Constellation Brands, Inc., Class A(1)	693,087	18,754,934
Monster Beverage Corp.(1)	144,165	10,264,548
PepsiCo, Inc.	49,766	3,516,466
		46,399,660
BIOTECHNOLOGY — 1.7%
Amgen, Inc.	329,958	24,100,132
Biogen Idec, Inc.(1)	5,780	834,517
United Therapeutics Corp.(1)	219,448	10,836,342
		35,770,991
CHEMICALS — 3.5%
CF Industries Holdings, Inc.	98,091	19,004,150
Huntsman Corp.	425,782	5,509,619
LyondellBasell Industries NV, Class A	333,533	13,431,374
Monsanto Co.	266,582	22,067,658
NewMarket Corp.	10,971	2,376,319
PPG Industries, Inc.	90,369	9,589,958
		71,979,078
COMMERCIAL BANKS — 3.2%
Bank of Montreal	236,914	13,091,868
BB&T Corp.	395,893	12,213,299
U.S. Bancorp	759,371	24,421,371
Wells Fargo & Co.	470,442	15,731,581
		65,458,119
COMMUNICATIONS EQUIPMENT — 0.4%
Brocade Communications Systems, Inc.(1)	624,622	3,079,387
Cisco Systems, Inc.	123,370	2,118,263
QUALCOMM, Inc.	56,149	3,126,376
Research In Motion Ltd.(1)	85,375	630,921
		8,954,947
COMPUTERS AND PERIPHERALS — 4.9%
Apple, Inc.(1)	130,395	76,150,680
Seagate Technology plc	541,202	13,383,925
Western Digital Corp.(1)	406,983	12,404,842
		101,939,447
CONSTRUCTION AND ENGINEERING — 1.3%
Chicago Bridge & Iron Co. NV New York Shares	366,554	13,914,390
URS Corp.	377,766	13,176,478
		27,090,868
CONSUMER FINANCE — 1.6%
American Express Co.	413,451	24,066,983
Cash America International, Inc.	191,666	8,440,971
Discover Financial Services	30,866	1,067,346
		33,575,300
DIVERSIFIED CONSUMER SERVICES — 0.8%
Apollo Group, Inc., Class A(1)	18,098	654,967
Coinstar, Inc.(1)	110,284	7,572,099
ITT Educational Services, Inc.(1)	130,550	7,930,913
		16,157,979
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Bank of America Corp.	703,316	5,753,125
Citigroup, Inc.	56,607	1,551,598
JPMorgan Chase & Co.	961,231	34,344,783
		41,649,506
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
AT&T, Inc.	550,002	19,613,071
Verizon Communications, Inc.	822,654	36,558,744
		56,171,815
ELECTRIC UTILITIES — 0.7%
American Electric Power Co., Inc.	270,811	10,805,359
Cleco Corp.	94,624	3,958,122
		14,763,481
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Tech Data Corp.(1)	151,649	7,304,932
ENERGY EQUIPMENT AND SERVICES — 0.7%
Helix Energy Solutions Group, Inc.(1)	752,636	12,350,757
Schlumberger Ltd.	25,034	1,624,957
		13,975,714

11

	Shares	Value
FOOD AND STAPLES RETAILING — 0.7%
CVS Caremark Corp.	122,696	$5,733,584
Kroger Co. (The)	95,954	2,225,173
SUPERVALU, Inc.	44,911	232,639
Wal-Mart Stores, Inc.	79,771	5,561,634
		13,753,030
FOOD PRODUCTS — 3.3%
Archer-Daniels-Midland Co.	554,566	16,370,788
Bunge Ltd.	153,694	9,642,762
Campbell Soup Co.	377,889	12,613,935
ConAgra Foods, Inc.	568,150	14,732,130
Tyson Foods, Inc., Class A	739,098	13,917,215
		67,276,830
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.7%
Covidien plc	86,159	4,609,506
Medtronic, Inc.	234,493	9,081,914
		13,691,420
HEALTH CARE PROVIDERS AND SERVICES — 3.0%
Humana, Inc.	195,408	15,132,396
McKesson Corp.	189,817	17,795,344
UnitedHealth Group, Inc.	424,071	24,808,153
WellPoint, Inc.	77,844	4,965,669
		62,701,562
HOTELS, RESTAURANTS AND LEISURE — 1.2%
Brinker International, Inc.	217,923	6,945,206
McDonald’s Corp.	21,008	1,859,838
Yum! Brands, Inc.	237,648	15,309,284
		24,114,328
HOUSEHOLD DURABLES — 0.5%
Garmin Ltd.	240,919	9,224,788
HOUSEHOLD PRODUCTS — 0.8%
Kimberly-Clark Corp.	21,612	1,810,437
Procter & Gamble Co. (The)	242,818	14,872,603
		16,683,040
INDUSTRIAL CONGLOMERATES — 1.5%
General Electric Co.	977,604	20,373,267
Tyco International Ltd.	182,550	9,647,768
		30,021,035
INSURANCE — 6.1%
ACE Ltd.	136,184	10,095,320
Allied World Assurance Co. Holdings AG	196,736	15,634,610
American Financial Group, Inc.	43,927	1,723,256
Assurant, Inc.	157,808	5,498,031
Berkshire Hathaway, Inc., Class B(1)	111,480	9,289,628
Everest Re Group Ltd.	126,805	13,123,049
Loews Corp.	388,419	15,890,221
Marsh & McLennan Cos., Inc.	513,944	16,564,415
Principal Financial Group, Inc.	579,451	15,199,000
Protective Life Corp.	87,905	2,585,286
Prudential Financial, Inc.	351,260	17,011,522
Validus Holdings Ltd.	132,923	4,257,524
		126,871,862
INTERNET AND CATALOG RETAIL†
Expedia, Inc.	15,414	740,951
INTERNET SOFTWARE AND SERVICES — 1.7%
Google, Inc., Class A(1)	61,241	35,524,067
IT SERVICES — 4.6%
Accenture plc, Class A	314,509	18,898,846
International Business Machines Corp.	261,846	51,211,841
Visa, Inc., Class A	204,124	25,235,850
		95,346,537
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Agilent Technologies, Inc.	379,704	14,899,585
Life Technologies Corp.(1)	134,499	6,051,110
		20,950,695
MACHINERY — 2.1%
Actuant Corp., Class A	79,588	2,161,610
Cummins, Inc.	167,310	16,214,012
Parker-Hannifin Corp.	179,293	13,784,046
Sauer-Danfoss, Inc.	313,310	10,943,918
		43,103,586
MEDIA — 3.3%
CBS Corp., Class B	602,031	19,734,576
Comcast Corp., Class A	604,633	19,330,117
DISH Network Corp., Class A	491,087	14,020,534
Regal Entertainment Group Class A	982,946	13,525,337
Viacom, Inc., Class B	38,520	1,811,210
		68,421,774
METALS AND MINING — 1.3%
Coeur d’Alene Mines Corp.(1)	636,755	11,181,418
Southern Copper Corp.	58,409	1,840,467
Teck Resources Ltd.	432,618	13,385,201
		26,407,086
MULTI-UTILITIES — 2.2%
Ameren Corp.	383,619	12,866,581
Consolidated Edison, Inc.	260,712	16,213,680
Public Service Enterprise Group, Inc.	501,534	16,299,855
		45,380,116

12

	Shares	Value
MULTILINE RETAIL — 1.4%
Dillard’s, Inc., Class A	201,515	$12,832,475
Macy’s, Inc.	476,121	16,354,757
		29,187,232
OIL, GAS AND CONSUMABLE FUELS — 10.5%
Apache Corp.	119,549	10,507,162
Chevron Corp.	461,507	48,688,988
ConocoPhillips	419,127	23,420,817
Energy XXI Bermuda Ltd.	433,766	13,572,538
Exxon Mobil Corp.	622,880	53,299,842
Marathon Petroleum Corp.	413,063	18,554,790
Occidental Petroleum Corp.	292,480	25,086,010
Phillips 66(1)	105,701	3,513,501
Suncor Energy, Inc.	456,634	13,219,554
Western Refining, Inc.	365,464	8,138,883
		218,002,085
PERSONAL PRODUCTS — 0.5%
Nu Skin Enterprises, Inc., Class A	228,764	10,729,032
PHARMACEUTICALS — 6.7%
Abbott Laboratories	489,144	31,535,113
Eli Lilly & Co.	503,524	21,606,215
Johnson & Johnson	470,725	31,802,181
Merck & Co., Inc.	540,928	22,583,744
Pfizer, Inc.	1,380,957	31,762,011
		139,289,264
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
American Tower Corp.	6,101	426,521
Post Properties, Inc.	25,625	1,254,344
Simon Property Group, Inc.	139,059	21,645,924
		23,326,789
ROAD AND RAIL — 1.1%
Union Pacific Corp.	189,690	22,631,914
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
Advanced Micro Devices, Inc.(1)	2,378,211	13,627,149
Applied Materials, Inc.	589,262	6,752,943
Intel Corp.	803,479	21,412,715
KLA-Tencor Corp.	303,102	14,927,773
		56,720,580
SOFTWARE — 4.6%
CA, Inc.	199,111	5,393,917
Cadence Design Systems, Inc.(1)	5,859	64,390
Intuit, Inc.	9,448	560,739
Microsoft Corp.	1,342,191	41,057,623
Oracle Corp.	1,132,082	33,622,835
Symantec Corp.(1)	967,570	14,136,198
		94,835,702
SPECIALTY RETAIL — 3.8%
Best Buy Co., Inc.	749,969	15,719,350
Foot Locker, Inc.	445,482	13,622,839
GameStop Corp., Class A	82,829	1,520,740
Home Depot, Inc. (The)	557,739	29,554,590
O’Reilly Automotive, Inc.(1)	29,393	2,462,252
PetSmart, Inc.	236,298	16,110,798
		78,990,569
TOBACCO — 1.9%
Philip Morris International, Inc.	441,110	38,491,259
TOTAL COMMON STOCKS (Cost $1,708,032,255)		2,052,198,353
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 2/15/15 - 6/30/16, valued at $5,702,935), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $5,594,323)		5,594,276
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41 valued at $5,720,662), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $5,594,323)		5,594,276
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $1,424,632), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $1,398,576)		1,398,569
SSgA U.S. Government Money Market Fund	4,891,193	4,891,193
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,478,314)		17,478,314
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,725,510,569)		2,069,676,667
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,385,328)
TOTAL NET ASSETS — 100.0%		$2,068,291,339

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $1,725,510,569)	$2,069,676,667
Cash	108,414
Receivable for capital shares sold	1,343,337
Dividends and interest receivable	2,160,445
2,073,288,863

Liabilities
Payable for capital shares redeemed	3,875,723
Accrued management fees	1,077,251
Distribution and service fees payable	44,550
4,997,524

Net Assets	$2,068,291,339

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,004,738,596
Undistributed net investment income	1,641,878
Accumulated net realized loss	(282,256,198)
Net unrealized appreciation	344,167,063
$2,068,291,339

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,654,130,033	71,000,956	$23.30
Institutional Class, $0.01 Par Value	$216,801,726	9,300,662	$23.31
A Class, $0.01 Par Value	$183,498,052	7,882,439	$23.28*
C Class, $0.01 Par Value	$7,013,180	303,150	$23.13
R Class, $0.01 Par Value	$6,848,348	294,007	$23.29

*Maximum offering price $24.70 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $93,436)	$43,317,746
Interest	12,448
43,330,194

Expenses:
Management fees	12,775,344
Distribution and service fees:
A Class	432,113
B Class	227
C Class	64,281
R Class	29,824
Directors’ fees and expenses	109,390
Other expenses	42
13,411,221

Net investment income (loss)	29,918,973

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	75,662,339
Foreign currency transactions	(6,253)
75,656,086

Change in net unrealized appreciation (depreciation) on:
Investments	414,046
Translation of assets and liabilities in foreign currencies	965
415,011

Net realized and unrealized gain (loss)	76,071,097

Net Increase (Decrease) in Net Assets Resulting from Operations	$105,990,070

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$29,918,973	$25,425,492
Net realized gain (loss)	75,656,086	177,707,264
Change in net unrealized appreciation (depreciation)	415,011	343,999,660
Net increase (decrease) in net assets resulting from operations	105,990,070	547,132,416

Distributions to Shareholders
From net investment income:
Investor Class	(23,667,137)	(19,018,126)
Institutional Class	(3,489,986)	(3,152,156)
A Class	(2,212,441)	(2,209,907)
B Class	(72)	(199)
C Class	(35,349)	(14,581)
R Class	(62,251)	(33,422)
Decrease in net assets from distributions	(29,467,236)	(24,428,391)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(18,326,490)	(334,916,277)

Net increase (decrease) in net assets	58,196,344	187,787,748

Net Assets
Beginning of period	2,010,094,995	1,822,307,247
End of period	$2,068,291,339	$2,010,094,995

Undistributed net investment income	$1,641,878	$1,339,385

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in large capitalization common stocks.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 0.68% for the Investor Class, A Class, C Class and R Class and 0.48% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 11% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $1,678,228,603 and $1,687,471,223, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	13,662,697	$304,186,412	6,844,727	$139,458,692
Issued in reinvestment of distributions	1,057,839	23,297,369	850,097	17,568,851
Redeemed	(15,962,625)	(348,644,466)	(15,216,665)	(309,262,629)
	(1,242,089)	(21,160,685)	(7,521,841)	(152,235,086)
Institutional Class/Shares Authorized	90,000,000		90,000,000
Sold	1,700,903	36,390,642	2,221,773	45,534,910
Issued in reinvestment of distributions	157,706	3,475,998	151,591	3,127,220
Redeemed	(1,503,528)	(32,878,378)	(5,273,463)	(110,002,173)
	355,081	6,988,262	(2,900,099)	(61,340,043)
A Class/Shares Authorized	80,000,000		80,000,000
Sold	1,277,027	28,345,179	2,844,005	56,682,136
Issued in reinvestment of distributions	99,262	2,185,121	80,286	1,642,871
Redeemed	(1,645,596)	(36,065,728)	(8,566,094)	(179,415,619)
	(269,307)	(5,535,428)	(5,641,803)	(121,090,612)
B Class/Shares Authorized	N/A		10,000,000
Issued in reinvestment of distributions	4	72	9	199
Redeemed	(3,605)	(74,955)	(674)	(14,693)
	(3,601)	(74,883)	(665)	(14,494)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	86,960	1,911,255	48,149	999,740
Issued in reinvestment of distributions	1,474	32,392	671	13,817
Redeemed	(82,883)	(1,800,660)	(75,312)	(1,534,551)
	5,551	142,987	(26,492)	(520,994)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	156,367	3,437,729	59,588	1,213,479
Issued in reinvestment of distributions	2,821	62,251	1,613	33,422
Redeemed	(97,208)	(2,186,723)	(48,362)	(961,949)
	61,980	1,313,257	12,839	284,952
Net increase (decrease)	(1,092,385)	$(18,326,490)	(16,078,061)	$(334,916,277)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,872,077,171	—	—
Foreign Common Stocks	180,121,182	—	—
Temporary Cash Investments	4,891,193	$12,587,121	—
Total Value of Investment Securities	$2,057,089,546	$12,587,121	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$29,467,236	$24,428,391
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,737,259,238
Gross tax appreciation of investments	$378,196,569
Gross tax depreciation of investments	(45,779,140)
Net tax appreciation (depreciation) of investments	$332,417,429
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$966
Net tax appreciation (depreciation)	$332,418,395
Undistributed ordinary income	$1,641,878
Accumulated short-term capital losses	$(270,507,530)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(270,507,530) expire in 2018.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$22.37	0.34	0.93	1.27	(0.34)	—	(0.34)	$23.30	5.76%	0.68%	1.55%	86%	$1,654,130
2011	$17.20	0.26	5.16	5.42	(0.25)	—	(0.25)	$22.37	31.66%	0.69%	1.28%	74%	$1,615,829
2010	$15.32	0.21	1.87	2.08	(0.20)	—	(0.20)	$17.20	13.47%	0.70%	1.14%	64%	$1,371,992
2009	$21.84	0.27	(6.45)	(6.18)	(0.34)	—	(0.34)	$15.32	(28.37)%	0.70%	1.66%	107%	$1,339,582
2008	$26.91	0.25	(3.36)	(3.11)	(0.18)	(1.78)	(1.96)	$21.84	(12.12)%	0.67%	1.01%	105%	$2,046,107
Institutional Class
2012	$22.38	0.38	0.93	1.31	(0.38)	—	(0.38)	$23.31	5.97%	0.48%	1.75%	86%	$216,802
2011	$17.21	0.30	5.17	5.47	(0.30)	—	(0.30)	$22.38	31.91%	0.49%	1.48%	74%	$200,191
2010	$15.33	0.24	1.87	2.11	(0.23)	—	(0.23)	$17.21	13.69%	0.50%	1.34%	64%	$203,860
2009	$21.86	0.31	(6.46)	(6.15)	(0.38)	—	(0.38)	$15.33	(28.21)%	0.50%	1.86%	107%	$168,092
2008	$26.92	0.29	(3.35)	(3.06)	(0.22)	(1.78)	(2.00)	$21.86	(11.95)%	0.47%	1.21%	105%	$443,647
A Class(3)
2012	$22.35	0.28	0.93	1.21	(0.28)	—	(0.28)	$23.28	5.51%	0.93%	1.30%	86%	$183,498
2011	$17.19	0.20	5.16	5.36	(0.20)	—	(0.20)	$22.35	31.30%	0.94%	1.03%	74%	$182,195
2010	$15.31	0.16	1.87	2.03	(0.15)	—	(0.15)	$17.19	13.20%	0.95%	0.89%	64%	$237,076
2009	$21.81	0.23	(6.44)	(6.21)	(0.29)	—	(0.29)	$15.31	(28.54)%	0.95%	1.41%	107%	$226,830
2008	$26.89	0.18	(3.34)	(3.16)	(0.14)	(1.78)	(1.92)	$21.81	(12.33)%	0.92%	0.76%	105%	$336,939

22

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$22.21	0.12	0.92	1.04	(0.12)	—	(0.12)	$23.13	4.71%	1.68%	0.55%	86%	$7,013
2011	$17.08	0.06	5.12	5.18	(0.05)	—	(0.05)	$22.21	30.34%	1.69%	0.28%	74%	$6,611
2010	$15.22	0.03	1.85	1.88	(0.02)	—	(0.02)	$17.08	12.33%	1.70%	0.14%	64%	$5,536
2009	$21.64	0.11	(6.40)	(6.29)	(0.13)	—	(0.13)	$15.22	(29.06)%	1.70%	0.66%	107%	$5,108
2008	$26.76	—(4)	(3.33)	(3.33)	(0.01)	(1.78)	(1.79)	$21.64	(13.01)%	1.67%	0.01%	105%	$7,634
R Class
2012	$22.36	0.23	0.93	1.16	(0.23)	—	(0.23)	$23.29	5.24%	1.18%	1.05%	86%	$6,848
2011	$17.20	0.16	5.15	5.31	(0.15)	—	(0.15)	$22.36	30.95%	1.19%	0.78%	74%	$5,189
2010	$15.32	0.12	1.87	1.99	(0.11)	—	(0.11)	$17.20	12.91%	1.20%	0.64%	64%	$3,770
2009	$21.81	0.18	(6.43)	(6.25)	(0.24)	—	(0.24)	$15.32	(28.71)%	1.20%	1.16%	107%	$1,764
2008	$26.91	0.13	(3.36)	(3.23)	(0.09)	(1.78)	(1.87)	$21.81	(12.56)%	1.17%	0.51%	105%	$752

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

24

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

28

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

29

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

30

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

31

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $29,467,236, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75839   1208

ANNUAL REPORT                         JUNE 30, 2012

Global Gold Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

Risk Aversion Took Center Stage

Market sentiment wavered between “risk on” and “risk off” during the 12-month period ended June 30, 2012. Nevertheless, persistent concerns about weakening global economies and Europe’s ongoing sovereign debt and banking crises overshadowed the periodic bouts of optimism that emerged. Broad global stock benchmarks tumbled during the period, with riskier assets, including precious metals stocks, experiencing double-digit percentage losses.

The period began with weak labor market and housing data and a first-ever U.S. credit-rating downgrade leaving many investors worried about the health of the U.S. economy. At the same time, Europe’s expanding sovereign-debt crisis threatened the entire global financial sector. Recession fears mounted, and the “risk-off” trade was in fashion. Those fears subsided in late 2011 and early 2012, though, as select economic data improved, and action by the European Central Bank calmed investors’ eurozone fears. But, beginning in April, slowing global growth, combined with ongoing problems in Europe, triggered another round of widespread risk aversion.

Concerned about the struggling economy, the Federal Reserve (the Fed) committed to keeping the federal funds rate target near zero until late-2014. In addition, the Fed extended “Operation Twist,” a stimulus strategy designed to reduce longer-term interest rates while keeping shorter-term rates low, through the end of 2012.

Gold Prices Were Volatile

Gold prices edged slightly higher during the period, but the small gain masked a volatile market. For example, the price of an ounce of gold bullion started the period at $1,505.50 and climbed to a record high $1,895.00 in September 2011, before falling back to $1,598.50 by the end of June 2012.

Much of the decline since September 2011 was due to waning demand for gold. The U.S. dollar strengthened during the period, which meant gold, which is priced in dollars, was more expensive for foreign buyers. Nevertheless, we believe there is long-term support for gold prices due to strong central bank demand, inflationary monetary and fiscal policies, and rising consumer demand in emerging economies.

12-Month Total Returns
As of June 30, 2012
London Gold PM Fix, in U.S. dollars	6.18%
S&P Goldman Sachs Commodities Index (total returns)	-10.74%
Lipper Precious Metals Funds Index	-24.94%
U.S. Dollar vs. South African Rand*	20.90%
U.S. Dollar vs. Euro*	14.60%
U.S. Dollar vs. Australian Dollar*	4.80%

*All percentage changes in foreign exchange rates are calculated on the basis of that currency per one U.S. dollar.

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	-20.43%	5.33%	11.46%	4.54%	8/17/88
NYSE Arca Gold Miners Index	—	-17.26%	4.51%	N/A(1)	N/A(1)	—
MSCI World Index	—	-4.98%	-2.96%	5.18%	6.37%(2)	—
Institutional Class	AGGNX	-20.28%	—	—	2.08%	9/28/07
A Class(3) No sales charge* With sales charge*	ACGGX	-20.60% -25.18%	5.07% 3.83%	11.21% 10.55%	8.98% 8.52%	5/6/98
C Class	AGYCX	-21.21%	—	—	0.88%	9/28/07
R Class	AGGWX	-20.82%	—	—	1.38%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark total return data first available 10/1/04.
(2)	Since 8/31/88, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years*
$10,000 investment made June 30, 2002

*Since NYSE Arca Gold Miners Index total return data is only available from 10/1/04, it is not included in the line chart.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.69%	0.49%	0.94%	1.69%	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Global Gold declined -20.43%* for the 12 months ended June 30, 2012. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, declined -17.26% for the same period. The portfolio’s return reflects operating expenses, while the benchmark’s return does not.

Gold Prices Advanced Modestly

Gold bullion advanced during the 12-month period, but the gain was much more modest than in previous fiscal years. After rallying to a record high early in the period, gold prices generally tumbled through the end of the fiscal year on waning demand. The U.S. dollar advanced on a flight to quality triggered by the debt and banking sector turmoil in Europe. (In general, when the dollar rises, gold prices fall, and vice versa.) Furthermore, global economic growth notably weakened during the period, which diminished inflation concerns. (Rising inflation often triggers demand for gold from investors looking to hedge against the threat.)

Gold, Mining Stocks Continued to Decouple

Against a backdrop of slowing economic growth in the U.S., Europe and China and concerns about the stability of Europe’s sovereign debt and banking sector, global stock benchmarks declined during the 12-month period. Gold-related stocks sharply underperformed these benchmarks, despite the overall modest rise in gold prices. For more than a year, rising production costs and geopolitical risks, including the threat of rising taxes from governments where mining operations are based, have led to a decoupling of gold prices and gold stocks. Because Global Gold invests in gold mining stocks, as opposed to gold bullion, this performance disparity has detracted from performance.

The portfolio’s underperformance relative to the benchmark primarily was due to our exposure to junior mining and exploration firms, which are more closely tied to the performance of the metal than the larger gold producers. This positioning detracted as gold prices fell sharply between August 2011 and the end of June 2012. We favor these companies because we believe they provide most of the growth opportunity in the sector. Senior gold miners have significantly pulled back their exploration activities in an attempt to contain costs and de-risk their companies.

Canada Led Detractors

Overall, an overweight allocation to Canada, the largest country weighting in the portfolio, and a portfolio-only (represented in the portfolio but not in the benchmark) allocation to Australia detracted from the portfolio’s relative performance. In terms of individual holdings, a portfolio-only position in Canada’s Osisko Mining, a development stage gold mining company, was among the largest detractors to the portfolio’s relative performance. Shares tumbled in May 2012, after a fire damaged a processing plant at the company’s mine in northwestern Quebec.

*All fund returns referenced in this commentary are for Investor Class shares.

6

In addition, a position in U.S.-based Newmont Mining, a gold and copper producer and one of the portfolio’s largest positions, detracted from performance primarily due to political pressures. In particular, sharp politically motivated opposition to mining projects in Peru has forced the company to delay the opening of its $4.5 billion Minas Conga gold and copper mine, which Peruvians claim threatens the region’s water quality. In late-June 2012, the company said it will build water reservoirs that will benefit the local community, but opposition persisted.

Gold Mining Trust Led Contributors

Stock selection in the United States and an overweight allocation to the United Kingdom contributed favorably to the portfolio’s relative results. In terms of individual holdings, an overweight position in Royal Gold, a U.S.-based gold mining trust and one of the portfolio’s largest holdings, was among the top performers. Rather than actively drilling for new gold, mining trusts provide capital and/or land to miners for a fixed share of future mineral production. Royal Gold’s shares rallied after the company announced in May 2012 its acquisition of a royalty on Nevada’s Ruby Hill gold mine.

In addition, a portfolio-only position in Canada’s Franco-Nevada Corp., a gold-focused royalty and stream company, was a leading performer. The company reported a first-quarter 2012 profit that was more than double its profit in the first quarter of 2011. In addition, Franco-Nevada boosted its monthly dividend for the fifth-consecutive year, raising it 25% to 5 cents a share.

Gold Stocks Offer Value

We believe gold stocks are attractively valued relative to the price of gold bullion. We would expect stocks to rally on any one of several potential catalysts, including mergers-and-acquisitions activity in the sector, rising expectations for more quantitative easing from leading central banks, and/or effective cost controls at mining companies. In the current climate, we will continue to seek quality among the portfolio’s exploration companies, looking for projects we believe are higher-grade and avoiding companies we believe will need financing in the next two years. In addition, we prefer companies with operations in geopolitical jurisdictions we believe are “safer”.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
Barrick Gold Corp.	13.7%
Goldcorp, Inc.(1)	12.0%
Newmont Mining Corp.	8.3%
Yamana Gold, Inc.(1)	6.2%
Silver Wheaton Corp.	4.4%
Randgold Resources Ltd. ADR	4.4%
Royal Gold, Inc.	4.2%
Eldorado Gold Corp.	4.0%
AngloGold Ashanti Ltd.(1)	4.0%
Cia de Minas Buenaventura SA ADR	4.0%
(1)Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	66.3%
United States	15.3%
South Africa	7.4%
Jersey	4.4%
Peru	4.0%
Australia	1.1%
United Kingdom	0.3%
Cash and Equivalents(2)	1.2%
(2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	83.5%
Domestic Common Stocks	15.3%
Total Common Stocks	98.8%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	—(3)
(3)Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$865.70	$3.15	0.68%
Institutional Class	$1,000	$866.50	$2.23	0.48%
A Class	$1,000	$864.90	$4.31	0.93%
C Class	$1,000	$861.60	$7.78	1.68%
R Class	$1,000	$863.70	$5.47	1.18%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%
Institutional Class	$1,000	$1,022.48	$2.41	0.48%
A Class	$1,000	$1,020.24	$4.67	0.93%
C Class	$1,000	$1,016.51	$8.42	1.68%
R Class	$1,000	$1,019.00	$5.92	1.18%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 98.8%
AUSTRALIA — 1.1%
CGA Mining Ltd.(1)	1,780,641	$3,235,621
Newcrest Mining Ltd.	236,655	5,508,449
		8,744,070
CANADA — 66.3%
Agnico-Eagle Mines Ltd.	227,035	9,196,467
Agnico-Eagle Mines Ltd. New York Shares	242,200	9,799,412
Alamos Gold, Inc.	162,300	2,534,692
ATAC Resources Ltd.(1)	1,124,700	2,629,198
AuRico Gold, Inc.(1)	1,374,871	11,046,503
Aurizon Mines Ltd.(1)	621,300	2,819,375
B2Gold Corp.(1)	2,663,000	8,003,909
Barrick Gold Corp.	3,001,712	112,774,320
Belo Sun Mining Corp.(1)	4,915,100	5,503,599
Centerra Gold, Inc.	230,400	1,611,284
Continental Gold Ltd.(1)	481,400	3,116,026
Detour Gold Corp.(1)	254,601	5,129,031
Dundee Precious Metals, Inc.(1)	764,300	4,601,865
Eldorado Gold Corp.	2,692,800	33,167,382
First Majestic Silver Corp.(1)	531,700	7,677,036
Franco-Nevada Corp.	335,200	15,158,244
GBS Gold International, Inc.(1)	347,300	1,706
Gold Standard Ventures Corp.(1)	861,500	1,658,521
Goldcorp, Inc.	2,566,576	96,627,893
Goldcorp, Inc. New York Shares	64,300	2,416,394
Golden Star Resources Ltd.(1)	785,700	910,643
IAMGOLD Corp.	1,494,119	17,669,377
Kinross Gold Corp.	2,382,552	19,447,016
Kinross Gold Corp. New York Shares	1,004,757	8,188,770
Kirkland Lake Gold, Inc.(1)	170,900	1,839,764
Midas Gold Corp.(1)	1,567,250	3,694,529
Nevsun Resources Ltd.	767,300	2,494,611
New Gold, Inc.(1)	2,325,900	22,182,977
Osisko Mining Corp.(1)	1,222,400	8,404,675
Pan American Silver Corp.	148,170	2,507,582
Pan American Silver Corp. NASDAQ Shares	341,800	5,773,002
Premier Gold Mines Ltd.(1)	832,400	3,597,446
Rubicon Minerals Corp.(1)	151,300	462,178
Sabina Gold & Silver Corp.(1)	642,400	1,255,649
Sandstorm Gold Ltd.(1)	594,907	4,849,944
Seabridge Gold, Inc.(1)	107,400	1,556,226
SEMAFO, Inc.	638,700	2,929,701
Silver Standard Resources, Inc.(1)	215,400	2,421,096
Silver Wheaton Corp.	1,355,600	36,384,304
Tahoe Resources, Inc.(1)	467,700	6,463,549
Torex Gold Resources, Inc.(1)	4,887,790	7,921,475
Yamana Gold, Inc.	2,399,342	37,023,537
Yamana Gold, Inc. New York Shares	926,381	14,266,267
		547,717,175
JERSEY — 4.4%
Randgold Resources Ltd. ADR	400,400	36,040,004
PERU — 4.0%
Cia de Minas Buenaventura SA ADR	867,600	32,951,448
SOUTH AFRICA — 7.4%
AngloGold Ashanti Ltd.	465,502	15,955,364
AngloGold Ashanti Ltd. ADR	499,676	17,158,874
Gold Fields Ltd.	1,462,510	18,676,821
Great Basin Gold Ltd.(1)	2,127,600	1,441,945
Harmony Gold Mining Co. Ltd.	867,150	8,139,000
		61,372,004
UNITED KINGDOM — 0.3%
Fresnillo plc	112,003	2,570,475
UNITED STATES — 15.3%
Allied Nevada Gold Corp.(1)	479,600	13,604,605
Coeur d’Alene Mines Corp.(1)	355,259	6,238,348
Gold Resource Corp.	31,700	823,883
Hecla Mining Co.	502,900	2,388,775
Newmont Mining Corp.	1,421,514	68,957,644
Royal Gold, Inc.	442,421	34,685,806
		126,699,061
TOTAL COMMON STOCKS (Cost $438,355,053)		816,094,237

11

Shares	Value
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 4.00%, 2/15/15 – 6/30/16), valued at $3,299,454, in a joint trading account at 0.10%, dated 6/29/12, due 7/2//12 (Delivery value $3,236,617)		$3,236,590
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $3,309,711), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $3,236,616)		3,236,589
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $824,226), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $809,151)		809,147
SSgA U.S. Government Money Market Fund	2,892,688	2,892,688
TOTAL TEMPORARY CASH INVESTMENTS(Cost $10,175,014)		10,175,014
TOTAL INVESTMENT SECURITIES — 100.0%(Cost $448,530,067)		826,269,251
OTHER ASSETS AND LIABILITIES†		(163,876)
TOTAL NET ASSETS — 100.0%		$826,105,375

Notes to Schedule of Investments

ADR = American Depositary Receipt
† Category is less than 0.05% of total net assets.
(1) Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $448,530,067)	$826,269,251
Foreign currency holdings, at value (cost of $177,250)	178,615
Receivable for capital shares sold	134,523
Dividends and interest receivable	357,542
826,939,931

Liabilities
Payable for capital shares redeemed	358,968
Accrued management fees	468,779
Distribution and service fees payable	6,809
834,556

Net Assets	$826,105,375

Net Assets Consist of:
Capital (par value and paid-in surplus)	$490,837,479
Accumulated net investment loss	(28,157,410)
Accumulated net realized loss	(14,315,326)
Net unrealized appreciation	377,740,632
$826,105,375

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$789,135,339	46,207,757	$17.08
Institutional Class, $0.01 Par Value	$15,971,130	932,215	$17.13
A Class, $0.01 Par Value	$15,549,530	920,222	$16.90*
C Class, $0.01 Par Value	$2,825,889	170,663	$16.56
R Class, $0.01 Par Value	$2,623,487	155,623	$16.86

*Maximum offering price $17.93 (net asset value divided by 0.9425)

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $971,920)	$9,708,044
Interest	3,610
9,711,654

Expenses:
Management fees	7,097,372
Distribution and service fees:
A Class	52,284
B Class	4,959
C Class	34,905
R Class	14,320
Directors’ fees and expenses	55,899
Other expenses	24,109
7,283,848

Net investment income (loss)	2,427,806

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,670,538
Foreign currency transactions	5,050
10,675,588

Change in net unrealized appreciation (depreciation) on:
Investments	(228,358,802)
Translation of assets and liabilities in foreign currencies	(526)
(228,359,328)

Net realized and unrealized gain (loss)	(217,683,740)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(215,255,934)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$2,427,806	$(2,154,649)
Net realized gain (loss)	10,675,588	171,285,153
Change in net unrealized appreciation (depreciation)	(228,359,328)	(44,108,072)
Net increase (decrease) in net assets resulting from operations	(215,255,934)	125,022,432

Distributions to Shareholders
From net investment income:
Investor Class	—	(74,345,381)
Institutional Class	—	(1,350,244)
A Class	—	(1,509,611)
B Class	—	(87,903)
C Class	—	(198,002)
R Class	—	(135,833)
From net realized gains:
Investor Class	(62,330,676)	(72,322,529)
Institutional Class	(1,210,470)	(1,263,890)
A Class	(1,344,005)	(1,535,236)
B Class	—	(102,609)
C Class	(231,742)	(222,320)
R Class	(176,128)	(142,583)
Decrease in net assets from distributions	(65,293,021)	(153,216,141)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(23,527,458)	84,068,886

Redemption Fees
Increase in net assets from redemption fees	103,257	174,977

Net increase (decrease) in net assets	(303,973,156)	56,050,154

Net Assets
Beginning of period	1,130,078,531	1,074,028,377
End of period	$826,105,375	$1,130,078,531

Accumulated net investment loss	$(28,157,410)	$(48,407,336)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other metals throughout the world.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

16

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 0.68% for the Investor Class, A Class, C Class and R Class and 0.48% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $79,864,966 and $163,535,638, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	5,806,654	$124,924,527	8,972,049	$225,635,610
Issued in reinvestment of distributions	2,827,619	57,853,227	5,119,136	136,524,838
Redeemed	(9,646,763)	(207,328,985)	(11,539,226)	(286,921,826)
	(1,012,490)	(24,551,231)	2,551,959	75,238,622
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	354,270	7,690,633	363,533	9,132,218
Issued in reinvestment of distributions	59,019	1,210,470	98,002	2,614,134
Redeemed	(347,270)	(7,530,923)	(276,395)	(6,803,179)
	66,019	1,370,180	185,140	4,943,173
A Class/Shares Authorized	20,000,000		20,000,000
Sold	613,953	12,775,556	601,435	14,958,572
Issued in reinvestment of distributions	59,626	1,209,218	97,614	2,586,084
Redeemed	(690,337)	(14,041,150)	(671,729)	(16,648,701)
	(16,758)	(56,376)	27,320	895,955
B Class/Shares Authorized	N/A		10,000,000
Sold	1,998	48,275	4,430	110,080
Issued in reinvestment of distributions	—	—	6,752	177,233
Redeemed	(69,501)	(1,505,515)	(16,528)	(399,359)
	(67,503)	(1,457,240)	(5,346)	(112,046)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	44,299	998,056	74,941	1,859,020
Issued in reinvestment of distributions	8,033	160,254	10,909	286,073
Redeemed	(41,633)	(893,049)	(27,908)	(668,753)
	10,699	265,261	57,942	1,476,340
R Class/Shares Authorized	10,000,000		10,000,000
Sold	89,907	1,917,174	93,224	2,283,666
Issued in reinvestment of distributions	8,693	176,128	10,498	278,416
Redeemed	(55,906)	(1,191,354)	(39,432)	(935,240)
	42,694	901,948	64,290	1,626,842
Net increase (decrease)	(977,339)	$(23,527,458)	2,881,305	$84,068,886

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$279,730,117	$409,665,059	—
Domestic Common Stocks	113,094,456	13,604,605	—
Temporary Cash Investments	2,892,688	7,282,326	—
Total Value of Investment Securities	$395,717,261	$430,551,990	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	—	$80,549,110
Long-term capital gains	$65,293,021	$72,667,031

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses and passive foreign investment company transactions, were made to capital $(8,138,409), accumulated net investment loss $17,822,120, and accumulated net realized loss $(9,683,711).

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$486,062,950
Gross tax appreciation of investments	$381,097,441
Gross tax depreciation of investments	(40,891,140)
Net tax appreciation (depreciation) of investments	$340,206,301
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$1,448
Net tax appreciation (depreciation)	$340,207,749
Undistributed ordinary income	—
Post-October capital loss deferral	$(4,939,853)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

The loss deferral represents certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$22.90	0.05	(4.50)	(4.45)	—	(1.37)	(1.37)	—(3)	$17.08	(20.43)%	0.69%	0.23%	8%	$789,135
2011	$23.11	(0.04)	3.06	3.02	(1.60)	(1.63)	(3.23)	—(3)	$22.90	11.44%	0.69%	(0.18)%	32%	$1,081,258
2010	$16.24	(0.03)	7.03	7.00	(0.13)	—	(0.13)	—(3)	$23.11	43.18%	0.69%	(0.16)%	24%	$1,032,309
2009	$23.54	(0.01)	(5.35)	(5.36)	—(3)	(1.94)	(1.94)	—(3)	$16.24	(21.19)%	0.70%	(0.09)%	20%	$792,814
2008	$18.26	(0.04)	5.42	5.38	(0.11)	—	(0.11)	0.01	$23.54	29.61%	0.68%	(0.17)%	17%	$1,136,741
Institutional Class
2012	$22.92	0.10	(4.52)	(4.42)	—	(1.37)	(1.37)	—(3)	$17.13	(20.28)%	0.49%	0.43%	8%	$15,971
2011	$23.13	0.01	3.06	3.07	(1.65)	(1.63)	(3.28)	—(3)	$22.92	11.64%	0.49%	0.02%	32%	$19,854
2010	$16.25	0.01	7.04	7.05	(0.17)	—	(0.17)	—(3)	$23.13	43.51%	0.49%	0.04%	24%	$15,751
2009	$23.55	0.01	(5.34)	(5.33)	(0.03)	(1.94)	(1.97)	—(3)	$16.25	(21.04)%	0.50%	0.11%	20%	$9,076
2008(4)	$21.67	0.01	1.99	2.00	(0.13)	—	(0.13)	0.01	$23.55	9.37%	0.48%(5)	0.05%(5)	17%(6)	$10,353
A Class(7)
2012	$22.72	—(3)	(4.45)	(4.45)	—	(1.37)	(1.37)	—(3)	$16.90	(20.60)%	0.94%	(0.02)%	8%	$15,550
2011	$22.95	(0.10)	3.03	2.93	(1.53)	(1.63)	(3.16)	—(3)	$22.72	11.15%	0.94%	(0.43)%	32%	$21,292
2010	$16.13	(0.08)	6.97	6.89	(0.07)	—	(0.07)	—(3)	$22.95	42.80%	0.94%	(0.41)%	24%	$20,879
2009	$23.46	(0.06)	(5.33)	(5.39)	—	(1.94)	(1.94)	—(3)	$16.13	(21.40)%	0.95%	(0.34)%	20%	$16,866
2008	$18.22	(0.09)	5.40	5.31	(0.08)	—	(0.08)	0.01	$23.46	29.28%	0.93%	(0.42)%	17%	$8,506

22

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$22.46	(0.16)	(4.37)	(4.53)	—	(1.37)	(1.37)	—(3)	$16.56	(21.21)%	1.69%	(0.77)%	8%	$2,826
2011	$22.72	(0.29)	2.99	2.70	(1.33)	(1.63)	(2.96)	—(3)	$22.46	10.31%	1.69%	(1.18)%	32%	$3,593
2010	$16.02	(0.23)	6.93	6.70	—	—	—	—(3)	$22.72	41.82%	1.69%	(1.16)%	24%	$2,318
2009	$23.48	(0.18)	(5.34)	(5.52)	—	(1.94)	(1.94)	—(3)	$16.02	(21.98)%	1.70%	(1.09)%	20%	$1,006
2008(4)	$21.67	(0.20)	2.00	1.80	—	—	—	0.01	$23.48	8.40%	1.68%(5)	(1.17)%(5)	17%(6)	$151
R Class
2012	$22.73	(0.05)	(4.45)	(4.50)	—	(1.37)	(1.37)	—(3)	$16.86	(20.82)%	1.19%	(0.27)%	8%	$2,623
2011	$22.96	(0.16)	3.02	2.86	(1.46)	(1.63)	(3.09)	—(3)	$22.73	10.87%	1.19%	(0.68)%	32%	$2,567
2010	$16.13	(0.13)	6.98	6.85	(0.02)	—	(0.02)	—(3)	$22.96	42.50%	1.19%	(0.66)%	24%	$1,117
2009	$23.52	(0.11)	(5.34)	(5.45)	—	(1.94)	(1.94)	—(3)	$16.13	(21.62)%	1.20%	(0.59)%	20%	$313
2008(4)	$21.67	(0.12)	2.01	1.89	(0.05)	—	(0.05)	0.01	$23.52	8.83%	1.18%(5)	(0.71)%(5)	17%(6)	$27

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	September 28, 2007 (commencement of sale) through June 30, 2008.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.
(7)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

25

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	•consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

30

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $65,293,021, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2012.

For the fiscal year ended June 30, 2012, the fund intends to pass through to shareholders $971,920, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2012, the fund earned $8,530,361 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2012 are $0.1763 and $0.0201, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75837   1208

ANNUAL REPORT                  JUNE 30, 2012

Equity Market Neutral Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	29
Report of Independent Registered Public Accounting Firm	31
Management	32
Approval of Management Agreement	35
Additional Information	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ALHIX	1.64%	-0.84%	1.20%	9/30/05
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.04%	0.87%	1.85%	—
Institutional Class	ALISX	1.82%	-0.65%	1.40%	9/30/05
A Class No sales charge* With sales charge*	ALIAX	1.36% -4.50%	-1.09% -2.25%	0.96% 0.07%	9/30/05
C Class	ALICX	0.61%	-1.83%	0.19%	9/30/05
R Class	ALIRX	1.08%	-1.35%	0.68%	9/30/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
3.51%	3.31%	3.76%	4.51%	4.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Equity Market Neutral returned 1.64%* for the fiscal year ended June 30, 2012, compared with the 0.04% return of its benchmark, the Barclays U.S. 1–3 Month Treasury Bill Index.

Equity Market Neutral is designed to generate capital appreciation in all market environments, regardless of general stock market performance, so the fund uses a riskless asset—a short-term Treasury bill index—as its benchmark. In a volatile market environment that produced mixed results for stocks (see page 3 for details), the fund met its investment objective, posting a positive overall return and outperforming its benchmark. The outperformance was driven primarily by the fund’s short positions, which delivered positive results for the 12-month period and more than offset the decline in the fund’s long positions.

Short Positions Outperformed

Equity Market Neutral’s short positions—which are designed to profit when a stock’s price declines—produced positive returns for the reporting period. Short positions in the information technology and consumer discretionary sectors contributed the most to performance. The leading contributors in the information technology sector included short positions in solar power products maker First Solar and communications equipment manufacturer Acme Packet. First Solar fell sharply as demand for solar power installations declined substantially, while Acme Packet failed to meet earnings expectations amid weak capital spending by domestic telecommunication services providers.

In the consumer discretionary sector, the top short positions were photo company Eastman Kodak and airline operator AMR. Both companies filed for bankruptcy protection during the 12-month period, sending their share prices down precipitously. Other meaningful contributors to performance among the fund’s short positions included semiconductor maker MEMC Electronic Materials, which has significant exposure to the solar industry, and steelmaker AK Steel, which struggled with declining global demand for steel and falling prices.

On the downside, the portfolio’s short positions in the more defensive health care and consumer staples sectors detracted the most from performance. Biotechnology firm VIVUS, homebuilder Ryland Group, and auto parts maker Westport Innovations were the most significant individual detractors among short positions. VIVUS soared as its medication to treat obesity and diabetes moved closer to FDA approval; Ryland Group rallied as the market for new homes appeared to show early signs of an upturn; and Westport Innovations, which makes engines that run on natural gas, benefited from a developing shift from diesel to natural gas among long-haul truckers.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Long Positions Declined

The long portion of the Equity Market Neutral portfolio posted a negative return for the 12-month period, driven in large part by stock selection in the information technology and materials sectors. In the information technology sector, the most significant detractors among long positions included semiconductor maker GT Advanced Technologies and electronic components maker Vishay Intertechnology. GT Advanced Technologies fell amid concerns about oversupply in its primary business of solar power products, while Vishay reported disappointing earnings as sales volumes fell and profit margins narrowed.

In the materials sector, metals and mining stocks detracted the most, led by two silver producers—Pan American Silver and Hecla Mining. Both companies struggled with declining silver prices during the period; in addition, Pan American Silver faced hurdles in its flagship development project in Argentina, while higher costs and mine disruptions weighed on Hecla’s earnings.

Other notable decliners in the long portion of the portfolio included auto parts maker TRW Automotive and grocery chain SUPERVALU. TRW slumped amid a slowdown in vehicle sales and narrowing profit margins resulting from higher raw materials costs, while SUPERVALU reported weak same-store sales growth and suspended its dividend.

On the positive side, the fund’s long positions in the health care sector produced the best returns. Top individual contributors included health care provider WellCare Health Plans and biotechnology firm Pharmacyclics. WellCare Health Plans delivered better-than-expected profits thanks to a strong increase in enrollment and cost reductions. Pharmacyclics, which focuses on small-molecule medications used to treat cancer and auto-immune diseases, rallied sharply as the company announced promising clinical trial data for an experimental lymphoma drug.

Elsewhere in the portfolio, long positions in building products maker Masco and internet services provider AOL added value for the 12 months. Masco benefited from an improving outlook for the housing sector, while AOL advanced as the company reported strong earnings and agreed to sell its patent portfolio for over $1 billion.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Long Holdings	% of net assets
Dean Foods Co.	0.77%
PetSmart, Inc.	0.74%
Beacon Roofing Supply, Inc.	0.73%
PulteGroup, Inc.	0.72%
Allied World Assurance Co. Holdings AG	0.72%
Alliance Data Systems Corp.	0.70%
Foot Locker, Inc.	0.69%
Marathon Petroleum Corp.	0.68%
Con-way, Inc.	0.68%
Synopsys, Inc.	0.68%

Top Ten Short Holdings	% of net assets
Textainer Group Holdings Ltd.	(0.80)%
Concur Technologies, Inc.	(0.76)%
American International Group, Inc.	(0.75)%
CoStar Group, Inc.	(0.72)%
Wright Express Corp.	(0.72)%
HMS Holdings Corp.	(0.72)%
Gildan Activewear, Inc.	(0.72)%
Louisiana-Pacific Corp.	(0.69)%
Family Dollar Stores, Inc.	(0.69)%
MBIA, Inc.	(0.69)%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Common Stocks Sold Short	(99.2)%
Temporary Cash Investments	1.3%
Other Assets and Liabilities*	98.4%

*	Amount relates primarily to deposits with broker for securities sold short at period end.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$990.60	$17.57	3.55%
Institutional Class	$1,000	$990.70	$16.58	3.35%
A Class	$1,000	$988.60	$18.79	3.80%
C Class	$1,000	$985.20	$22.46	4.55%
R Class	$1,000	$987.50	$20.01	4.05%
Hypothetical
Investor Class	$1,000	$1,007.21	$17.72	3.55%
Institutional Class	$1,000	$1,008.21	$16.73	3.35%
A Class	$1,000	$1,005.97	$18.95	3.80%
C Class	$1,000	$1,002.24	$22.65	4.55%
R Class	$1,000	$1,004.72	$20.19	4.05%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

	Shares	Value
Common Stocks — 99.5%
AEROSPACE AND DEFENSE — 2.3%
Huntington Ingalls Industries, Inc.(1)(2)	9,814	$394,915
L-3 Communications Holdings, Inc.	1,398	103,466
Northrop Grumman Corp.(1)	6,288	401,112
Teledyne Technologies, Inc.(1)(2)	5,728	353,131
Textron, Inc.(1)	12,937	321,743
		1,574,367
AIR FREIGHT AND LOGISTICS — 0.6%
FedEx Corp.	4,135	378,807
AUTO COMPONENTS — 0.9%
Lear Corp.(1)	7,270	274,297
WABCO Holdings, Inc.(1)(2)	6,862	363,206
		637,503
BEVERAGES — 1.2%
Boston Beer Co., Inc., Class A(1)(2)	3,710	448,910
Constellation Brands, Inc., Class A(1)(2)	14,670	396,970
		845,880
BIOTECHNOLOGY — 1.7%
Amgen, Inc.	2,409	175,954
Biogen Idec, Inc.(2)	931	134,418
Celgene Corp.(2)	2,727	174,964
Cubist Pharmaceuticals, Inc.(1)(2)	4,166	157,933
Momenta Pharmaceuticals, Inc.(2)	9,141	123,586
Pharmacyclics, Inc.(2)	4,202	229,471
United Therapeutics Corp.(2)	3,649	180,188
		1,176,514
BUILDING PRODUCTS — 0.5%
Masco Corp.(1)	24,616	341,424
CAPITAL MARKETS — 2.1%
Affiliated Managers Group, Inc.(1)(2)	3,781	413,831
Greenhill & Co., Inc.	3,466	123,563
Investment Technology Group, Inc.(1)(2)	20,555	189,106
Legg Mason, Inc.(1)	10,765	283,873
LPL Financial Holdings, Inc.	9,505	320,984
Waddell & Reed Financial, Inc.	2,026	61,347
		1,392,704
CHEMICALS — 4.9%
CF Industries Holdings, Inc.(1)	2,335	452,383
Cytec Industries, Inc.(1)	6,035	353,892
Georgia Gulf Corp.(1)	2,196	56,371
Huntsman Corp.(1)	30,300	392,082
LyondellBasell Industries NV, Class A(1)	6,752	271,903
Methanex Corp.(1)	12,707	353,763
Monsanto Co.(1)	4,944	409,264
NewMarket Corp.	1,754	379,917
PPG Industries, Inc.(1)	1,921	203,857
Rockwood Holdings, Inc.(1)	6,712	297,677
W.R. Grace & Co.(2)	2,848	143,682
		3,314,791
COMMERCIAL BANKS — 1.4%
CapitalSource, Inc.(1)	54,738	367,839
PacWest Bancorp.	5,270	124,741
Regions Financial Corp.(1)	63,766	430,421
		923,001
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Portfolio Recovery Associates, Inc.(2)	3,605	328,992
COMMUNICATIONS EQUIPMENT — 2.2%
Arris Group, Inc.(1)(2)	29,757	413,920
Brocade Communications Systems, Inc.(1)(2)	78,471	386,862
Ciena Corp.(1)(2)	27,866	456,166
Research In Motion Ltd.(1)(2)	32,738	241,934
		1,498,882
COMPUTERS AND PERIPHERALS — 1.1%
Seagate Technology plc(1)	15,985	395,309
Western Digital Corp.(1)(2)	10,871	331,348
		726,657
CONSTRUCTION AND ENGINEERING — 1.6%
Chicago Bridge & Iron Co. NV New York Shares(1)	10,574	401,389
Granite Construction, Inc.(1)	13,575	354,443
URS Corp.(1)	10,406	362,962
		1,118,794
CONSUMER FINANCE — 0.9%
American Express Co.	3,969	231,036
Cash America International, Inc.(1)	8,527	375,529
		606,565

11

	Shares	Value
CONTAINERS AND PACKAGING — 0.7%
Graphic Packaging Holding Co.(1)(2)	26,910	$148,005
Owens-Illinois, Inc.(1)(2)	18,102	347,015
		495,020
DIVERSIFIED CONSUMER SERVICES — 2.3%
Apollo Group, Inc., Class A(1)(2)	10,443	377,932
Bridgepoint Education, Inc.(1)(2)	15,777	343,939
Coinstar, Inc.(1)(2)	6,149	422,190
ITT Educational Services, Inc.(1)(2)	6,154	373,855
Regis Corp.	2,004	35,992
		1,553,908
DIVERSIFIED FINANCIAL SERVICES — 1.3%
Bank of America Corp.	21,871	178,905
Interactive Brokers Group, Inc., Class A(1)	21,751	320,175
Moody’s Corp.(1)	5,537	202,377
NASDAQ OMX Group, Inc. (The)(1)	9,061	205,413
		906,870
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Vonage Holdings Corp.(1)(2)	118,928	239,045
ELECTRICAL EQUIPMENT — 1.7%
Acuity Brands, Inc.(1)	7,067	359,781
Belden, Inc.(1)	11,684	389,661
Brady Corp., Class A(1)	1,358	37,359
EnerSys(1)(2)	11,289	395,905
		1,182,706
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.6%
Celestica, Inc.(1)(2)	49,636	360,357
Itron, Inc.(1)(2)	10,499	432,979
Molex, Inc.(1)	15,949	381,819
Tech Data Corp.(1)(2)	7,582	365,225
Vishay Intertechnology, Inc.(1)(2)	23,309	219,804
		1,760,184
ENERGY EQUIPMENT AND SERVICES — 2.0%
Diamond Offshore Drilling, Inc.(1)	3,615	213,755
Exterran Holdings, Inc.(1)(2)	24,992	318,648
Gulfmark Offshore, Inc. Class A(2)	3,678	125,199
Helix Energy Solutions Group, Inc.(1)(2)	23,502	385,668
National Oilwell Varco, Inc.(1)	5,198	334,959
		1,378,229
FOOD AND STAPLES RETAILING — 0.5%
SUPERVALU, Inc.(1)	70,191	363,589
FOOD PRODUCTS — 1.3%
Archer-Daniels-Midland Co.	4,854	143,290
Dean Foods Co.(1)(2)	30,882	525,921
Tyson Foods, Inc., Class A(1)	10,516	198,016
		867,227
GAS UTILITIES — 0.5%
Northwest Natural Gas Co.(1)	7,712	367,091
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.2%
Align Technology, Inc.(1)(2)	11,835	395,999
Boston Scientific Corp.(2)	28,942	164,101
Hill-Rom Holdings, Inc.(1)	10,043	309,827
Hologic, Inc.(1)(2)	19,577	353,169
Thoratec Corp.(1)(2)	7,208	242,045
		1,465,141
HEALTH CARE PROVIDERS AND SERVICES — 2.0%
Humana, Inc.(1)	5,023	388,981
McKesson Corp.	4,424	414,750
Molina Healthcare, Inc.(1)(2)	14,011	328,698
Omnicare, Inc.	5,488	171,390
Select Medical Holdings Corp.(2)	5,015	50,702
		1,354,521
HOTELS, RESTAURANTS AND LEISURE — 2.1%
Ameristar Casinos, Inc.(1)	8,027	142,640
Bob Evans Farms, Inc.(1)	9,818	394,684
Brinker International, Inc.(1)	10,391	331,161
Papa John’s International, Inc.(2)	3,273	155,697
Penn National Gaming, Inc.(1)(2)	8,450	376,785
		1,400,967
HOUSEHOLD DURABLES — 1.7%
Garmin Ltd.	4,462	170,850
Harman International Industries, Inc.(1)	7,038	278,705
Jarden Corp.	1,969	82,737
PulteGroup, Inc.(1)(2)	45,962	491,793
Tempur-Pedic International, Inc.(1)(2)	4,197	98,168
		1,122,253
HOUSEHOLD PRODUCTS — 0.4%
Spectrum Brands Holdings, Inc.(1)(2)	8,216	267,595

12

	Shares	Value
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.4%
AES Corp. (The)(1)(2)	4,279	$54,899
GenOn Energy, Inc.(2)	46,590	79,669
TransAlta Corp.	9,468	160,672
		295,240
INSURANCE — 6.5%
Allied World Assurance Co. Holdings AG(1)	6,113	485,800
American National Insurance Co.	2,771	197,489
Arch Capital Group Ltd.(1)(2)	9,033	358,520
Aspen Insurance Holdings Ltd.	12,091	349,430
Assurant, Inc.(1)	8,990	313,212
Axis Capital Holdings Ltd.	3,039	98,919
CNA Financial Corp.(1)	12,879	357,006
Everest Re Group Ltd.	3,520	364,285
Loews Corp.(1)	9,100	372,281
Principal Financial Group, Inc.(1)	14,885	390,433
Protective Life Corp.(1)	14,167	416,651
Prudential Financial, Inc.(1)	7,065	342,158
Validus Holdings Ltd.(1)	11,391	364,854
		4,411,038
INTERNET SOFTWARE AND SERVICES — 1.5%
Ancestry.com, Inc.(1)(2)	12,330	339,445
AOL, Inc.(1)(2)	13,523	379,726
Dice Holdings, Inc.(1)(2)	34,102	320,218
		1,039,389
IT SERVICES — 3.4%
Acxiom Corp.(1)(2)	25,592	386,695
Alliance Data Systems Corp.(1)(2)	3,520	475,200
CACI International, Inc., Class A(1)(2)	6,644	365,553
Computer Sciences Corp.	1,644	40,804
Heartland Payment Systems, Inc.(1)	12,514	376,421
SAIC, Inc.	3,844	46,590
Total System Services, Inc.(1)	15,814	378,429
Unisys Corp.(1)(2)	13,533	264,570
		2,334,262
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Polaris Industries, Inc.(1)	906	64,761
LIFE SCIENCES TOOLS AND SERVICES — 0.9%
Agilent Technologies, Inc.	7,222	283,392
Charles River Laboratories International, Inc.(2)	5,137	168,288
Life Technologies Corp.(2)	4,288	192,917
		644,597
MACHINERY — 3.4%
Actuant Corp., Class A(1)	16,090	437,004
Cummins, Inc.	3,860	374,073
Lincoln Electric Holdings, Inc.	7,945	347,911
Oshkosh Corp.(2)	4,316	90,420
Parker-Hannifin Corp.(1)	527	40,516
Robbins & Myers, Inc.(1)	7,756	324,356
Sauer-Danfoss, Inc.(1)	10,449	364,984
Wabtec Corp.(1)	4,010	312,820
		2,292,084
MEDIA — 2.4%
CBS Corp., Class B(1)	13,675	448,266
Live Nation Entertainment, Inc.(2)	3,873	35,554
Regal Entertainment Group Class A(1)	26,852	369,484
Scholastic Corp.(1)	12,352	347,832
Scripps Networks Interactive, Inc. Class A	903	51,345
Sirius XM Radio, Inc.(1)(2)	186,593	345,197
		1,597,678
METALS AND MINING — 2.9%
Coeur d’Alene Mines Corp.(1)(2)	21,512	377,751
Freeport-McMoRan Copper & Gold, Inc.(1)	2,317	78,940
Nevsun Resources Ltd.(1)	61,900	200,556
Silver Wheaton Corp.(1)	14,281	383,302
Steel Dynamics, Inc.(1)	22,526	264,681
Stillwater Mining Co.(1)(2)	32,858	280,607
Teck Resources Ltd.(1)	12,175	376,694
		1,962,531
MULTI-UTILITIES — 0.6%
Ameren Corp.(1)	11,755	394,263
MULTILINE RETAIL — 1.6%
Dillard’s, Inc., Class A(1)	5,404	344,127
Macy’s, Inc.(1)	9,402	322,958
Saks, Inc.(1)(2)	41,946	446,725
		1,113,810

13

	Shares	Value
OIL, GAS AND CONSUMABLE FUELS — 6.1%
Apache Corp.	3,952	$347,341
Chevron Corp.(1)	3,664	386,552
Cloud Peak Energy, Inc.(1)(2)	21,661	366,288
ConocoPhillips(1)	5,243	292,979
Denbury Resources, Inc.(1)(2)	24,594	371,615
Energy XXI Bermuda Ltd.(1)	13,087	409,492
Gran Tierra Energy, Inc.(2)	15,181	74,539
HollyFrontier Corp.	6,185	219,135
Marathon Petroleum Corp.(1)	10,324	463,754
Occidental Petroleum Corp.	4,416	378,760
Suncor Energy, Inc.(1)	13,095	379,100
Western Refining, Inc.(1)	19,557	435,535
		4,125,090
PAPER AND FOREST PRODUCTS — 0.6%
Buckeye Technologies, Inc.	1,809	51,539
Domtar Corp.(1)	4,499	345,118
		396,657
PERSONAL PRODUCTS — 0.4%
Nu Skin Enterprises, Inc., Class A	5,421	254,245
PHARMACEUTICALS — 2.6%
Eli Lilly & Co.(1)	9,453	405,628
Merck & Co., Inc.(1)	9,447	394,412
Pfizer, Inc.(1)	17,401	400,223
ViroPharma, Inc.(1)(2)	7,781	184,410
Warner Chilcott plc Class A(1)(2)	19,949	357,486
		1,742,159
PROFESSIONAL SERVICES — 1.7%
Corporate Executive Board Co. (The)(1)	10,120	413,705
Robert Half International, Inc.(1)	12,517	357,611
Towers Watson & Co., Class A(1)	5,840	349,816
		1,121,132
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.3%
CBL & Associates Properties, Inc.(1)	21,707	424,155
First Industrial Realty Trust, Inc.(1)(2)	30,955	390,652
LaSalle Hotel Properties(1)	14,701	428,387
Lexington Realty Trust(1)	42,377	358,933
Post Properties, Inc.(1)	5,821	284,938
Taubman Centers, Inc.(1)	4,741	365,816
		2,252,881
ROAD AND RAIL — 1.8%
Con-way, Inc.(1)	12,795	462,027
Dollar Thrifty Automotive Group, Inc.(1)(2)	5,248	424,878
Landstar System, Inc.(1)	6,923	358,058
		1,244,963
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.3%
Advanced Micro Devices, Inc.(1)(2)	62,860	360,188
Cypress Semiconductor Corp.(1)(2)	21,980	290,576
GT Advanced Technologies, Inc.(1)(2)	46,802	247,114
KLA-Tencor Corp.(1)	7,720	380,210
Lam Research Corp.(2)	4,419	166,773
LSI Corp.(1)(2)	56,522	360,045
NVIDIA Corp.(1)(2)	29,117	402,397
		2,207,303
SOFTWARE — 5.0%
Activision Blizzard, Inc.(1)	30,069	360,527
Autodesk, Inc.(1)(2)	11,624	406,724
Cadence Design Systems, Inc.(1)(2)	38,310	421,027
JDA Software Group, Inc.(1)(2)	11,078	328,906
Mentor Graphics Corp.(1)(2)	29,803	447,045
Oracle Corp.(1)	13,750	408,375
Symantec Corp.(1)(2)	23,862	348,624
Synopsys, Inc.(1)(2)	15,640	460,285
TiVo, Inc.(2)	5,019	41,507
Zynga, Inc. Class A(2)	30,019	163,303
		3,386,323
SPECIALTY RETAIL — 3.9%
Aaron’s, Inc.(1)	9,386	265,718
Advance Auto Parts, Inc.	2,256	153,904
Best Buy Co., Inc.(1)	19,519	409,118
Foot Locker, Inc.(1)	15,380	470,321
GameStop Corp., Class A(1)	16,165	296,789
Home Depot, Inc. (The)	4,322	229,023
O’Reilly Automotive, Inc.(2)	1,164	97,508
PetSmart, Inc.(1)	7,371	502,555
Select Comfort Corp.(1)(2)	11,216	234,639
		2,659,575
TEXTILES, APPAREL AND LUXURY GOODS — 1.9%
Crocs, Inc.(1)(2)	19,157	309,385
Fifth & Pacific Cos., Inc.(1)(2)	28,215	302,747

14

	Shares	Value
Iconix Brand Group, Inc.(1)(2)	21,446	$374,662
Jones Group, Inc. (The)(1)	31,081	297,134
		1,283,928
THRIFTS AND MORTGAGE FINANCE — 0.1%
People’s United Financial, Inc.	4,745	55,089
TRADING COMPANIES AND DISTRIBUTORS — 0.8%
Beacon Roofing Supply, Inc.(1)(2)	19,776	498,751
W.W. Grainger, Inc.	222	42,455
		541,206
WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Sprint Nextel Corp.(1)(2)	114,013	371,682
United States Cellular Corp.(2)	2,795	107,943
		479,625
TOTAL COMMON STOCKS(Cost $63,095,006)		67,489,056
Temporary Cash Investments — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 4.00%, 2/15/15 – 6/30/16, valued at $291,081), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $285,538)		285,536
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $291,986), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $285,537)		285,535
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $72,714), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $71,384)		71,384
SSgA U.S. Government Money Market Fund	250,941	250,941
TOTAL TEMPORARY CASH INVESTMENTS (Cost $893,396)		893,396
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 100.8% (Cost $63,988,402)		68,382,452
Common Stocks Sold Short — (99.2)%
AEROSPACE AND DEFENSE — (2.0)%
AAR Corp.	(17,964)	(242,155)
CAE, Inc.	(34,131)	(330,388)
Precision Castparts Corp.	(2,210)	(363,523)
Spirit Aerosystems Holdings, Inc. Class A	(19,055)	(454,080)
		(1,390,146)
AIR FREIGHT AND LOGISTICS — (0.5)%
Atlas Air Worldwide Holdings, Inc.	(8,468)	(368,443)
AIRLINES — (0.9)%
Allegiant Travel Co.	(3,470)	(241,790)
US Airways Group, Inc.	(27,225)	(362,909)
		(604,699)
AUTO COMPONENTS — (1.7)%
Gentex Corp.	(16,601)	(346,463)
Goodyear Tire & Rubber Co. (The)	(37,490)	(442,757)
Johnson Controls, Inc.	(12,374)	(342,883)
		(1,132,103)
AUTOMOBILES — (0.3)%
Tesla Motors, Inc.	(5,962)	(186,551)
BEVERAGES — (0.7)%
Beam, Inc.	(6,030)	(376,815)
Brown-Forman Corp. Class B	(1,257)	(121,740)
		(498,555)
BIOTECHNOLOGY — (2.9)%
Ariad Pharmaceuticals, Inc.	(9,864)	(169,759)
BioMarin Pharmaceutical, Inc.	(4,621)	(182,899)
Cepheid, Inc.	(4,268)	(190,993)
Halozyme Therapeutics, Inc.	(14,858)	(131,642)
Idenix Pharmaceuticals, Inc.	(18,245)	(187,924)
Incyte Corp. Ltd.	(7,587)	(172,225)
Ironwood Pharmaceuticals, Inc.	(12,764)	(175,888)
Medivation, Inc.	(2,015)	(184,171)
Regeneron Pharmaceuticals, Inc.	(1,405)	(160,479)
Seattle Genetics, Inc.	(6,831)	(173,439)
Theravance, Inc.	(9,493)	(210,935)
		(1,940,354)
BUILDING PRODUCTS — (0.5)%
Owens Corning	(12,075)	(344,621)
CAPITAL MARKETS — (2.3)%
Ares Capital Corp.	(23,826)	(380,263)
Knight Capital Group, Inc. Class A	(31,935)	(381,304)
Morgan Stanley	(22,155)	(323,241)
Prospect Capital Corp.	(39,459)	(449,438)
Teton Advisors, Inc., Class B	(20)	(8)
		(1,534,254)

15

	Shares	Value
CHEMICALS — (3.6)%
Air Products & Chemicals, Inc.	(4,520)	$(364,899)
Ashland, Inc.	(6,628)	(459,387)
Cabot Corp.	(11,207)	(456,125)
Ecolab, Inc.	(6,141)	(420,843)
Intrepid Potash, Inc.	(10,897)	(248,016)
Olin Corp.	(4,034)	(84,270)
Praxair, Inc.	(3,501)	(380,664)
		(2,414,204)
COMMERCIAL BANKS — (2.5)%
CIT Group, Inc.	(5,136)	(183,047)
First Niagara Financial Group, Inc.	(42,841)	(327,734)
First Republic Bank	(8,135)	(273,336)
Iberiabank Corp.	(1,324)	(66,796)
Texas Capital Bancshares, Inc.	(10,724)	(433,142)
Toronto-Dominion Bank (The)	(598)	(46,781)
Valley National Bancorp	(31,830)	(337,398)
		(1,668,234)
COMMERCIAL SERVICES AND SUPPLIES — (1.2)%
Geo Group, Inc. (The)	(20,437)	(464,329)
Interface, Inc.	(26,726)	(364,275)
		(828,604)
COMMUNICATIONS EQUIPMENT — (2.0)%
Acme Packet, Inc.	(13,236)	(246,851)
InterDigital, Inc.	(15,009)	(442,915)
Juniper Networks, Inc.	(18,054)	(294,461)
Viasat, Inc.	(9,484)	(358,211)
		(1,342,438)
COMPUTERS AND PERIPHERALS — (1.3)%
Fusion-io, Inc.	(18,705)	(390,748)
Hewlett-Packard Co.	(3,067)	(61,677)
SanDisk Corp.	(11,159)	(407,080)
		(859,505)
CONSTRUCTION AND ENGINEERING — (0.5)%
MasTec, Inc.	(21,576)	(324,503)
CONTAINERS AND PACKAGING — (1.1)%
Rock-Tenn Co., Class A	(6,760)	(368,758)
Sealed Air Corp.	(23,688)	(365,743)
		(734,501)
DIVERSIFIED CONSUMER SERVICES — (0.3)%
K12, Inc.	(2,848)	(66,358)
Sotheby’s	(3,872)	(129,170)
		(195,528)
DIVERSIFIED TELECOMMUNICATION SERVICES — (0.1)%
BCE, Inc.	(866)	(35,679)
ELECTRIC UTILITIES — (0.6)%
Northeast Utilities	(9,963)	(386,664)
ELECTRICAL EQUIPMENT — (1.2)%
General Cable Corp.	(1,317)	(34,163)
GrafTech International Ltd.	(37,435)	(361,248)
II-VI, Inc.	(19,120)	(318,730)
Polypore International, Inc.	(2,797)	(112,971)
		(827,112)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (2.8)%
Arrow Electronics, Inc.	(9,139)	(299,850)
Benchmark Electronics, Inc.	(24,126)	(336,558)
Corning, Inc.	(26,594)	(343,860)
IPG Photonics Corp.	(7,667)	(334,204)
National Instruments Corp.	(3,410)	(91,593)
Scansource, Inc.	(9,881)	(302,754)
Universal Display Corp.	(5,688)	(204,427)
		(1,913,246)
ENERGY EQUIPMENT AND SERVICES — (2.9)%
Atwood Oceanics, Inc.	(3,821)	(144,587)
FMC Technologies, Inc.	(9,150)	(358,954)
Lufkin Industries, Inc.	(6,462)	(351,016)
Noble Corp.	(11,913)	(387,530)
Rowan Cos. plc	(12,033)	(389,027)
SEACOR Holdings, Inc.	(4,141)	(370,122)
		(2,001,236)
FOOD AND STAPLES RETAILING — (1.5)%
Casey’s General Stores, Inc.	(5,582)	(329,282)
Pricesmart, Inc.	(4,891)	(330,191)
United Natural Foods, Inc.	(6,381)	(350,062)
		(1,009,535)
FOOD PRODUCTS — (0.8)%
Flowers Foods, Inc.	(17,885)	(415,469)
Green Mountain Coffee Roasters, Inc.	(7,536)	(164,134)
		(579,603)
GAS UTILITIES — (1.6)%
National Fuel Gas Co.	(8,060)	(378,659)
ONEOK, Inc.	(8,962)	(379,182)
South Jersey Industries, Inc.	(6,732)	(343,130)
		(1,100,971)
HEALTH CARE EQUIPMENT AND SUPPLIES — (1.7)%
DENTSPLY International, Inc.	(1,057)	(39,965)
DexCom, Inc.	(29,512)	(382,476)
Edwards Lifesciences Corp.	(2,310)	(238,623)
Meridian Bioscience, Inc.	(5,387)	(110,218)
Neogen Corp.	(8,632)	(398,798)
		(1,170,080)

16

	Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — (2.7)%
Brookdale Senior Living, Inc.	(2,630)	$(46,656)
Cigna Corp.	(7,350)	(323,400)
HMS Holdings Corp.	(14,659)	(488,291)
Kindred Healthcare, Inc.	(28,795)	(283,055)
MWI Veterinary Supply, Inc.	(3,382)	(347,568)
Owens & Minor, Inc.	(11,941)	(365,753)
		(1,854,723)
HEALTH CARE TECHNOLOGY — (0.3)%
Quality Systems, Inc.	(8,668)	(238,457)
HOTELS, RESTAURANTS AND LEISURE — (1.7)%
BJ’s Restaurants, Inc.	(4,163)	(158,194)
Darden Restaurants, Inc.	(8,529)	(431,823)
Hyatt Hotels Corp. Class A	(9,795)	(363,982)
MGM Resorts International	(12,727)	(142,033)
Tim Hortons, Inc.	(1,135)	(59,747)
		(1,155,779)
HOUSEHOLD DURABLES — (0.8)%
Mohawk Industries, Inc.	(697)	(48,672)
NVR, Inc.	(492)	(418,200)
Ryland Group, Inc.	(3,368)	(86,153)
		(553,025)
HOUSEHOLD PRODUCTS — (0.2)%
Procter & Gamble Co. (The)	(2,277)	(139,466)
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — (0.6)%
NRG Energy, Inc.	(23,375)	(405,790)
INSURANCE — (7.5)%
Alleghany Corp.	(1,103)	(374,744)
American International Group, Inc.	(15,897)	(510,135)
Enstar Group Ltd.	(3,921)	(387,944)
Fairfax Financial Holdings Ltd.	(897)	(351,355)
Genworth Financial, Inc., Class A	(12,818)	(72,550)
Kemper Corp.	(11,337)	(348,613)
MBIA, Inc.	(43,369)	(468,819)
Old Republic International Corp.	(43,886)	(363,815)
OneBeacon Insurance Group Ltd. Class A	(22,216)	(289,252)
Platinum Underwriters Holdings Ltd.	(10,195)	(388,430)
Primerica, Inc.	(15,388)	(411,321)
Sun Life Financial, Inc.	(18,394)	(400,253)
Unum Group	(18,578)	(355,397)
White Mountains Insurance Group Ltd.	(690)	(360,007)
		(5,082,635)
INTERNET AND CATALOG RETAIL — (0.1)%
Amazon.com, Inc.	(165)	(37,678)
INTERNET SOFTWARE AND SERVICES — (1.6)%
CoStar Group, Inc.	(6,058)	(491,909)
Equinix, Inc.	(2,230)	(391,700)
LinkedIn Corp.	(1,650)	(175,345)
		(1,058,954)
IT SERVICES — (2.5)%
Cognizant Technology Solutions Corp.	(1,620)	(97,200)
Genpact Ltd.	(18,952)	(315,172)
Global Payments, Inc.	(8,527)	(368,622)
Syntel, Inc.	(1,067)	(64,767)
VeriFone Systems, Inc.	(10,777)	(356,611)
Wright Express Corp.	(7,935)	(489,748)
		(1,692,120)
MACHINERY — (2.9)%
Colfax Corp.	(13,075)	(360,478)
Flowserve Corp.	(3,593)	(412,297)
Joy Global, Inc.	(6,203)	(351,896)
Navistar International Corp.	(5,211)	(147,836)
PACCAR, Inc.	(1,474)	(57,766)
SPX Corp.	(5,361)	(350,181)
Westport Innovations, Inc.	(8,010)	(294,367)
		(1,974,821)
MEDIA — (3.6)%
DreamWorks Animation SKG, Inc., Class A	(14,736)	(280,868)
Imax Corp.	(18,818)	(452,197)
Liberty Global, Inc. Class A	(3,959)	(196,485)
Liberty Media Corp. – Liberty Capital, Series A	(4,318)	(379,596)
Lions Gate Entertainment Corp.	(29,941)	(441,330)
Morningstar, Inc.	(6,529)	(377,637)
Pandora Media, Inc.	(26,196)	(284,751)
		(2,412,864)
METALS AND MINING — (4.7)%
AK Steel Holding Corp.	(44,950)	(263,857)
Allied Nevada Gold Corp.	(5,751)	(163,213)
AuRico Gold, Inc.	(40,493)	(324,349)
Carpenter Technology Corp.	(7,007)	(335,215)
Compass Minerals International, Inc.	(4,986)	(380,332)
Hecla Mining Co.	(35,998)	(170,991)
HudBay Minerals, Inc.	(5,276)	(40,678)
New Gold, Inc.	(17,502)	(166,269)
North American Palladium Ltd.	(46,479)	(94,352)

17

Shares	Value
Northern Dynasty Minerals Ltd.	(36,750)	$(85,995)
Rubicon Minerals Corp.	(41,226)	(125,327)
Silver Standard Resources, Inc.	(27,239)	(306,166)
Thompson Creek Metals Co., Inc.	(59,910)	(191,113)
Titanium Metals Corp.	(31,769)	(359,308)
Walter Energy, Inc.	(4,745)	(209,539)
		(3,216,704)
MULTI-UTILITIES — (0.3)%
Black Hills Corp.	(7,355)	(236,610)
MULTILINE RETAIL — (1.2)%
Family Dollar Stores, Inc.	(7,065)	(469,681)
J.C. Penney Co., Inc.	(14,005)	(326,457)
		(796,138)
OFFICE ELECTRONICS — (0.4)%
Zebra Technologies Corp., Class A	(7,472)	(256,738)
OIL, GAS AND CONSUMABLE FUELS — (5.8)%
Approach Resources, Inc.	(11,012)	(281,246)
Bill Barrett Corp.	(15,974)	(342,163)
Cimarex Energy Co.	(4,044)	(222,905)
Consol Energy, Inc.	(3,944)	(119,267)
Enbridge, Inc.	(2,743)	(109,501)
EXCO Resources, Inc.	(53,785)	(408,228)
Golar LNG Ltd.	(10,763)	(405,765)
Hess Corp.	(1,884)	(81,860)
Kodiak Oil & Gas Corp.	(49,359)	(405,237)
Newfield Exploration Co.	(1,498)	(43,906)
Northern Oil and Gas, Inc.	(20,473)	(326,340)
Range Resources Corp.	(677)	(41,886)
Ship Finance International Ltd.	(5,303)	(82,886)
SM Energy Co.	(5,591)	(274,574)
Spectra Energy Corp.	(12,523)	(363,918)
Teekay Corp.	(1,446)	(42,339)
W&T Offshore, Inc.	(3,385)	(51,791)
World Fuel Services Corp.	(9,466)	(359,992)
		(3,963,804)
PAPER AND FOREST PRODUCTS — (1.2)%
Louisiana-Pacific Corp.	(43,333)	(471,463)
MeadWestvaco Corp.	(11,408)	(327,980)
		(799,443)
PHARMACEUTICALS — (1.9)%
Akorn, Inc.	(6,931)	(109,302)
Impax Laboratories, Inc.	(18,841)	(381,907)
Par Pharmaceutical Cos., Inc.	(5,236)	(189,229)
Valeant Pharmaceuticals International, Inc.	(8,778)	(393,167)
VIVUS, Inc.	(6,489)	(185,196)
		(1,258,801)
PROFESSIONAL SERVICES — (0.7)%
IHS, Inc. Class A	(4,131)	(445,033)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (2.3)%
DuPont Fabros Technology, Inc.	(11,037)	(315,217)
Equity Lifestyle Properties, Inc.	(4,704)	(324,435)
HCP, Inc.	(9,244)	(408,123)
Rayonier, Inc.	(4,113)	(184,674)
Senior Housing Properties Trust	(12,010)	(268,063)
UDR, Inc.	(1,478)	(38,191)
		(1,538,703)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (2.3)%
Brookfield Asset Management, Inc. Class A	(13,292)	(439,965)
Brookfield Office Properties, Inc.	(23,250)	(405,015)
Forest City Enterprises, Inc. Class A	(23,688)	(345,845)
St Joe Co. (The)	(23,880)	(377,543)
		(1,568,368)
ROAD AND RAIL — (1.3)%
Genesee & Wyoming, Inc. Class A	(7,078)	(374,001)
Hertz Global Holdings, Inc.	(31,719)	(406,003)
Ryder System, Inc.	(2,555)	(92,006)
		(872,010)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (3.9)%
Atmel Corp.	(53,867)	(360,909)
Cavium, Inc.	(14,764)	(413,392)
First Solar, Inc.	(28,820)	(434,029)
Hittite Microwave Corp.	(2,683)	(137,155)
International Rectifier Corp.	(19,962)	(399,040)
MEMC Electronic Materials, Inc.	(85,786)	(186,156)
Semtech Corp.	(9,698)	(235,855)
Texas Instruments, Inc.	(12,279)	(352,285)
TriQuint Semiconductor, Inc.	(19,356)	(106,458)
		(2,625,279)
SOFTWARE — (3.0)%
ACI Worldwide, Inc.	(3,277)	(144,876)
Concur Technologies, Inc.	(7,557)	(514,632)
Informatica Corp.	(8,843)	(374,589)
NetSuite, Inc.	(3,336)	(182,713)

18

	Shares	Value
Salesforce.com, Inc.	(2,345)	$(324,220)
Solera Holdings, Inc.	(8,838)	(369,340)
Take-Two Interactive Software, Inc.	(15,716)	(148,673)
		(2,059,043)
SPECIALTY RETAIL — (3.0)%
Abercrombie & Fitch Co. Class A	(11,140)	(380,320)
AutoNation, Inc.	(6,650)	(234,612)
CarMax, Inc.	(12,727)	(330,138)
JOS A Bank Clothiers, Inc.	(8,632)	(366,515)
Tiffany & Co.	(6,430)	(340,468)
Urban Outfitters, Inc.	(15,123)	(417,244)
		(2,069,297)
TEXTILES, APPAREL AND LUXURY GOODS — (2.3)%
Columbia Sportswear Co.	(2,035)	(109,117)
Deckers Outdoor Corp.	(7,022)	(309,038)
Fossil, Inc.	(5,005)	(383,083)
Gildan Activewear, Inc.	(17,726)	(487,819)
Under Armour, Inc., Class A	(3,271)	(309,044)
		(1,598,101)
THRIFTS AND MORTGAGE FINANCE — (0.1)%
MGIC Investment Corp.	(30,865)	(88,891)
TRADING COMPANIES AND DISTRIBUTORS — (2.4)%
Air Lease Corp.	(17,529)	(339,887)
Fastenal Co.	(8,165)	(329,131)
TAL International Group, Inc.	(11,071)	(370,768)
Textainer Group Holdings Ltd.	(14,623)	(539,589)
United Rentals, Inc.	(1,299)	(44,218)
		(1,623,593)
WIRELESS TELECOMMUNICATION SERVICES — (0.4)%
NII Holdings, Inc.	(9,710)	(99,333)
Shenandoah Telecommunications Co.	(14,480)	(197,073)
		(296,406)
TOTAL COMMON STOCKS SOLD SHORT — (99.2)% (Proceeds $69,149,696)		(67,310,643)
OTHER ASSETS AND LIABILITIES(3) — 98.4%		66,804,314
TOTAL NET ASSETS — 100.0%		$67,876,123

Notes to Schedule of Investments

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $51,661,281.

(2)	Non-income producing.
(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $63,988,402)	$68,382,452
Cash	6,750
Deposits with broker for securities sold short	66,961,513
Receivable for investments sold	2,418
Receivable for capital shares sold	22,226
Dividends and interest receivable	68,155
135,443,514

Liabilities
Securities sold short, at value (proceeds of $69,149,696)	67,310,643
Payable for capital shares redeemed	125,576
Accrued management fees	77,802
Distribution and service fees payable	11,907
Dividend expense payable on securities sold short	39,098
Broker fees and charges payable on securities sold short	2,365
67,567,391

Net Assets	$67,876,123

Net Assets Consist of:
Capital (par value and paid-in surplus)	$76,086,856
Accumulated net investment loss	(857,655)
Accumulated net realized loss	(13,586,106)
Net unrealized appreciation	6,233,028
$67,876,123

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$23,018,829	2,183,867	$10.54
Institutional Class, $0.01 Par Value	$5,617,533	527,225	$10.65
A Class, $0.01 Par Value	$32,386,126	3,111,317	$10.41*
C Class, $0.01 Par Value	$5,814,548	583,104	$9.97
R Class, $0.01 Par Value	$1,039,087	101,230	$10.26

*Maximum offering price $11.05 (net asset value divided by 0.9425)

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,955)	$883,558
Interest	770
884,328

Expenses:
Dividend expense on securities sold short	950,343
Broker fees and charges on securities sold short	382,570
Management fees	925,695
Distribution and service fees:
A Class	77,481
B Class	4,768
C Class	64,989
R Class	5,081
Directors’ fees and expenses	5,737
Other expenses	460
2,417,124

Net investment income (loss)	(1,532,796)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,996,198
Securities sold short transactions	(9,885)
Foreign currency transactions	87
5,986,400

Change in net unrealized appreciation (depreciation) on:
Investments	(7,440,113)
Securities sold short	3,737,562
Translation of assets and liabilities in foreign currencies	73
(3,702,478)

Net realized and unrealized gain (loss)	2,283,922

Net Increase (Decrease) in Net Assets Resulting from Operations	$751,126

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$(1,532,796)	$(2,218,422)
Net realized gain (loss)	5,986,400	19,049,580
Change in net unrealized appreciation (depreciation)	(3,702,478)	(14,322,526)
Net increase (decrease) in net assets resulting from operations	751,126	2,508,632

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	3,082,233	(53,103,549)

Net increase (decrease) in net assets	3,833,359	(50,594,917)

Net Assets
Beginning of period	64,042,764	114,637,681
End of period	$67,876,123	$64,042,764

Accumulated net investment loss	$(857,655)	$(56)

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions. The fund pursues its objective by investing primarily in publicly-traded U.S. companies that have a market capitalization greater than $1 billion. The fund takes long positions in equity securities that have been identified as undervalued and short positions in equity securities that have been identified as overvalued. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

23

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short —The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

24

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 1.39% for the Investor Class, A Class, C Class and R Class and 1.19% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and

25

paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2012 were $160,936,475 and $162,857,563, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,620,653	$17,110,664	1,195,601	$11,968,740
Redeemed	(1,544,690)	(16,273,093)	(744,261)	(7,468,960)
	75,963	837,571	451,340	4,499,780
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	199,402	2,120,737	108,261	1,094,820
Redeemed	(72,932)	(776,372)	(887,343)	(8,807,772)
	126,470	1,344,365	(779,082)	(7,712,952)
A Class/Shares Authorized	70,000,000		70,000,000
Sold	1,814,978	18,985,401	1,305,940	12,973,766
Redeemed	(1,497,517)	(15,582,495)	(5,844,746)	(58,522,465)
	317,461	3,402,906	(4,538,806)	(45,548,699)
B Class/Shares Authorized	N/A		10,000,000
Sold	—	—	412	4,000
Redeemed	(162,298)	(1,615,385)	(73,864)	(713,531)
	(162,298)	(1,615,385)	(73,452)	(709,531)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	79,102	793,444	85,170	825,574
Redeemed	(186,631)	(1,871,781)	(486,684)	(4,684,340)
	(107,529)	(1,078,337)	(401,514)	(3,858,766)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	58,373	600,649	48,738	480,644
Redeemed	(39,576)	(409,536)	(25,826)	(254,025)
	18,797	191,113	22,912	226,619
Net increase (decrease)	268,864	$3,082,233	(5,318,602)	$(53,103,549)

26

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$60,584,784	—	—
Foreign Common Stocks	6,904,272	—	—
Temporary Cash Investments	250,941	$642,455	—
Total Value of Investment Securities	$67,739,997	$642,455	—

Securities Sold Short
Domestic Common Stocks	$(60,565,109)	—	—
Foreign Common Stocks	(6,745,534)	—	—
Total Value of Securities Sold Short	$(67,310,643)	—	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

27

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2012 and June 30, 2011.

The reclassifications, which are primarily due to net operating losses, were made to capital $(682,629), accumulated net investment loss $675,197, and accumulated net realized loss $7,432.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$64,034,909
Gross tax appreciation of investments	$8,245,633
Gross tax depreciation of investments	(3,898,090)
Net tax appreciation (depreciation) of investments	$4,347,543
Net tax appreciation (depreciation) on securities sold short	$1,511,910
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(75)
Net tax appreciation (depreciation)	$5,859,378
Undistributed ordinary income	—
Accumulated short-term capital losses	$(12,776,596)
Post-October capital loss deferral	$(435,860)
Late-year ordinary loss deferral	$(857,655)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(3,625,547) and $(9,151,049) expire in 2017 and 2018, respectively.

The loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.37	(0.22)	0.39	0.17	—	$10.54	1.64%	3.38%	1.40%	(2.07)%	252%	$23,019
2011	$10.00	(0.22)	0.59	0.37	—	$10.37	3.70%	3.50%	1.42%	(2.34)%	261%	$21,866
2010	$10.01	(0.17)	0.16	(0.01)	—	$10.00	(0.10)%	3.09%	1.42%	(1.68)%	140%	$16,570
2009	$10.92	(0.16)	(0.75)	(0.91)	—	$10.01	(8.33)%	3.34%	1.41%	(1.56)%	330%	$22,956
2008	$11.22	0.08	(0.15)	(0.07)	(0.23)	$10.92	(0.67)%	2.89%	1.39%	0.90%	356%	$28,939
Institutional Class
2012	$10.46	(0.20)	0.39	0.19	—	$10.65	1.82%	3.18%	1.20%	(1.87)%	252%	$5,618
2011	$10.07	(0.26)	0.65	0.39	—	$10.46	3.87%	3.30%	1.22%	(2.14)%	261%	$4,194
2010	$10.06	(0.16)	0.17	0.01	—	$10.07	0.10%	2.89%	1.22%	(1.48)%	140%	$11,882
2009	$10.95	(0.15)	(0.74)	(0.89)	—	$10.06	(8.13)%	3.14%	1.21%	(1.36)%	330%	$22,354
2008	$11.24	0.17	(0.22)	(0.05)	(0.24)	$10.95	(0.48)%	2.69%	1.19%	1.10%	356%	$12,989
A Class
2012	$10.27	(0.24)	0.38	0.14	—	$10.41	1.36%	3.63%	1.65%	(2.32)%	252%	$32,386
2011	$9.93	(0.26)	0.60	0.34	—	$10.27	3.42%	3.75%	1.67%	(2.59)%	261%	$28,691
2010	$9.96	(0.19)	0.16	(0.03)	—	$9.93	(0.30)%	3.34%	1.67%	(1.93)%	140%	$72,781
2009	$10.89	(0.18)	(0.75)	(0.93)	—	$9.96	(8.54)%	3.59%	1.66%	(1.81)%	330%	$104,634
2008	$11.21	0.07	(0.18)	(0.11)	(0.21)	$10.89	(0.98)%	3.14%	1.64%	0.65%	356%	$145,265

29

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$9.91	(0.31)	0.37	0.06	—	$9.97	0.61%	4.38%	2.40%	(3.07)%	252%	$5,815
2011	$9.65	(0.32)	0.58	0.26	—	$9.91	2.69%	4.50%	2.42%	(3.34)%	261%	$6,845
2010	$9.76	(0.26)	0.15	(0.11)	—	$9.65	(1.13)%	4.09%	2.42%	(2.68)%	140%	$10,543
2009	$10.75	(0.26)	(0.73)	(0.99)	—	$9.76	(9.21)%	4.34%	2.41%	(2.56)%	330%	$17,821
2008	$11.11	—(3)	(0.19)	(0.19)	(0.17)	$10.75	(1.72)%	3.89%	2.39%	(0.10)%	356%	$20,673
R Class
2012	$10.15	(0.26)	0.37	0.11	—	$10.26	1.08%	3.88%	1.90%	(2.57)%	252%	$1,039
2011	$9.84	(0.26)	0.57	0.31	—	$10.15	3.15%	4.00%	1.92%	(2.84)%	261%	$837
2010	$9.89	(0.21)	0.16	(0.05)	—	$9.84	(0.51)%	3.59%	1.92%	(2.18)%	140%	$586
2009	$10.85	(0.22)	(0.74)	(0.96)	—	$9.89	(8.85)%	3.84%	1.91%	(2.06)%	330%	$1,004
2008	$11.18	0.04	(0.17)	(0.13)	(0.20)	$10.85	(1.19)%	3.39%	1.89%	0.40%	356%	$694

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Equity Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Market Neutral Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

31

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	•consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

35

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

36

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

37

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

38

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75836   1208

ANNUAL REPORT                  JUNE 30, 2012

Core Equity Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Statement of Cash Flows	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas
Dear Investor:

Thank you for reviewing this annual report for the shortened reporting period from the fund’s inception on October 31, 2011, to June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

The global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

Some of these near-term uncertainties manifested themselves in relative asset returns for the eight months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied, most notably the 30-year U.S. Treasury bond, which posted an 11.40% total return, well above most stock market benchmarks. Meanwhile, U.S. stocks significantly outperformed their international counterparts—the S&P 500 Index gained 10.36%. International stock returns for U.S. investors were undermined by weakening global economic growth and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that helped trigger the flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Advanced

The U.S. stock market rallied broadly during the period from October 31, 2011, to June 30, 2012, though stocks faced some volatility along the way. Stocks generally rose from the beginning of the period through the end of March 2012 as signs of improving economic activity emerged. In particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years.

Another positive factor was better news regarding Europe’s ongoing sovereign debt problems, which had taken a turn for the worse during the summer and fall of 2011. As the contagion spread to larger, fiscally troubled European countries such as Italy and Spain, the European Central Bank took steps to ease the crisis by providing long-term financing to the debt markets and support for the Continent’s banking sector.

Stocks gave back some gains during the last three months of the period as evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and faltering banks in Spain—weighed on investor confidence. Although the broad equity indices rebounded in the period’s final month amid some positive news out of Europe, it was not enough to offset the declines from April and May.

Large-Cap Stocks Outperformed

For the reporting period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by approximately 10%. As the table below illustrates, large-cap stocks outpaced mid- and small-cap issues, while value shares outperformed growth-oriented stocks across all market capitalizations.

From a sector perspective, the defensive sectors of the market fared best. Health care, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period, with telecom stocks gaining more than 20% as a group. On the downside, the only sector to decline for the reporting period was energy, which reflected a broad decline in commodity prices, including a 9% drop in the price of oil.

U.S. Stock Index Returns
From October 31, 2011 through June 30, 2012*
Russell 1000 Index (Large-Cap)	10.01%	Russell 2000 Index (Small-Cap)	8.85%
Russell 1000 Growth Index	9.71%	Russell 2000 Growth Index	8.00%
Russell 1000 Value Index	10.29%	Russell 2000 Value Index	9.71%
Russell Midcap Index	7.30%
Russell Midcap Growth Index	5.97%
Russell Midcap Value Index	8.56%

*Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of June 30, 2012
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ACPVX	7.95%	10/31/11
S&P 500 Index	—	10.36%	—
Institutional Class	ACPKX	8.19%	10/31/11
A Class No sales charge* With sales charge*	ACPQX	7.80% 1.61%	10/31/11
C Class No sales charge* With sales charge*	ACPHX	7.30% 6.30%	10/31/11
R Class	ACPWX	7.60%	10/31/11

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)   Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk, leverage risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011

*From 10/31/11, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.07%	1.87%	2.32%	3.07%	2.57%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk, leverage risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Claudia Musat

Performance Summary

Core Equity Plus returned 7.95%* from the fund’s inception date on October 31, 2011, through June 30, 2012, compared with the 10.36% return of its benchmark, the S&P 500 Index, over the same time period.

The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. For the reporting period, Core Equity Plus posted a solid gain but underperformed the S&P 500. Stock selection was the primary factor behind the underperformance of the index.

Absolute Performance Driven by Technology and Health Care

The fund’s absolute return of nearly 8% for the reporting period was driven primarily by strong returns in the information technology and health care sectors. Three of the fund’s top four contributors to absolute performance came from the information technology sector, and two health care holdings were also among the top ten contributors to absolute performance. The fund’s holdings in the consumer discretionary sector also fared well during the period; three of the top ten contributors to absolute performance came from this sector.

The weaker-performing sectors in the portfolio for the reporting period were the financials and industrials sectors. Short positions weighed on results in  both sectors. In fact, seven of the fund’s ten biggest detractors from absolute performance were short positions.

Financials and Health Care Detracted from Relative Results

Looking at performance versus the S&P 500, the fund’s holdings in the financials and health care sectors contributed the most to its underperformance of the index for the 8 months. The most significant detractor in the financials sector was a short position in insurer MBIA. The company rallied during the period as its investment-grade credit rating was affirmed and it settled litigation related to its 2009 reorganization. Other notable detractors among the portfolio’s financial stocks included overweight positions in brokerage firm Investment Technology Group, which reported disappointing earnings resulting from weak institutional trading, and pawn shop operator Cash America International, which faced a slowdown in consumer demand.

In the health care sector, noteworthy detractors included short positions in pharmacy benefits manager Catalyst Health Solutions and drug maker Pharmasset. Both companies agreed to be acquired by competitors at substantial premiums during the reporting period.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

Other significant detractors in the portfolio included overweight positions in specialty mattress maker Tempur-Pedic International and mining company Coeur d’Alene Mines, as well as a short position in homebuilder Ryland Group. Tempur-Pedic declined sharply as increased price competition led the company to reduce its 2012 profit forecast; Coeur d’Alene Mines struggled with declining prices for silver and other commodities; and Ryland rallied amid signs of improvement in new home construction.

Technology and Energy Added Value

On the positive side, the fund’s holdings in the information technology and energy sectors contributed favorably to results versus the index for the reporting period. Short positions in solar products maker First Solar and semiconductor manufacturer MEMC Electronic Materials contributed the most to the outperformance in the information technology sector. Both companies were adversely affected by a sharp decline in demand for solar power installations. Overweight positions in online services provider AOL and disk drive maker Seagate Technology also added value.

In the energy sector, the best investment decisions were a short position in coal producer Alpha Natural Resources and an overweight position in oil refiner Western Refining. Declining energy prices had a divergent impact on the two companies—Western Refining benefited from increased production and higher profit margins, while declining domestic demand and falling coal prices weighed on profitability for Alpha Natural Resources.

Other top contributors to performance versus the S&P 500 included an overweight position in restaurant chain P.F. Chang’s China Bistro and short positions in mining company Thompson Creek Metals and electrical equipment manufacturer GrafTech International. P.F. Chang’s rallied after being acquired by a private equity firm. Thompson Creek Metals struggled with higher-than-expected costs, while GrafTech suffered from its meaningful exposure to the steel industry, which experienced declining demand and prices.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Long Holdings	% of net assets
Apple, Inc.	3.52%
Exxon Mobil Corp.	3.40%
Chevron Corp.	2.32%
Pfizer, Inc.	2.04%
Philip Morris International, Inc.	1.91%
International Business Machines Corp.	1.75%
JPMorgan Chase & Co.	1.72%
Merck & Co., Inc.	1.70%
Verizon Communications, Inc.	1.65%
Oracle Corp.	1.62%

Top Five Short Holdings	% of net assets
Textainer Group Holdings Ltd.	(0.76)%
MBIA, Inc.	(0.74)%
First Solar, Inc.	(0.73)%
Neogen Corp.	(0.73)%
InterDigital, Inc.	(0.72)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.6%
Common Stocks Sold Short	(30.0)%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	1.2%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,088.80	$10.91	2.10%
Institutional Class	$1,000	$1,090.80	$9.88	1.90%
A Class	$1,000	$1,087.80	$12.20	2.35%
C Class	$1,000	$1,084.90	$16.07	3.10%
R Class	$1,000	$1,086.90	$13.49	2.60%
Hypothetical
Investor Class	$1,000	$1,014.42	$10.52	2.10%
Institutional Class	$1,000	$1,015.42	$9.52	1.90%
A Class	$1,000	$1,013.18	$11.76	2.35%
C Class	$1,000	$1,009.45	$15.49	3.10%
R Class	$1,000	$1,011.93	$13.01	2.60%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

Shares	Value
Common Stocks — 128.6%
AEROSPACE AND DEFENSE — 2.6%
Boeing Co. (The)	868	$64,492
Huntington Ingalls Industries, Inc.(1)	2,003	80,601
Northrop Grumman Corp.(2)	10,535	672,028
Teledyne Technologies, Inc.(1)	1,101	67,877
Textron, Inc.	15,663	389,539
United Technologies Corp.(2)	12,703	959,457
		2,233,994
AIR FREIGHT AND LOGISTICS — 2.2%
FedEx Corp.	8,277	758,256
United Parcel Service, Inc., Class B(2)	13,629	1,073,420
		1,831,676
AUTO COMPONENTS — 0.1%
Lear Corp.(2)	1,571	59,274
BEVERAGES — 2.3%
Boston Beer Co., Inc., Class A(1)(2)	3,761	455,081
Coca-Cola Co. (The)(2)	7,628	596,433
Constellation Brands, Inc., Class A(1)(2)	26,201	708,999
Monster Beverage Corp.(1)	2,569	182,913
PepsiCo, Inc.(2)	707	49,957
		1,993,383
BIOTECHNOLOGY — 3.0%
Amgen, Inc.(2)	8,201	599,001
Biogen Idec, Inc.(1)(2)	3,065	442,525
Celgene Corp.(1)(2)	6,084	390,349
Gilead Sciences, Inc.(1)(2)	9,098	466,545
Momenta Pharmaceuticals, Inc.(1)(2)	12,472	168,621
Pharmacyclics, Inc.(1)	5,044	275,453
United Therapeutics Corp.(1)(2)	4,383	216,433
		2,558,927
CAPITAL MARKETS — 0.9%
Affiliated Managers Group, Inc.(1)	1,896	207,517
BlackRock, Inc.	274	46,531
Investment Technology Group, Inc.(1)(2)	35,917	330,436
T. Rowe Price Group, Inc.	2,373	149,404
		733,888
CHEMICALS — 3.6%
CF Industries Holdings, Inc.(2)	4,053	$785,228
LyondellBasell Industries NV, Class A	3,230	130,072
Monsanto Co.(2)	10,889	901,392
NewMarket Corp.	2,651	574,207
PPG Industries, Inc.(2)	6,628	703,363
		3,094,262
COMMERCIAL BANKS — 3.2%
Bank of Montreal	9,572	528,949
BB&T Corp.	5,483	169,151
CapitalSource, Inc.	48,102	323,245
U.S. Bancorp(2)	31,249	1,004,968
Wells Fargo & Co.(2)	21,107	705,818
		2,732,131
COMMUNICATIONS EQUIPMENT — 2.3%
Arris Group, Inc.(1)	32,308	449,404
Brocade Communications Systems, Inc.(1)	119,948	591,344
Cisco Systems, Inc.(2)	30,330	520,766
Motorola Solutions, Inc.(2)	923	44,406
QUALCOMM, Inc.(2)	6,156	342,766
		1,948,686
COMPUTERS AND PERIPHERALS — 4.7%
Apple, Inc.(1)(2)	5,133	2,997,672
EMC Corp.(1)(2)	21,030	538,999
Seagate Technology plc(2)	17,308	428,027
		3,964,698
CONSTRUCTION AND ENGINEERING — 1.3%
Chicago Bridge & Iron Co. NV New York Shares(2)	14,985	568,830
Granite Construction, Inc.(2)	3,270	85,380
URS Corp.(2)	13,567	473,217
		1,127,427
CONSUMER FINANCE — 1.8%
American Express Co.(2)	16,967	987,649
Cash America International, Inc.(2)	12,938	569,790
		1,557,439
DIVERSIFIED CONSUMER SERVICES — 1.7%
Bridgepoint Education, Inc.(1)(2)	22,170	483,306
Coinstar, Inc.(1)(2)	11,483	788,423
ITT Educational Services, Inc.(1)(2)	2,967	180,245
		1,451,974

11

Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 4.1%
Bank of America Corp.(2)	134,463	$1,099,907
Citigroup, Inc.(2)	16,357	448,345
Interactive Brokers Group, Inc., Class A(2)	32,800	482,816
JPMorgan Chase & Co.(2)	40,975	1,464,037
		3,495,105
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.0%
AT&T, Inc.(2)	22,324	796,074
Verizon Communications, Inc.(2)	31,618	1,405,104
Vonage Holdings Corp.(1)(2)	189,045	379,980
		2,581,158
ELECTRIC UTILITIES — 0.7%
American Electric Power Co., Inc.(2)	10,614	423,499
PNM Resources, Inc.(2)	9,371	183,109
		606,608
ELECTRICAL EQUIPMENT — 1.1%
Acuity Brands, Inc.	6,934	353,010
Belden, Inc.	12,091	403,235
EnerSys(1)	4,811	168,722
		924,967
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.5%
Celestica, Inc.(1)	72,478	526,190
Itron, Inc.(1)(2)	15,108	623,054
Molex, Inc.(2)	22,255	532,785
Tech Data Corp.(1)	9,950	479,291
		2,161,320
ENERGY EQUIPMENT AND SERVICES — 1.8%
Diamond Offshore Drilling, Inc.(2)	6,760	399,719
Helix Energy Solutions Group, Inc.(1)(2)	31,947	524,250
National Oilwell Varco, Inc.(2)	8,192	527,893
Schlumberger Ltd.(2)	732	47,514
		1,499,376
FOOD AND STAPLES RETAILING — 1.3%
CVS Caremark Corp.	9,007	420,897
SUPERVALU, Inc.(2)	98,844	512,012
Wal-Mart Stores, Inc.(2)	2,247	156,661
		1,089,570
FOOD PRODUCTS — 2.5%
Archer-Daniels-Midland Co.(2)	21,140	624,053
B&G Foods, Inc.(2)	5,990	159,334
Bunge Ltd.(2)	700	43,918
Campbell Soup Co.(2)	12,527	418,151
ConAgra Foods, Inc.(2)	22,048	$571,705
Dean Foods Co.(1)	9,115	155,228
Smithfield Foods, Inc.(1)	5,832	126,146
		2,098,535
GAS UTILITIES — 0.6%
Northwest Natural Gas Co.	10,159	483,568
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.6%
Covidien plc(2)	13,812	738,942
Hologic, Inc.(1)	16,984	306,391
Medtronic, Inc.(2)	17,900	693,267
St. Jude Medical, Inc.(2)	12,396	494,725
		2,233,325
HEALTH CARE PROVIDERS AND SERVICES — 3.5%
Humana, Inc.(2)	7,983	618,203
McKesson Corp.(2)	7,689	720,844
Molina Healthcare, Inc.(1)(2)	19,920	467,323
Omnicare, Inc.	6,464	201,871
UnitedHealth Group, Inc.(2)	16,160	945,360
WellPoint, Inc.	599	38,210
		2,991,811
HOTELS, RESTAURANTS AND LEISURE — 1.9%
Ameristar Casinos, Inc.(2)	27,871	495,268
Bob Evans Farms, Inc.(2)	14,517	583,584
International Game Technology	5,843	92,027
McDonald’s Corp.(2)	476	42,140
Wynn Resorts Ltd.	407	42,214
Yum! Brands, Inc.(2)	5,960	383,943
		1,639,176
HOUSEHOLD DURABLES — 0.8%
Garmin Ltd.(2)	12,201	467,176
Tempur-Pedic International, Inc.(1)(2)	7,481	174,981
		642,157
HOUSEHOLD PRODUCTS — 1.0%
Procter & Gamble Co. (The)(2)	9,927	608,029
Spectrum Brands Holdings, Inc.(1)	7,701	250,821
		858,850
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.1%
TransAlta Corp.	2,777	47,126
INDUSTRIAL CONGLOMERATES — 1.6%
3M Co.	4,269	382,502
General Electric Co.(2)	40,621	846,542
Tyco International Ltd.(2)	3,049	161,140
		1,390,184

12

Shares	Value
INSURANCE — 6.5%
Allied World Assurance Co. Holdings Ltd.(2)	8,387	$666,515
Arch Capital Group Ltd.(1)(2)	6,864	272,432
Aspen Insurance Holdings Ltd.	2,772	80,111
Berkshire Hathaway, Inc., Class B(1)(2)	5,027	418,900
CNA Financial Corp.(2)	18,753	519,833
Everest Re Group Ltd.	5,195	537,630
Loews Corp.(2)	15,760	644,742
Marsh & McLennan Cos., Inc.(2)	7,193	231,830
Principal Financial Group, Inc.(2)	22,786	597,677
ProAssurance Corp.	1,509	134,437
Protective Life Corp.	8,899	261,720
Prudential Financial, Inc.(2)	13,287	643,489
Validus Holdings Ltd.	14,960	479,169
		5,488,485
INTERNET SOFTWARE AND SERVICES — 2.8%
Ancestry.com, Inc.(1)(2)	21,673	596,658
AOL, Inc.(1)(2)	20,334	570,979
Dice Holdings, Inc.(1)(2)	55,668	522,723
Google, Inc. Class A(1)(2)	850	493,059
United Online, Inc.(2)	42,319	178,586
		2,362,005
IT SERVICES — 4.2%
Accenture plc, Class A(2)	8,419	505,898
Alliance Data Systems Corp.(1)(2)	331	44,685
CACI International, Inc., Class A(1)(2)	9,233	508,000
International Business Machines Corp.(2)	7,629	1,492,080
SAIC, Inc.	14,361	174,055
Unisys Corp.(1)(2)	11,621	227,190
Visa, Inc., Class A(2)	5,119	632,862
		3,584,770
LIFE SCIENCES TOOLS AND SERVICES — 0.8%
Agilent Technologies, Inc.	9,523	373,682
Life Technologies Corp.(1)	6,148	276,599
		650,281
MACHINERY — 2.5%
Actuant Corp., Class A(2)	20,993	570,170
Cummins, Inc.(2)	7,009	679,242
Parker-Hannifin Corp.(2)	1,982	152,376
Robbins & Myers, Inc.	5,097	213,157
Sauer-Danfoss, Inc.(2)	14,524	507,323
		2,122,268
MEDIA — 3.1%
CBS Corp., Class B(2)	22,903	$750,760
Comcast Corp., Class A	5,869	187,632
DISH Network Corp., Class A(2)	1,599	45,652
Live Nation Entertainment, Inc.(1)	39,130	359,213
Regal Entertainment Group Class A	40,378	555,601
Scholastic Corp.(2)	16,339	460,106
Time Warner, Inc.(2)	2,139	82,352
Viacom, Inc., Class B	3,665	172,328
		2,613,644
METALS AND MINING — 2.1%
Coeur d’Alene Mines Corp.(1)(2)	30,949	543,465
Freeport-McMoRan Copper & Gold, Inc.(2)	11,345	386,524
Nevsun Resources Ltd.(2)	52,871	171,302
Silver Wheaton Corp.	5,754	154,437
Teck Resources Ltd.(2)	17,384	537,861
		1,793,589
MULTI-UTILITIES — 2.1%
Ameren Corp.(2)	16,022	537,378
Consolidated Edison, Inc.(2)	10,144	630,855
Public Service Enterprise Group, Inc.	20,014	650,455
		1,818,688
MULTILINE RETAIL — 1.5%
Dillard’s, Inc., Class A(2)	7,833	498,806
Macy’s, Inc.(2)	11,415	392,105
Saks, Inc.(1)	35,077	373,570
		1,264,481
OIL, GAS AND CONSUMABLE FUELS — 12.8%
Apache Corp.	8,436	741,440
Chevron Corp.(2)	18,718	1,974,749
Cloud Peak Energy, Inc.(1)	12,211	206,488
ConocoPhillips(2)	18,680	1,043,838
Energy XXI Bermuda Ltd.(2)	19,018	595,073
Exxon Mobil Corp.(2)	33,834	2,895,175
Marathon Oil Corp.(2)	20,991	536,740
Marathon Petroleum Corp.	17,044	765,617
Occidental Petroleum Corp.(2)	7,348	630,238
Phillips 66(1)	4,330	143,929
Suncor Energy, Inc.(2)	19,250	557,288
Valero Energy Corp.(2)	4,099	98,991
Western Refining, Inc.(2)	30,019	668,523
		10,858,089

13

Shares	Value
PAPER AND FOREST PRODUCTS — 0.9%
Domtar Corp.(2)	6,196	$475,295
International Paper Co.(2)	10,801	312,257
		787,552
PERSONAL PRODUCTS — 0.6%
Nu Skin Enterprises, Inc., Class A	10,037	470,735
PHARMACEUTICALS — 7.5%
Abbott Laboratories(2)	20,121	1,297,201
Bristol-Myers Squibb Co.(2)	3,330	119,714
Eli Lilly & Co.(2)	20,600	883,946
Johnson & Johnson(2)	10,314	696,814
Merck & Co., Inc.(2)	34,584	1,443,882
Pfizer, Inc.(2)	75,483	1,736,109
ViroPharma, Inc.(1)(2)	6,869	162,795
Warner Chilcott plc Class A(1)	3,494	62,612
		6,403,073
PROFESSIONAL SERVICES — 1.0%
Corporate Executive Board Co. (The)	9,072	370,864
Robert Half International, Inc.	17,518	500,489
		871,353
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
American Tower Corp.	1,071	74,873
First Industrial Realty Trust, Inc.(1)(2)	35,406	446,824
LaSalle Hotel Properties	12,350	359,879
Simon Property Group, Inc.(2)	4,159	647,390
Taubman Centers, Inc.(2)	8,039	620,289
		2,149,255
ROAD AND RAIL — 0.8%
Dollar Thrifty Automotive Group, Inc.(1)(2)	2,853	230,979
Norfolk Southern Corp.	723	51,889
Union Pacific Corp.	3,561	424,863
		707,731
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.2%
Advanced Micro Devices, Inc.(1)	96,240	551,455
Applied Materials, Inc.(2)	53,950	618,267
Intel Corp.(2)	45,179	1,204,020
KLA-Tencor Corp.	9,953	490,185
Lam Research Corp.(1)	3,724	$140,544
LSI Corp.(1)(2)	70,559	449,461
MKS Instruments, Inc.	4,565	132,066
		3,585,998
SOFTWARE — 5.4%
Activision Blizzard, Inc.(2)	13,641	163,556
Cadence Design Systems, Inc.(1)(2)	50,554	555,588
JDA Software Group, Inc.(1)(2)	14,332	425,517
Mentor Graphics Corp.(1)(2)	38,347	575,205
Microsoft Corp.(2)	30,464	931,894
Oracle Corp.(2)	46,389	1,377,753
Symantec Corp.(1)(2)	39,983	584,152
		4,613,665
SPECIALTY RETAIL — 4.9%
Bed Bath & Beyond, Inc.(1)	2,411	149,000
Best Buy Co., Inc.(2)	27,365	573,570
Foot Locker, Inc.(2)	18,252	558,146
GameStop Corp., Class A(2)	22,111	405,958
Home Depot, Inc. (The)(2)	22,315	1,182,472
O’Reilly Automotive, Inc.(1)	6,269	525,154
PetSmart, Inc.(2)	9,983	680,641
Select Comfort Corp.(1)(2)	5,585	116,838
		4,191,779
TEXTILES, APPAREL AND LUXURY GOODS — 0.9%
Crocs, Inc.(1)	3,012	48,644
Fifth & Pacific Cos., Inc.(1)	4,194	45,001
Iconix Brand Group, Inc.(1)(2)	11,359	198,442
Jones Group, Inc. (The)(2)	48,587	464,492
		756,579
TOBACCO — 2.4%
Philip Morris International, Inc.(2)	18,647	1,627,137
Universal Corp.(2)	9,392	435,132
		2,062,269
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Beacon Roofing Supply, Inc.(1)(2)	5,205	131,270
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
United States Cellular Corp.(1)(2)	2,674	103,270
TOTAL COMMON STOCKS (Cost $103,429,076)		109,421,424

14

Shares	Value
Temporary Cash Investments — 0.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 4.00%, 2/15/15 – 6/30/16, valued at $58,515), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $57,400)		$57,400
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $58,697), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $57,401)		57,401
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $14,618), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $14,350)		14,350
SSgA U.S. Government Money Market Fund	45,811	45,811
TOTAL TEMPORARY CASH INVESTMENTS (Cost $174,962)		174,962
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 128.8% (Cost $103,604,038)		109,596,386
Common Stocks Sold Short — (30.0)%
AEROSPACE AND DEFENSE — (0.3)%
AAR Corp.	(18,706)	(252,157)
AIR FREIGHT AND LOGISTICS — (0.6)%
Atlas Air Worldwide Holdings, Inc.	(11,861)	(516,072)
BIOTECHNOLOGY — (1.6)%
Ariad Pharmaceuticals, Inc.	(11,706)	(201,460)
Halozyme Therapeutics, Inc.	(11,718)	(103,822)
Idenix Pharmaceuticals, Inc.	(21,558)	(222,047)
Incyte Corp. Ltd.	(8,954)	(203,256)
Ironwood Pharmaceuticals, Inc.	(15,557)	(214,375)
Seattle Genetics, Inc.	(8,100)	(205,659)
Theravance, Inc.	(9,509)	(211,290)
		(1,361,909)
CAPITAL MARKETS — (0.7)%
Ares Capital Corp.	(34,774)	(554,993)
CHEMICALS — (0.1)%
Ashland, Inc.	(1,684)	(116,718)
COMMERCIAL SERVICES AND SUPPLIES — (0.2)%
Geo Group, Inc. (The)	(3,211)	(72,954)
Interface, Inc.	(4,429)	(60,367)
		(133,321)
COMMUNICATIONS EQUIPMENT — (1.4)%
InterDigital, Inc.	(20,887)	$(616,375)
Viasat, Inc.	(14,441)	(545,437)
		(1,161,812)
COMPUTERS AND PERIPHERALS — (0.7)%
Fusion-io, Inc.	(28,415)	(593,589)
CONSTRUCTION AND ENGINEERING — (0.3)%
MasTec, Inc.	(16,489)	(247,995)
CONTAINERS AND PACKAGING — (0.1)%
Rock-Tenn Co., Class A	(1,236)	(67,424)
ELECTRICAL EQUIPMENT — (0.6)%
GrafTech International Ltd.	(56,770)	(547,831)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (0.5)%
Scansource, Inc.	(14,175)	(434,322)
ENERGY EQUIPMENT AND SERVICES — (0.8)%
Lufkin Industries, Inc.	(9,526)	(517,452)
Noble Corp.	(6,302)	(205,004)
		(722,456)
GAS UTILITIES — (0.3)%
ONEOK, Inc.	(5,841)	(247,133)
HEALTH CARE EQUIPMENT AND SUPPLIES — (1.2)%
DexCom, Inc.	(28,958)	(375,295)
Neogen Corp.	(13,439)	(620,882)
		(996,177)
HEALTH CARE PROVIDERS AND SERVICES — (1.7)%
Catalyst Health Solutions, Inc.	(6,373)	(595,493)
HMS Holdings Corp.	(13,536)	(450,884)
Kindred Healthcare, Inc.	(44,322)	(435,686)
		(1,482,063)
INSURANCE — (3.8)%
Enstar Group Ltd.	(4,237)	(419,209)
Fairfax Financial Holdings Ltd.	(954)	(373,682)
Kemper Corp.	(2,686)	(82,594)
MBIA, Inc.	(58,499)	(632,374)
Old Republic International Corp.	(55,479)	(459,921)
OneBeacon Insurance Group Ltd. Class A	(10,889)	(141,775)
Platinum Underwriters Holdings Ltd.	(14,456)	(550,773)
Primerica, Inc.	(20,838)	(557,000)
		(3,217,328)
IT SERVICES — (0.7)%
Global Payments, Inc.	(12,025)	(519,841)
VeriFone Systems, Inc.	(3,367)	(111,414)
		(631,255)

15

Shares	Value
MACHINERY — (1.2)%
Colfax Corp.	(18,522)	$(510,651)
SPX Corp.	(674)	(44,026)
Westport Innovations, Inc.	(12,588)	(462,609)
		(1,017,286)
MEDIA — (1.2)%
Imax Corp.	(24,749)	(594,718)
Lions Gate Entertainment Corp.	(28,785)	(424,291)
		(1,019,009)
METALS AND MINING — (1.9)%
AK Steel Holding Corp.	(25,644)	(150,530)
AuRico Gold, Inc.	(48,487)	(388,381)
New Gold, Inc.	(20,295)	(192,803)
North American Palladium Ltd.	(66,449)	(134,891)
Rubicon Minerals Corp.	(51,799)	(157,469)
Silver Standard Resources, Inc.	(27,416)	(308,156)
Thompson Creek Metals Co., Inc.	(81,873)	(261,175)
		(1,593,405)
MULTILINE RETAIL — (0.2)%
J.C. Penney Co., Inc.	(7,451)	(173,683)
OIL, GAS AND CONSUMABLE FUELS — (2.6)%
Approach Resources, Inc.	(4,252)	(108,596)
Bill Barrett Corp.	(18,397)	(394,064)
Clean Energy Fuels Corp.	(2,999)	(46,484)
EXCO Resources, Inc.	(80,633)	(612,004)
Kodiak Oil & Gas Corp.	(64,703)	(531,212)
Northern Oil and Gas, Inc.	(16,804)	(267,856)
World Fuel Services Corp.	(5,502)	(209,241)
		(2,169,457)
PAPER AND FOREST PRODUCTS — (0.1)%
Louisiana-Pacific Corp.	(8,222)	(89,455)
PHARMACEUTICALS — (0.8)%
Akorn, Inc.	(8,159)	(128,667)
Impax Laboratories, Inc.	(18,654)	(378,117)
VIVUS, Inc.	(6,339)	(180,915)
		(687,699)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (0.3)%
Brookfield Office Properties, Inc.	(2,911)	$(50,710)
Forest City Enterprises, Inc. Class A	(3,841)	(56,079)
St Joe Co. (The)	(11,314)	(178,874)
		(285,663)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (1.7)%
First Solar, Inc.	(41,378)	(623,153)
International Rectifier Corp.	(27,404)	(547,806)
MEMC Electronic Materials, Inc.	(127,159)	(275,935)
		(1,446,894)
SOFTWARE — (0.9)%
Concur Technologies, Inc.	(8,698)	(592,334)
Take-Two Interactive Software, Inc.	(21,023)	(198,877)
		(791,211)
SPECIALTY RETAIL — (1.1)%
CarMax, Inc.	(17,895)	(464,196)
Tiffany & Co.	(9,062)	(479,833)
		(944,029)
TEXTILES, APPAREL AND LUXURY GOODS — (1.0)%
Deckers Outdoor Corp.	(4,241)	(186,646)
Gildan Activewear, Inc.	(20,572)	(566,142)
Under Armour, Inc., Class A	(925)	(87,394)
		(840,182)
TRADING COMPANIES AND DISTRIBUTORS — (1.4)%
Air Lease Corp.	(26,371)	(511,334)
Textainer Group Holdings Ltd.	(17,430)	(643,167)
		(1,154,501)
TOTAL COMMON STOCKS SOLD SHORT — (30.0)% (Proceeds $26,880,064)		(25,497,029)
OTHER ASSETS AND LIABILITIES — 1.2%		1,005,174
TOTAL NET ASSETS — 100.0%		$85,104,531

Notes to Schedule of Investments

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $78,738,758.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $103,604,038)	$109,596,386
Cash	5,971
Deposits with broker for securities sold short	563,994
Receivable for investments sold	428,068
Dividends and interest receivable	105,468
110,699,887

Liabilities
Securities sold short, at value (proceeds of $26,880,064)	25,497,029
Payable for capital shares redeemed	253
Accrued management fees	87,983
Distribution and service fees payable	177
Dividend expense payable on securities sold short	8,122
Broker fees and charges payable on securities sold short	1,792
25,595,356

Net Assets	$85,104,531

Net Assets Consist of:
Capital (par value and paid-in surplus)	$77,890,607
Undistributed net investment income	160,238
Accumulated net realized loss	(321,744)
Net unrealized appreciation	7,375,430
$85,104,531

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$84,115,610	7,792,937	$10.79
Institutional Class, $0.01 Par Value	$534,287	49,450	$10.80
A Class, $0.01 Par Value	$230,778	21,407	$10.78	*
C Class, $0.01 Par Value	$111,747	10,417	$10.73
R Class, $0.01 Par Value	$112,109	10,417	$10.76
*Maximum offering price $11.44 (net asset value divided by 0.9425)

See Notes to Financial Statements.

17

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2012(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,922)	$1,177,097
Interest	567
1,177,664

Expenses:
Dividend expense on securities sold short	168,008
Broker fees and charges on securities sold short	190,394
Management fees	626,997
Distribution and service fees:
A Class	387
C Class	1,154
R Class	551
Directors’ fees and expenses	2,067
Other expenses	286
989,844

Net investment income (loss)	187,820

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,064,730
Securities sold short transactions	(2,379,870)
Foreign currency transactions	(217)
(315,357)

Change in net unrealized appreciation (depreciation) on:
Investments	5,992,348
Securities sold short	1,383,035
Translation of assets and liabilities in foreign currencies	47
7,375,430

Net realized and unrealized gain (loss)	7,060,073

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,247,893

(1)	October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$187,820
Net realized gain (loss)	(315,357)
Change in net unrealized appreciation (depreciation)	7,375,430
Net increase (decrease) in net assets resulting from operations	7,247,893

Distributions to Shareholders
From net investment income:
Investor Class	(35,029)
Institutional Class	(82)
A Class	(9)
Decrease in net assets from distributions	(35,120)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	77,891,758

Net increase (decrease) in net assets	85,104,531

Net Assets
End of period	$85,104,531

Undistributed net investment income	$160,238

(1)	October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

19

Statement of Cash Flows

FOR THE PERIOD ENDED JUNE 30, 2012(1)
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$7,247,893
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(145,071,987)
Proceeds from investments sold	43,699,515
Purchases to cover securities sold short	(20,276,216)
Proceeds from securities sold short	44,784,536
(Increase) decrease in short-term investments	(174,962)
(Increase) decrease in deposits with broker for securities sold short	(563,994)
(Increase) decrease in receivable for investments sold	(428,068)
(Increase) decrease in dividends and interest receivable	(105,468)
Increase (decrease) in accrued management fees	87,983
Increase (decrease) in distribution and service fees payable	177
Increase (decrease) in dividend expense payable on securities sold short	8,122
Increase (decrease) in broker fees and charges payable on securities sold short	1,792
Change in net unrealized (appreciation) depreciation on investments	(5,992,348)
Net realized (gain) loss on investment transactions	(2,064,730)
Change in net unrealized (appreciation) depreciation on securities sold short	(1,383,035)
Net realized (gain) loss on securities sold short transactions	2,379,870
Net cash from (used in) operating activities	(77,850,920)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	82,366,132
Payments for shares redeemed	(4,509,202)
Distributions paid, net of reinvestments	(39)
Net cash from (used in) financing activities	77,856,891

Net Increase (Decrease) In Cash	5,971
Cash at beginning of period	—
Cash at end of period	$5,971

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $35,081.

(1) October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in large capitalization publicly-traded U.S. companies. The fund takes long positions in equity securities that have been identified as most attractive. The fund takes short positions in equity securities that have been identified as least attractive. The fund invests approximately 130% in long positions and 30% in short positions though it may range from 110% to 150% long and 10% to 50% short.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

21

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short —The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

22

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund’s Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for the period October 31, 2011 (fund inception) through June 30, 2012 was 1.31% for the Investor Class, A Class, C Class and R Class and 1.11% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual

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distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period October 31, 2011 (fund inception) through June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 98% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period October 31, 2011 (fund inception) through June 30, 2012 were $165,348,203 and $88,475,924, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended June 30, 2012(1)
	Shares	Amount
Investor Class/Shares Authorized	70,000,000
Sold	8,085,420	$80,041,339
Issued in reinvestment of distributions	3,502	34,990
Redeemed	(295,985)	(3,167,463)
	7,792,937	76,908,866
Institutional Class/Shares Authorized	10,000,000
Sold	80,225	821,989
Issued in reinvestment of distributions	8	82
Redeemed	(30,783)	(297,884)
	49,450	524,187
A Class/Shares Authorized	10,000,000
Sold	65,012	662,759
Issued in reinvestment of distributions	1	9
Redeemed	(43,606)	(433,630)
	21,407	229,138
C Class/Shares Authorized	10,000,000
Sold	43,858	440,045
Redeemed	(33,441)	(326,171)
	10,417	113,874
R Class/Shares Authorized	10,000,000
Sold	40,000	400,000
Redeemed	(29,583)	(284,307)
	10,417	115,693
Net increase (decrease)	7,884,628	$77,891,758

(1)	October 31, 2011 (fund inception) through June 30, 2012.

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$100,729,349	—	—
Foreign Common Stocks	8,692,075	—	—
Temporary Cash Investments	45,811	$129,151	—
Total Value of Investment Securities	$109,467,235	$129,151	—

Securities Sold Short
Domestic Common Stocks	$(20,882,017)	—	—
Foreign Common Stocks	(4,615,012)	—	—
Total Value of Securities Sold Short	$(25,497,029)	—	—

7. Risk Factors

The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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8. Federal Tax Information

The tax character of distributions paid during the period October 31, 2011 (fund inception) through June 30, 2012 was as follows:

2012
Distributions Paid From
Ordinary income	$35,120
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$103,657,410
Gross tax appreciation of investments	$9,663,513
Gross tax depreciation of investments	(3,724,537)
Net tax appreciation (depreciation) of investments	$5,938,976
Net tax appreciation (depreciation) on securities sold short	$1,367,620
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$46
Net tax appreciation (depreciation)	$7,306,642
Undistributed ordinary income	$160,238
Accumulated short-term capital losses	$(252,956)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:								Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Operating Expenses (excluding expenses on securities sold short)		Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(3)	$10.00	0.03		0.76	0.79	—	(4)	$10.79	7.95%	2.06	%(5)	1.31	%(5)	0.39	%(5)	105%	$84,116
Institutional Class
2012(3)	$10.00	0.06		0.75	0.81	(0.01)		$10.80	8.19%	1.86	%(5)	1.11	%(5)	0.59	%(5)	105%	$534
A Class
2012(3)	$10.00	0.04		0.74	0.78	—	(4)	$10.78	7.80%	2.31	%(5)	1.56	%(5)	0.14	%(5)	105%	$231
C Class
2012(3)	$10.00	—	(4)	0.73	0.73	—		$10.73	7.30%	3.06	%(5)	2.31	%(5)	(0.61	)%(5)	105%	$112
R Class
2012(3)	$10.00	0.03		0.73	0.76	—		$10.76	7.60%	2.56	%(5)	1.81	%(5)	(0.11	)%(5)	105%	$112

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	October 31, 2011 (fund inception) through June 30, 2012.
(4)	Per-share amount was less than $0.005.
(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Plus Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period October 31, 2011 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.
Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholderconfirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement

33

approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $35,120, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75844   1208

ANNUAL REPORT                JUNE 30, 2012

Disciplined Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended June 30, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an accelerating market decline as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market.

In early October, however, the equity market bottomed and reversed course, enjoying a substantial rebound through the fourth quarter of 2011 and first quarter of 2012. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years. Another positive factor was better news out of Europe as the European Central Bank provided long-term financing to the debt markets and support for the Continent’s banking sector.

The final three months of the period brought another reversal as the headwinds facing the equity market at the start of the period returned to the forefront. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Large-Cap Stocks Outperformed

For the 12-month period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 4–5%. As the table below illustrates, however, there was a divergence in returns as large-cap stocks advanced while mid- and small-cap issues declined modestly. Growth and value stocks were mixed—growth issues outperformed among large-cap stocks, while value shares held up better in the mid- and small-cap segments of the market.

From a sector perspective, the defensive sectors of the market fared best. Utilities, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most during the period, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended June 30, 2012
Russell 1000 Index (Large-Cap)	4.37%	Russell 2000 Index (Small-Cap)	-2.08%
Russell 1000 Growth Index	5.76%	Russell 2000 Growth Index	-2.71%
Russell 1000 Value Index	3.01%	Russell 2000 Value Index	-1.44%
Russell Midcap Index	-1.65%
Russell Midcap Growth Index	-2.99%
Russell Midcap Value Index	-0.37%

3

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ADSIX	4.68%	2.78%	5.47%	9/30/05
Russell 1000 Growth Index	—	5.76%	2.87%	5.10%	—
Institutional Class	ADCIX	4.87%	2.98%	5.67%	9/30/05
A Class(1) No sales charge* With sales charge*	ADCVX	4.44% -1.56%	2.53% 1.33%	5.21% 4.29%	9/30/05
C Class	ADCCX	3.67%	—	0.92%	9/28/07
R Class	ADRRX	4.13%	2.27%	4.93%	9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Fund
$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.04%	0.84%	1.29%	2.04%	1.54%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth returned 4.68%* for the fiscal year ended June 30, 2012, compared with the 5.76% return of its benchmark, the Russell 1000 Growth Index, and the 5.45%** return of the broad S&P 500 Index.

In an up-and-down period for the U.S. stock market (see page 3 for details), Disciplined Growth posted a solid gain for the 12-month period but underperformed the Russell 1000 Growth Index. Stock selection in the consumer discretionary and financials sectors contributed the most to the fund’s overall underperformance.

Absolute Performance Driven by Technology and Consumer Staples

Disciplined Growth’s absolute return for the 12 months was driven primarily by strong returns in the information technology and consumer staples sectors, both of which generated double-digit gains. Four of the fund’s top 10 contributors to absolute performance came from the technology sector—consumer electronics maker Apple, credit card processor Visa, software maker Microsoft, and IT services provider International Business Machines. In the consumer staples sector, the best contributors were tobacco producer Philip Morris International and beverage maker Coca-Cola.

The fund’s holdings in the telecommunication services sector also fared well. Although telecom services is the smallest sector weighting in the portfolio (just over 1% as of June 30), it gained more than 20% for the reporting period. The fund’s top contributors in this sector were wireless services company Telephone & Data Systems and diversified telecom provider Verizon Communications.

The only two sectors in the portfolio to decline for the 12-month period were the industrials and energy sectors. Notable detractors included oil and gas producer Suncor Energy and energy services provider Schlumberger in the energy sector, and mining company Freeport-McMoRan Copper & Gold and chemicals producer Eastman Chemical in the materials sector.

Consumer Discretionary and Financials Detracted

Looking at performance versus the Russell 1000 Growth Index, the fund’s holdings in the consumer discretionary and financials sectors contributed the most to its underperformance of the index for the 12 months. Stock selection among hotels and restaurants and an overweight position in household durables companies detracted the most in the consumer discretionary sector. The biggest detractors from relative performance in this sector were specialty mattress maker Tempur-Pedic International and auto parts maker TRW Automotive. Tempur-Pedic declined sharply as increased price competition led the company to reduce its 2012 profit forecast, while TRW Automotive slumped amid a slowdown in vehicle sales and narrowing profit margins resulting from higher raw materials costs.

*  All fund returns referenced in this commentary are for Investor Class shares.

**The S&P 500 Index average annual returns were 0.22% for the five-year period ended June 30, 2012, and 3.70% since the fund’s inception on September 30, 2005.

6

In the financials sector, an underweight position in real estate investment trusts and stock selection among insurance firms generated the lion’s share of the underperformance. The most significant detractor in this sector was insurance firm Prudential Financial, which reported disappointing earnings as currency-related losses hurt returns in the company’s investment portfolio.

Other noteworthy detractors from performance versus the index included data storage products maker Brocade Communications Systems and hydraulic systems manufacturer Sauer-Danfoss. Softer technology spending led to an earnings shortfall for Brocade, while Sauer-Danfoss fell amid worries about declining sales in Europe.

Energy and Materials Outperformed

Stock selection was most successful in two of the weaker-performing sectors of the portfolio—energy and materials. Stock selection and an underweight position in energy equipment and services stocks was the key behind the outperformance in the energy sector. In particular, underweight positions in energy equipment and services providers Schlumberger and Halliburton added the most value as declining oil prices led to lower demand for their services.

The outperformance in the materials sector was driven entirely by security selection among chemicals companies. The top contributors in this sector were fertilizer producer CF Industries Holdings and specialty chemicals company LyondellBasell Industries. CF Industries consistently trounced earnings expectations thanks to robust demand, higher profit margins, and lower raw materials costs. LyondellBasell continued its recovery from bankruptcy in 2010, benefiting from expanding margins as commodity prices eased.

Elsewhere in the portfolio, the best individual contributors to relative performance during the 12 months included specialty retailer PetSmart, credit card processor Visa, and health care provider WellCare Health Plans. PetSmart, which operates a chain of pet supply stores, delivered strong same-store sales growth and profits that exceeded expectations. Visa benefited from growing debit card usage and strong growth overseas, while WellCare delivered better-than-expected profits resulting from a healthy increase in enrollment and cost reductions associated with a core systems upgrade.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	8.4%
International Business Machines Corp.	2.7%
Philip Morris International, Inc.	2.7%
Microsoft Corp.	2.6%
Google, Inc., Class A	2.3%
Oracle Corp.	2.2%
Abbott Laboratories	2.0%
Home Depot, Inc. (The)	1.8%
Visa, Inc., Class A	1.5%
United Technologies Corp.	1.5%

Top Five Industries	% of net assets
Computers and Peripherals	10.0%
Software	9.7%
IT Services	7.4%
Specialty Retail	5.6%
Pharmaceuticals	4.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.4%
Foreign Common Stocks*	6.4%
Total Common Stocks	98.8%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,109.50	$5.40	1.03%
Institutional Class	$1,000	$1,110.00	$4.35	0.83%
A Class	$1,000	$1,108.10	$6.71	1.28%
C Class	$1,000	$1,103.70	$10.62	2.03%
R Class	$1,000	$1,105.50	$8.01	1.53%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.17	1.03%
Institutional Class	$1,000	$1,020.74	$4.17	0.83%
A Class	$1,000	$1,018.50	$6.42	1.28%
C Class	$1,000	$1,014.77	$10.17	2.03%
R Class	$1,000	$1,017.26	$7.67	1.53%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

Shares	Value
Common Stocks — 98.8%
AEROSPACE AND DEFENSE — 2.9%
L-3 Communications Holdings, Inc.	2,438	$ 180,436
Northrop Grumman Corp.	8,295	529,138
Teledyne Technologies, Inc.(1)	2,741	168,983
Textron, Inc.	7,872	195,777
United Technologies Corp.	15,774	1,191,410
		2,265,744
AIR FREIGHT AND LOGISTICS — 1.3%
FedEx Corp.	5,857	536,560
United Parcel Service, Inc., Class B	6,285	495,006
		1,031,566
AIRLINES — 0.8%
Alaska Air Group, Inc.(1)	3,342	119,978
Delta Air Lines, Inc.(1)	48,588	532,038
		652,016
AUTO COMPONENTS — 0.2%
WABCO Holdings, Inc.(1)	3,016	159,637
BEVERAGES — 2.8%
Coca-Cola Co. (The)	14,037	1,097,553
Monster Beverage Corp.(1)	6,289	447,777
PepsiCo, Inc.	9,152	646,680
		2,192,010
BIOTECHNOLOGY — 4.1%
Amgen, Inc.	2,858	208,748
Biogen Idec, Inc.(1)	6,637	958,250
Celgene Corp.(1)	13,004	834,337
Gilead Sciences, Inc.(1)	5,704	292,501
Pharmacyclics, Inc.(1)	6,234	340,439
United Therapeutics Corp.(1)	12,516	618,040
		3,252,315
CHEMICALS — 3.1%
CF Industries Holdings, Inc.	3,630	703,276
LyondellBasell Industries NV, Class A	1,006	40,512
Monsanto Co.	12,684	1,049,981
NewMarket Corp.	2,490	539,334
PPG Industries, Inc.	1,198	127,132
		2,460,235
COMMERCIAL BANKS — 0.6%
Bank of Montreal	8,547	472,307
COMMUNICATIONS EQUIPMENT — 1.0%
Brocade Communications Systems, Inc.(1)	15,128	$ 74,581
Cisco Systems, Inc.	8,691	149,225
QUALCOMM, Inc.	10,103	562,535
		786,341
COMPUTERS AND PERIPHERALS — 10.0%
Apple, Inc.(1)	11,338	6,621,392
EMC Corp.(1)	37,851	970,121
Seagate Technology plc	10,171	251,529
		7,843,042
CONSTRUCTION AND ENGINEERING — 0.7%
Chicago Bridge & Iron Co. NV New York Shares	14,629	555,317
CONSUMER FINANCE — 0.6%
American Express Co.	8,271	481,455
DIVERSIFIED CONSUMER SERVICES — 0.8%
Apollo Group, Inc., Class A(1)	615	22,257
Coinstar, Inc.(1)	8,491	582,992
		605,249
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
AT&T, Inc.	1,376	49,068
Verizon Communications, Inc.	20,824	925,419
		974,487
ENERGY EQUIPMENT AND SERVICES — 1.2%
Helix Energy Solutions Group, Inc.(1)	28,524	468,079
Schlumberger Ltd.	6,766	439,181
		907,260
FOOD AND STAPLES RETAILING — 2.6%
CVS Caremark Corp.	13,733	641,743
Kroger Co. (The)	15,340	355,735
Wal-Mart Stores, Inc.	11,500	801,780
Whole Foods Market, Inc.	2,301	219,331
		2,018,589
FOOD PRODUCTS — 1.3%
Archer-Daniels-Midland Co.	17,149	506,239
Campbell Soup Co.	4,906	163,762
Dean Foods Co.(1)	8,527	145,215
Mead Johnson Nutrition Co.	2,949	237,424
		1,052,640
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
Medtronic, Inc.	784	30,364
ResMed, Inc.(1)	8,998	280,737
St. Jude Medical, Inc.	8,304	331,413
Thoratec Corp.(1)	10,124	339,964
		982,478

11

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 2.7%
Humana, Inc.	6,435	$ 498,326
McKesson Corp.	7,939	744,281
Omnicare, Inc.	2,812	87,819
UnitedHealth Group, Inc.	9,457	553,235
WellPoint, Inc.	4,063	259,179
		2,142,840
HOTELS, RESTAURANTS AND LEISURE — 1.9%
McDonald’s Corp.	5,764	510,287
Penn National Gaming, Inc.(1)	8,909	397,253
Wynn Resorts Ltd.	1,153	119,589
Yum! Brands, Inc.	7,172	462,020
		1,489,149
HOUSEHOLD DURABLES — 0.3%
Garmin Ltd.	6,880	263,435
HOUSEHOLD PRODUCTS — 0.1%
Church & Dwight Co., Inc.	1,985	110,108
INDUSTRIAL CONGLOMERATES — 1.1%
3M Co.	9,721	871,001
Danaher Corp.	283	14,739
		885,740
INSURANCE — 1.6%
Everest Re Group Ltd.	4,941	511,344
Marsh & McLennan Cos., Inc.	11,766	379,218
Prudential Financial, Inc.	235	11,381
Validus Holdings Ltd.	11,329	362,868
		1,264,811
INTERNET AND CATALOG RETAIL — 0.9%
Amazon.com, Inc.(1)	1,238	282,697
Expedia, Inc.	629	30,236
priceline.com, Inc.(1)	550	365,486
		678,419
INTERNET SOFTWARE AND SERVICES — 2.9%
Google, Inc., Class A(1)	3,119	1,809,238
IAC/InterActiveCorp	9,616	438,490
		2,247,728
IT SERVICES — 7.4%
Accenture plc, Class A	15,055	904,655
Gartner, Inc.(1)	8,920	384,006
International Business Machines Corp.	10,925	2,136,712
MasterCard, Inc., Class A	415	178,496
Teradata Corp.(1)	8,885	639,809
Total System Services, Inc.	16,880	403,938
Visa, Inc., Class A	9,726	1,202,425
		5,850,041
LEISURE EQUIPMENT AND PRODUCTS — 0.8%
Polaris Industries, Inc.	8,412	601,290
LIFE SCIENCES TOOLS AND SERVICES — 0.8%
Agilent Technologies, Inc.	14,430	$ 566,233
Life Technologies Corp.(1)	701	31,538
		597,771
MACHINERY — 1.6%
Caterpillar, Inc.	1,363	115,732
Cummins, Inc.	7,384	715,583
Sauer-Danfoss, Inc.	12,032	420,278
		1,251,593
MEDIA — 2.3%
CBS Corp., Class B	8,869	290,726
Comcast Corp., Class A	30,559	976,971
Regal Entertainment Group Class A	36,905	507,813
		1,775,510
METALS AND MINING — 0.5%
Coeur d’Alene Mines Corp.(1)	23,547	413,485
MULTILINE RETAIL — 1.3%
Dillard’s, Inc., Class A	7,800	496,704
Macy’s, Inc.	14,609	501,819
		998,523
OIL, GAS AND CONSUMABLE FUELS — 4.5%
Apache Corp.	2,101	184,657
Chevron Corp.	5,780	609,790
Energy XXI Bermuda Ltd.	17,021	532,587
Exxon Mobil Corp.	5,990	512,564
HollyFrontier Corp.	14,142	501,051
Marathon Petroleum Corp.	13,791	619,492
Occidental Petroleum Corp.	4,398	377,217
Suncor Energy, Inc.	4,291	124,224
Western Refining, Inc.	3,414	76,030
		3,537,612
PERSONAL PRODUCTS — 0.5%
Nu Skin Enterprises, Inc., Class A	9,002	422,194
PHARMACEUTICALS — 4.9%
Abbott Laboratories	24,581	1,584,737
Eli Lilly & Co.	16,173	693,983
Merck & Co., Inc.	13,461	561,997
Pfizer, Inc.	21,732	499,836
Warner Chilcott plc Class A(1)	27,526	493,266
		3,833,819
PROFESSIONAL SERVICES — 1.1%
Equifax, Inc.	3,316	154,526
Robert Half International, Inc.	10,029	286,528
Towers Watson & Co., Class A	7,307	437,689
		878,743

12

Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
American Tower Corp.	825	$ 57,676
Post Properties, Inc.	2,089	102,257
Simon Property Group, Inc.	1,140	177,452
		337,385
ROAD AND RAIL — 1.3%
Union Pacific Corp.	8,738	1,042,531
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.3%
Advanced Micro Devices, Inc.(1)	72,235	413,907
Avago Technologies Ltd.	15,244	547,260
Broadcom Corp., Class A(1)	2,994	101,197
Intel Corp.	17,659	470,612
KLA-Tencor Corp.	9,522	468,958
Lam Research Corp.(1)	13,411	506,131
LSI Corp.(1)	65,914	419,872
NVIDIA Corp.(1)	30,847	426,306
		3,354,243
SOFTWARE — 9.7%
Autodesk, Inc.(1)	9,129	319,424
Cadence Design Systems, Inc.(1)	49,989	549,379
Cerner Corp.(1)	7,827	646,980
Intuit, Inc.	11,950	709,232
Microsoft Corp.	67,306	2,058,890
Oracle Corp.	59,304	1,761,329
Symantec Corp.(1)	40,501	591,720
Synopsys, Inc.(1)	17,180	505,607
VMware, Inc., Class A(1)	5,042	459,024
		7,601,585
SPECIALTY RETAIL — 5.6%
Advance Auto Parts, Inc.	3,733	254,665
Bed Bath & Beyond, Inc.(1)	6,442	398,116
Best Buy Co., Inc.	3,045	63,823
Foot Locker, Inc.	17,710	541,572
Home Depot, Inc. (The)	26,810	1,420,662
O’Reilly Automotive, Inc.(1)	6,726	563,437
PetSmart, Inc.	8,780	598,620
TJX Cos., Inc. (The)	13,922	597,672
		4,438,567
TEXTILES, APPAREL AND LUXURY GOODS — 0.6%
Coach, Inc.	7,875	$ 460,530
TOBACCO — 3.3%
Lorillard, Inc.	3,644	480,826
Philip Morris International, Inc.	24,085	2,101,657
		2,582,483
TOTAL COMMON STOCKS (Cost $69,487,596)		77,752,823
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 4.00%, 2/15/15 – 6/30/16, valued at $224,888), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $220,605)		220,603
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $225,587), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $220,605)		220,603
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $56,179), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $55,151)		55,151
SSgA U.S. Government Money Market Fund	194,161	194,161
TOTAL TEMPORARY CASH INVESTMENTS (Cost $690,518)		690,518
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $70,178,114)		78,443,341
OTHER ASSETS AND LIABILITIES — 0.3%		227,279
TOTAL NET ASSETS — 100.0%		$78,670,620

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $70,178,114)	$78,443,341
Cash	3,096
Receivable for capital shares sold	240,062
Dividends and interest receivable	71,355
78,757,854

Liabilities
Payable for capital shares redeemed	17,892
Accrued management fees	63,440
Distribution and service fees payable	5,902
87,234

Net Assets	$78,670,620

Net Assets Consist of:
Capital (par value and paid-in surplus)	$72,853,403
Undistributed net investment income	173,326
Accumulated net realized loss	(2,621,336)
Net unrealized appreciation	8,265,227
$78,670,620

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$57,780,389	4,318,144	$13.38
Institutional Class, $0.01 Par Value	$878,074	65,411	$13.42
A Class, $0.01 Par Value	$15,725,685	1,179,775	$13.33	*
C Class, $0.01 Par Value	$3,389,085	260,859	$12.99
R Class, $0.01 Par Value	$897,387	67,963	$13.20
*Maximum offering price $14.14 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,586)	$1,000,755
Interest	715
1,001,470

Expenses:
Management fees	578,489
Distribution and service fees:
A Class	21,323
B Class	281
C Class	14,012
R Class	2,900
Directors’ fees and expenses	3,342
Other expenses	297
620,644

Net investment income (loss)	380,826

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,151,490)
Foreign currency transactions	(273)
(1,151,763)

Change in net unrealized appreciation (depreciation) on investments	3,130,433

Net realized and unrealized gain (loss)	1,978,670

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,359,496

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$380,826	$94,635
Net realized gain (loss)	(1,151,763)	2,788,807
Change in net unrealized appreciation (depreciation)	3,130,433	3,976,993
Net increase (decrease) in net assets resulting from operations	2,359,496	6,860,435

Distributions to Shareholders
From net investment income:
Investor Class	(212,216)	(52,830)
Institutional Class	(4,207)	(12,483)
A Class	(19,403)	(235)
R Class	(97)	—
Decrease in net assets from distributions	(235,923)	(65,548)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	38,209,077	15,583,236

Net increase (decrease) in net assets	40,332,650	22,378,123

Net Assets
Beginning of period	38,337,970	15,959,847
End of period	$78,670,620	$38,337,970

Undistributed net investment income	$173,326	$27,898

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in large capitalization publicly-traded U.S. companies.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 1.03% for the Investor Class, A Class, C Class and R Class and 0.83% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $91,171,219 and $53,325,339, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	3,578,682	$46,180,344	1,682,989	$20,358,748
Issued in reinvestment of distributions	17,243	209,676	4,156	49,256
Redeemed	(1,725,812)	(21,732,668)	(618,950)	(7,255,643)
	1,870,113	24,657,352	1,068,195	13,152,361
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	32,264	419,527	98,023	1,194,467
Issued in reinvestment of distributions	346	4,207	1,052	12,483
Redeemed	(207,473)	(2,522,693)	(90,338)	(1,049,782)
	(174,863)	(2,098,959)	8,737	157,168
A Class/Shares Authorized	10,000,000		10,000,000
Sold	1,100,809	14,250,995	191,652	2,338,216
Issued in reinvestment of distributions	1,565	18,988	19	229
Redeemed	(159,101)	(2,008,105)	(26,791)	(317,714)
	943,273	12,261,878	164,880	2,020,731
B Class/Shares Authorized	N/A		10,000,000
Sold	—	—	3,344	38,679
Redeemed	(8,382)	(97,146)	(964)	(11,820)
	(8,382)	(97,146)	2,380	26,859
C Class/Shares Authorized	10,000,000		10,000,000
Sold	269,754	3,378,081	17,046	199,910
Redeemed	(22,213)	(292,954)	(8,227)	(101,818)
	247,541	3,085,127	8,819	98,092
R Class/Shares Authorized	10,000,000		10,000,000
Sold	73,366	928,543	10,440	132,524
Issued in reinvestment of distributions	8	97	—	—
Redeemed	(44,265)	(527,815)	(359)	(4,499)
	29,109	400,825	10,081	128,025
Net increase (decrease)	2,906,791	$38,209,077	1,263,092	$15,583,236

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$72,693,519	—	—
Foreign Common Stocks	5,059,304	—	—
Temporary Cash Investments	194,161	$496,357	—
Total Value of Investment Securities	$77,946,984	$496,357	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$235,923	$65,548
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$70,375,539
Gross tax appreciation of investments	$9,756,235
Gross tax depreciation of investments	(1,688,433)
Net tax appreciation (depreciation) of investments	$8,067,802
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$8,067,802
Undistributed ordinary income	$173,326
Accumulated short-term capital losses	$(1,964,269)
Post-October capital loss deferral	$(459,642)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2018	Unlimited
$(1,347,871)	$(616,398)

The loss deferral represents certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$12.85	0.09	0.50	0.59	(0.06)	—	(0.06)	$13.38	4.68%	1.04%	0.73%	94%	$57,780
2011	$9.27	0.04	3.57	3.61	(0.03)	—	(0.03)	$12.85	39.00%	1.04%	0.37%	117%	$31,450
2010	$8.01	0.04	1.27	1.31	(0.05)	—	(0.05)	$9.27	16.35%	1.05%	0.46%	84%	$12,787
2009	$11.12	0.04	(3.12)	(3.08)	(0.03)	—	(0.03)	$8.01	(27.63)%	1.05%	0.44%	98%	$10,440
2008	$12.35	(0.01)	(0.74)	(0.75)	—	(0.48)	(0.48)	$11.12	(6.38)%	1.03%	(0.07)%	134%	$16,093
Institutional Class
2012	$12.89	0.10	0.52	0.62	(0.09)	—	(0.09)	$13.42	4.87%	0.84%	0.93%	94%	$878
2011	$9.30	0.06	3.59	3.65	(0.06)	—	(0.06)	$12.89	39.26%	0.84%	0.57%	117%	$3,097
2010	$8.03	0.06	1.28	1.34	(0.07)	—	(0.07)	$9.30	16.67%	0.85%	0.66%	84%	$2,152
2009	$11.15	0.05	(3.12)	(3.07)	(0.05)	—	(0.05)	$8.03	(27.50)%	0.85%	0.64%	98%	$2,265
2008	$12.36	0.01	(0.74)	(0.73)	—	(0.48)	(0.48)	$11.15	(6.22)%	0.83%	0.13%	134%	$4,194
A Class(3)
2012	$12.80	0.07	0.49	0.56	(0.03)	—	(0.03)	$13.33	4.44%	1.29%	0.48%	94%	$15,726
2011	$9.23	0.02	3.55	3.57	— (4)	—	— (4)	$12.80	38.71%	1.29%	0.12%	117%	$3,026
2010	$7.98	0.02	1.26	1.28	(0.03)	—	(0.03)	$9.23	16.00%	1.30%	0.21%	84%	$661
2009	$11.07	0.02	(3.09)	(3.07)	(0.02)	—	(0.02)	$7.98	(27.76)%	1.30%	0.19%	98%	$408
2008	$12.33	(0.04)	(0.74)	(0.78)	—	(0.48)	(0.48)	$11.07	(6.65)%	1.28%	(0.32)%	134%	$571

23

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data												Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:							Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income		Net Realized Gains	Total Distributions		Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
C Class
2012	$12.53	(0.03)	0.49	0.46	—		—	—		$12.99	3.67%	2.04%		(0.27)%		94%		$3,389
2011	$9.11	(0.07)	3.49	3.42	—		—	—		$12.53	37.54%	2.04%		(0.63)%		117%		$167
2010	$7.91	(0.05)	1.25	1.20	—		—	—		$9.11	15.17%	2.05%		(0.54)%		84%		$41
2009	$11.04	(0.04)	(3.09)	(3.13)	—		—	—		$7.91	(28.35)%	2.05%		(0.56)%		98%		$54
2008(5)	$12.93	(0.09)	(1.32)	(1.41)	—		(0.48)	(0.48)		$11.04	(11.22)%	2.03	%(6)	(1.01	)%(6)	134	%(7)	$22
R Class
2012	$12.68	0.02	0.50	0.52	—	(4)	—	—	(4)	$13.20	4.13%	1.54%		0.23%		94%		$897
2011	$9.17	(0.01)	3.52	3.51	—		—	—		$12.68	38.28%	1.54%		(0.13)%		117%		$493
2010	$7.92	— (4)	1.25	1.25	—	(4)	—	—	(4)	$9.17	15.82%	1.55%		(0.04)%		84%		$264
2009	$11.00	— (4)	(3.08)	(3.08)	—		—	—		$7.92	(28.00)%	1.55%		(0.06)%		98%		$417
2008	$12.28	(0.07)	(0.73)	(0.80)	—		(0.48)	(0.48)		$11.00	(6.84)%	1.53%		(0.57)%		134%		$576

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(4)	Per-share amount was less than $0.005.
(5)	September 28, 2007 (commencement of sale) through June 30, 2008.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

25

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.
Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholderconfirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement

30

approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $235,923 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75838   1208

ANNUAL REPORT                       JUNE 30, 2012

Disciplined Growth Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Statement of Cash Flows	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the shortened reporting period from the fund’s inception on October 31, 2011, to June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

The global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

Some of these near-term uncertainties manifested themselves in relative asset returns for the eight months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied, most notably the 30-year U.S. Treasury bond, which posted an 11.40% total return, well above most stock market benchmarks. Meanwhile, U.S. stocks significantly outperformed their international counterparts—the S&P 500 Index gained 10.36%. International stock returns for U.S. investors were undermined by weakening global economic growth and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that helped trigger the flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

U.S. Stocks Advanced

The U.S. stock market rallied broadly during the period from October 31, 2011, to June 30, 2012, though stocks faced some volatility along the way. Stocks generally rose from the beginning of the period through the end of March 2012 as signs of improving economic activity emerged. In particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in more than three years.

Another positive factor was better news regarding Europe’s ongoing sovereign debt problems, which had taken a turn for the worse during the summer and fall of 2011. As the contagion spread to larger, fiscally troubled European countries such as Italy and Spain, the European Central Bank took steps to ease the crisis by providing long-term financing to the debt markets and support for the Continent’s banking sector.

Stocks gave back some gains during the last three months of the period as evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and faltering banks in Spain—weighed on investor confidence. Although the broad equity indices rebounded in the period’s final month amid some positive news out of Europe, it was not enough to offset the declines from April and May.

Large-Cap Stocks Outperformed

For the reporting period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by approximately 10%. As the table below illustrates, large-cap stocks outpaced mid- and small-cap issues, while value shares outperformed growth-oriented stocks across all market capitalizations.

From a sector perspective, the defensive sectors of the market fared best. Health care, consumer staples, and telecommunication services stocks all generated double-digit gains for the reporting period, with telecom stocks gaining more than 20% as a group. On the downside, the only sector to decline for the reporting period was energy, which reflected a broad decline in commodity prices, including a 9% drop in the price of oil.

U.S. Stock Index Returns
From October 31, 2011 through June 30, 2012*
Russell 1000 Index (Large-Cap)	10.01%	Russell 2000 Index (Small-Cap)	8.85%
Russell 1000 Growth Index	9.71%	Russell 2000 Growth Index	8.00%
Russell 1000 Value Index	10.29%	Russell 2000 Value Index	9.71%
Russell Midcap Index	7.30%
Russell Midcap Growth Index	5.97%
Russell Midcap Value Index	8.56%
*Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of June 30, 2012
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ACDJX	8.73%	10/31/11
Russell 1000 Growth Index	—	9.71%	—
Institutional Class	ACDKX	8.87%	10/31/11
A Class No sales charge* With sales charge*	ACDQX	8.59% 2.34%	10/31/11
C Class No sales charge* With sales charge*	ACDHX	8.00% 7.00%	10/31/11
R Class	ACDWX	8.34%	10/31/11

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk, leverage risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Fund
$10,000 investment made October 31, 2011

*From 10/31/11, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.22%	2.02%	2.47%	3.22%	2.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk, leverage risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin, and Lynette Pang

Performance Summary

Disciplined Growth Plus returned 8.73%* from the fund’s inception date on October 31, 2011, through June 30, 2012. By comparison, the Russell 1000 Growth Index returned 9.71% over the same time period, and the broad S&P 500 Index returned 10.36%.

The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. For the reporting period, Disciplined Growth Plus posted a solid gain but underperformed its benchmark, the Russell 1000 Growth Index, and the broad S&P 500. Stock selection was the primary factor behind the underperformance of the benchmark index.

Absolute Performance Driven by Technology and Health Care

The fund’s absolute return for the reporting period was driven primarily by strong returns in the information technology and health care sectors. Five of the fund’s top 10 contributors to absolute performance came from the technology sector—long positions in consumer electronics maker Apple, software maker Microsoft, and disk drive maker Seagate Technology, as well as short positions in two semiconductor manufacturers with meaningful solar power units, MEMC Electronic Materials and First Solar. In the health care sector, the best contributors were drug maker Abbott Laboratories and biotechnology firm Pharmacyclics.

Other significant contributors to absolute performance included tobacco producer Philip Morris International, home improvement retailer Home Depot, and energy producer Exxon Mobil.

The only sector in the portfolio to decline for the reporting period was the financials sector. The most notable detractors in this sector were short positions in insurance firms MBIA and American International Group. Elsewhere in the portfolio, the largest decliners included specialty mattress maker Tempur-Pedic International and mining company Coeur d’Alene Mines.

Financials and Consumer Discretionary Detracted from Relative Results

Looking at performance versus the Russell 1000 Growth Index, the fund’s holdings in the financials and consumer discretionary sectors contributed the most to its underperformance of the index for the reporting period. The most significant detractor in the financials sector was a short position in insurer MBIA. The company rallied during the period as its investment-grade credit rating was affirmed and it settled litigation related to its 2009 reorganization. Other notable detractors among the portfolio’s financial stocks included an overweight position in pawn shop operator Cash America International, which faced a slowdown in consumer demand, and a short position in insurance broker American International Group, which reported earnings that exceeded expectations during the period.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

In the consumer discretionary sector, noteworthy detractors included specialty mattress maker Tempur-Pedic International and diet company Weight Watchers International. Tempur-Pedic declined sharply as increased price competition led the company to reduce its 2012 profit forecast, while Weight Watchers reported disappointing earnings as higher marketing costs crimped profit margins.

Other significant detractors in the portfolio included an overweight position in mining company Coeur d’Alene Mines and a short position in drug maker Pharmasset. Coeur d’Alene Mines struggled with declining prices for silver and other commodities, while Pharmasset was acquired by a competitor at a substantial premium.

Technology and Energy Added Value

On the positive side, the fund’s holdings in the information technology and energy sectors contributed favorably to results versus the index for the reporting period. Short positions in solar products maker First Solar and semiconductor manufacturer MEMC Electronic Materials contributed the most to the outperformance in the information technology sector. Both companies were adversely affected by a sharp decline in demand for solar power installations. An overweight position in disk drive maker Seagate Technology and a short position in wireless communications equipment maker InterDigital also added value.

In the energy sector, the best investment decisions were a short position in offshore drilling and shipping company Ship Finance International and an overweight position in oil refiner CVR Energy. CVR Energy benefited from increased production and higher profit margins, while Ship Finance reported an earnings shortfall and received a credit rating downgrade during the period.

Other top contributors to performance versus the Russell 1000 Growth Index included short positions in mining company Northern Dynasty Minerals and electrical equipment manufacturer GrafTech International. Northern Dynasty fell amid regulatory difficulties on its primary mining project, while GrafTech suffered from its meaningful exposure to the steel industry, which experienced declining demand and prices.

A Look Ahead

As we move into the second half of 2012, the U.S. equity market is likely to remain volatile given the uncertainty regarding the economic outlook, the European debt situation, and the upcoming U.S. presidential election. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2012
Top Ten Long Holdings	% of net assets
Apple, Inc.	8.32%
International Business Machines Corp.	2.67%
Philip Morris International, Inc.	2.62%
Microsoft Corp.	2.55%
Google, Inc., Class A	2.53%
Oracle Corp.	2.27%
Abbott Laboratories	2.04%
Home Depot, Inc. (The)	1.75%
Coca-Cola Co. (The)	1.54%
United Technologies Corp.	1.46%

Top Five Short Holdings	% of net assets
MEMC Electronic Materials, Inc.	(0.78)%
MGIC Investment Corp.	(0.77)%
InterDigital, Inc.	(0.71)%
Enstar Group Ltd.	(0.70)%
Platinum Underwriters Holdings Ltd.	(0.69)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.6%
Common Stocks Sold Short	(29.7)%
Other Assets and Liabilities	1.1%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,108.20	$12.89	2.46%
Institutional Class	$1,000	$1,109.20	$11.85	2.26%
A Class	$1,000	$1,107.10	$14.20	2.71%
C Class	$1,000	$1,103.20	$18.09	3.46%
R Class	$1,000	$1,105.10	$15.49	2.96%
Hypothetical
Investor Class	$1,000	$1,012.63	$12.31	2.46%
Institutional Class	$1,000	$1,013.63	$11.31	2.26%
A Class	$1,000	$1,011.39	$13.55	2.71%
C Class	$1,000	$1,007.66	$17.27	3.46%
R Class	$1,000	$1,010.14	$14.79	2.96%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2012

Shares	Value
Common Stocks — 128.6%
AEROSPACE AND DEFENSE — 3.0%
Boeing Co. (The)(1)	26	$1,932
L-3 Communications Holdings, Inc.(1)	149	11,028
Northrop Grumman Corp.(1)	394	25,133
Textron, Inc.(1)	889	22,109
United Technologies Corp.(1)	734	55,439
		115,641
AIR FREIGHT AND LOGISTICS — 1.4%
FedEx Corp.(1)	297	27,208
United Parcel Service, Inc., Class B(1)	314	24,731
		51,939
AIRLINES — 1.2%
Alaska Air Group, Inc.(1)(2)	500	17,950
Delta Air Lines, Inc.(1)(2)	2,233	24,451
United Continental Holdings, Inc.(2)	77	1,874
		44,275
AUTO COMPONENTS — 0.8%
BorgWarner, Inc.(1)(2)	98	6,428
Lear Corp.	57	2,151
WABCO Holdings, Inc.(1)(2)	436	23,077
		31,656
AUTOMOBILES — 0.1%
General Motors Co.(2)	106	2,090
BEVERAGES — 3.3%
Boston Beer Co., Inc., Class A(1)(2)	161	19,481
Coca-Cola Co. (The)(1)	748	58,486
Dr Pepper Snapple Group, Inc.(1)	141	6,169
Monster Beverage Corp.(2)	150	10,680
PepsiCo, Inc.(1)	438	30,949
		125,765
BIOTECHNOLOGY — 3.7%
Alexion Pharmaceuticals, Inc.(2)	33	3,277
Amgen, Inc.(1)	287	20,962
Biogen Idec, Inc.(1)(2)	189	27,288
Celgene Corp.(1)(2)	385	24,702
Cubist Pharmaceuticals, Inc.(1)(2)	170	6,445
Gilead Sciences, Inc.(1)(2)	473	24,255
Momenta Pharmaceuticals, Inc.(2)	600	$8,112
Pharmacyclics, Inc.(1)(2)	169	9,229
United Therapeutics Corp.(1)(2)	212	10,468
Vertex Pharmaceuticals, Inc.(1)(2)	101	5,648
		140,386
CAPITAL MARKETS — 2.1%
Affiliated Managers Group, Inc.(1)(2)	103	11,273
Greenhill & Co., Inc.(1)	294	10,481
LPL Financial Holdings, Inc.(1)	530	17,898
T. Rowe Price Group, Inc.(1)	324	20,399
Waddell & Reed Financial, Inc.(1)	612	18,532
		78,583
CHEMICALS — 3.8%
CF Industries Holdings, Inc.(1)	140	27,124
E.I. du Pont de Nemours & Co.(1)	77	3,894
LyondellBasell Industries NV, Class A(1)	411	16,551
Monsanto Co.(1)	612	50,661
NewMarket Corp.	45	9,747
PPG Industries, Inc.(1)	261	27,697
Rockwood Holdings, Inc.(1)	222	9,846
		145,520
COMMERCIAL BANKS — 0.6%
Bank of Montreal(1)	406	22,436
COMMERCIAL SERVICES AND SUPPLIES — 0.6%
Portfolio Recovery Associates, Inc.(1)(2)	237	21,629
COMMUNICATIONS EQUIPMENT — 2.4%
Brocade Communications Systems, Inc.(1)(2)	628	3,096
Cisco Systems, Inc.(1)	110	1,889
Motorola Solutions, Inc.(1)	500	24,055
Plantronics, Inc.(1)	322	10,755
QUALCOMM, Inc.(1)	905	50,390
		90,185
COMPUTERS AND PERIPHERALS — 10.5%
Apple, Inc.(1)(2)	541	315,944
EMC Corp.(1)(2)	1,787	45,801
Seagate Technology plc(1)	837	20,699
Western Digital Corp.(1)(2)	517	15,758
		398,202

11

Shares	Value
CONSTRUCTION AND ENGINEERING — 1.5%
Chicago Bridge & Iron Co. NV New York Shares(1)	603	$22,890
Granite Construction, Inc.(1)	899	23,473
URS Corp.(1)	250	8,720
		55,083
CONSUMER FINANCE — 1.1%
American Express Co.(1)	304	17,696
Cash America International, Inc.(1)	571	25,147
		42,843
DIVERSIFIED CONSUMER SERVICES — 1.4%
Bridgepoint Education, Inc.(1)(2)	799	17,418
Coinstar, Inc.(1)(2)	410	28,151
Weight Watchers International, Inc.(1)(2)	151	7,785
		53,354
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Bank of America Corp.(1)	744	6,086
CBOE Holdings, Inc.(1)	393	10,878
MarketAxess Holdings, Inc.(1)	477	12,708
Moody’s Corp.(1)	373	13,633
		43,305
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
Verizon Communications, Inc.(1)	1,014	45,062
ELECTRICAL EQUIPMENT — 1.2%
Belden, Inc.(1)	573	19,109
Emerson Electric Co.(1)	226	10,527
Generac Holdings, Inc.(1)(2)	304	7,314
Roper Industries, Inc.	70	6,901
		43,851
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.2%
Itron, Inc.(1)(2)	556	22,929
Molex, Inc.(1)	738	17,668
Tech Data Corp.(2)	102	4,913
		45,510
ENERGY EQUIPMENT AND SERVICES — 1.4%
Core Laboratories NV	17	1,970
Helix Energy Solutions Group, Inc.(1)(2)	1,525	25,025
Hornbeck Offshore Services, Inc.(2)	67	2,598
National Oilwell Varco, Inc.(1)	94	6,058
Schlumberger Ltd.(1)	272	17,656
		53,307
FOOD AND STAPLES RETAILING — 2.1%
Costco Wholesale Corp.(1)	88	$8,360
CVS Caremark Corp.(1)	329	15,374
Kroger Co. (The)(1)	594	13,775
Rite Aid Corp.(2)	4,537	6,352
SUPERVALU, Inc.(1)	2,307	11,950
Wal-Mart Stores, Inc.(1)	342	23,844
		79,655
FOOD PRODUCTS — 2.5%
Archer-Daniels-Midland Co.(1)	591	17,446
B&G Foods, Inc.(1)	97	2,580
Bunge Ltd.(1)	77	4,831
Campbell Soup Co.(1)	194	6,476
ConAgra Foods, Inc.(1)	545	14,132
Darling International, Inc.(2)	131	2,160
Dean Foods Co.(1)(2)	1,729	29,445
Mead Johnson Nutrition Co.(1)	205	16,505
		93,575
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.5%
Align Technology, Inc.(2)	187	6,257
Cooper Cos., Inc. (The)(1)	102	8,135
Hologic, Inc.(1)(2)	849	15,316
Medtronic, Inc.(1)	589	22,812
ResMed, Inc.(2)	102	3,182
St. Jude Medical, Inc.(1)	402	16,044
Thoratec Corp.(1)(2)	729	24,480
		96,226
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Humana, Inc.(1)	301	23,310
McKesson Corp.(1)	187	17,531
Omnicare, Inc.(1)	658	20,549
UnitedHealth Group, Inc.	339	19,832
		81,222
HEALTH CARE TECHNOLOGY — 0.1%
Allscripts Healthcare Solutions, Inc.(2)	407	4,448
HOTELS, RESTAURANTS AND LEISURE — 3.8%
Bob Evans Farms, Inc.	515	20,703
Domino’s Pizza, Inc.(1)	212	6,553
International Game Technology(1)	995	15,671
McDonald’s Corp.(1)	284	25,142
Penn National Gaming, Inc.(1)(2)	563	25,104
Wynn Resorts Ltd.(1)	172	17,840
Yum! Brands, Inc.(1)	540	34,787
		145,800

12

Shares	Value
HOUSEHOLD DURABLES — 1.0%
Garmin Ltd.(1)	546	$20,906
Harman International Industries, Inc.(1)	171	6,772
Tempur-Pedic International, Inc.(1)(2)	464	10,853
		38,531
HOUSEHOLD PRODUCTS — 0.6%
Church & Dwight Co., Inc.	349	19,359
Spectrum Brands Holdings, Inc.(1)(2)	68	2,215
		21,574
INDUSTRIAL CONGLOMERATES — 1.1%
3M Co.(1)	487	43,635
INSURANCE — 4.9%
Aflac, Inc.(1)	253	10,775
Allied World Assurance Co. Holdings Ltd.(1)	230	18,278
American National Insurance Co.	60	4,276
Aspen Insurance Holdings Ltd.	438	12,658
Assurant, Inc.(1)	613	21,357
Axis Capital Holdings Ltd.	374	12,174
CNA Financial Corp.	71	1,968
Everest Re Group Ltd.(1)	243	25,148
Loews Corp.(1)	598	24,464
Marsh & McLennan Cos., Inc.(1)	193	6,221
MetLife, Inc.	279	8,607
Principal Financial Group, Inc.(1)	223	5,849
ProAssurance Corp.	257	22,896
Prudential Financial, Inc.	92	4,456
Validus Holdings Ltd.(1)	213	6,823
		185,950
INTERNET AND CATALOG RETAIL — 1.6%
Amazon.com, Inc.(1)(2)	160	36,536
priceline.com, Inc.(1)(2)	37	24,587
		61,123
INTERNET SOFTWARE AND SERVICES — 3.8%
Ancestry.com, Inc.(1)(2)	960	26,429
Google, Inc., Class A(1)(2)	166	96,292
IAC/InterActiveCorp.(1)	180	8,208
VistaPrint NV(1)(2)	471	15,213
		146,142
IT SERVICES — 6.8%
Accenture plc, Class A(1)	353	21,212
Alliance Data Systems Corp.(1)(2)	17	2,295
CACI International, Inc., Class A(1)(2)	274	15,075
Gartner, Inc.(2)	51	$2,196
International Business Machines Corp.(1)	518	101,310
Jack Henry & Associates, Inc.(1)	162	5,592
MasterCard, Inc., Class A(1)	8	3,441
SAIC, Inc.(1)	1,554	18,834
Teradata Corp.(2)	72	5,185
Total System Services, Inc.(1)	905	21,657
Unisys Corp.(1)(2)	424	8,289
Visa, Inc., Class A(1)	441	54,521
		259,607
LEISURE EQUIPMENT AND PRODUCTS — 0.7%
Polaris Industries, Inc.(1)	363	25,947
LIFE SCIENCES TOOLS AND SERVICES — 0.8%
Agilent Technologies, Inc.(1)	508	19,934
Life Technologies Corp.(2)	211	9,493
		29,427
MACHINERY — 3.1%
Actuant Corp., Class A(1)	577	15,671
AGCO Corp.(1)(2)	80	3,658
Caterpillar, Inc.(1)	276	23,435
Cummins, Inc.(1)	345	33,434
Parker-Hannifin Corp.(1)	202	15,530
Sauer-Danfoss, Inc.(1)	584	20,399
Wabtec Corp.(1)	61	4,759
		116,886
MEDIA — 3.5%
Arbitron, Inc.(1)	665	23,275
CBS Corp., Class B(1)	412	13,505
Cinemark Holdings, Inc.	234	5,347
Comcast Corp., Class A(1)	603	19,278
Regal Entertainment Group Class A(1)	1,788	24,603
Scholastic Corp.(1)	828	23,316
Sirius XM Radio, Inc.(1)(2)	12,455	23,042
Time Warner Cable, Inc.	28	2,299
		134,665
METALS AND MINING — 2.4%
Alacer Gold Corp.(1)(2)	1,214	6,410
Coeur d’Alene Mines Corp.(1)(2)	1,385	24,321
Nevsun Resources Ltd.(1)	3,825	12,393
Silver Wheaton Corp.(1)	859	23,056
Stillwater Mining Co.(2)	463	3,954
Teck Resources Ltd.	481	14,882
Worthington Industries, Inc.	109	2,231
Yamana Gold, Inc. New York Shares(1)	241	3,711
		90,958

13

Shares	Value
MULTI-UTILITIES — 0.2%
Ameren Corp.(1)	185	$6,205
MULTILINE RETAIL — 1.4%
Dillard’s, Inc., Class A(1)	328	20,887
Macy’s, Inc.(1)	267	9,172
Saks, Inc.(1)(2)	2,197	23,398
		53,457
OIL, GAS AND CONSUMABLE FUELS — 5.6%
Apache Corp.(1)	318	27,949
Chevron Corp.(1)	272	28,696
Cloud Peak Energy, Inc.(1)(2)	619	10,467
ConocoPhillips	57	3,185
Denbury Resources, Inc.(1)(2)	566	8,552
Energy XXI Bermuda Ltd.(1)	899	28,130
Exxon Mobil Corp.(1)	284	24,302
Marathon Oil Corp.(1)	77	1,969
Marathon Petroleum Corp.	446	20,035
Suncor Energy, Inc.(1)	782	22,639
Valero Energy Corp.(1)	335	8,090
Western Refining, Inc.(1)	1,367	30,443
		214,457
PAPER AND FOREST PRODUCTS — 0.3%
Buckeye Technologies, Inc.	129	3,675
Domtar Corp.(1)	104	7,978
		11,653
PERSONAL PRODUCTS — 0.8%
Estee Lauder Cos., Inc. (The), Class A(1)	223	12,069
Nu Skin Enterprises, Inc., Class A(1)	420	19,698
		31,767
PHARMACEUTICALS — 5.3%
Abbott Laboratories(1)	1,201	77,428
Auxilium Pharmaceuticals, Inc.(1)(2)	742	19,952
Bristol-Myers Squibb Co.(1)	70	2,517
Eli Lilly & Co.(1)	752	32,268
Merck & Co., Inc.(1)	613	25,593
Pfizer, Inc.(1)	855	19,665
Warner Chilcott plc, Class A(1)(2)	1,262	22,615
		200,038
PROFESSIONAL SERVICES — 1.3%
Corporate Executive Board Co. (The)(1)	638	26,082
Robert Half International, Inc.	348	9,942
Towers Watson & Co., Class A(1)	217	12,998
		49,022
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.3%
Extra Space Storage, Inc.	93	$2,846
First Industrial Realty Trust, Inc.(1)(2)	824	10,399
LaSalle Hotel Properties(1)	114	3,322
Lexington Realty Trust(1)	2,746	23,258
Simon Property Group, Inc.(1)	27	4,203
Taubman Centers, Inc.(1)	56	4,321
		48,349
ROAD AND RAIL — 1.4%
Dollar Thrifty Automotive Group, Inc.(2)	59	4,777
J.B. Hunt Transport Services, Inc.	125	7,450
Old Dominion Freight Line, Inc.(2)	377	16,320
Union Pacific Corp.(1)	201	23,981
		52,528
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.2%
Advanced Micro Devices, Inc.(1)(2)	3,766	21,579
Applied Materials, Inc.(1)	488	5,592
Avago Technologies Ltd.(1)	438	15,724
Broadcom Corp., Class A(2)	141	4,766
Cypress Semiconductor Corp.(1)(2)	896	11,845
GT Advanced Technologies, Inc.(1)(2)	430	2,270
Intel Corp.(1)	822	21,906
KLA-Tencor Corp.	419	20,636
Lam Research Corp.(2)	286	10,794
LSI Corp.(1)(2)	3,025	19,269
Maxim Integrated Products, Inc.(1)	282	7,231
NVIDIA Corp.(1)(2)	1,352	18,685
		160,297
SOFTWARE — 9.6%
Autodesk, Inc.(2)	281	9,832
Cadence Design Systems, Inc.(1)(2)	2,312	25,409
Cerner Corp.(1)(2)	28	2,314
Intuit, Inc.(1)	376	22,316
JDA Software Group, Inc.(1)(2)	418	12,410
Mentor Graphics Corp.(1)(2)	1,752	26,280
Microsoft Corp.(1)	3,172	97,031
Oracle Corp.(1)	2,906	86,308
Symantec Corp.(1)(2)	1,934	28,256
Synopsys, Inc.(1)(2)	71	2,090
TiVo, Inc.(1)(2)	2,178	18,012

14

Shares	Value
VMware, Inc., Class A(1)(2)	265	$24,126
Zynga, Inc., Class A(2)	1,699	9,243
		363,627
SPECIALTY RETAIL — 5.6%
Advance Auto Parts, Inc.(1)	302	20,602
Best Buy Co., Inc.	103	2,159
Foot Locker, Inc.(1)	827	25,290
GameStop Corp., Class A(1)	128	2,350
Home Depot, Inc. (The)(1)	1,255	66,502
O’Reilly Automotive, Inc.(1)(2)	319	26,723
PetSmart, Inc.(1)	480	32,726
Sally Beauty Holdings, Inc.(2)	223	5,740
Select Comfort Corp.(1)(2)	704	14,728
TJX Cos., Inc. (The)	305	13,094
Vitamin Shoppe, Inc.(1)(2)	47	2,582
		212,496
TEXTILES, APPAREL AND LUXURY GOODS — 1.4%
Coach, Inc.(1)	425	24,854
Crocs, Inc.(1)(2)	1,153	18,621
Fifth & Pacific Cos., Inc.(2)	214	2,296
Iconix Brand Group, Inc.(2)	109	1,905
Jones Group, Inc. (The)	352	3,365
PVH Corp.	28	2,178
		53,219
THRIFTS AND MORTGAGE FINANCE — 0.6%
Ocwen Financial Corp.(1)(2)	1,248	23,437
TOBACCO — 2.6%
Philip Morris International, Inc.(1)	1,139	99,389
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 128.6% (Cost $4,760,772)		4,885,934
Common Stocks Sold Short — (29.7)%
AIR FREIGHT AND LOGISTICS — (0.6)%
Atlas Air Worldwide Holdings, Inc.	(550)	(23,931)
AUTO COMPONENTS — (0.6)%
Goodyear Tire & Rubber Co. (The)	(1,767)	(20,868)
Johnson Controls, Inc.	(91)	(2,522)
		(23,390)
BIOTECHNOLOGY — (0.9)%
Idenix Pharmaceuticals, Inc.	(732)	(7,539)
Incyte Corp. Ltd.	(334)	(7,582)
Ironwood Pharmaceuticals, Inc.	(620)	(8,544)
Theravance, Inc.	(420)	(9,332)
		(32,997)
BUILDING PRODUCTS — (0.1)%
USG Corp.	(144)	$(2,743)
CAPITAL MARKETS — (1.4)%
Apollo Investment Corp.	(1,060)	(8,141)
Ares Capital Corp.	(1,575)	(25,137)
Prospect Capital Corp.	(1,756)	(20,001)
		(53,279)
CHEMICALS — (0.2)%
Scotts Miracle-Gro Co. (The), Class A	(217)	(8,923)
COMMERCIAL BANKS — (0.6)%
Texas Capital Bancshares, Inc.	(519)	(20,962)
COMMERCIAL SERVICES AND SUPPLIES — (0.3)%
Interface, Inc., Class A	(769)	(10,481)
COMMUNICATIONS EQUIPMENT — (1.2)%
InterDigital, Inc.	(913)	(26,943)
Viasat, Inc.	(518)	(19,565)
		(46,508)
COMPUTERS AND PERIPHERALS — (0.8)%
Fusion-io, Inc.	(1,180)	(24,650)
SanDisk Corp.	(182)	(6,640)
		(31,290)
CONSTRUCTION AND ENGINEERING — (0.2)%
MasTec, Inc.	(566)	(8,513)
ELECTRICAL EQUIPMENT — (0.7)%
General Cable Corp.	(269)	(6,978)
GrafTech International Ltd.	(2,105)	(20,313)
		(27,291)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (1.7)%
Arrow Electronics, Inc.	(560)	(18,374)
AVX Corp.	(1,126)	(12,037)
Benchmark Electronics, Inc.	(692)	(9,653)
IPG Photonics Corp.	(53)	(2,310)
Scansource, Inc.	(743)	(22,766)
		(65,140)
ENERGY EQUIPMENT AND SERVICES — (0.6)%
Atwood Oceanics, Inc.	(53)	(2,005)
McDermott International, Inc.	(1,320)	(14,705)
Noble Corp.	(131)	(4,261)
SEACOR Holdings, Inc.	(33)	(2,950)
		(23,921)
HOUSEHOLD DURABLES — (1.2)%
KB Home	(2,375)	(23,275)
Lennar Corp., Class A	(89)	(2,751)
M.D.C. Holdings, Inc.	(251)	(8,200)
NVR, Inc.	(11)	(9,350)
		(43,576)

15

Shares	Value
INSURANCE — (2.4)%
American International Group, Inc.	(465)	$(14,922)
Enstar Group Ltd.	(269)	(26,615)
MBIA, Inc.	(897)	(9,696)
OneBeacon Insurance Group Ltd., Class A	(952)	(12,395)
Platinum Underwriters Holdings Ltd.	(691)	(26,327)
		(89,955)
IT SERVICES — (0.6)%
Global Payments, Inc.	(523)	(22,609)
MACHINERY — (1.7)%
Colfax Corp.	(871)	(24,013)
Navistar International Corp.	(595)	(16,880)
SPX Corp.	(105)	(6,859)
Westport Innovations, Inc.	(440)	(16,170)
		(63,922)
MEDIA — (0.7)%
DreamWorks Animation SKG, Inc., Class A	(162)	(3,088)
Imax Corp.	(1,044)	(25,087)
		(28,175)
METALS AND MINING — (2.6)%
AK Steel Holding Corp.	(2,153)	(12,638)
Allied Nevada Gold Corp.	(146)	(4,143)
AuRico Gold, Inc.	(2,285)	(18,303)
Northern Dynasty Minerals Ltd.	(1,447)	(3,386)
Rubicon Minerals Corp.	(1,819)	(5,530)
Silver Standard Resources, Inc.	(1,391)	(15,635)
Tahoe Resources, Inc.	(1,050)	(14,585)
Thompson Creek Metals Co., Inc.	(7,453)	(23,775)
		(97,995)
MULTILINE RETAIL — (0.1)%
J.C. Penney Co., Inc.	(216)	(5,035)
OIL, GAS AND CONSUMABLE FUELS — (2.6)%
Alpha Natural Resources, Inc.	(409)	(3,562)
Forest Oil Corp.	(2,932)	(21,491)
Hess Corp.	(458)	(19,900)
Kodiak Oil & Gas Corp.	(2,860)	(23,481)
Murphy Oil Corp.	(261)	(13,126)
World Fuel Services Corp.	(494)	(18,787)
		(100,347)
PAPER AND FOREST PRODUCTS — (0.7)%
Louisiana-Pacific Corp.	(2,348)	(25,546)
PHARMACEUTICALS — (0.7)%
Akorn, Inc.	(414)	(6,529)
Impax Laboratories, Inc.	(1,015)	(20,574)
		(27,103)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (0.7)%
Brookfield Office Properties, Inc.	(1,330)	$(23,169)
St Joe Co. (The)	(184)	(2,909)
		(26,078)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (1.6)%
First Solar, Inc.	(1,697)	(25,557)
International Rectifier Corp.	(224)	(4,478)
MEMC Electronic Materials, Inc.	(13,590)	(29,490)
		(59,525)
SOFTWARE — (1.0)%
Concur Technologies, Inc.	(292)	(19,885)
Solera Holdings, Inc.	(109)	(4,555)
Take-Two Interactive Software, Inc.	(1,610)	(15,231)
		(39,671)
SPECIALTY RETAIL — (0.8)%
CarMax, Inc.	(915)	(23,735)
Tiffany & Co.	(124)	(6,566)
		(30,301)
TEXTILES, APPAREL AND LUXURY GOODS — (0.8)%
Deckers Outdoor Corp.	(99)	(4,357)
Gildan Activewear, Inc.	(900)	(24,768)
		(29,125)
THRIFTS AND MORTGAGE FINANCE — (0.8)%
MGIC Investment Corp.	(10,131)	(29,177)
TRADING COMPANIES AND DISTRIBUTORS — (0.7)%
Air Lease Corp.	(101)	(1,958)
Textainer Group Holdings Ltd.	(683)	(25,203)
		(27,161)
WIRELESS TELECOMMUNICATION SERVICES — (0.1)%
Clearwire Corp., Class A	(4,653)	(5,211)
TOTAL COMMON STOCKS SOLD SHORT — (29.7)% (Proceeds $1,195,885)		(1,129,881)
OTHER ASSETS AND LIABILITIES — 1.1%		43,605
TOTAL NET ASSETS — 100.0%		$3,799,658

Notes to Schedule of Investments

CBOE = Chicago Board Options Exchange

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $3,584,953.

(2)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $4,760,772)	$4,885,934
Deposits with broker for securities sold short	25,419
Receivable for investments sold	70,894
Receivable for capital shares sold	11,507
Dividends and interest receivable	4,529
4,998,283

Liabilities
Securities sold short, at value (proceeds of $1,195,885)	1,129,881
Disbursements in excess of demand deposit cash	25,208
Payable for investments purchased	37,592
Accrued management fees	4,385
Distribution and service fees payable	506
Dividend expense payable on securities sold short	980
Broker fees and charges payable on securities sold short	73
1,198,625

Net Assets	$3,799,658

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,627,883
Accumulated net investment loss	(10,918)
Accumulated net realized loss	(8,473)
Net unrealized appreciation	191,166
$3,799,658

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,248,594	207,054	$10.86
Institutional Class, $0.01 Par Value	$326,620	30,047	$10.87
A Class, $0.01 Par Value	$567,187	52,299	$10.85	*
C Class, $0.01 Par Value	$331,735	30,714	$10.80
R Class, $0.01 Par Value	$325,522	30,050	$10.83
*Maximum offering price $11.51 (net asset value divided by 0.9425)

See Notes to Financial Statements.

17

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2012(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $480)	$40,886
Interest	50
40,936

Expenses:
Dividend expense on securities sold short	12,613
Broker fees and charges on securities sold short	6,973
Management fees	28,042
Distribution and service fees:
A Class	728
C Class	2,123
R Class	1,055
Directors’ fees and expenses	124
Other expenses	166
51,824

Net investment income (loss)	(10,888)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,408
Securities sold short transactions	(44,772)
Foreign currency transactions	(9)
(8,373)

Change in net unrealized appreciation (depreciation) on:
Investments	125,162
Securities sold short	66,004
191,166

Net realized and unrealized gain (loss)	182,793

Net Increase (Decrease) in Net Assets Resulting from Operations	$171,905

(1)	October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(10,888)
Net realized gain (loss)	(8,373)
Change in net unrealized appreciation (depreciation)	191,166
Net increase (decrease) in net assets resulting from operations	171,905

Distributions to Shareholders
From net investment income:
Investor Class	(1,043)
Institutional Class	(462)
A Class	(244)
R Class	(117)
Decrease in net assets from distributions	(1,866)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	3,629,619

Net increase (decrease) in net assets	3,799,658

Net Assets
End of period	$3,799,658

Accumulated net investment loss	$(10,918)

(1)	October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

19

Statement of Cash Flows

FOR THE PERIOD ENDED JUNE 30, 2012(1)
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$171,905
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(6,116,677)
Proceeds from investments sold	1,392,312
Purchases to cover securities sold short	(725,511)
Proceeds from securities sold short	1,876,625
(Increase) decrease in deposits with broker for securities sold short	(25,419)
(Increase) decrease in receivable for investments sold	(70,894)
(Increase) decrease in dividends and interest receivable	(4,529)
Increase (decrease) in payable for investments purchased	37,592
Increase (decrease) in accrued management fees	4,385
Increase (decrease) in distribution and service fees payable	506
Increase (decrease) in dividend expense payable on securities sold short	980
Increase (decrease) in broker fees and charges payable on securities sold short	73
Change in net unrealized (appreciation) depreciation on investments	(125,162)
Net realized (gain) loss on investment transactions	(36,408)
Change in net unrealized (appreciation) depreciation on securities sold short	(66,004)
Net realized (gain) loss on securities sold short transactions	44,772
Net cash from (used in) operating activities	(3,641,454)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	4,195,887
Payments for shares redeemed	(579,540)
Disbursements in excess of demand deposit cash	25,208
Distributions paid, net of reinvestments	(101)
Net cash from (used in) financing activities	3,641,454

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:

Non cash financing activities not included herein consist of all reinvestment of distributions of $1,765.

(1)	October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in large capitalization publicly-traded U.S. companies. The fund takes long positions in equity securities that have been identified as most attractive. The fund takes short positions in equity securities that have been identified as least attractive. The fund invests approximately 130% in long positions and 30% in short positions though it may range from from 110% to 150% long and 10% to 50% short.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

21

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short —The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

22

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund’s Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.1180% to 1.3000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the period October 31, 2011 (fund inception) through June 30, 2012 was 1.46% for the Investor Class, A Class, C Class and R Class and 1.26% for the Institutional Class.

23

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period October 31, 2011 (fund inception) through June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 34% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period October 31, 2011 (fund inception) through June 30, 2012 were $6,842,188 and $3,268,678, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended June 30, 2012(1)
	Shares	Amount
Investor Class/Shares Authorized	10,000,000
Sold	259,750	$2,749,927
Issued in reinvestment of distributions	95	942
Redeemed	(52,791)	(569,221)
	207,054	2,181,648
Institutional Class/Shares Authorized	10,000,000
Sold	30,000	300,000
Issued in reinvestment of distributions	47	462
	30,047	300,462
A Class/Shares Authorized	10,000,000
Sold	53,230	549,047
Issued in reinvestment of distributions	24	244
Redeemed	(955)	(10,319)
	52,299	538,972
C Class/Shares Authorized	10,000,000
Sold	30,714	308,000
R Class/Shares Authorized	10,000,000
Sold	30,038	300,420
Issued in reinvestment of distributions	12	117
	30,050	300,537
Net increase (decrease)	350,164	$3,629,619

(1)	October 31, 2011 (fund inception) through June 30, 2012.

24

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$4,517,848	—	—
Foreign Common Stocks	368,086	—	—
Total Value of Investment Securities	$4,885,934	—	—

Securities Sold Short
Domestic Common Stocks	$(940,024)	—	—
Foreign Common Stocks	(189,857)	—	—
Total Value of Securities Sold Short	$(1,129,881)	—	—

7. Risk Factors

The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, or other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

25

8. Federal Tax Information

The tax character of distributions paid during the period October 31, 2011 (fund inception) through June 30, 2012 was as follows:

2012
Distributions Paid From
Ordinary income	$1,866
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,762,323
Gross tax appreciation of investments	$339,475
Gross tax depreciation of investments	(215,864)
Net tax appreciation (depreciation) of investments	$123,611
Net tax appreciation (depreciation) on securities sold short	$62,121
Net tax appreciation (depreciation)	$185,732
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,039)
Late-year ordinary loss deferral	$(10,918)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The loss deferral represents certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

26

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Operating Expenses (excluding expenses on securities sold short)		Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(3)	$10.00	(0.03)	0.90	0.87	(0.01)	$10.86	8.73%	2.48	%(4)	1.47	%(4)	(0.38	)%(4)	89%	$2,249
Institutional Class
2012(3)	$10.00	(0.01)	0.90	0.89	(0.02)	$10.87	8.87%	2.28	%(4)	1.27	%(4)	(0.18	)%(4)	89%	$327
A Class
2012(3)	$10.00	(0.05)	0.91	0.86	(0.01)	$10.85	8.59%	2.73	%(4)	1.72	%(4)	(0.63	)%(4)	89%	$567
C Class
2012(3)	$10.00	(0.09)	0.89	0.80	—	$10.80	8.00%	3.48	%(4)	2.47	%(4)	(1.38	)%(4)	89%	$332
R Class
2012(3)	$10.00	(0.06)	0.89	0.83	— (5)	$10.83	8.34%	2.98	%(4)	1.97	%(4)	(0.88	)%(4)	89%	$326

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	October 31, 2011 (fund inception) through June 30, 2012.
(4)	Annualized.
(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Plus Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period October 31, 2011 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

28

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholderconfirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement

33

approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2012.

For corporate taxpayers, the fund hereby designates $1,866, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2012 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75845   1208

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $277,689
FY 2012:                    $285,263

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $187,038
FY 2012:                    $199,276

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2012